1933 Act Registration No. 333-39871


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  Form N- 14AE


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


[ ]      Pre-Effective                             [X] Post-Effective
         Amendment No.                                 Amendment No. 1

                          EVERGREEN FIXED INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)


                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                         -----------------------------------
                    (Address of Principal Executive Offices)

                          Rosemary D. Van Antwerp, Esq.
                     Keystone Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                     -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036



         It is proposed that this filing will become effective:

[ ] immediately  upon filing pursuant to paragraph (b)
[ ] on ________  pursuant to paragraph  (b)
[X] 60 days after filing  pursuant to paragraph  (a)(1)
[ ] on ________  pursuant  to  paragraph  (a)(1)
[ ] 75 days after  filing  pursuant to paragraph (a)(2)
[ ] on ________ pursuant to paragraph (a)(2) of Rule 485

         Pursuant to Rule 414 under the Securities Act of 1933, by this amendment to Registration Statement No. 333-39871 on Form N- 14 of Evergreen Strategic Income Fund, a Massachusetts business trust, the Registrant hereby adopts the Registration Statement of such trust under the Securities Act of 1933.

                          EVERGREEN FIXED INCOME TRUST


                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) under the Securities Act of 1933


                                             Location in Prospectus/Proxy
Item of Part A of Form N-14                                          Statement

1.       Beginning of Registration           Cross Reference Sheet; Cover
         Statement and Outside               Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside               Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and             Comparison of Fees and
         Risk Factors                        Expenses; Summary; Comparison
                                             of Investment Objectives and
                                             Policies; Risks


4.       Information About the               Summary; Reasons for the
         Transaction
                                             Reorganization; Comparative
                                             Information on Shareholders'
                                             Rights; Exhibit A (Agreement
                                             and Plan of Reorganization)


5.       Information about the               Cover Page; Summary; Risks;
         Registrant                          Comparison of Investment
                                             Objectives and Policies;
                                             Comparative Information on
                                             Shareholders' Rights;
                                             Additional Information

6.       Information about the               Cover Page; Summary; Risks;
         Company Being Acquired              Comparison of Investment
                                             Objective and Policies;
                                             Comparative Information on
                                             Shareholders' Rights;
                                             Additional Information

7.       Voting Information                  Cover Page; Summary; Voting
                                             Information Concerning the
                                             Meeting

8.       Interest of Certain                 Financial Statements and
         Persons and Experts                 Experts; Legal Matters

9.       Additional Information              Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                          Cover Page

11.      Table of Contents                   Omitted

12.      Additional Information              Statement of Additional
         About the Registrant                Information of Evergreen

                                             Strategic Income Fund dated
                                             September 1, 1997, as amended


13.      Additional Information              Statement of Additional
         about the Company Being             Information of Blanchard Funds
         Acquired                            - Blanchard Flexible Income

                                             Fund dated  November
                                             30, 1997


14.      Financial Statements                Financial Statements dated
                                             April 30, 1997 of Evergreen
                                             Strategic Income Fund;
                                             Financial Statements of
                                             Blanchard Flexible Income Fund
                                             dated September 30, 1997; Pro
                                             Forma Financial Statements

Item of Part C of Form N-14
                                             Incorporated by Reference to
15.      Indemnification                     Part A Caption - "Comparative
                                             Information on Shareholders'
                                             Rights - Liability and
                                             Indemnification of Trustees"

16.      Exhibits                            Item 16.          Exhibits

17.      Undertakings
                                             Item 17.          Undertakings

                                 BLANCHARD FUNDS
                         BLANCHARD FLEXIBLE INCOME FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779


January 5, 1998


Dear Shareholder,


As a result of the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation effective November 28, 1997, I am writing to shareholders of Blanchard Flexible Income Fund (the "Fund") to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes three proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Strategic Income Fund in exchange for Class A shares of Evergreen Strategic Income Fund and the assumption by Evergreen Strategic Income Fund of certain liabilities of the Fund. You will receive shares of Evergreen Strategic Income Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen Strategic Income Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.


The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus
Capital Management, Inc.

The third and final proposal requests shareholder consideration of an Interim Sub-Advisory Agreement between Virtus Capital
Management, Inc. and OFFITBANK.

Information relating to the Interim Investment Advisory Agreement and the Interim Sub-Advisory Agreement is contained in the attached Prospectus/Proxy Statement.


The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage-paid envelope today.



If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares.


Thank you for taking this matter seriously and participating in this important process.

Sincerely,


 Edward C. Gonzales
 President
Blanchard Funds

                                 BLANCHARD FUNDS
                         BLANCHARD FLEXIBLE INCOME FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 1998



         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Blanchard Flexible Income Fund, a series of Blanchard Funds ("Flexible Income"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, on February 20, 1998 at 2:00 p.m. for the following purposes:

         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of Flexible Income by Evergreen Strategic Income Fund, a series of Evergreen Fixed Income Trust, ("Evergreen Strategic Income") in exchange for shares of Evergreen Strategic Income and the assumption by Evergreen Strategic Income of certain identified liabilities of Flexible Income. The Plan also provides for distribution of such shares of Evergreen Strategic Income to shareholders of Flexible Income in liquidation and subsequent termination of Flexible Income. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Flexible Income.


         2.       To consider and act upon the Interim Management
Contract between Flexible Income and Virtus Capital Management,
Inc.

         3. To consider and act upon the Interim Sub-Advisory Agreement between Virtus Capital Management, Inc. and OFFITBANK.

         4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.


         The Trustees of Blanchard Funds on behalf of Flexible Income have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of Flexible Income entitled to notice of and to vote at the Meeting or any adjournment thereof.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION

TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER
SOLICITATION.

                        By Order of the Board of Trustees

                                                              John W. McGonigle
                                                              Secretary

January 5, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                    VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                  ABC Corp.
(2)  ABC Corp.                                  John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                         John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan              John Doe, Trustee
TRUST ACCOUNTS

(1)  ABC Trust                                  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                       Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                       John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith,    Sr.                      John B. Smith, Jr., Executor

                PROSPECTUS/PROXY STATEMENT DATED JANUARY 5, 1998

                            Acquisition of Assets of

                         BLANCHARD FLEXIBLE INCOME FUND
                                   a series of
                                 Blanchard Funds
                            Federated Investors Tower

                       Pittsburgh, Pennsylvania 15222-3779


                        By and in Exchange for Shares of

                         EVERGREEN STRATEGIC INCOME FUND
                                   a series of
                          Evergreen Fixed Income Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

         This Prospectus/Proxy Statement is being furnished to shareholders of Blanchard Flexible Income Fund ("Flexible Income") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Flexible Income for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Flexible Income to be acquired by Evergreen Strategic Income Fund ("Evergreen Strategic Income") in exchange for shares of Evergreen Strategic Income and the assumption by Evergreen Strategic Income of certain identified liabilities of Flexible Income (hereinafter referred to as the "Reorganization"). Evergreen Strategic Income and Flexible Income are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen Strategic Income will be distributed to shareholders of Flexible Income in liquidation of Flexible Income and such Fund will be terminated. Holders of shares of Flexible Income will receive Class A shares of Evergreen Strategic Income having the same Rule 12b-1 distribution-related fees as the shares of Flexible Income held by such holders prior to the Reorganization. No initial sales charge will be imposed in connection with Class A shares of Evergreen Strategic Income received by holders of shares of Flexible Income. As a result of the proposed Reorganization, shareholders of Flexible Income will receive that number of full and fractional shares of Evergreen Strategic Income having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Flexible Income. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen Strategic Income is a separate series of Evergreen Fixed Income Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Evergreen Strategic Income seeks high current income from interest on debt securities and, secondarily, considers potential for growth of capital in selecting securities. Such investment objective is substantially identical to that of Flexible Income.


         Shareholders of Flexible Income are also being asked to approve the Interim Management Contract with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus") (the "Interim Advisory Agreement"), with the same terms and fees as the previous advisory agreement between Flexible Income and Virtus and the Interim Sub-Advisory Agreement between Virtus and OFFITBANK with the same terms and fees as the previous sub-advisory agreement between Virtus and OFFITBANK. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998).


         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Strategic Income that shareholders of Flexible Income should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 5, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen Strategic Income dated April 30, 1997 and Flexible Income dated September 30, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Strategic Income at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-343-2898.


         The Prospectus of Evergreen Strategic Income relating to Class A, Class B and Class C shares dated September 1, 1997, as amended, and its Annual Report for the period ended April 30, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Strategic Income only, and not to any other fund described therein. Shareholders of Flexible Income will receive, with this Prospectus/Proxy Statement, copies of the Prospectus of Evergreen Strategic Income. Additional information about Evergreen Strategic Income is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Strategic

Income at the address or telephone number listed in the preceding paragraph.


         The Prospectus of Flexible Income dated November 30, 1997, insofar as it relates to Flexible Income only, and not to any other funds described therein, is incorporated herein in its entirety by reference. Copies of the Prospectus and related Statement of Additional Information dated the same date, are available upon request without charge by writing to Flexible Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829- 3863.

         Included as Exhibits A, B and C to this Prospectus/Proxy Statement are a copy of the Plan, the Interim Advisory Agreement and the Interim Sub- Advisory Agreement, respectively.


         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS

                                                                           Page

COMPARISON OF FEES AND EXPENSES..............................................6

SUMMARY  ....................................................................8
         Proposed Plan of Reorganization.....................................9
         Tax Consequences...................................................10
         Investment Objectives and Policies
of the Funds................................................................11
         Comparative Performance Information

for each Fund...............................................................11
         Management of the Funds............................................12
         Investment Advisers and Sub-Adviser................................12
          Administrator.....................................................14
         Portfolio Management...............................................14
         Distribution of Shares.............................................14
         Purchase and Redemption Procedures.............................. 16
         Exchange Privileges................................................16
         Dividend Policy....................................................16
         Risks    ..........................................................17

REASONS FOR THE REORGANIZATION..............................................19
         Agreement and Plan of Reorganization............................ 22
         Federal Income Tax Consequences....................................24
         Pro-forma Capitalization...........................................25
         Shareholder Information............................................26


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............................27


COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.............................30
         Forms of Organization..............................................30
         Capitalization.....................................................30
         Shareholder Liability..............................................31
         Shareholder Meetings and Voting Rights.............................32
         Liquidation or Dissolution...................................... 33
         Liability and Indemnification of Trustees..........................33


INFORMATION REGARDING THE INTERIM ADVISORY
AGREEMENT...................................................................34
         Introduction.......................................................34
         Comparison of the Interim Advisory
Agreement and the Previous Advisory

Agreement...................................................................35
         Information  about Flexible Income's Investment

              Adviser.......................................................36

INFORMATION REGARDING THE INTERIM SUB-
ADVISORY AGREEMENT..........................................................37
         Introduction.......................................................37

         Comparison of the Interim Sub-Advisory
Agreement

              and the Previous Sub-

Advisory Agreement..........................................................38


ADDITIONAL INFORMATION................................................... 40

VOTING INFORMATION CONCERNING THE MEETING................................ 41


FINANCIAL STATEMENTS AND EXPERTS............................................43


LEGAL MATTERS............................................................ 44

 OTHER BUSINESS...........................................................44

APPENDIX A..................................................................45

APPENDIX B..................................................................47

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

                         COMPARISON OF FEES AND EXPENSES

         The amounts for Class A shares of Evergreen Strategic Income set forth in the following tables and in the examples are based on the expenses of Evergreen Strategic Income for the fiscal year ended April 30, 1997. The amounts for shares of Flexible Income set forth in the following tables and in the examples are based on the expenses for Flexible Income for the fiscal year ended September 30, 1997. The pro forma amounts for Class A shares of Evergreen Strategic Income are based on what the combined expenses would have been for Evergreen Strategic Income for the fiscal year ending April 30, 1997. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Evergreen Strategic Income, Flexible Income and Evergreen Strategic Income pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A shares of Evergreen Strategic Income and shares of Flexible Income, as applicable.


                          Comparison of Class A Shares
                       of Evergreen Strategic Income With
                            Shares of Flexible Income


                                                                                           Evergreen
                                                Evergreen                                  Strategic
                                                Strategic              Flexible            Income Pro
                                                Income                 Income              Forma
                                                ---------              --------            --------

Shareholder
Transaction                                     Class A                Shares              Class A
Expenses                                        -------                ------              -------

Maximum Sales Load                              4.75%                  None                4.75%
Imposed on Purchases
(as a percentage of
offering price)

Maximum Sales Load                              None                   None                None
Imposed on
Reinvested Dividends
(as a percentage of
offering price)





Contingent Deferred                             None                   None                None
Sales Charge (as a
percentage of
original purchase
price or redemption
proceeds, whichever
is lower)

Exchange Fee                                    None                   None                None

Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)


Management Fee                                  0.64%                                      0.59%
                                                                       0.75%

12b-1 Fees    (1)                               0.23%                                      0.25%
                                                                       0.25%

Other Expenses                                  0.41%                                      0.41%
                                                ------                 0.42%               -----

                                                                       ------


Annual Fund                                                              1.42%             1.25%
Operating Expenses                              1.28% (2)              ------              ------

                                                ------                 ------              ------
                                                ------

---------------

(1) Class A shares of Evergreen Strategic Income can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.




(2)  Reflects   voluntary  expense  waivers  by  Evergreen   Strategic  Income's
     investment adviser. Absent such waivers, total operating expenses would have been 1.28% (rounded to two decimal places).

         Examples. The following tables show for Evergreen Strategic Income and Flexible Income, and for Evergreen Strategic Income pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. In the case of Evergreen Strategic Income pro forma, the example does not reflect the imposition of the maximum 4.75% maximum sales load on purchases since Flexible Income shareholders who receive Class A shares of Evergreen Strategic Income in the Reorganization or who purchase additional Class A shares subsequent to the Reorganization will not incur any sales load.




                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

Evergreen                             $60                  $86                   $114                $195
Strategic Income
Class A


Flexible Income                         $14                  $45                   $78                 $170

Evergreen                             $13                  $40                       $69             $151
Strategic Income
Pro Forma

Class A



         The purpose of the foregoing examples is to assist Flexible Income shareholders in understanding the various costs and expenses that an investor in Evergreen Strategic Income as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Flexible Income. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY


         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectus of Evergreen Strategic Income dated September 1, 1997, as amended, and the Prospectus of Flexible Income dated November 30, 1997 (which are incorporated herein by reference), the Plan, the Interim Advisory Agreement and the Interim Sub- Advisory Agreement, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A, B and C, respectively.

Proposed Plan of Reorganization


         The Plan provides for the transfer of all of the assets of Flexible Income in exchange for shares of Evergreen Strategic Income and the assumption by Evergreen Strategic Income of certain identified liabilities of Flexible Income. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Strategic Income to Flexible Income shareholders in liquidation of Flexible Income as part of the Reorganization. As a result of the Reorganization, the shareholders of Flexible Income will become the owners of that number of full and fractional Class A shares of Evergreen Strategic Income having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Flexible Income as of the close of business immediately prior to the date that Flexible Income's assets are exchanged for shares of Evergreen Strategic Income. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."


         The Trustees of Blanchard Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Flexible Income, and that the interests of the shareholders of Flexible Income will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Flexible Income's shareholders.

                    THE BOARD OF TRUSTEES OF BLANCHARD FUNDS
             RECOMMENDS APPROVAL BY SHAREHOLDERS OF FLEXIBLE INCOME
                    OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Fixed Income Trust have also approved the Plan, and accordingly, Evergreen Strategic Income's participation in the Reorganization.

         Approval of the Reorganization on the part of Flexible Income will require the affirmative vote of a majority of Flexible Income's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Flexible Income and the sub-advisory agreement between Virtus and OFFITBANK. Prior to consummation of the Merger, Flexible Income received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus and a new sub-advisory agreement between Virtus and OFFITBANK for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement and Interim Sub-Advisory Agreement are approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement and the Interim Sub-Advisory Agreement have the same terms and fees as the previous investment advisory agreement between Flexible Income and Virtus and the previous sub-advisory agreement between Virtus and OFFITBANK, respectively. The Reorganization is scheduled to take place on or about February 27, 1998.

         Approval of the Interim Advisory Agreement and Interim Sub- Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Flexible Income present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Flexible Income outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of Flexible Income, whichever is less. See "Voting Information Concerning the Meeting."

         If the shareholders of Flexible Income do not vote to approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences


         Prior to or at the completion of the Reorganization, Flexible Income will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Strategic Income in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Strategic Income that are received by Flexible Income's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Flexible Income in the hands of Evergreen Strategic Income as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Strategic Income upon the receipt of the assets of the

Fund in exchange for shares of Evergreen Strategic Income and the assumption by Evergreen Strategic Income of certain identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen Strategic Income and Flexible Income are substantially identical.

         The investment objective of Evergreen Strategic Income is to seek high current income from interest on debt securities and, secondarily, to consider potential for growth of capital in selecting securities. Evergreen Strategic Income allocates its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities. The Fund may also invest in preferred stocks, common stocks and other equity securities, including convertible securities and warrants, and money market securities.

         The investment objective of Flexible Income is to provide high current income while seeking opportunities for capital appreciation. In seeking its investment objective, Flexible Income also takes into consideration preservation of capital. The Fund invests in U.S. government securities, investment grade and high yield, high risk securities of domestic and foreign issuers. The Fund may also invest a portion of its assets in money market securities. See "Comparison of Investment Objectives and Policies" below.

Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectus and Statement of Additional Information of the Funds. The total return of Evergreen Strategic Income and Flexible Income for the one and five year periods ended September 30, 1997, and for both Funds for the periods from inception through September 30, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                           Average Annual Total Return


                        1 Year
                        Ended                   5 Years                 From
                        September               Ended                   Inception To
                        30,                     September               September                Inception
                        1997                    30, 1997                30, 1997                 Date
                        -------                 -------                 ---------                ---------



Evergreen
Strategic               6.41%                   7.36%                   8.33%                    2/13/87
Income
Class A
shares


Flexible                9.53%                   N/A                     7.25%(1)                 11/2/92
Income


--------------

(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the period would have been lower.


         Important information about Evergreen Strategic Income is also contained in management's discussion of Evergreen Strategic Income's performance, attached hereto as Exhibit D. This information also appears in Evergreen Strategic Income's most recent Annual Report.

Management of the Funds

         The overall management of Evergreen Strategic Income and of Flexible Income is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Fixed Income Trust and Blanchard Funds, respectively.

Investment Advisers and Sub-Adviser


         Keystone Investment Management Company ("Keystone") serves as investment adviser to Evergreen Strategic Income. Keystone has served as investment adviser to the Keystone family of mutual funds since 1932. Keystone is an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. The Capital Management Group of FUNB, Evergreen Asset Management Corp. and Keystone manage the Evergreen Keystone family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding Keystone, FUNB and First Union, see "Management of the Funds -Investment Advisers" in the Prospectus of Evergreen Strategic Income.


         Keystone manages investments, provides various administrative services and supervises the daily business affairs of Evergreen Strategic Income subject to the authority of the Fund's Board of Trustees. The Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                      Average Aggregate Net
                                                      Asset Value of the
Management Fee                       Income           Shares of the Fund
-------------------------  -------------------------- ---------------------
                           2.0% of Gross
                           Dividend and
                           Interest
                           Income plus
0.50% of the first                                    $100,000,000 plus
0.45% of the next                                     $100,000,000 plus
0.40% of the next                                     $100,000,000 plus
0.35% of the next                                     $100,000,000 plus
0.30% of the next                                     $100,000,000 plus
0.25% of amounts over                                 $500,000,000.


         Virtus serves as the investment adviser for Flexible Income. As investment adviser, Virtus is responsible for providing or procuring for the Fund all management and administrative services. In carrying out its obligations, Virtus provides or arranges for investment research and supervision of the Fund's investments; selects and evaluates the performance of the Fund's sub-adviser (OFFITBANK); and conducts or arranges for a continuous program of appropriate sale or other disposition of the Fund's assets, subject at all times to the direction of the Board of Trustees. Virtus compensates OFFITBANK from the advisory fee received from Flexible Income. See "Information Regarding the Interim Sub-Advisory Agreement." For its services as investment adviser, Virtus receives a fee at an annual rate of 0.75% of the Fund's average daily net assets.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrator


         Federated Administrative Services ("FAS") provides Flexible Income with certain administrative personnel and services including certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of combined assets of the funds in the Blanchard/Virtus mutual fund family, 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.


Portfolio Management

     The portfolio manager of Evergreen Strategic Income is Prescott B. Crocker. Mr. Crocker is a Senior Vice President, Senior Portfolio Manager and Head of the High Yield Bond Team at Keystone. Mr. Crocker joined Keystone in 1997 and initially served as the manager of the domestic high yield bond portion of the Fund's portfolio. From 1993 until he joined Keystone, Mr. Crocker held various positions at Boston Securities Counselors, including President and Chief Investment Officer, and was Managing Director and portfolio manager at Northstar Investment Management. Mr. Crocker has 25 years of experience in fixed income investment management.

Distribution of Shares


         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Strategic Income's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Strategic Income offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements. (See "Distribution-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


         In the proposed Reorganization, shareholders of Flexible Income will receive Class A shares of Evergreen Strategic Income. Class A shares of Evergreen Strategic Income have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares of Flexible Income. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Strategic Income shares acquired by shareholders of Flexible Income pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class A shares of Evergreen Strategic Income which will be received by Flexible Income shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen Strategic Income Prospectus and the Flexible Income Prospectus and in each Fund's respective Statement of Additional Information.


         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the Prospectus for Evergreen Strategic Income. Holders of shares of Flexible Income who receive Class A shares of Evergreen

Strategic Income in the Reorganization will be able to purchase additional Class A shares of Evergreen Strategic Income and of any other Evergreen fund at net asset value. No initial sales charge will be imposed.

         Additional information regarding the classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

         Distribution-Related Expenses. Evergreen Strategic Income has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Flexible Income has adopted a Rule 12b-1 plan with respect to its shares under which such shares may pay for distribution- related expenses at an annual rate of 0.25% of average daily net assets.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Evergreen Strategic Income is $1,000 and the minimum investment for Flexible Income is $3,000 ($2,000 for qualified pension plans). Flexible Income has a minimum investment requirement of $200 for subsequent investments. There is no minimum for subsequent purchases of shares of Evergreen Strategic Income. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Flexible Income currently permits shareholders to exchange such shares for shares of another fund in the Blanchard Group of Funds or for Investment shares of other funds managed by Virtus. In addition, such shares may be exchanged for shares of Federated Emerging Market Fund. Holders of shares of a class of Evergreen Strategic Income generally may exchange their shares for shares of the same class of any other Evergreen fund. Flexible Income shareholders will be receiving Class A shares of Evergreen Strategic Income in the Reorganization and, accordingly, with respect to shares of Evergreen Strategic Income received by Flexible Income shareholders in the Reorganization, the exchange privilege is limited to the Class A shares of other Evergreen funds. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.

Dividend Policy

         Each Fund declares dividends from its net investment income daily and distributes such dividends monthly. Distributions of any net realized gains of a Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Flexible Income who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Strategic Income reinvested in shares of Evergreen Strategic Income. Shareholders of Flexible Income who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Strategic Income in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Strategic Income.

         Each of Evergreen Strategic Income and Flexible Income has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks


         Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies." There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. In addition, both Funds may employ for hedging purposes the strategy of engaging in options and futures transactions. The risks involved in these strategies are described in the "Investment Practices and Restrictions
- Risk Characteristics of Options and Futures" section in Evergreen Strategic Income's Prospectus.

         Evergreen Strategic Income invests principally in domestic high yield bonds and foreign government and corporate debt securities. High yield bonds are rated Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by Standard & Poor's Ratings Group ("S&P") and are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The lower ratings reflect a greater possibility that real or perceived adverse changes in the financial condition of the issuer or in general economic conditions or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of principal and interest or to meet specific projected business forecasts or obtain additional financing. The values of high yield bonds fluctuate in response to changes in interest rates, and the secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, thereby affecting the market price of the security, the Fund's ability to dispose of a particular security and to obtain accurate market quotations for purposes of valuing its assets. Flexible Income's investments in high yield bonds are limited to no more than 35% of the Fund's assets.


         Each of Evergreen Strategic Income and Flexible Income may purchase zero coupon and payment-in-kind bonds. Such investments may experience greater fluctuations in value due to changes in interest rates than debt obligations that pay interest currently. Each Fund is also required by tax laws to accrue interest income on such investments (even though they do not pay interest currently) and to distribute such amounts at least annually to shareholders. Thus each Fund could be required at times to liquidate investments in order to fulfill its distribution requirements and may not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.


         Both Evergreen Strategic Income and Flexible Income may invest in foreign securities. Flexible Income may invest up to 25% of its assets in securities of issuers located in emerging or developing markets countries. Evergreen Strategic Income has no limit on the percentage of its assets which may be invested in issuers located in emerging or developing market countries. Evergreen Strategic Income may invest in debt securities issued or guaranteed by foreign corporations, certain supranational entities, foreign governments, their agencies and instrumentalities and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These debt obligations may include bonds, debentures, notes and short-term obligations. Investment in foreign securities generally entails more risk than investment in domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities; securities markets and trading may be less regulated; and the possibility of expropriation, confiscatory taxation, nationalization, establishment of price controls, political or social instability exists. Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less stable than those of developed countries. Investing in companies in emerging markets countries may involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


                         REASONS FOR THE REORGANIZATION


         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet, which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Flexible Income by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.

         At a meeting held on September 16, 1997, the Board of Trustees of Blanchard Funds considered and approved the Reorganization as in the best interests of shareholders of Flexible Income and determined that the interests of existing shareholders of Flexible Income will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement and Interim Sub-Advisory Agreement with respect to Flexible Income.

         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise Blanchard Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of Blanchard Funds and Virtus and the sub-advisory agreement between Virtus and OFFITBANK with respect to the Fund. Blanchard Funds have received an order from the SEC which permits Virtus and OFFITBANK to continue to act as Flexible Income's investment adviser and sub-adviser, respectively, without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement and sub-advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.


         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen Strategic Income and Flexible Income. Specifically, Evergreen Strategic Income and Flexible Income have substantially identical investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Flexible Income with an Evergreen fund with a greater level of assets. As of September 30, 1997, Evergreen Strategic Income's net assets were approximately $210 million and Flexible Income's net assets were approximately $155 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that Flexible Income continue its existence and be separately managed by Keystone or one of its affiliates, Flexible Income would be offered through common distribution channels with the substantially similar Evergreen Strategic Income. Flexible Income would also have to bear the cost of maintaining its separate existence. Signet and Keystone believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two substantially identical funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and Keystone believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Blanchard Funds met and considered the recommendation of Signet and Keystone and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Evergreen Strategic Income and Flexible Income; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of Keystone; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Flexible Income in connection with the Reorganization; (x) the fact that Evergreen Strategic Income will assume certain identified liabilities of Flexible Income; and (xi) the expected federal income tax consequences of the Reorganization.

         The Trustees also considered the benefits to be derived by shareholders of Flexible Income from the sale of its assets to Evergreen Strategic Income. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Flexible Income.

         In addition, the Trustees considered that there are alternatives available to shareholders of Flexible Income, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Fixed Income Trust also concluded at a meeting on September 17, 1997 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Strategic Income and that the interests of the shareholders of Evergreen Strategic Income would not be diluted as a result of the transactions contemplated by the Reorganization.

                    THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                THAT THE SHAREHOLDERS OF FLEXIBLE INCOME APPROVE

                          THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen Strategic Income will acquire all of the assets of Flexible Income in exchange for shares of Evergreen Strategic Income and the assumption by Evergreen Strategic Income of certain identified liabilities of Flexible Income on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Flexible Income will endeavor to discharge all of its known liabilities and obligations. Evergreen Strategic Income will not assume any liabilities or obligations of Flexible Income other than those reflected in an unaudited statement of assets and liabilities of Flexible Income prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen Strategic Income to be received by the shareholders of Flexible Income will be determined by multiplying the respective outstanding class of shares of Flexible Income by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Flexible Income by the net asset value per share of the respective class of shares of Evergreen Strategic Income. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen Strategic Income, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Strategic Income, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Flexible Income will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Flexible Income will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Strategic Income received by Flexible Income. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Evergreen Strategic Income's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Strategic Income due to the Fund's shareholders. All issued and outstanding shares of Flexible Income, including those represented by certificates, will be canceled. The shares of Evergreen Strategic Income to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Flexible Income will be terminated. In connection with such termination, Blanchard Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Flexible Income's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Flexible Income's shareholders, the Plan may be terminated (a) by the mutual agreement of Flexible Income and Evergreen Strategic Income; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Flexible Income in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Flexible Income or its shareholders. There are not any liabilities or any expected reimbursements in connection with the 12b-1 Plan of Flexible Income. As a result, no 12b-1 liabilities will be assumed by Evergreen Strategic Income following the Reorganization.

         If the Reorganization is not approved by shareholders of Flexible Income, the Board of Trustees of Blanchard Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Flexible Income will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:


         (1) The transfer of all of the assets of Flexible Income solely in exchange for shares of Evergreen Strategic Income and the assumption by Evergreen Strategic Income of certain identified liabilities, followed by the distribution of Evergreen Strategic Income's shares by Flexible Income in dissolution and liquidation of Flexible Income, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Strategic Income and Flexible Income will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Flexible Income on the transfer of all of its assets to Evergreen Strategic Income solely in exchange for Evergreen Strategic Income's shares and the assumption by Evergreen Strategic Income of certain identified liabilities of Flexible Income or upon the distribution of Evergreen Strategic Income's shares to Flexible Income's shareholders in exchange for their shares of Flexible Income;

         (3) The tax basis of the assets transferred will be the same to Evergreen Strategic Income as the tax basis of such assets to Flexible Income immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Strategic Income will include the period during which the assets were held by Flexible Income;

         (4) No gain or loss will be recognized by Evergreen Strategic Income upon the receipt of the assets from Flexible Income solely in exchange for the shares of Evergreen Strategic Income and the assumption by Evergreen Strategic Income of certain identified liabilities of Flexible Income;

         (5) No gain or loss will be recognized by Flexible Income's shareholders upon the issuance of the shares of Evergreen Strategic Income to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Flexible Income; and

         (6) The aggregate tax basis of the shares of Evergreen Strategic Income, including any fractional shares, received by each of the shareholders of Flexible Income pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Flexible Income held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Strategic Income, including fractional shares, received by each such shareholder will include the period during which the shares of Flexible Income exchanged therefor were held by such shareholder (provided that the shares of Flexible Income were held as a capital asset on the date of the Reorganization).


         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Flexible Income would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Strategic Income shares he or she received. Shareholders of Flexible Income should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Strategic Income. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Flexible Income should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.


Pro-forma Capitalization


         The following table sets forth the capitalizations of Evergreen Strategic Income and Flexible Income as of September 30, 1997 and the capitalization of Evergreen Strategic Income on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.69748 Class A shares of Evergreen Strategic Income issued for each share of Flexible Income.




                       Capitalization of Flexible Income,
                    Evergreen Strategic Income and Evergreen
                          Strategic Income (Pro Forma)


                                                                                             Evergreen
                                                                                             Strategic
                                                                  Evergreen                  Income (After
                                       Flexible                   Strategic                  Reorgani-
                                       Income                     Income                     zation)
                                       ---------                  --------                   ------------

Net Assets
   Class A........................     $155,222,701               $66,261,382                $221,484,083
   Class B........................     N/A                        $119,823,388               $119,823,388

                                                                                             Evergreen
                                                                                             Strategic
                                                                  Evergreen                  Income (After
                                       Flexible                   Strategic                  Reorgani-
                                       Income                     Income                     zation)
                                       ---------                  --------                   ------------
   Class C........................     N/A                        $23,268,862                $23,268,862
   Class Y........................     N/A                        $393,674                   $393,674

                                       ------------               ------------               -------------

   Total Net
     Assets.......................     $155,222,701               $209,747,306               $364,970,007
Net Asset Value Per
Share
   Class A........................     $4.98                      $7.14                      $7.14
   Class B........................     N/A                        $7.17                      $7.17
   Class C........................     N/A                        $7.16                      $7.16
   Class Y........................     N/A                        $6.96                      $6.96
Shares Outstanding

   Class A........................                                9,280,358                  31,008,874


                                       31,152,932
   Class B........................     N/A                                                   16,704,455
                                                                    16,704,455
   Class C........................     N/A                                                   3,247,842
                                                                  3,247,842
   Class Y........................     N/A                          56,530                       56,530

                                       -----------                ----------                 -----------

   All Classes....................      31,152,932                 29,289,185                 51,017,701




         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of December 26, 1997 (the "Record Date"), there were shares of beneficial interest of Flexible Income outstanding.


         As of November 30, 1997, the officers and Trustees of Blanchard Funds beneficially owned as a group less than 1% of the outstanding shares of Flexible Income. To Flexible Income's knowledge, no person owned beneficially or of record more than 5% of Flexible Income's total outstanding shares as of November 30, 1997.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of the Funds. The investment objectives, policies and restrictions of Evergreen Strategic Income can be found in the Prospectus of Evergreen Strategic Income under the caption "Investment Objectives and Policies." Evergreen Strategic Income's Prospectus also offers additional funds advised by Keystone or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objective, policies and restrictions of Flexible Income can be found in the Prospectus of the Fund under the caption "The Funds' Investment Objectives and Policies." Unlike the investment objective of Flexible Income, which is fundamental, the investment objective of Evergreen Strategic Income is non-fundamental and can be changed by the Board of Trustees without shareholder approval.


         The investment objective of Evergreen Strategic Income is to seek high current income from interest on debt securities and, secondarily, to consider growth of capital in selecting securities. Evergreen Strategic Income seeks to achieve its objectives by allocating its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, Evergreen Strategic Income will, from time to time, allocate a portion of its assets to U.S. government securities. This allocation will be made on the basis of the investment adviser's assessment of global opportunities for high income. Under normal circumstances, the Fund will invest principally in domestic high yield bonds and foreign government and corporate debt securities. From time to time the Fund may invest 100% of its assets in U.S.
or foreign securities.

         The Fund may invest in:

         Domestic High Yield Bonds. The Fund may invest principally in domestic high yield, high risk bonds, commonly known as "junk bonds." High-yield bonds in which the Fund may invest include zero coupon bonds and payment-in-kind securities ("PIKs"), debentures, convertible debentures, fixed, increasing and adjustable rate bonds, stripped bonds, mortgage bonds, mortgage backed securities, corporate notes (including convertible notes) with maturities at the date of issue of at least five years (which may be senior or junior to other bonds), equipment trust certificates, and units consisting of bonds with stock or warrants to buy stock attached.

         Foreign Securities. The Fund may invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S.
currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), foreign governments, their agencies and instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S.
currencies. These debt obligations may include bonds, debentures, notes and short-term obligations.

         U.S. government securities.  The Fund may invest in U.S.
government securities, including zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.

         The investment objective of Flexible Income is to provide high current income while seeking opportunities for capital appreciation. The Fund intends to invest in the following fixed income securities markets:

         U.S. Government Securities. This consists of debt obligations of the U.S. government and its agencies and instrumentalities and related options, futures contracts and repurchase agreements.

         Investment Grade Fixed Income Securities. This consists of investment grade fixed income securities, including mortgage related and asset backed securities.

         High Yield Securities.  This consists of higher yielding
         (and, therefore, higher risk), lower rated U.S. corporation fixed income securities.


         International Fixed Income Securities. This consists of obligations of foreign governments, their agencies and instrumentalities and other fixed income securities denominated in foreign currencies or composite currencies including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; debt obligations of supranational entities; debt obligations of the U.S. government issued in non-dollar securities; and debt obligations and other fixed income securities of foreign and U.S. corporate issuers (non-dollar denominated). The Fund is not limited to purchasing debt securities rated at the time of purchase by Moody's , S&P or any other nationally recognized statistical ratings organizations.


         The Fund may invest in any country where its investment adviser sees potential for high income. It presently expects to invest primarily in non-dollar denominated securities of issuers in the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. The Fund may also invest up to 25% of its assets in the fixed income securities of issuers in emerging markets countries. It is the policy of the Fund not to invest more than 10% of its assets in any one emerging market country, except that the Fund may invest up to 15% of its assets in fixed income securities of issuers in Mexico.

         While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years.


         Evergreen Strategic Income may invest in equity securities. Evergreen Strategic Income's equity investments may include preferred stocks, common stocks and other equity securities, including convertible securities and warrants, which may be used to create other permissible investments which are consistent with the Fund's primary objective of seeking a high level of current income or be acquired as part of a unit combining income and equity securities. Flexible Income does not invest in equity securities.


         Evergreen Strategic Income may not invest more than 5% of its assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. As a diversified portfolio under the 1940 Act, the same restrictions apply to 75% of the assets of Evergreen Strategic Income. However, since Flexible Income is a non-diversified portfolio for purposes of the 1940 Act, these 5% restrictions apply to 50% of the assets of Flexible Income. The remaining 50% of the assets of Flexible Income may be invested up to 25% in the securities of a single issuer. Nondiversification may increase investment risks.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Fixed Income Trust and Blanchard Funds are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Fixed Income Trust is organized as a Delaware business trust and Blanchard Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law. Evergreen Strategic Income is a series of Evergreen Fixed Income Trust and Flexible Income is a series of Blanchard Funds.

         As set forth in the Supplement to Evergreen Strategic Income's Prospectus, effective December 22, 1997, Evergreen Strategic Income Fund, a Massachusetts business trust, was reorganized (the "Delaware Reorganization") into a corresponding series (Evergreen Strategic Income) of Evergreen Fixed Income Trust. In connection with the Delaware Reorganization, the Fund's investment objectives were reclassified from "fundamental" to "non-fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions.


Capitalization

         The beneficial interests in Evergreen Strategic Income are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Flexible Income are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Flexible Income was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Fixed Income Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Fixed Income Trust is remote.


Shareholder Meetings and Voting Rights


         Neither Evergreen Fixed Income Trust on behalf of Evergreen Strategic Income nor Blanchard Funds on behalf of Flexible Income is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Fixed Income Trust or Blanchard Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, a majority of the outstanding shares entitled to vote of each Fund constitutes a quorum for consideration of such matter. For Evergreen Strategic Income and Flexible Income, a majority of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Fixed Income Trust, each share of Evergreen Strategic Income is entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Flexible Income, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of Blanchard Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund which is a series of Blanchard Funds and which has a lower net asset value will purchase more shares and, under the current voting provisions of Blanchard Funds, have more votes, than the same investment in a series with a higher net asset value. Under the Declaration of Trust of Evergreen Fixed Income Trust, voting power is related to the dollar value of a shareholder's investment rather than to the number of shares held.


Liquidation or Dissolution

         In the event of the liquidation of Evergreen Strategic Income and Flexible Income, the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of Blanchard Funds provides that no Trustee shall be liable for errors of judgment or mistakes of fact or law. No Trustee shall be subject to liability unless such Trustee is found to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Declaration of Trust of Blanchard Funds provides that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.

              INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction


         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Flexible Income approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Flexible Income, as well as the services to be provided by Virtus pursuant thereto, is set forth below under "Advisory Services."

The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.


         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management, is an indirect wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Contract dated July 12, 1995. As used herein, the Investment Advisory Agreement for Flexible Income is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of Blanchard Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Flexible Income.

         The Trustees have authorized Blanchard Funds, on behalf of Flexible Income, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for Flexible Income is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Flexible Income's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 11, 1997.


Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus is responsible for managing the Fund and overseeing the investment of its assets, subject at all times to the supervision of the Board of Trustees. Virtus selects, monitors and evaluates the Fund's sub- adviser. Virtus periodically reviews the sub-adviser's performance record and will make a change, if necessary, subject to approval of the Board of Trustees and shareholders.


         FAS currently acts as administrator of Flexible Income. FAS will continue during the term of the Interim Advisory Agreement as Flexible Income's administrator for the same compensation as currently received . An affiliate of FAS currently performs transfer agency services for Flexible Income's shareholders . Commencing February 9, 1998 Evergreen Service Company will provide such transfer agency services for the same fees as Flexible Income's current transfer agent. See "Summary -Administrator."

         Fees and Expenses. The investment advisory fees and expense limitations for Flexible Income under the Previous Advisory
Agreement and the Interim Advisory Agreement are identical.  See
"Summary - Investment Advisers and Sub-Adviser."


         Expense Reimbursement. Virtus may, if it deems appropriate, assume expenses of the Fund or a class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to the Fund, voluntarily declare to be effective.


         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, Blanchard Funds was required to pay or cause to be paid on behalf of the Fund, all of the Fund's expenses and the Fund's allocable share of Blanchard Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to Blanchard Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Flexible Income (as defined in the 1940 Act) or by a vote of the Trustees of Blanchard Funds on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to Blanchard Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information about Flexible Income's Investment Adviser

         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus is set forth in Appendix A to this Prospectus/Proxy
Statement.

         For the fiscal year ended September 30, 1997 and the period from May 1, 1996 to September 30, 1996, Virtus received from Flexible Income management fees of $1,273,719 and $610,104, respectively, of which $0 and $8,181, respectively, were voluntarily waived. For the fiscal year ended April 30, 1996, the Fund's investment management fee paid to Virtus and the prior manager was $1,795,137. Signet acts as custodian for Flexible Income and received $68,539 for the fiscal year ended September 30, 1997. Commencing on or about January 20, 1998 FUNB will act as Flexible Income's custodian during the term of the Interim Advisory Agreement.


         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.


                    THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                    THAT THE SHAREHOLDERS OF FLEXIBLE INCOME
                     APPROVE THE INTERIM ADVISORY AGREEMENT.


            INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENT

Introduction


         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Flexible Income approve the Interim Sub-Advisory Agreement. Such Agreement became effective on November 28, 1997. Pursuant to an order from the SEC, all fees payable under the Interim Sub-Advisory Agreement will be placed in escrow and paid to OFFITBANK if shareholders approve the contract within 120 days of its effective date. The Interim Sub-Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Sub-Advisory Agreement are essentially the same as the Previous Sub-Advisory Agreement (as defined below). The only difference between the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, if approved by shareholders, is the length of time the Agreement is in effect. A description of the Interim Sub-Advisory Agreement pursuant to which OFFITBANK continues as the investment sub- adviser to Flexible Income, as well as the services to be provided by OFFITBANK pursuant thereto, is set forth below under "Sub-Advisory Services." The description of the Interim Sub- Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Sub- Advisory Agreement, attached hereto as Exhibit C.


         OFFITBANK, 520 Madison Avenue, New York, New York 10022, has served as investment adviser to Flexible Income pursuant to a Sub-Advisory Agreement, dated July 12, 1995. OFFITBANK, a New York State chartered trust bank, is the continuation of the business of Offit Associates, Inc., a registered investment adviser founded in December, 1982. The firm converted to a trust bank in July, 1990. The core business of OFFITBANK is portfolio management for institutions, non-profit organizations and wealthy family groups. OFFITBANK specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. As of July 31, 1997, OFFITBANK had in excess of $8 billion in assets under management. Jack D. Burks, Managing Director of OFFITBANK, has over 10 years of experience in Fixed Income Portfolio Management and is responsible for the day-to-day management of the Fund's portfolio. See "Summary - Investment Advisers and Sub-Adviser." As used herein, the Sub-Advisory Agreement for Flexible Income is referred to as the "Previous Sub-Advisory Agreement." At a meeting of the Board of Trustees of Blanchard Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement for Flexible Income.

         The Trustees have authorized Blanchard Funds, on behalf of Flexible Income, to enter into the Interim Sub-Advisory Agreement with Virtus and OFFITBANK. Such Agreement became effective on November 28, 1997. If the Interim Sub-Advisory Agreement for Flexible Income is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Flexible Income's investment sub-advisory arrangements at that time. The Previous Sub-Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 11, 1997.


Comparison of the Interim Sub-Advisory Agreement and the Previous
Sub-Advisory Agreement

         Sub-Advisory Services. The management and advisory services to be provided by OFFITBANK under the Interim Sub-Advisory Agreement are identical to those currently provided by OFFITBANK under the Previous Sub-Advisory Agreement. Under the Previous Sub-Advisory Agreement, OFFITBANK supervised the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of Virtus and the policies and control of Blanchard Funds' Board of Trustees.

     Fees and Expenses. The investment sub-advisory fees under the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are identical. As compensation for its sub-advisory services under the Previous Sub-Advisory Agreement OFFITBANK was paid by Virtus a monthly fee at the annual rate of 0.30% of the first $25 million of the Fund's average daily net assets; plus 0.25% of the Fund's average daily net assets in excess of $25 million but less than $50 million; plus 0.20% of the Fund's average daily net assets in excess of $50 million.


         The fee paid to OFFITBANK by Virtus for the fiscal year ended September 30, 1997 was $377,158. The fee paid to OFFITBANK by Virtus for the period from May 1, 1996 through September 30, 1996 was $178,414. The fee paid to OFFITBANK by the prior manager and by Virtus for the fiscal year ended April 30, 1996 was $516,503.


         The names and addresses of the principal executive officers and directors of OFFITBANK are set forth in Appendix B to this Prospectus/Proxy Statement.

         Limitation of Liability. The Previous Sub-Advisory Agreement provided that in the absence of willful misfeasance, bad faith or gross negligence on the part of OFFITBANK or reckless disregard by OFFITBANK of its duties under the Agreement, OFFITBANK shall not be liable to Virtus, Blanchard Funds or to any shareholder of Blanchard Funds for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Interim Sub-Advisory Agreement contains an identical provision.


         Termination; Assignment. The Interim Sub-Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Flexible Income (as defined in the 1940 Act) or by a vote of a majority of Blanchard Funds' entire Board of Trustees on 60 days' written notice to OFFITBANK or by Virtus or OFFITBANK on 60 days' written notice to the other party to the Agreement. Also, the Interim Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Sub-Advisory Agreement contained identical provisions as to termination and assignment.

         The Board of Trustees considered the Interim Sub-Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Previous Sub-Advisory Agreement.


                    THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                    THAT THE SHAREHOLDERS OF FLEXIBLE INCOME
                   APPROVE THE INTERIM SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION


         Evergreen Strategic Income. Information concerning the operation and management of Evergreen Strategic Income is incorporated herein by reference from the Prospectus dated September 1, 1997, as amended, a copy of which is enclosed, and Statement of Additional Information dated September 1, 1997, as amended. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Strategic Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

         Flexible Income. Information about the Fund is included in its current Prospectus dated November 30, 1997 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to Flexible Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.


         Evergreen Strategic Income and Flexible Income are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661- 2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                    VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Blanchard Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Flexible Income on or about January 5, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement, FOR the Interim Sub-Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement and the Interim Sub- Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Blanchard Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby, FOR approval of the Interim Advisory Agreement and FOR approval of the Interim Sub-Advisory Agreement.


         Approval of the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of Keystone or Signet, their affiliates or other representatives of Flexible Income (who will not be paid for their soliciting activities). Shareholders Communications Corporation has been engaged by Flexible Income to assist in soliciting proxies.


         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of Blanchard Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Strategic Income which they receive in the transaction at their then-current net asset value. Shares of Flexible Income may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Flexible Income may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         Flexible Income does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Blanchard Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen Strategic Income are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Flexible Income whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Evergreen Strategic Income as of April 30, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


         The financial statements and financial highlights of Flexible Income incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of the Blanchard Funds for the year ended September 30, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Strategic Income will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

         The Trustees of Blanchard Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


         THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT.


January 5, 1998

                                   APPENDIX A

         The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:


OFFICERS:


Name                                   Address
----                                   -------

 David C.                              First Union National Bank
Francis, Chief Investment              201 South College Street
Officer                                Charlotte, North Carolina 28288-

                                       1195

Tanya Orr Bird, Vice                   Virtus Capital Management, Inc.
President                              707 East Main Street
                                       Suite 1300
                                       Richmond, Virginia 23219

Josie                                  Virtus Capital Management, Inc.
Clemons Rosson, Vice                   707 East Main Street
President, Assistant                   Suite 1300
Secretary                              Richmond, Virginia  23219

                                       First Union National Bank
L.                                     201 South College
Robert Cheshire, Vice                  Street
President                              Charlotte, North
                                       Carolina 28288-1195

John E. Gray, Vice                     First Union National Bank
President                              201
                                       South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

Dillon S. Harris, Jr., Vice            First Union National Bank
President                              201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

J. Kellie Allen, Vice                  First Union National Bank
President                              201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

Ethel B. Sutton, Vice                  Evergreen Asset Management Corp.
President                              2500 Westchester Avenue
                                       Purchase, New York 10577

DIRECTORS:



Name                                   Address
----                                   -------

                                       First Union National Bank
 David C.                              201 South College
Francis                                Street
                                       Charlotte, North
                                       Carolina 28288-1195

Donald A. McMullen                     First Union National Bank



                                        201 South College

                                       Street

                                        Charlotte, North
                                       Carolina 28288-1195
William M. Ennis                       First Union National Bank
                                       201
                                       South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

Barbara J. Colvin                      First Union National Bank
                                       201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

William D. Munn                        First Union National Bank
                                       201 South College Street
                                       Charlotte, North Carolina 28288-1195

                                   APPENDIX B

         The names and addresses of the principal executive officers and directors of OFFITBANK are as follows:

OFFICERS AND DIRECTORS:

Name                                      Address
----                                      -------

Leslie F.B. Ashburner,                    OFFITBANK
Managing Director                         520 Madison Avenue

                                          New York, New York 10022

Albert C. Bellas, Managing                OFFITBANK
Director                                  520 Madison Avenue

                                          New York, New York 10022

Jack D. Burks, Managing                   OFFITBANK
Director                                  520 Madison Avenue

                                          New York, New York 10022

Carolyn N. Dolan, Managing                OFFITBANK
Director                                  520 Madison Avenue

                                          New York, New York 10022

John H. Haldeman, Jr.,                    OFFITBANK
Managing Director                         520 Madison Avenue

                                          New York, New York 10022

Richard M. Johnston, Managing             OFFITBANK
Director                                  520 Madison Avenue

                                          New York, New York 10022

Wallace Mathai-Davis, Chief               OFFITBANK
Financial Officer, Secretary,             520 Madison Avenue
Managing Director                         New York, New York 10022
Morris W. Offit, Chairman,                OFFITBANK
Chief Executive Officer,                  520 Madison Avenue
Managing Director                         New York, New York 10022
Stephen T. Shapiro, Managing              OFFITBANK
Director                                  520 Madison Avenue

                                          New York, New York 10022

Stephen B. Wells, Managing                OFFITBANK
Director                                  520 Madison Avenue

                                          New York, New York 10022

                                                                EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Strategic Income Fund series (the "Acquiring Fund"), and Blanchard Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, with respect to its Blanchard Flexible Income Fund series (the "Selling Fund").


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Blanchard Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable time prior to the Closing Date, furnish the

Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein shall require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.


         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.


         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Signet Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Blanchard Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Blanchard Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected on the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.


          4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at April 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since April 30, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


         4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Evergreen Strategic Income Fund (the "Predecessor Fund"), a Massachusetts business trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in Section 4.2.1 with respect to the Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.


                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Blanchard Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by Blanchard Funds' President and Treasurer.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Blanchard Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.


         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.


         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.

                                   ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Blanchard Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Blanchard Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Blanchard Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," the Interim Sub- Advisory Agreement and the Previous Sub-Advisory Agreement, as set forth under the caption "Information Regarding the Interim Sub-Advisory Agreement" and the description of voting requirements applicable to approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

                  7.3.2 The  Acquiring  Fund shall have  received on the Closing
Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of Blanchard Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).

         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement, on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.

         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         7.4 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Blanchard Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the

Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Blanchard Funds responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets;

                  (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Acquiring Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Blanchard Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                   AMENDMENTS


         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Blanchard Funds or the Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Blanchard Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Blanchard Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Blanchard Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Blanchard Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                         EVERGREEN FIXED INCOME TRUST ON
                                         BEHALF OF EVERGREEN STRATEGIC
                                         INCOME FUND
                                         By:

                                         Name:

                                         Title:



                                         BLANCHARD FUNDS
                                         ON BEHALF OF BLANCHARD FLEXIBLE
                                         INCOME FUND
                                         By:

                                         Name:

                                         Title:

                                                                  EXHIBIT B

                                 BLANCHARD FUNDS

                           INTERIM MANAGEMENT CONTRACT


         This Contract is made this 28th day of November, 1997 between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Manager"), and Blanchard Funds, a Massachusetts business trust having its principal place of business in Pittsburgh,

Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Manager is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:


         1. The Trust hereby appoints Manager as manager for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Manager accepts the appointments. Subject to the direction of the Trustees of the Trust, Manager shall provide or procure on behalf of each of the Funds all management and administrative services. In carrying out its obligations under this paragraph, the Manager shall: (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's Portfolio Sub-Adviser; (iii) select and evaluate the performance of the Administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of each Fund's assets.


         2. Manager, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for management services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

         4. Each of the Funds shall pay to Manager, for all services rendered to each Fund by Manager hereunder, the fees set forth in the exhibits attached hereto.

         5. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which Shares of the Fund are offered for sale Manager shall reduce its management fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its management fee for such fiscal year. The amount of any such reduction is to be borne by the Manager and shall be deducted from the monthly management fee otherwise payable to the Manager during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

         6. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         7. The Manager may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Manager may, by notice to the Fund, voluntarily declare to be effective.

         8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of November 26, 1997 with respect to each Fund or for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Manager shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of the Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.


         9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Manager.

         10. This Contract may not be assigned by Manager and shall automatically terminate in the event of any assignment. Manager may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Manager, Manager shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         12. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.


         13. The Manager acknowledges that all sales literature for investment companies (such as the Trust) is subject to strict regulatory oversight. The Manager agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Manager to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Manager of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.


         14. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, or any of the officers, employees, agents or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is also hereby given that the obligations pursuant to this instrument of a particular Fund and of the Trust with respect to that particular Fund shall be limited solely to the assets of that particular Fund.

         15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                    EXHIBIT A
                                     to the
                               Management Contract

                          Blanchard Global Growth Fund
                         Blanchard Flexible Income Fund

                    Blanchard Short-Term Flexible Income Fund

                      Blanchard Flexible Tax-Free Bond Fund
                         Blanchard Growth & Income Fund


         For all services rendered by Manager hereunder, the above-named Funds of the Trust shall pay to Manager and Manager agrees to accept as full compensation for all services rendered hereunder, an annual management fee equal to the following percentage ("the applicable percentage") of the average daily net assets of each Fund:



Name of Fund                                    Percentage of Net Assets
Blanchard Global Growth Fund                    1% of the first $150 million
                                                of average  daily net
                                                assets,  .875% of the
                                                Fund's  average daily
                                                net  assets in excess
                                                of $150  million  but
                                                not  exceeding   $300
                                                million  and  .75% of
                                                the  Fund's   average
                                                daily  net  assets in
                                                excess     of    $300
                                                million.
Blanchard Flexible Income Fund                  .75%
Blanchard Growth & Income Fund                  1.10% of the Fund's average
                                                daily net assets, .40% of
                                                which, which would otherwise
                                                be received by Manager and
                                                paid to the Chase Manhattan
                                                Bank, N.A. ("Chase") for
                                                portfolio advisory services,
                                                shall be paid to Chase
                                                directly by the Fund under a
                                                separate investment advisory
                                                agreement between Chase and
                                                the Fund.

Blanchard Short-Term                            .75%
Flexible Income Fund
Blanchard Flexible Tax-Free                     .75%
Bond Fund

         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Manager daily except for the Blanchard Growth & Income Fund which shall be paid to Manager monthly.



         Witness the execution hereof this 28th day of November, 1997.




Attest:                                 Virtus Capital Management, Inc.


________________________                By: ___________________________
         Secretary                               Executive Vice President



Attest:                                 Blanchard Funds


________________________                By: ____________________________
         Assistant Secretary                              Vice President

                                                                  EXHIBIT C

                         INTERIM SUB-ADVISORY AGREEMENT


         THIS AGREEMENT is made this 28th day of November, 1997 by and between VIRTUS CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Manager"), and OFFITBANK, a New York banking corporation (the "Sub-Adviser" or "OFFITBANK") with respect to the following recital of fact:


                                  R E C I T A L

         WHEREAS, Blanchard Funds (the "Trust") is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder; and

         WHEREAS, the Sub-Adviser is a New York banking corporation and engages in the business of acting as an investment adviser;
and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Trust offers shares in one series called the Blanchard Flexible Income Fund (such series, being referred to as the "Fund"); and

         WHEREAS, the Trust and the Manager have entered into an agreement of even date herewith to provide for management services for the Fund on the terms and conditions set forth therein (the "Interim Management Agreement"); and

         WHEREAS, OFFITBANK proposes to render investment advisory services to the Manager in connection with the Manager's responsibilities to the Fund's portfolio on the terms and conditions hereinafter set forth.

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Investment Management. OFFITBANK shall act as a Sub- Adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's portfolio, subject at all times to the direction of the Manager and the policies and control of the Trust's Board of Trustees. OFFITBANK shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

         2. Investment Analysis and Implementation. In carrying out its obligation under paragraph 1 hereof, the Sub-Adviser shall:

                  (a) use the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                  (b) obtain and evaluate pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities which the Sub-Adviser considers desirable for inclusion in the Fund's portfolio;

                  (c)   determine   which  issuers  and   securities   shall  be
         represented in the Fund's portfolio and regularly report thereon to the Trust's Board of Trustees;

                  (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Trust's Board of Trustees;

                  (e) be authorized to give instructions to the custodian and/or sub-custodian of the Fund appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

                  (f) take, on behalf of the Fund, all actions which appear to the Trust and the Manager necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the Fund and the prompt reporting to the Manager of such purchases and sales.

         3. Broker-Dealer Relationships. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser will purchase and sell foreign currency contracts and other securities for the Fund. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to any affiliated broker-dealer of the Fund or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Manager or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Control by Board of Trustees. Any investment program undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust. The Manager shall provide the Sub-Adviser with written notice of all such directives, so long as this Agreement remains in effect.

         5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

                  (a)      all applicable provisions of the 1940 Act;

                  (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act;
         and

                  (c) any other applicable provisions of state and federal law.

         6. Expenses. The Sub-Adviser shall maintain, at its expense and without cost to the Manager or the Fund, a trading function in order to carry out its obligations under subparagraph (f) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

         7. Delegation of Responsibilities. Upon request of the Manager and with the approval of the Trust's Board of Trustees, the Sub-Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Sub-Adviser's cost in rendering such services may be billed monthly to the Manager, subject to examination by the Manager's independent accountants. Payment or assumption by the Sub-Adviser of any Fund expense that the Sub-Adviser is not required to pay or assume under this Agreement shall not relieve the Manager or the Sub-Adviser of any of their obligations to the Fund or obligate the Sub-Adviser to pay or assume any similar Fund expense on any subsequent occasions.

         8. Compensation. For the services to be rendered and the facilities furnished hereunder, the Manager shall pay the Sub- Adviser a monthly fee at the annual rate of .30% of the Fund's first $25 million of average daily net assets; plus .25% of the Fund's average daily net assets in excess of $25 million but less than $50 million; plus .20% of the Fund's average daily net assets in excess of $50 million. Compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. The compensation paid to the Sub-Adviser will not be reduced by the amount of brokerage commissions received by the Sub-Adviser or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub- Adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

         9. Exclusivity. OFFITBANK agrees that it will not render advisory or sub-advisory services to any other similar publicly offered no-load or low-load open-end investment company registered with the Securities and Exchange Commission while this Agreement is in effect. In the event of the termination of this Agreement by the Sub-Adviser such exclusivity shall continue for a period of [ ] months from the effective date of such termination. For the purposes of this Agreement, low-load shall be defined as a sales charge of 3% or less. The Sub-Adviser, however, shall be free to render investment advisory or other services to others (including unit trusts and registered investment companies other than no load or low load investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

         10. Term. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated November 26, 1997 with respect to the Fund or for an initial term of two years, and shall remain in effect thereafter if approved in the manner set forth in Section 10 hereof.


         11. Renewal. Following the expiration of its initial two year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

                  (b) by the affirmative vote of a majority of the Trustees who are not parties to this agreement or interested persons of a party to this Agreement (other than as a Trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Manager or the Sub-Adviser, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate: (a) in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act, or (b) in the event that the Interim Management Agreement between the Fund and the Manager shall terminate.

         13. Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or its officers, directors or employees, or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Manager, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be 707 East Main Street, Suite 1300, Richmond, Virginia 23219, that of the Trust for this purpose shall be

Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, and the address of the Sub-Adviser for this purpose shall be 520 Madison Avenue, New York, New York 10022.

         15. Questions of Interpretation. Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such courts, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in a provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                                         OFFITBANK

                                       By
Title: Managing Director                        Title: Managing Director


Attest:                                         VIRTUS CAPITAL MANAGEMENT, INC.

                                       By
Title: Senior Vice President                    Title: Senior Vice President

                                                                 EXHIBIT D

(Keystone Strategic Income Fund logo appears here)

                                     KEYSTONE
                              STRATEGIC INCOME FUND


                                FUND AT A GLANCE
                              As of April 30, 1997

ONE YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y
One year with sales
  charge                 4.08  %  3.48  %  7.49  %   N/A
One year w/o sales
  charge                 9.27     8.48     8.49      N/A
SEC 30-day yield
  w/sales charge1        7.02     6.66     6.61      N/A
Twelve month dividends
  per share             $0.54    $0.49    $0.49    $0.18  3

AVERAGE
ANNUAL RETURNS*         CLASS A  CLASS B  CLASS C  CLASS Y
Three years              3.38  %  3.47  %  4.26  %   N/A
Five years               8.44      N/A      N/A      N/A
Ten years                6.90      N/A      N/A      N/A
Life of class2           6.87     7.11     7.44      N/A
CUMULATIVE RETURNS*     CLASS A  CLASS B  CLASS C  CLASS Y
Nine months w/o sales
  charge                 6.80  %  6.06  %  6.07  %   N/A
Three years             10.47    10.77    13.33      N/A
Five years              49.95      N/A      N/A      N/A
Ten years               94.81      N/A      N/A      N/A
Life of class2          95.01    33.85    35.64    -2.87  %
*ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES
  CHARGE
PORTFOLIO CHARACTERISTICS
Total net assets      $193.1 million
Average credit
  quality             BBB
Average maturity      6.5 years
Average duration      4.93 years
1SEC YIELD IS BASED ON THE FUND'S NET INVESTMENT INCOME
  OVER A 30-DAY PERIOD AND IS CALCULATED IN ACCORDANCE
  WITH SECURITIES AND EXCHANGE COMMISSION GUIDELINES.
2CLASS A SHARES COMMENCED INVESTMENT OPERATIONS ON
  4/14/87. CLASS B AND C SHARES WERE INTRODUCED ON
  2/1/93. CLASS Y SHARES WERE INTRODUCED ON 1/13/97.
3DIVIDENDS FOR CLASS Y ARE FOR THE PERIOD JANUARY 13,
  1997 TO APRIL 30, 1997.

PORTFOLIO QUALITY (AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears here with the following information:)

AAA    34.2%
AA      2.0%
BBB     5.5%
Other  58.3%


OBJECTIVES
High current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

STRATEGY
The Fund seeks to meet its objectives by investing in three fixed-income asset classes: U.S. government and agency securities; high yield corporate bonds issued in the United States; and foreign bonds. The U.S. investments include a range of issues spanning virtually the entire quality spectrum, from the highest-quality government and agency obligations to high yielding bonds rated below investment-grade. The foreign portion consists primarily of high-quality securities issued by sovereign governments. Investing in foreign securities generally involves more risk than investing in a portfolio consisting solely of securities of domestic issuers. Fluctuations in foreign exchange rates pose an additional level of risk. Keystone Strategic Income Fund manages investment and currency risk by conducting extensive research of the countries and companies whose securities it buys and by hedging the foreign currency exposure, if needed.

PORTFOLIO MANAGEMENT TEAM

(Photo of Prescott Crocker appears here)

                  Senior Vice President and Head of the High Yield Bond Team, Prescott Crocker is portfolio manager of Keystone Strategic Income Fund. A Chartered Financial Analyst, Mr. Crocker has 25 years of senior-level investment experience. He is a graduate of Harvard College and holds an M.B.A. in international finance from Harvard Business School.

                                     KEYSTONE
                              STRATEGIC INCOME FUND

                            (Keystone Strategic Income Fund logo appears here)


                               MANAGEMENT REPORT
                                   June 1997

Dear Shareholders:

We are pleased to report to you on the activities of Keystone Strategic Income Fund for the fiscal period which ended April 30, 1997. You may recall you recently received a semi-annual report for the period ending January 31, 1997. We have changed your Fund's fiscal year, however, to end on April 30, 1997. This is part of an effort by Evergreen Keystone Funds to streamline fund administration. Funds with similar investment objectives are being placed on the same fiscal year cycle. The next report you will receive will be a semi-annual report for the period ending October 31, 1997. You should expect to receive it in December.

PERFORMANCE

Your Fund generated strong total returns for the nine-month period ending April 30, 1997. The overall performance reflected the favorable investment climates in each of the Fund's three asset classes. The high yield sector had the strongest performance during the period and helped to boost the overall total return. The results of U.S. government securities were generally lackluster, but stayed positive despite fluctuating interest rates. However, the Fund's European holdings denominated in non-U.S. currencies underperformed, due to the strength of the U.S. dollar. We have modified our hedging strategy to protect the portfolio more effectively. At this writing, 100% of the Fund's European holdings denominated in non-U.S. dollars is hedged.

UNPREDICTABLE MARKET

The investment environment was generally favorable during the period, with the economy growing moderately and many corporations reporting better-than-expected earnings growth. Consumer confidence was high, as was evidenced by strong retail sales and demand for stocks and high-yield bonds. Conversely, these positive fundamentals spurred fears of inflation and higher interest rates, resulting in pockets of significant turbulence during the period. The inflation concerns subsided when the Federal Reserve raised interest rates at the end of March.

STRATEGY

We have made some material adjustments to the Fund, primarily seeking to increase the portfolio's total return. We increased the weighting in the high yield area, as we believed this sector was fundamentally strong, attractively valued, and consistently in high demand during the period.

At the close of the period, the Fund had 33% of net assets in high yield bonds, versus 25% at the time of our last semiannual report dated January 31, 1997. The economic uncertainties in Europe combined with the strength of the U.S. dollar motivated us to reduce significantly our foreign currency exposure. We did this by reducing our European holdings and by hedging the remaining positions. In expectation of lower interest rates in the later part of 1997, we increased our positions in U.S. government and agency issues to represent 33.7% of the portfolio. Our overall optimism notwithstanding, we positioned the Fund's duration-- or sensitivity to interest rates-- conservatively, to help preserve the value of the portfolio during periods of volatility, which we believed would recur. Although the Fund's duration is generally in the range of 4-6 years, we adjusted it downward at fiscal year-end

PORTFOLIO ALLOCATIONS                                             APRIL 30, 1997
(AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears here with the following information:)

Corporate debt       33.3%
Foreign bonds        26.3%
Mortgage-backed      21.2%
U.S. Treasury        11.3%
Other assets and
  liabilities (net)   4.6%
Short-term
 investments          3.3%

to 4.9 years to guard against potential interest-rate volatility in the short-term.

OUTLOOK

We are confident that we could see substantially better markets in the following months after a potential period of interest rate fluctuations in the short run. The economy responded favorably to the interest rate hike in March and we think that economic growth will continue to moderate.

We are bullish on the high yield sector, given the continuing apparent good health of U.S. corporations and the strong demand from investors seeking higher yields.

With regard to the Fund's foreign holdings, we think the U.S. dollar may continue to be strong. Economic uncertainty surrounds the forming of the European Monetary Union (EMU) in 1999, as indicated by the turbulence in the markets following the Socialist victory in the French elections. This uncertainty may continue to pressure European currencies, but provide investment opportunities for the Fund in Italian, Spanish, and Swedish bonds as the outlying markets continue to converge on the stronger core German market.

Emerging market bonds have been very attractive relative to U.S. treasuries and we believe this will continue. These trends reflect the growing confidence of investors in the viability and creditworthiness of developing economies.

Thank you for your support of Keystone Strategic Income Fund.

Sincerely,

(Signature of Albert H. Elfner, III appears here)

ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

(Signature of Prescott Crocker appears here)

PRESCOTT CROCKER
SENIOR VICE PRESIDENT
Keystone Investment Management Company

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                         BLANCHARD FLEXIBLE INCOME FUND

                                   a Series of

                                 BLANCHARD FUNDS
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                                 (800) 829-3863

                        By and In Exchange For Shares of

                         EVERGREEN STRATEGIC INCOME FUND
                                   a Series of
                          EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Blanchard Flexible Income Fund ("Flexible Income"), a series of Blanchard Funds, to Evergreen Strategic Income Fund ("Evergreen Strategic Income"), in exchange for Class A shares of beneficial interest, $.001 par value per share, of Evergreen Strategic Income, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


         (1) The Statement of Additional Information of Evergreen Strategic Income dated September 1, 1997 as amended;

         (2) The Statement of Additional Information of Flexible Income dated November 30, 1997;

         (3) Annual Report of Flexible Income for the year ended September 30, 1997;

         (4) Annual Report of Evergreen Strategic Income for the period ended April 30, 1997; and


         (5) Pro-Forma Combining Financial Statements (unaudited) dated April 30, 1997.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Strategic Income and

Flexible Income dated January 5, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Strategic Income or Flexible Income at the telephone numbers or addresses set forth above.

         The date of this  Statement  of  Additional  Information  is January 5,
1998.





                     EVERGREEN KEYSTONE LONG TERM BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 1, 1997


Evergreen U.S. Government Fund ("U.S. Government")

Keystone Strategic Income Fund ("Strategic Income")

         This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated September 1, 1997 for the Fund in which you are making or contemplating an investment. The Evergreen Keystone Long Term Bond Funds are offered through two separate Prospectuses: one offering Class A, Class B and Class C shares of U.S. Government and Strategic Income, and a separate prospectus offering Class Y shares of each Fund.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

Investment Objectives and Policies .......................................2

Investment Restrictions..................................................10

Certain Risk Considerations..............................................14

Management...............................................................14

Trustees ................................................................15

Investment Advisers......................................................22

Distribution Plans and Agreements........................................25

Allocation of Brokerage..................................................28

Additional Tax Information...............................................29

Net Asset Value..........................................................31

Purchase of Shares.......................................................32

General Information about the Funds......................................41

Performance Information..................................................43

General  ................................................................45

Financial Statements.....................................................46

Appendix "A".............................................................47







                                                       21072

--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES
    (See also "Description of the Funds Investment Objectives and Policies"
                           in the Funds' Prospectus)

--------------------------------------------------------------------------------


         The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds- Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of each Fund are fundamental and cannot be changed without the approval of shareholders. The following expands the discussion in the Prospectus regarding certain investments of each Fund.

Types of Investments

U.S. Government Obligations (Both Funds)

         The types of U.S. Government obligations in which the Funds may invest generally include obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

These securities are backed by:

     (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

     (2) the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities that may not always receive financial support from the U.S.
       Government are:

         (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

        (ii)   Farmers Home Administration;

        (iii)  Federal Home Loan Banks;

        (iv)   Federal Home Loan Mortgage Corporation;

        (v)    Federal National Mortgage Association;

        (vi)   Government National Mortgage Association; and

        (vii)  Student Loan Marketing Association

GNMA Securities. The Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation, which guarantees the timely payment of principal and interest, but not premiums paid to purchase these instruments. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary

                                                       21072
                                                         2
widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Mortgage-Backed or Asset-Backed Securities. The Funds may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

        REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

        In addition to mortgage-backed securities, the Funds may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

        Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for

                                                       21072
                                                         3
the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

        In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the Adviser (as herein after defined) considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Restricted and Illiquid Securities (Both Funds)

        The ability of the Board of Trustees of either Fund to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i)  the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

    (iii) dealer undertakings to make a market in the security; and

     (iv) the nature of the security and the nature of the marketplace trades.


Variable or Floating Rate Instruments (Both Funds)

        Certain of the investments may include variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of each Fund's Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. The Adviser will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.



                                                       21072
                                                         4

When-Issued and Delayed Delivery Securities (Both Funds)

        The Funds may enter into securities transactions on a when-issued basis. These transactions involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within a month or more after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

         Segregated accounts will be established with the custodian, and the Funds will maintain liquid assets in an amount at least equal in value to a Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. U.S. Government does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause segregation of more than 20% of the total value of its assets. Strategic Income does not intend to invest more than 5% of its assets in when-issued or delayed delivery transactions.

Lending of Portfolio Securities (Both Funds)

        The Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal at all times to 100% of the market value of the securities lent. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Any loan may be terminated by either party upon reasonable notice to the other party. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for U.S. Government exceeds one-third of the value of a Fund's total assets taken at fair market value. Loans of securities by Strategic Income are limited to 15% of its total assets.

Reverse Repurchase Agreements (Both Funds)

        As described herein, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated

                                                       21072
                                                         5
date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

        The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

        When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions (Both Funds)

        The Funds may purchase put and call options on financial futures contracts. With regard to U.S. Government, such options must be listed. The Funds may buy and sell financial futures contracts and options on financial futures contracts and may buy and sell put and call options. With regard to U.S. Government, such options must be on U.S. Government securities. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

       A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized decrease in value of the hedged securities.

        Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

Purchasing Options (Both Funds)

        The Funds may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

        The Funds intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action

                                                       21072
                                                         6
under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

        U.S. Government currently does not intend to invest more than 5% of its net assets in options transactions. Strategic Income will not purchase a put or call option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options.

        U.S. Government may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the purchase of such futures contracts is unleveraged.

Purchasing Call Options on Financial Futures Contracts

         An additional way in which the Funds may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract for U.S. Government securities. When a Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contact below market price.

        Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

"Margin" in Futures Transactions

        Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

        Each Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss

                                                       21072
                                                         7
on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, each Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Purchasing and Writing Put and Call Options on U.S. Government Securities

        U.S. Government may purchase put and call options on U.S. Government securities to protect against price movements in particular securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller.

        The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser.

        Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

Section 4(2) Commercial Paper (Both Funds)

        The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by each Fund's Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

Repurchase Agreements (Both Funds)

        Certain of the investments of the Funds may include repurchase agreements which are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.


                                                       21072
                                                         8

     A Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Foreign Securities (Strategic Income)

        Strategic Income may invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions (Strategic Income)

        As one way of managing exchange rate risk, Strategic Income may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.




                                                       21072
                                                         9

Other Investments (Both Funds)

         The Funds are not prohibited from investing in obligations of banks which are clients of the Distributor (as herein after defined). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of its Adviser or its affiliates.


--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS OF EVERGREEN U.S. GOVERNMENT FUND

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental and may be changed by the Fund's Adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

(1) Concentration of Assets in Any One Issuer

        With respect to 75% of the value of its assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer. The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

(2) Purchase of Securities on Margin

        The Fund will not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

(3) Unseasoned Issuers*

        The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

(4) Underwriting

        The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.


                                                       21072
                                                        10

(5) Concentration in Any One Industry

       The Fund will not invest more than 25% of the value of its total assets in any one industry except the Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S.
Government,  its agencies  or instrumentalities.

(6) Ownership by Trustees/Officers*

       The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of the Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

(7) Short Sales

       The Fund will not sell any securities short.

(8) Lending of Funds and Securities

       The Fund will not lend any of its assets except portfolio securities in accordance with its investment objectives, policies and limitations.

(9) Commodities

       The Fund will not purchase or sell commodities or commodity contracts; however, the Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts. Subject to its permitted investments, the Fund may invest in companies which invest in commodities and commodities contracts.

(10) Real Estate

       The Fund may not buy or sell real estate although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. However, subject to its permitted investments, the Fund may invest in companies which invest in real estate.

(11) Borrowing, Senior Securities, Reverse Repurchase Agreements

       The Fund will not issue senior securities. However, the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

(12) Pledging Assets

       The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.



                                                       21072
                                                        11

(13) Investing in Securities of Other Investment Companies*

       The Fund will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. The Fund will only make such purchases to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

         It is the position of the SEC's Staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

(14) Restricted Securities*

        The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for certain restricted securities which meet criteria for liquidity established by the Trustees). This restriction is not applicable to commercial paper issued under Section 4(2)of the Securities Act of 1933.

(15) Illiquid Securities*

         The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid.

        Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

        The Fund did not borrow money, sell securities short, invest in reverse repurchase agreements in excess of 5% of the value of their net assets, or invest more than 5% of its net assets in the securities of other investment companies in the last fiscal year, and has no present intent to do so during the coming year.

        For purposes of their policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items".


INVESTMENT RESTRICTIONS OF KEYSTONE STRATEGIC INCOME FUND

        The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act, as amended, (the "1940 Act")). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

        The Fund may not do the following:


                                                       21072
                                                        12

        (1) purchase any security (other than U.S. Government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

        (2) purchase securities on margin except that it may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

        (3) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets are held as collateral for such sales at any one time;

        (4) borrow money or enter into reverse repurchase agreements, except that the Fund may (a) enter into reverse repurchase agreements or (b) borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

        (5) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets;

        (6) issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

        (7) make loans, except that the Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

        (8) purchase any security (other than U.S. Government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry);

        (9) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

        (10) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

        (11) purchase or sell commodities or commodity contracts or real estate, except that the Fund may purchase and sell securities secured by real estate and securities of companies which invest in real estate and may engage in currency or other financial futures contracts and related options transactions; and


                                                       21072
                                                        13

        (12) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

        The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including at this time,
(1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of its net assets.

        Portfolio securities of the Fund may not be purchased from or sold or loaned to the Adviser or any affiliate thereof or any of their Directors, officers or employees.

        Except with respect to borrowing money, if a percentage limit is satisfied at the time of investment, a later increase or decrease resulting from a change in asset value is not a violation of the limit.


--------------------------------------------------------------------------------

                           CERTAIN RISK CONSIDERATIONS

--------------------------------------------------------------------------------

         There can be no assurance that a Fund will achieve its investment objectives and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in the Funds' Prospectus.


--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

        The Evergreen Keystone Funds consist of seventy-three mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

        The Trustees and executive officers of each mutual fund, their ages, addresses and principal occupations during the past five years are set forth below:


-------------------------------------------------------------------------------

                                    TRUSTEES

--------------------------------------------------------------------------------


JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Keystone group of mutual funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC -Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.



                                                       21072
                                                        14

MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Messrs. Howell, Salton and Scofield are Trustees of all Evergreen Keystone Mutual Funds.

GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC -Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NCTrustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Messrs. McDonnell, McVerry and Pettit are Trustees of all Evergreen Keystone Mutual Funds, except those established within the Evergreen Variable Trust.

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

FOSTER BAM (70), Greenwich Plaza, Greenwich, CT- Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Messrs. Ashkin and Bam are Trustees of all Evergreen Keystone Mutual Funds, except those established within the Evergreen Variable Trust and Evergreen Investment Trust.

FREDERICK AMLING (69) Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III (61) Trustee. Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

GEORGE S. BISSELL* (67) Chairman of the Keystone group of mutual funds, and Trustee. Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board and Chief Executive Officer of Keystone Investments, Inc..

EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.

CHARLES F. CHAPIN (67) Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).


                                                       21072
                                                        15

K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR. (69) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic;
Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.;
Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the thirty-one funds in the Keystone group of mutual funds. Their addresses are 200 Berkeley Street, Boston, Massachusetts 02116-5034.

ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, Fl Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven Evergreen Keystone Mutual Funds since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone group of mutual funds).

EXECUTIVE OFFICERS

JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY- President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since

                                                       21072
                                                        16

1992, Managing Director from 1984 to 1992.

GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

* Messrs. Pettit and Bissell may each be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

        The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

        The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank, Evergreen Asset Management Corp., Keystone Investment Management Company or their affiliates. See "Investment Advisers". The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:

NAME OF TRUST/FUND                    ANNUAL RETAINER              MEETING FEE

Evergreen Investment Trust*                15,500                     2,000
        U.S. Government

Keystone Strategic Income Fund**

* The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

** See Item No. 7 below.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

 (4) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $300 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(5) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which

                                                       21072
                                                        17
he participates.

(6) The members of the Advisory Committee to the Boards of Trustees of the Evergreen group of mutual funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen group of mutual funds attended.

(7) Each non-affiliated Trustee of the Keystone group of mutual funds is paid an annual retainer of $30,000, and a fee of $1,200 for each meeting attended, which fees are charged to the Funds as follows:

                                                            Annual      Meeting
                                                            Retainer    Fee
Keystone Global Opportunities Fund                          $   500       $  20
Keystone Global Resources and Development Fund              $ 2,000       $  80
Keystone Omega Fund                                         $ 2,000       $  80
Keystone Small Company Growth Fund II                       $   500       $  20
Keystone Strategic Income Fund                              $ 2,000       $  80
Keystone Tax Free Income Fund                               $   500       $  20
Keystone Quality Bond Fund (B-1)                            $ 2,000       $  80
Keystone Diversified Bond Fund (B-2)                        $ 2,500       $ 100
Keystone High Income Bond Fund (B-4)                        $ 2,500       $ 100
Keystone Balanced Fund (K-1)                                $ 3,000       $ 120
Keystone Strategic Growth Fund (K-2)                        $ 2,000       $  80
Keystone Growth and Income Fund (S-1)                       $   500       $  20
Keystone Mid-Cap Growth Fund (S-3)                          $   500       $  20
Keystone Small Company Growth Fund (S-4)                    $ 3,000       $ 120
Keystone International Fund Inc.                            $   500       $  20
Keystone Precious Metals Holdings, Inc.                     $   500       $  20
Keystone Tax Free Fund                                      $ 5,500       $ 220

(8) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $600 for attendance at each Committee meeting held on the same day as a regular meeting.


(9) Each non-affiliated Trustee of the Keystone group of mutual funds is paid a fee of $1,200 for attendance at each Committee meeting held on a non-meeting day.

(10) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.


Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal year ended April 30, 1997.


                                                       21072
                                                        18

                     Aggregate Compensation From Each Trust


Name  of              Evergreen       Keystone
Trustee               Investment      Strategic
                      Trust           Income
                                      Fund
L.B.Ashkin            $      0        $ 1,240
F. Bam                       0         39,100
R.J. Jeffries                0              0
J.S. Howell             27,276          1,360
G.M.                    25,455          1,360
McDonnell
T.L. McVerry            26,140          1,360
W.W. Pettit             25,000          1,360
R.A. Salton             25,000          1,240
M.S. Scofield           25,000          1,240
F. Amling                    0          2,960
C.A. Austin                  0          2,960
G.S. Bissell                 0          1,320
E.D. Campbell                0          2,720
C.F. Chapin                  0          2,800
K.D. Gifford                 0          2,560
L. Keith                     0          2,760
F.R. Keyser                415          2,920
D.M.                         0          2,880
Richardson
R.J. Shima                 415          2,840
A.J. Simons                  0          2,840

                          -----------------------

     Set forth below for each Trustee receiving in excess of $60,000 for the fiscal period May 1, 1996 through April 30, 1997 is the aggregate compensation paid to such Trustee by the Evergreen- Keystone funds:



                                                       21072
                                                        19

J.S. Howell                          $ 76,875
R.A. Salton                            71,325
M.S. Scofield                          71,325


        As of July 31, 1997, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding Class A, Class B, Class C or Class Y shares of any of the Funds.

        Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of July 31, 1997.

                                             Name of                                    % of
Name and Address                            Fund/Class         No. of Shares            Class
--------------------------                  ---------------    ----------------      ------------
MLPF&S for the sole benefit                 Strategic              1,267,718            15.17%
of its customers                            Income/A
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Strategic              2,235,750            14.04%
of its customers                            Income/B
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit                 Strategic              838,335              26.19%
of its customers                            Income/C
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

First Union National Bank                   Strategic               22,476              57.81%
Re-invest Account                           Income/Y
Attn: Trust Operations Fund Group
401 South Tryon St., 3rd Floor
Charlotte, NC  28288-1151

First Union National Bank                   Strategic               14,793               38.05%
Cash Account                                Income/Y
Attn: Trust Operation Fund Group
401 South Tryon St., 3rd Floor
Charlotte, NC 28288-1151



                                                       21072
                                                        20






FUBS & Co. FEBO                           U. S.                     10,132            15.71%
William F. Daly Trust and William         Government/C
F. Daly Ttee
U/A/D 09/02/77 2336 NE 27 St.
Lighthouse Point, FL 33064-8355

FUBS & Co. FEBO                           U. S.                     4,858              7.53%
Douglas H. Thompson Sr                    Government/C
PO Box 633
Belle Glade, Fl 33430-0633

FUBS & Co. FEBO                           U. S.                    21,517             33.37%
Local1804 1 ILA Federal                   Government/C
Credit Union
5080 McLester Street
Elizabeth, NJ 07207

Wachovia Bank of Georgia                  U.S.                  6,247,256             45.22%
Directed Ttee for First Union Corp.       Government/Y
Non-Qualified Retirement Plan
U/A DTD 8/31/94 Investment Act
301 N. Main St. MC-NC 31051
Winston Salem, NC 27101-3819

First Union National Bank                 U.S.                  3,837,774             27.78%
Trust Accounts                            Government/Y
Attn: Ginny Batten
11th Fl. CMG-151
301 S. Tyron St.
Charlotte, NC 28288

First Union National Bank                 U.S.                  1,926,549             13.94%
Trust Accounts                            Government/Y
Attn: Ginny Batten
11th Fl. CMG-151
301 S. Tyron St.
Charlotte, NC 28288

Wachovia Bank of Georgia Ttee             U.S.                  1,568,894             11.36%
First Union Corp Retirement Trust         Government/Y
for Non Employee Directors 10/24/94
301 N. Main St. MC-NC 31051
Winston Salem, NC 27101-3819








                                                       21072
                                                        21

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS
         (SEE ALSO "MANAGEMENT OF THE FUNDS" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------

         The investment adviser of U.S. Government is First Union National Bank ("FUNB" or the "Adviser") which provides investment advisory services through its Capital Management Group.

         The Directors of FUNB are Edward E. Crutchfield, Chief Executive Officer and Chairman; Anthony P. Terracciano, President; John R. Georgius, Vice Chairman; Marion A. Cowell, Jr., Secretary and Executive Vice President; and Robert T. Atwood, Chief Financial Officer and Executive Vice President.

         The investment adviser of Strategic Income is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, with offices at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

        The Directors of Keystone are Donald McMullen; William M. Ennis, II; Barbara I. Colvin; Albert H. Elfner, III, Chairman, CEO and President; Edward F. Godfrey, Senior Vice President and Chief Operating Officer; and W. Douglas Munn, Senior Vice President, Chief Financial Officer and Treasurer.

         On September 6, 1996, First Union Corporation ("First Union") and FUNB entered into an Agreement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Family of Funds. Contemporaneously with the Merger, Strategic Income entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with the Distributor.

         Under the Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registrations under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:




                                                       21072
                                                      22

                            INVESTMENT ADVISORY FEES

U.S. GOVERNMENT                 Ten Months             Year Ended          Six Months           Year Ended
                                Ended 4/30/97          6/30/96             Ended 6/30/95        12/31/94
Advisory Fee                    $1,258,319             $1,507,281          $575,771             $1,355,420
                                =========              =========           =======              =========



STRATEGIC INCOME                Nine Months            Year Ended          Year Ended         Year Ended
                                Ended 4/30/97          7/31/96             7/31/95            7/31/94
Advisory Fee                    $1,017,082             $1,663,669          $1,954,412         $1,721,793

                                =========              =========           =========          =========

           The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignments. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

           The Investment Advisory Agreement with respect to U.S. Government dated February 28, 1985, and amended from time to time thereafter, was last approved by the Trustees of Evergreen Investment Trust on June 17, 1997.

           The Investment Advisory Agreement with respect to Strategic Income was approved by the Fund's shareholders on December 9, 1996, and became effective on December 11, 1996.

           Each Investment Advisory Agreement will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

           Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.



                                                       21072
                                                     23

           Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they may rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

           Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which FUNB, Evergreen Asset Managment Corporation, a subsidiary of FUNB ("Evergreen Asset") or Keystone act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB or Keystone. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

           Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and
 .075% on assets in excess of $250 million.

           From July 8, 1995 to March 10, 1997 Evergreen Asset provided administrative services to each of the portfolios of Evergreen Investment Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also served as investment adviser, calculated daily and payable monthly at the following annual rates:
 .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and
 .010% on assets in excess of $30 billion.

           At present, Evergreen Keystone Investment Services ("EKIS") serves as administrator to U.S. Government, subject to the supervision and control of the Trustees of the Evergreen Investment Trust. As administrator, EKIS provides facilities, equipment and personnel to U.S. Government and is entitled to receive an administration fee from the Fund based on the average daily net assets of all the mutual funds for which FUNB, Keystone or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

           Prior to January 1, 1997, Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc. (currently known as Evergreen Keystone Distributor, Inc.), distributor for the Evergreen group of mutual funds (the "Distributor"), served as sub-administrator to U.S. Government, and was entitled to receive a fee from the Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also served as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on

21072
                                                     24
the next $3 billion; .0050% on the next $15 billion;   and .0040% on assets in
excess of $25 billion.

           At present, BISYS Fund Services, an affiliate of the Distributor, serves as sub-administrator to each Fund and is entitled to receive a fee from each Fund calculated daily and payable monthly at an annual rate based on the aggregate average daily net assets of the mutual funds for which FUNB, Evergreen Asset, Keystone or any affiliate of FUNB serves as investment adviser, calculated in accordance with the following schedule: .0100% on the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and
 .0040% on assets in excess of $25 billion. The total assets of the mutual funds for which Evergreen Asset, FUNB or Keystone serve as investment adviser were approximately $30.5 billion as of June 30, 1997.

           For the fiscal year ended December 31, 1994, the fiscal period ended June 30, 1995, the fiscal year ended June 30, 1996 and the fiscal period ended April 30, 1997, U.S. Government incurred $228,590, $95,122, $159,046 and
$108,936 respectively, in administrative service costs.

           For the fiscal years ended July 31, 1994, 1995, 1996 and the fiscal period ended April 30, 1997, Strategic Income incurred $15,491, $17,770, $24,365 and $23,600, respectively, in administrative service costs.


--------------------------------------------------------------------------------

                        DISTRIBUTION PLANS AND AGREEMENTS

--------------------------------------------------------------------------------

           Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

           Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such disinterested Trustees then in office.

           Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other

21072
                                                     25
persons for their distribution assistance.

           Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

           The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

           In addition to the Plans, U.S. Government has adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

           In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

           All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to U.S. Government, amendments to the Shareholder Services Plan require a majority vote of the Independent Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a

21072
                                                     26
majority vote of the Independent Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

           The Funds incurred the following Distribution Plan and Shareholder Services Plan fees:

Distribution Fees:

U.S. GOVERNMENT. For the fiscal year ended June 30, 1996 and the ten-month period ended April 30, 1997, $53,238 and $39,780, respectively, on behalf of Class A shares; $1,374,856 and $975,522, respectively, on behalf of Class B shares; and $3,646 and $4,490, respectively, on behalf of Class C shares.

STRATEGIC INCOME. For the fiscal year ended July 31, 1996 and the nine-month period ended April 30, 1997, $181,536 and $112,916, respectively, on behalf of Class A shares; $1,399,711 and $663,982, respectively, on behalf of Class B shares; and $390,758 and $161,499, respectively, on behalf of Class C shares.

Shareholder Services Fees:

U.S. GOVERNMENT. For the fiscal year ended June 30, 1996 and the ten-month period ended April 30, 1997, $458,285 and $325,174, respectively, on behalf of Class B shares and $1,215 and $1,496, respectively, on behalf of Class C shares.

        STRATEGIC INCOME. For the fiscal year ended July 31, 1996 and the nine-month period ended April 30, 1997, $349,932 and $221,423, respectively, on behalf of Class B shares and $97,689 and $53,852, respectively, on behalf of Class C shares. For the period from January 13, 1997 (commencement of class operations) to April 30, 1997, $0 on behalf of Class Y shares.


--------------------------------------------------------------------------------

                             ALLOCATION OF BROKERAGE

--------------------------------------------------------------------------------


         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of each Fund's Adviser. In general, the same individuals perform the same functions for the other funds managed by each Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case

21072
                                                     27
of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. Each Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         The Board of Trustees of each Trust under which each Fund is governed has determined that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above. Each Fund expects that purchases and sales of securities will usually be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, each Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Under its Investment Advisory Agreement, each Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event that an Adviser follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         For the ten month period ended April 30, 1997, the fiscal year ended June 30, 1996, the six-month period ended June 30, 1995 and the fiscal year ended December 31, 1994, U.S. Government paid $6,838, $0, $10 and $180, respectively, in commissions on brokerage transactions.

         For the nine-month period ended April 30, 1997 and the fiscal years ended July 31, 1996, 1995 and 1994, Strategic Income paid $2,864, $35,599,
$30,894, and $0, respectively, in brokerage commissions.










21072
                                                     28

--------------------------------------------------------------------------------

                           ADDITIONAL TAX INFORMATION
                    (SEE ALSO "OTHER INFORMATION - DIVIDENDS,
               DISTRIBUTIONS AND TAXES" IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------


         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (ii) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each

21072
                                                     29
share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount a Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit and deductions are subject to certain limitations.

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to

21072
                                                     30

U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------


         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares."

          The public offering price of shares of a Fund is its net asset value plus, in the case of Class A shares, a sales charge which will vary depending upon the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

         For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to U.S. Government, the Shareholder Service Plan fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss

21072
                                                     31
for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

         Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.


-------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------


         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after the month of purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the

21072
                                                     32

Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent

21072
                                                     33
an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class B and Class C shares of U.S. Government are subject to a Shareholder Service Plan fee, (iii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iv) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and Shareholder Service Plan fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (v) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (vi) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares or $500,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A

21072
                                                     34
shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholders Service Plan) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, Shareholder Service Plan) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares if available through their broker-dealers.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-End Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the
Prospectus for each Fund, less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,00 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund for at the end of each Fund's latest fiscal period.


                  Date          Net Asset   Per Share Sales      Offering Price
                                Value       Charge               Per Share
U.S. Government   4/30/97       $9.39       $0.47                $9.86
Strategic Income  4/30/97       $6.82       $0.34                $7.16

         With respect to U.S. Government, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995 which until such date was the

21072
                                                      35
principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8, 1995 through April 30, 1997, commissions were paid to and amounts were retained by the current Distributor as noted below:


                        Ten Months          Period From           Period From
                      Ended 4/30/97          7/8/95 to         1/1/95 to 7/7/95
                                              6/30/96
U.S. GOVERNMENT
Commissions              $32,391             $159,666             $104,303
Received
Commissions              $ 3,999             $ 16,558             $  3,599
Retained


         With respect to Strategic Income, the following commissions were paid to and amounts were retained by Keystone Investment Distributors Company, which prior to December 1, 1996, was the distributor for Strategic Income. Since that date, commissions have been paid to and amounts retained by the current Distributor as noted below:

                                  Nine Months           Year Ended          Year Ended          Year Ended
                                  Ended 4/30/97           7/31/96             7/31/95             7/31/94
STRATEGIC INCOME
Commissions Received              $133,622              $123,058            $2,484,230          $3,623,529
Commissions Retained              $    9,140            $  10,574           $1,345,124                 -0-

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone Funds (other than the money market funds) into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase by an organization exempt from federal income tax under Section 501
(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any

21072
                                                      36
group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone Fund.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

          (i)    the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone Fund held by the investor; and

         (iii)   the net asset value of all shares described in paragraph; and

          (iv) shares owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen Keystone Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of the Funds, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Statement of Intention may include purchases of Class A shares of the Fund or any other Evergreen Keystone Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A shares of the Fund or any other Evergreen Keystone Fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Keystone Equity or Long-Term Bond Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

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                                                      37

         The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative." The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or

21072
                                                      38
direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternatives--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to U.S. Government, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to U.S. Government, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares

21072
                                                      39
held longest during the six-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to U.S. Government, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to U.S. Government, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to U.S. Government, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level-load sales charge alternative purchase Class C shares at the

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                                                      40
public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to U.S. Government, Shareholder Service Plan fee) enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to U.S. Government, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


--------------------------------------------------------------------------------

                       GENERAL INFORMATION ABOUT THE FUNDS
               (SEE ALSO "OTHER INFORMATION - GENERAL INFORMATION"
                           IN EACH FUND'S PROSPECTUS)

--------------------------------------------------------------------------------

 Capitalization and Organization

         The Evergreen U.S. Government Fund is a separate series of Evergreen Investment Trust, a Massachusetts business trust. Keystone Strategic Income Fund is a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a Board of Trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         U.S. Government may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Strategic Income may issue an unlimited number of shares of beneficial interest with no par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the

21072
                                                      41
termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

         Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc. (the "Distributor")), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between each Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C. serves as counsel to the Funds.

Independent Auditors


21072
                                                      42

         KPMG Peat Marwick LLP has been selected to be the independent auditors of the Funds.


--------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Total Return

         From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for the most recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid, and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.



U.S. GOVERNMENT       Ten Months          One Year             From inception*
                      Ended 4/30/97       Ended 4/30/97        to 4/30/97
Class A                   0.30%              1.32%                  4.30%
Class B                   0.34%              0.60%                  4.42%
Class C                   3.65%              4.58%                  6.18%
Class Y                   5.52%              6.63%                  4.75%


STRATEGIC INCOME    Nine Months     One Year      Five Years    From inception**
                   Ended 4/30/97   Ended 4/30/97  Ended 4/30/97    to 4/30/97
Class A                1.73%         4.08%            8.44%           6.87%
Class B                1.06%         3.48%           -------          7.11%
Class C                5.07%         7.49%           -------          7.44%
Class Y               -------       --------         -------        --------


* Inception date: Class A - January 11, 1993; Class B - January 11, 1993; Class C - September 2, 1994; Class Y - September 2, 1993.

** Inception date: Class A - April 14, 1987; Class B - February 1, 1993; Class C -February 1, 1993; Class Y -January 13, 1997.

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                                                      43

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal investment in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                                                  6
                           YIELD = [2[(a-b/cd)+ 1] -1]

Where   a= Interest earned during the period
        b= Expenses accrued for the period (net of reimbursements) c= The average daily number of shares outstanding during the period that were entitled to receive dividends
        d= The maximum offering price per share on the last day of the period

          Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rates of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

          Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

          It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

          The yield for the thirty-day period ended April 30, 1997 for each Class of shares offered by the Funds is set forth in the table below:


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                                                      44

                        U.S. Government                  Strategic Income
Class A                          6.13%                        7.02%
Class B                          5.37%                        6.66%
Class C                          5.36%                        6.61%
Class Y                          6.38%                         N/A


Non-Standardized Performance

          In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


-------------------------------------------------------------------------------

                                     GENERAL

-------------------------------------------------------------------------------


          From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of a bond index. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

          Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


          The Funds' financial statements for the fiscal period ended April 30, 1997, and the report thereon of KPMG Peat Marwick LLP, are incorporated by reference herein from the Funds' Annual Report, as filed with the Commission pursuant to Section 30(d) of the 1940 act and Rule 30d-1 thereunder.


21072
                                                      45

          You may obtain a copy of the Funds' Annual Report without charge by writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

21072
                                                      46

                                  APPENDIX "A"

                           DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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                                                      47

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service. A brief description of the applicable Moody's rating symbols and

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                                                      48
their meanings follows:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating

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                                                      49
categories.

         Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


                            COMMERCIAL PAPER RATINGS

         Moody's Investors Service: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

          Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.


21072

                          SUPPLEMENT TO THE STATEMENTS
                          OF ADDITIONAL INFORMATION OF

     Evergreen Aggressive Growth Fund, Evergreen American Retirement Fund,
                    Evergreen Emerging Markets Growth Fund,
 Evergreen Florida High Income Municipal Bond Fund, Evergreen Foundation Fund,
             Evergreen Fund, Evergreen Georgia Municipal Bond Fund,
        Evergreen Global Leaders Fund, Evergreen Growth and Income Fund, Evergreen High Grade Tax Free Fund, Evergreen Income and Growth Fund,
            Evergreen Intermediate Term Government Securities Fund,
                      Evergreen International Equity Fund,
                   Evergreen Institutional Money Market Fund,
             Evergreen Institutional Tax Exempt Money Market Fund,
               Evergreen Institutional Treasury Money Market Fund,
                         Evergreen Latin America Fund,
                        Evergreen Micro Cap Fund, Inc.,
                          Evergreen Money Market Fund,
                   Evergreen New Jersey Tax Free Income Fund,
                 Evergreen North Carolina Municipal Bond Fund,
               Evergreen Pennsylvania Tax Free Money Market Fund,
                    Evergreen Short-Intermediate Bond Fund,
                  Evergreen Short-Intermediate Municipal Fund,
                    Evergreen Small Cap Equity Income Fund,
                 Evergreen South Carolina Municipal Bond Fund,
                    Evergreen Tax Exempt Money Market Fund,
                    Evergreen Tax Strategic Foundation Fund,
                     Evergreen Treasury Money Market Fund,
            Evergreen U.S. Government Fund, Evergreen Utility Fund,
         Evergreen Value Fund, Evergreen Virginia Municipal Bond Fund,
                Evergreen Capital Preservation and Income Fund,
     Evergreen Fund for Total Return, Evergreen Global Opportunities Fund,
                       Evergreen Natural Resources Fund,
             Evergreen Omega Fund, Evergreen Strategic Income Fund,
                      Evergreen California Tax Free Fund,
                     Evergreen Massachusetts Tax Free Fund,
      Evergreen Missouri Tax Free Fund, Evergreen New York Tax Free Fund,
      Evergreen Pennsylvania Tax Free Fund, Keystone Balanced Fund (K-1),
                     Keystone Diversified Bond Fund (B-2),
                     Keystone High Income Bond Fund (B-4),
Keystone Small Company Growth Fund (S-4), Keystone Strategic Growth Fund (K-2),
                     Keystone Growth and Income Fund (S-1),
                     Evergreen Select Adjustable Rate Fund,
      Evergreen Select Small Cap Growth Fund, Keystone International Fund,
         Keystone Precious Metals Holdings, and Keystone Tax Free Fund
                 (each a "Fund" and, collectively, the "Funds")

The Statements of Additional Information of each of the Funds are hereby supplemented as follows:

Standardized Fundamental Investment Restrictions

         Each of the above Funds except Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone Small Company Growth Fund (S-4), and Keystone Tax Free Fund has adopted the following standardized fundamental investment restrictions. These restrictions may be changed only by a vote of Fund shareholders.

     1. Diversification of Investments

     The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940.

     2. Concentration of a Fund's Assets in a Particular Industry. ([All Funds other than those listed below.)

     The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).

     For Evergreen Utility Fund

     The Fund will concentrate its investments in the utilities industry.

     For Keystone Precious Metals Holdings, Inc.

     The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

     3. Issuance of Senior Securities

     Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

     4. Borrowing

     The Fund may not borrow money, except to the extent permitted by applicable law.

     5. Underwriting

     The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

     6. Investment in Real Estate

     The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

     7. Commodities

     The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     8. Lending

     The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

     9. Investment in Federally Tax Exempt Securities

     The following Funds have also adopted a standardized fundamental investment restriction in regard to investments in federally tax-exempt securities:

Evergreen Tax Exempt Money Market Fund                  Evergreen Institutional Tax Exempt Money Market Fund
Evergreen Pennsylvania Tax Free Money Market Fund       Evergreen Short-Intermediate Municipal Fund
Evergreen Tax Strategic Foundation Fund                 Evergreen High Grade Tax Free Fund
Evergreen Georgia Municipal Bond Fund                   Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund            Evergreen Virginia Municipal Bond Fund
Evergreen New Jersey Tax Free Income Fund               Evergreen Massachusetts Tax Free Fund
Evergreen New York Tax Free Fund                        Evergreen Pennsylvania Tax Free Fund
Evergreen California Tax Free Fund                      Evergreen Missouri Tax Free Fund


     The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

     Elimination of Certain Non-Fundamental Investment Restrictions

     The nonfundamental investment restrictions described below have been eliminated by each Fund listed under such restriction:

     1. Prohibition on Investment in Unseasoned Issuers

     Evergreen Fund, Growth and Income Fund, Income and Growth Fund, American Retirement Fund, Money Market Fund, Tax Exempt Money Market Fund, Short-Intermediate Municipal Fund, Growth and Income Fund (S-1), Omega Fund, Precious Metals Holdings, Inc., Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Capital Preservation and Income Fund, Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, Global Opportunities Fund, International Fund Inc.

     2. Prohibition on Investment in Companies for the Purpose of Exercising Control or Management

     Evergreen Fund, Growth and Income Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund , Foundation Fund, American Retirement Fund, Emerging Markets Growth Fund, International Equity Fund, Global Leaders Fund, Money Market Fund, Tax Exempt Money Market Fund, Pennsylvania Tax Free Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, Growth and Income Fund (S-1), Precious Metals Holdings, Inc., Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Fund for Total Return, Global Opportunities Fund, International Fund Inc.

     3. Prohibition on Investment in Companies in which Trustees or Officers of the Funds Also Hold Shares Above Certain Percentage Levels

     Evergreen Fund, MicroCap Fund, Inc., Percentage Growth and Income Fund, Income and Growth Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Tax Exempt Money Market Fund, Treasury Money Market Fund, Short-Intermediate Municipal Fund, Precious Metals Holdings, Inc.

     4. Prohibition on Investment of More Than 5% of a Fund's Net Assets in Warrants, With No More Than 2% of Net Assets Being Invested in Warrants That Are Listed on Neither the New York nor American Stock Exchanges Evergreen Fund, MicroCap Fund, Inc., Growth and Income Fund, Income and Growth Fund, Foundation Fund, American Retirement Fund, Tax Exempt Money Market Fund, Short-Intermediate Municipal Fund

     5. Prohibition on Investment in Oil, Gas or Other Mineral Exploration or Development Programs

     Evergreen Fund, MicroCap Fund, Inc., Aggressive Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Tax Exempt Money Market Fund, Pennsylvania Tax Free Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, High Grade Tax Free Fund, Precious Metals Holdings, Inc.

     6. Prohibition on Joint Trading Accounts Evergreen Fund, MicroCap Fund, Inc., Growth and Income Fund, Income and Growth Fund, Foundation Fund, American Retirement Fund, Florida High Income Municipal Bond Fund

     7. Prohibition on Investment in Other Investment Companies. [Note: The Funds may invest in such companies to the extent permitted by the Investment Company Act of 1940 and the rules thereunder.]

     Growth and Income Fund, Utility Fund, Small Cap Equity Income Fund, Income and Growth Fund, Value Fund, Short-Intermediate Bond Fund, Intermediate Term Government Securities Fund, Foundation Fund, Tax Strategic Foundation Fund, American Retirement Fund, New Jersey Tax Free Income Fund, High Grade Tax Free Fund, Growth and Income Fund (S-1), Omega Fund, Precious Metals Holdings, Inc. Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, Global Opportunities Fund, International Fund, Inc., Massachusetts Tax Free Fund, New York Tax Free Fund, Pennsylvania Tax Free Fund, California Tax Free Fund and Missouri Tax Free Fund.

Reclassification of All Other Fundamental Investment Restrictions

     All investment restrictions other than those described above as having been standardized or eliminated have been reclassified from fundamental to nonfundamental and, as, such, may be changed by the Funds' Boards of Trustees at any time without a shareholder vote.

Trustees

     The Trustees and executive officers of each Trust, their ages, and their principal occupations during the last five years are shown below:

     JAMES S. HOWELL (72),  4124 Crossgate Road,  Charlotte,  NC-Chairman of the
Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

     RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC- Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

     MICHAEL S. SCOFIELD (53), 212 S. Tryon Street, Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

     GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC - Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

     THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC - Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President - Finance and Resources, Rexham Corporation from 1979 to 1990.

     WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC - Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

     LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL - Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

     CHARLES A. AUSTIN III (61), Trustee. Investment counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

     K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

     LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

     DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DMR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

     RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen Group of Mutual Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford YMCA; former Director; Executive Vice President, and Vice Chairman of The Travelers Corporation.

Executive Officers

     JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY - President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

     GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH - Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

     The officers of the Trusts are officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Distributor, Inc. ("EDI"), the distributor of each class of shares of each Fund.

     No officer or Trustee of the Trusts owned more than 1.0% of any Class of shares of any of the Funds as of November 30, 1997.

 Distribution Plans

     The following is added to the disclosure under the caption "Distribution Plan"

     Class A and B shares are made available to employer-sponsored retirement or savings plans ("Plans") without a sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

     (ii) the Plan is record kept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

     The following is added to the Statement of Additional Information of each of Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone Small Company Growth Fund (S-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1) and Keystone Tax Free Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Distribution Plans and Agreements

     Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

     Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

     Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

     In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

     All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

     You may buy shares of a Fund through the Funds' distributor, broker-dealers that have entered into special agreements with the Funds' distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Purchase Alternatives

         Class A Shares

     With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

         Class B Shares

     The Funds offer Class B shares at net asset value (without a front-end load). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 72 months after the month of your purchase. The Funds will charge CDSCs at the following rate:

 REDEMPTION TIMING                                                    CDSC RATE


 Month of purchase and the first twelve-month
 period following the month of purchase....................................5.00%
 Second twelve-month period following the month of purchase................4.00%
 Third twelve-month period following the month of purchase.................3.00%
 Fourth twelve-month period following the month of purchase................3.00%
 Fifth twelve-month period following the month of purchase.................2.00%
 Sixth twelve-month period following the month of purchase.................1.00%
 Thereafter................................................................0.00%

     Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

     Class C Shares

     Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Funds offer Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 12-months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

     Class Y Shares

     No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of the Capital Management Group of First Union National Bank ("FUNB"), Evergreen Asset, Keystone Investment Management Company, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Contingent Deferred Sales Charge

     The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class a Front-end Loads

     With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

         Combined Purchases

     You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

         Rights of Accumulation

     You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Letter of Intent

     You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Shares That Are Not Subject to a Sales Charge or CDSC

         Waiver of Sales Charges

     The Funds may sell their shares at net asset value without an initial sales charge to:

     1. purchases of shares in the amount of $1 million or more;

     2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

     3. institutional investors, which may include bank trust departments and registered investment advisers;

     4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

     5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

     6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;


     7. employees of FUNB, its affiliates, Evergreen Distributor, Inc., any broker-dealer with whom Evergreen Distributor, Inc., has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

     8. certain Directors, Trustees, officers and employees of the Evergreen Funds, the Distributor or their affiliates and to the immediate families of such persons; or

     9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

     With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

     Waiver of CDSCs

     The Funds do not impose a CDSC when the shares you are redeeming represent:

     1. an increase in the share value above the net cost of such shares;

     2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

     3. shares that are in the accounts of a shareholder who has died or become disabled;

     4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

     5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

     6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

     7. an automatic withdrawals under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

     8.  a  withdrawal   consisting  of  loan  proceeds  to  a  retirement  plan
participant;

     9. a financial hardship withdrawals made by a retirement plan participant;

     10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

     11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

     Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW THE FUNDS VALUE SHARES

How and When a Fund Calculates its Net Asset Value per Share ("NAV")

     Each Fund computes its NAV once daily on Monday through Friday, as described in the Prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

How a Fund Values the Securities it Owns

     Current values for a Fund's portfolio securities are determined as follows:

     (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

     (2) Securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation.

     (3) Short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value.

     (4) Short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

     (5) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

     (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

     As described in the prospectus, a shareholder may elect to receive their dividends and capital grains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non-interest-bearing account in the shareholder's name until the shareholder updates their address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


December 22, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                         BLANCHARD FLEXIBLE INCOME FUND
                            FEDERATED INVESTORS TOWER
                            PITTSBURGH, PA 15222-3779


This Statement is not a prospectus but should be read in conjunction with the current prospectus dated November 30, 1997 (the "Prospectus"), pursuant to which the Blanchard Flexible Income Fund (the "FUND") is offered.
Please retain this document for future reference.

To obtain the Prospectus please call the FUND at 1-800-829-3863.


TABLE OF CONTENTS                                    Page

General Information and History                       2
Investment Objective and Policies                     2
Investment Restrictions                              15
Portfolio Transactions                               16
Computation of Net Asset Value                       17
Performance Information                              18
Additional Purchase and Redemption Information       20
Tax Matters                                          20
Blanchard Funds Management                           25
Management Services                                  29
The Sub-Advisory Agreement                           30
Custodian                                            31
Administrative Services                              31
Purchasing Shares                                    32
Distribution Plan                                    32
Description of the FUND                              32
Shareholder Reports                                  33

Manager
Virtus Capital Management, Inc.

Sub-Adviser
OFFITBANK

Distributor
Federated Securities Corp.

Custodian
Signet Trust Company

Transfer Agent
Federated Shareholder Services Company

Independent Accountants
Deloitte & Touche LLP

Dated: November 30, 1997

                         GENERAL INFORMATION AND HISTORY

         As described in the FUND's Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name "Blanchard Strategic Growth Fund" (the "Trust"). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990. The FUND's investment objective is to provide high current income while seeking opportunities for capital appreciation. There is no assurance that the FUND will achieve its investment objective. This objective is a fundamental policy and may not be changed except by a majority vote of shareholders.


                        INVESTMENT OBJECTIVE AND POLICIES

         The  following   information   supplements,   and  should  be  read  in
conjunction with, the sections in the FUND's Prospectus entitled "Investment Objective and Policies" and "Certain Investment Strategies and Policies."

         The FUND intends to invest in the following fixed income securities markets:

                  U.S. Government Securities. This consists of debt obligations of the U.S. Government and its agencies and instrumentalities and related options, futures and repurchase agreements.

                  Investment Grade Fixed Income Securities. This consists of investment grade fixed income securities, including mortgage related and asset backed securities.

                  High Yield Securities. This consists of higher yielding (and, therefore, higher risk), lower rated U.S. corporate fixed income securities.

                  International Fixed Income Securities. This consists of obligations of foreign governments, their agencies and instrumentalities and other fixed income securities denominated in foreign currencies or composite currencies.

         OFFITBANK, the FUND's portfolio adviser, believes that the ability to invest the FUND's assets among these markets, as opposed to investing in any one, may enable the FUND to enhance current income and increase opportunities for capital appreciation while taking risk to principal into consideration. The Fund may invest up to 35% of its assets in lower quality fixed income securities. There is no limit on the percentage of FUND assets invested in any of the fixed income markets except for High Yield Securities which is limited to 35%, and further limited to the extent of any lower quality fixed income securities held in the International Fixed Income Securities portfolio. See "Risk Factors - Lower Rated Fixed Income Securities" in the FUND's Prospectus.

         At least 65% of the FUND's total assets generally will be invested in income-producing securities; however, the FUND expects that substantially all of its total assets will be invested in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below.

         The investment objective of providing high current income while seeking opportunities for capital appreciation is a fundamental policy and may not be changed without the authorization of the holders of a majority of the outstanding shares of the FUND, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other investment policies may be changed with the approval of the FUND's Board of Trustees, except as set forth under "Investment Restrictions" in this Statement of Additional Information.

U.S. Government Securities

         FUND assets invested in this market will be invested exclusively in U.S. Government Securities and in options, futures contracts and repurchase transactions with respect to such securities. As used in this Prospectus, the term "U.S. Government Securities" refers to debt securities denominated in U.S. dollars issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Certain of these obligations including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA"), and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities issued or guaranteed by federal agencies or government sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association Bonds. When purchasing securities in the U.S. Government market, OFFITBANK may take full advantage of the entire range of maturities of U.S. Government Securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that the FUND invests in the mortgage market, OFFITBANK usually will evaluate, among other things, relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends. To determine relative value among markets OFFITBANK may use tools such as yield/duration curves, break-even prepayment rate analysis and holding-period-return scenario testing.

         The FUND may seek to increase its current income by writing covered call or put options with respect to some or all of the U.S. Government Securities held in its portfolio. In addition, the FUND may at times, through the writing and purchase of options on U.S. Government Securities, and the purchase and sale of futures contracts and related options with respect to U.S. Government Securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of U.S. Government Securities owned by the FUND or an increase in the price of such Securities which the FUND plans to purchase, although it is not the general practice to do so. Significant option writing opportunities generally exist only with respect to longer term U.S. Government Securities. Options on U.S. Government Securities and futures and related options are not considered U.S. Government Securities; accordingly, they have a different set of risks and features. These practices and related risks are described in "Certain Investment Strategies and Policies" in the FUND's Prospectus and in "Investment Objective and Policies" in this Statement of Additional Information.

Description of Certain U.S. Government Mortgage-Related Securities

GNMA Certificates

         Government National Mortgage Association. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

         Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the FUND purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the FUND will be reinvested in additional GNMA Certificates or in other permissible investments.

         GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

         As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

         Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of one percent of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of
0.44 of one percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

         1. Certificates are usually issued at a premium or discount, rather than at par.

         2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

         3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

         4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

         In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of one percent more than high grade corporate bonds and 1/2 of one percent more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

         Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Securities

         The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC Securities

         The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

Special Considerations

         U.S. Government Securities are considered among the most creditworthy of fixed income investments. Because of this added safety, the yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government Securities (like those of fixed income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long term U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities and the FUND expects that its portfolio of U.S. Government Securities will be weighted towards the longer maturities at least to the extent that it has written call options thereon. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the FUND's net asset value.

Investment Grade Fixed Income Securities

         The FUND may invest in other investment grade U.S. fixed income securities. Such investments may include mortgage related securities that are not U.S. Government Securities, asset backed securities and fixed income securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"). Fixed income securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. See Appendix A in the FUND's Prospectus for the rating securities descriptions of these rating categories.

Mortgage Related Securities

         Mortgage-related   securities  issued  by  financial  institutions  (or
separate trusts or affiliates of such institutions), even where backed by U.S. Government securities, are not considered U.S. Government Securities.

         The mortgage pass-through market is marked by high liquidity and credit quality. The primary risk that exists for mortgage pass-through securities is interest rate risk. Changes in market yields will affect the value of these securities as the price of fixed income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, prepayment of principal on mortgage pass-through securities may make it difficult to lock in interest rates for a fixed period of time. To the extent that mortgage securities are purchased at prices that differ from par, these prepayments (which are received at par) may make up a significant portion of the pass-through total return. Generally, mortgage securities yield more than treasury securities of the same average life.

Collateralized Mortgage Obligations

         Collateralized mortgage obligations are debt obligations issued generally by finance subsidiaries or trusts which are secured by mortgage-backed certificates, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-backed certificates, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-backed certificates since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

Asset Backed Securities

         In general, asset-backed securities in which the FUND may invest are issued as debt securities by special purpose corporations. These securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. The FUND will invest in, to the extent available, (i) loan pass-through certificates or participations representing an undivided ownership interest in pools of installment sales contracts and installment loans (the "Participations") and (ii) debt obligations issued by special purpose corporations which hold subordinated equity interests in such installment sales contracts and installment loans. The FUND anticipates that a substantial portion of the asset backed securities in which it invests will consist of the debt obligations of such special purpose corporations.

         Asset-backed securities, in general, are of a shorter maturity (usually five years) than most conventional mortgage-backed securities and historically have been less likely to experience substantial prepayments. Furthermore, the effect of prepayments on securities that have shorter maturities, such as asset-backed securities, is much smaller than the effect of prepayments on securities having longer maturities, such as mortgage-backed securities. The yield characteristics of asset-backed securities differ from more traditional debt securities in that interest and principal payments are paid more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the FUND purchases an asset-backed security at a discount, similar to conventional mortgage-backed securities, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of reducing yield to maturity. Conversely, if the FUND purchases an asset-backed security at a premium, faster than expected prepayments will reduce, while slower than expected prepayments will increase, yield to maturity. Prepayments may result from a number of factors, including trade-ins and liquidations due to default, as well as the receipt of proceeds from physical damage, credit, life and disability insurance policies. The rate of prepayments on asset-backed securities may also be influenced by a variety of economic and social factors, including general measures of consumer confidence; accordingly, from time to time, substantial amounts of prepayments may be available for reinvestment by the FUND and will be subject to the prevailing interest rates at the time of prepayment.

         Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction, or through a combination of such approaches. The FUND will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

         As with Mortgage-Related Securities, Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

         Asset-Backed Securities do not have the benefit of the same security interest in the related collateral as do Mortgage-Related Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a perfected security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

High Yield Securities

         The FUND may invest up to (but not including) 35% (further limited to the extent of any lower quality fixed income securities held in the
International Fixed Income Securities portfolio) of its assets in higher yielding (and, therefore, higher risk), lower rated U.S. corporate fixed income securities, including debt securities, (commonly referred to as "junk bonds") convertible securities and preferred stocks and unrated corporate fixed income securities. Investments in high-yield securities entail greater risks than those involved in higher-rated securities.

         Convertible securities are bonds, debentures, notes, preferred stock or other securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a date and under certain circumstances (including a specified price) established on issue. Adjustable rate preferred stocks are preferred stocks which adjust their dividend rates quarterly based on specified relationships to certain indexes of U.S. Treasury Securities. The FUND may continue to hold securities obtained as a result of the conversion of convertible securities held by the FUND when OFFITBANK believes retaining such securities is consistent with the FUND's investment objective.

         Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by Standard & Poor's. The FUND may invest in any security which is rated by Moody's or by Standard & Poor's, or in any unrated security which OFFITBANK determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by Standard & Poor's are considered to be of poor standing and predominantly speculative. The rating services descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A in the FUND's Prospectus.

         Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. The medium to lower-rated securities in which the FUND may invest tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. The rating assigned to any particular security, however, is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although OFFITBANK will consider security ratings when making investment decisions in the High Yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services. OFFITBANK's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

High Yield Securities - Risk Factors. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities. See the FUND's Prospectus for more information.

Effect of Interest Rate and Economic Changes. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in the FUND's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the FUND's net asset value. Further, if the issuer of a security owned by the FUND defaults, the FUND might incur additional expenses to seek recovery.

The High Yield Securities Market. The market for High Yield Securities has expanded in recent years and is relatively new. This expanded market has not yet completely weathered an economic downturn. A further economic downturn or an increase in interest rates could have a negative effect on the High Yield Securities market and on the market value of the High Yield Securities held by the FUND, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

Liquidity and Valuation. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the FUND's holding and more difficulty in executing trades at favorable prices during unsettled market conditions.

         The ability of the FUND to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the FUND's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. In addition, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 requires savings associations to divest their holdings of High Yield Securities before July 1, 1994. This requirement also could have a materially adverse impact on the market for High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

International Fixed Income Securities

         FUND assets invested in International Fixed Income Securities will be invested in debt obligations and other fixed income securities, in each case denominated in non-U.S. currencies or composite currencies including:

         debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

         debt obligations of supranational entities (described below);

         debt obligations of the U.S. Government issued in non-dollar securities; and

         debt obligations and other fixed income securities of foreign and U.S. corporate issuers (non-dollar denominated).

         When investing in International Fixed Income Securities, the FUND is not limited to purchasing debt securities rated at the time of purchase by Moody's or Standard & Poor's. However, the FUND is limited to the extent that it may not invest more than 35% of its assets in all lower quality fixed income securities held by the FUND (by aggregating the value of all such securities held in the High Yield Securities and the International Fixed Income Securities portfolios). In making international fixed income securities investments, OFFITBANK may consider, among other things, the relative growth and inflation rates of different countries. OFFITBANK may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. OFFITBANK may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

         The FUND may invest in any country where OFFITBANK sees potential for high income. It presently expects to invest primarily in non-dollar denominated securities of issuers in the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. The FUND may also invest up to 15% of its assets in the fixed income securities of issuers in emerging market countries. See the FUND's Prospectus for more information.

         The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

         Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to making additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

Risk Factors

         See "Risk Factors - Lower Rated Fixed Income Securities" and Appendix A in the FUND's Prospectus for more information concerning the risks of investing in lower quality fixed income securities.

         Foreign investments involve certain risks that are not present in domestic securities. Because the FUND intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the FUND's assets and the FUND's income available for distribution. In addition, although a portion of the FUND's investment income may be received or realized in such currencies, the Internal Revenue Code of 1986 (the "Code") requires that the FUND compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the FUND's income has been earned and translated into U.S. dollars but before payment, the FUND could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate depreciates between the time the FUND incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Under the Code, changes in an exchange rate which occur between the time the FUND accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the FUND actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount which is higher or lower than the FUND's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income.

         The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the FUND will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

         There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.

         In addition, with respect to certain foreign countries, there is a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could adversely affect the value of investments in those countries. OFFITBANK does not expect to invest the FUND's assets in countries where it believes such events are likely to occur.

         Income received by the FUND from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. OFFITBANK will attempt to minimize such taxes by timing of transactions and other strategies, but there is no assurance that such efforts will be successful. Any such taxes paid by the FUND will reduce its net income available for distribution to shareholders.

         The FUND is a "non-diversified" investment company portfolio, which means that the FUND is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the FUND intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the FUND of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes." To so qualify, among other requirements, the FUND will limit its investments so that, at the close of each calendar quarter, (i) not more than 25% of the market value of the FUND's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the FUND will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of the FUND's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the FUND does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the FUND and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The FUND's investments in U.S. Government Securities are not subject to these limitations. Since the FUND as a non-diversified investment company may invest in a smaller number of individual issuers than a diversified investment company, an investment in the FUND may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Futures Contracts

         The FUND may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies which otherwise meet the FUND's investment policies, to the extent permitted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The FUND will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The FUND may also enter into futures contracts which are based on non-U.S. Government bonds.

         An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific, interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place.

         The FUND may not enter into futures transactions if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of the FUND's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The FUND will not use leverage when it enters into long futures or options contracts and for each such long position the FUND will deposit cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, having a value equal to the underlying commodity value of the contract as collateral with its custodian in a segregated account.

         No consideration is paid or received by the FUND upon entering into a futures contract. Upon entering into a futures contract, the FUND will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the FUND upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the FUND fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the FUND may elect to close the position by taking an opposite position, which will operate to terminate the FUND's existing position in the contract.

         There are several risks in connection with the use of futures contracts. Successful use of futures contracts is subject to the ability of FUND management to predict correctly movements in the price of the securities or currencies underlying the particular transaction. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of portfolio securities.

         Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the FUND intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the FUND to substantial losses. In such event, and in the event of adverse price movements, the FUND would be required to make daily cash payments of variation margin.

Options on Futures Contracts

         The FUND may purchase and write put and call options on interest rate and foreign currency contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted by the CFTC, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         An option on an interest rate or foreign currency contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate or foreign currency contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts currently available include those with respect to U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and Eurodollars. Options on foreign currency futures currently available include those with respect to British Pounds, Swiss Francs, Japanese Yen, Canadian Dollars and Australian Dollars. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contracts exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the FUND.

Options on Foreign Currencies

         The FUND may purchase and write options on foreign currencies to increase its gross income in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized.

         The FUND intends to write covered call options on foreign currencies. A call option written on a foreign currency by the FUND is "covered" if the FUND owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the FUND has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the FUND in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with its Custodian or with a designated sub-custodian. As a writer of a covered put option, the FUND incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election

(certain listed and over-the-counter put options written by the FUND will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the FUND maintains, in a segregated account maintained on its behalf at the FUND's custodian, cash, U.S. Government securities or other high grade obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the FUND by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the FUND in cash, U.S. Government securities or other high grade debt obligations which the FUND holds in a segregated account maintained at its custodian.

Forward Currency Contracts

         The FUND may engage in currency exchange transactions as a portfolio management technique. The FUND will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

         If a devaluation is generally anticipated, the FUND may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The FUND will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for any given year.

Options on Portfolio Securities

         The FUND may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia, and Pacific Stock Exchanges. In addition, the FUND may purchase and sell options in the over-the-counter market ("OTC Options"). A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and the assets used as cover for written over-the-counter options are illiquid securities. The FUND will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). The FUND may also write, to the extent available, OTC Options with non-primary dealers, such as foreign dealers; however, unlike OTC Options written with primary dealers, any OTC Options written with such non-primary dealers and the assets used as cover for such options will be treated as illiquid securities. In connection with these special arrangements, the FUND intends to establish standards for the creditworthiness of the primary and non-primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Manager. Under these special arrangements, the FUND will enter into contracts with primary and non-primary dealers which provide that the FUND has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary and non-primary dealers, the formula will generally be based on a multiple of the premium received by the FUND for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, and with respect to OTC Options written with primary dealers only, the FUND will treat as illiquid that amount of the "cover" assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the FUND's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula) the formula price will not necessarily reflect the market value of the option written, therefore, the FUND might pay more to repurchase the OTC Option contract than the FUND would pay to close out a similar exchange traded option.

         In determining the FUND's net asset value, the current market value of any option written by the FUND is subtracted from net asset value. If the current market value of the option exceeds the premium received by the FUND, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the FUND in certain futures contracts, certain other futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC and forward currency contracts are not regulated by the Commission. Instead, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board options Exchange, subject to regulation by the Commission. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national
securities   exchange  are  cleared  and  guaranteed  by  the  Options  Clearing
Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the FUND to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, future contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the FUND's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

         Pursuant to the sub-advisory agreement, OFFITBANK, where permitted by law, will purchase and sell foreign exchange in the interbank dealer market for a fee on behalf of the FUND, subject to certain procedures and reporting requirements adopted by the Board of Trustees.

Repurchase Agreements

         The FUND may enter into repurchase agreements. Under a repurchase agreement, the FUND acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the FUND to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the FUND's money is invested. The FUND's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When the FUND enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the

Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, OFFITBANK will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the FUND may incur a loss.

Lending of Portfolio Securities

         In order to generate additional income, the FUND may lend its portfolio securities in an amount up to 33-1/3% of total FUND assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with VCM or OFFITBANK. The borrower at all times during the loan must maintain with the FUND cash or cash equivalent collateral or provide to the FUND an irrevocable letter of credit equal in value at all times to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the FUND any dividends or interest paid on such securities, and the FUND may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the FUND or the borrower at any time. The FUND may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Illiquid Securities

         The FUND has adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The FUND will not invest in illiquid securities if immediately after such investment more than 10% of the FUND's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by the FUND over-the-counter and the cover for such options and (d) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The FUND may invest up to 10% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering."
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. FUND management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         FUND management will monitor the liquidity of restricted securities in the FUND's portfolio under the supervision of the FUND's Trustees. In reaching liquidity decision, FUND management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                             INVESTMENT RESTRICTIONS

         Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the FUND. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the FUND means, respectively, the vote of the lesser of (i) 67% or more of the shares of the FUND present at a meeting, if the holders of more than 50% of the outstanding shares of the FUND are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the FUND. The following are the FUND's investment restrictions set forth in their entirety.

         1. The FUND, a non-diversified management investment company, has the following restrictions: (a) with respect to 50% of the FUND's total assets, the FUND may not invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the U.S. Government, its agencies and instrumentalities) and (b) with respect to the other 50% of the FUND's total assets, the FUND may not invest more than 25% of the market value of its total assets in a single issuer (except the securities of the U.S. Government, its agencies and instrumentalities). These two restrictions, hypothetically, could give rise to the FUND having securities of as few as twelve issuers.

         2. The FUND will not purchase a security if, as a result: (a) it would own more than 10% of any class or of the outstanding voting securities of any single company; (b) more than 5% of its total assets would be invested in the securities of companies (including predecessors) that have been in continuous operation for less than 3 years; (c) more than 25% of its total assets would be concentrated in companies within any one industry other than the banking industry (except that this restriction does not apply to U.S. Government Securities); or (d) more than 5% of net assets would be invested in warrants or rights. (Included within that amount, but not to exceed 2% of the value of the FUND's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.)

         3. The FUND may borrow money from a bank solely for temporary or emergency purposes (but not in an amount equal to more than 20% of the market value of its total assets). This does not preclude the FUND from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. The FUND will not purchase additional securities while the amount of any borrowings is in excess of 5% of the market value of its total assets.

         4. The FUND will not make loans of money or securities except (i) through repurchase agreements, (ii) through loan participations, and
         (iii) through the lending of its portfolio securities as described in "Lending of Portfolio Securities" in the Prospectus and in this Statement.

         5. The FUND may not invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         6. The FUND may not pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by Restriction 3 above. The FUND may pledge securities having a value at the time of pledge not exceeding 10% of the market value of the FUND's total assets.

         7. The FUND may not buy any securities or other property on margin (except for such short term credits as are necessary for the clearance of transactions) or engage in short sales.

         8. The FUND may not invest in companies for the purpose of exercising control or management.

         9. The FUND may not underwrite securities issued by others except to the extent that the FUND may be deemed an underwriter when purchasing or selling portfolio securities.

         10. The FUND may not purchase or retain securities of any issuer (other than the shares of the FUND) if to the FUND's knowledge, those officers and Trustees of the FUND and the officers and directors of VCM or OFFITBANK, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         11. The FUND may not purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

         12. The FUND may not invest directly in oil, gas, or other mineral exploration or development programs or leases.

         13. The FUND may not issue senior securities.

         In order to permit the sale of shares of the FUND in certain states, the FUND may make commitments more restrictive than the restrictions described above. Should the FUND determine that any such commitment is no longer in the best interests of the FUND and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

         Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                             PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the FUND by the Portfolio Manager subject to the supervision of VCM and the Trustees and pursuant to authority contained in the Investment Advisory Contract between the FUND and VCM, and the Sub-Advisory Agreement between VCM and OFFITBANK. In selecting such brokers or dealers, OFFITBANK will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.
         In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the FUND or to OFFITBANK for the FUND's use, which in the opinion of the Trustees, are reasonable and necessary to the FUND's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the FUND or to OFFITBANK. Such allocation shall be in such amounts as VCM or OFFITBANK shall determine and OFFITBANK shall report regularly to VCM who will in turn report to the Trustees on the allocation of brokerage for such services.

         The receipt of research from broker-dealers may be useful to OFFITBANK in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of OFFITBANK's other clients may be useful to OFFITBANK in carrying out its obligations to the FUND. The receipt of such research may not reduce OFFITBANK's normal independent research activities.

         OFFITBANK is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the FUND and are authorized to use Federated
Securities Corp. (the "Distributor"), and OFFITBANK or an affiliated broker-dealer on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, Regional Exchanges and Foreign Exchanges where relevant, or which are traded in the Over-the-Counter market. Any profits resulting from portfolio transactions earned by the Distributor as a result of FUND transactions will accrue to the benefit of the shareholders of the Distributor who are also shareholders of VCM. The Investment Advisory Contract does not provide for any reduction in the advisory fee as a result of profits resulting from brokerage commissions effected through the Distributor. In addition, the Sub-Advisory Agreement between VCM and OFFITBANK does not provide for any reduction in the advisory fees as a result of profits resulting from portfolio transactions effected through OFFITBANK or an affiliated brokerage firm. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND paid no brokerage commissions. For the fiscal years ended April 30, 1996, 1995 and 1994, the FUND paid no brokerage commissions.

         The Trustees have adopted certain procedures incorporating the standards of Rule 17e-1 issued under the 1940 Act which requires that the commissions paid to the Distributor or to OFFITBANK or an affiliated broker-dealer must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the procedures also contain review requirements and require VCM to furnish reports to the Trustees and to maintain records in connection with such reviews.

         Brokers or dealers who execute portfolio transactions on behalf of the FUND may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions provided, VCM determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or VCM's overall responsibilities to the FUND.

         It may happen that the same security will be held by other clients of VCM or of OFFITBANK. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by VCM to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the FUND is concerned. In other cases, however, the ability of the FUND to participate in volume transactions will produce better executions for the FUND.

         For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal years ended April 30, 1996 and 1995, the FUND's annual rates of portfolio turnover were approximately 101%, 87%, 347% and 455%, respectively.

                         COMPUTATION OF NET ASSET VALUE

         The net asset  value of the FUND is  determined  at 4:00 p.m.  (Eastern
Time) on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determining Market Value of Securities

         Market or fair values of the FUND's portfolio securities are determined as follows:

         o according to the last reported sales price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Adviser or sub-adviser, is used.);
         o according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
         o for short-term obligations, according to the prices furnished by an independent pricing service, except that short-term obligations with remaining maturities of 60 days or less at the time of purchase, may be valued at amortized cost; or
         o        at fair value as determined in good faith by the Trustees.

         Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality ; coupon rate; maturity; type of issue; trading characteristics; and other market data.

         The FUND will value futures contracts, options and put options on futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing options positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and asked prices.

Trading in Foreign Securities

         Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the FUND values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates are determined when such rates are made available to the FUND at times prior to the close of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.
S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

                 P(1 + T)n    =    ERV

                   Where P    =    a hypothetical initial payment of $1,000

                         T    =    average annual total return

                         n    =    number of years (1, 5 or 10)

                       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.


         The FUND's aggregate annualized total rate of return, reflecting the initial investment and reinvestment of all dividends and distributions for the fiscal year ended September 30, 1997, and the period from May 1, 1996 through September 30, 1996 was 9.53% and 3.95%, respectively. For the fiscal year ended April 30, 1996 and since inception (November 2, 1992 through September 30, 1997) the FUND's aggregate annualized total rates of return were 8.06% and 7.25%, respectively.

         The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee which was in effect from November 2, 1992 to December, 1994 from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

         In addition to the total return quotations discussed above, the FUND may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the FUND's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    YIELD     2[(a-b +1)6-1]
                                                    cd

    Where:   a =      dividends and interest earned during the period.

             b =      expenses accrued for the period (net of reimbursements).

             c =      the  average   daily   number  of  shares outstanding
                      during the period that were entitled to receive dividends.

             d = the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "all above, is calculated by (1) computing the yield to maturity of each obligation held by the FUND based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the FUND's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the FUND's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the FUND will disclose the pro rata share of the account opening fee. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the Commission's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The FUND's yield for the 30-day period ended September 30, 1997, was 6.06%.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

         The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

         The FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the FUND is not subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, including foreign currency gains and loss) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Please note that the below-listed and defined "Short-Short Gain Test" has been repealed pursuant to the Taxpayer Relief Act of 1997, effective for taxable years beginning after the date of enactment. For purposes of the FUND, the effective date of the repeal will be October 1, 1997. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of this calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received for this purpose by the FUND at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the FUND on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the FUND at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the FUND held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Section 1256, will generally be treated as ordinary income or loss. At September 30, 1997, the FUND had capital loss carryovers of $12,071,274 which is available through 2002, $3,223,064 which is available through 2003, and $1,335,786 which is available through 2004 to the extent provided by regulations.

         Generally, for purposes of determining whether capital gain or loss recognized by the FUND on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the FUND as part of a "straddle" (which term generally excludes a situation where the asset is stock and the FUND grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the FUND grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the FUND may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the FUND on the lapse of, or any gain or loss recognized by the FUND from a closing transaction with respect to, an option written by the FUND will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the FUND will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the FUND may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the FUND (such as futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contract have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (except for Section 1256 forward foreign currency contracts, which are subject to Section 988 Rules). The Internal Revenue Service has held in several private rulings (not necessarily applicable to the FUND) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256. The FUND may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the FUND that are not Section 1256 contracts.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of the FUND's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the FUND has not invested more than 5% of the value of the FUND's total assets in securities of such issuer and as to which the FUND does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the FUND controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year the FUND does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will he subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company  shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) unless it has made a taxable year election, exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the FUND may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND Distributions

         The FUND anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations.

         The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute any such amounts. Net capital gain distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the FUND prior to the date on which the shareholder acquired his shares.

         Investment income that may be received by the FUND from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the FUND to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the FUND's assets to be invested in various countries is not known. If more than 50% of the value of the FUND's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the FUND may elect to "pass through" to the FUND's shareholders the amount of foreign taxes paid by the FUND. If the FUND so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the FUND, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the FUND representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Shareholders should consult their own tax advisors concerning the application of the foreign tax credit to them.

         Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the FUND will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the FUND (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the FUND reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the FUND, distributions of such amounts will be taxable to the shareholder as dividends in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the FUND into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such calendar year if such dividends are actually paid by January 31 of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the FUND that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of the FUND in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the FUND will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the FUND is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the FUND is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the FUND's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having been paid. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the FUND and capital gain dividends.

         If the income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the FUND will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. Federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the FUND with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the FUND under their particular circumstances.

                           BLANCHARD FUNDS MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, and present positions with Blanchard Funds, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA                                                Chairman and Trustee of the Fund; Chairman and
Birthdate: July 28, 1924                                      Trustee, Federated Investors, Federated Advisers,
                                                              Federated Management, and Federated Research;
                                                              Chairman and Director, Federated Research Corp. and
                                                              Federated Global Research Corp.; Chairman, Passport
                                                              Research, Ltd.; Chief Executive Officer and
                                                              Director or Trustee of the Funds. Mr. Donahue is
                                                              the father of J. Christopher Donahue, Executive
                                                              Vice President of the Trust.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934                                   Trustee of the Fund; Chairman of the Board,
                                                              Children's Hospital of Pittsburgh formerly, Senior
                                                              Partner, Ernst & Young LLP; Director, MED 3000
                                                              Group, Inc.; Director, Member of Executive
                                                              Committee, University of Pittsburgh; Director or
                                                              Trustee of the Funds.
                                                              .

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates,
  Inc., Realtors
3255 Tamiami Trail North
Naples, FL                                                    Trustee of the Fund; President, Investment
Birthdate: June 23, 1937                                      Properties Corporation; Senior Vice-President, John
                                                              R. Wood and Associates, Inc., Realtors; Partner or
                                                              Trustee in private real estate ventures in
                                                              Southwest Florida; formerly, President, Naples
                                                              Property Management, Inc. and Northgate Village
                                                              Development Corporation; Director or Trustee of the
                                                              Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA                                                Trustee of the Fund; Director and Member of the
Birthdate: July 4, 1918                                       Executive Committee, Michael Baker, Inc.; formerly,
                                                              Vice Chairman and Director, PNC Bank, N.A., and PNC
                                                              Bank Corp. and Director, Ryan Homes, Inc.; Director
                                                              or Trustee of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA                                                   Trustee of the Fund; Attorney-at-law; Director, The
Birthdate: May 18, 1922                                       Emerging Germany Fund, Inc.; Director or Trustee of
                                                              the Funds.





Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA                                                Trustee of the Fund; Professor of Medicine, University of
Birthdate: October 11, 1932                                   Pittsburgh; Medical Director, University of Pittsburgh
                                                              Medical Center - Downtown; Member, Board of Directors,
                                                              University of Pittsburgh Medical Center; formerly,
                                                              Hematologist, Oncologist, and Internist, Presbyterian and
                                                              Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller Ament Henny & Kochuba
205 Ross Street                                               Trustee of the Fund; Attorney of Counsel, Miller,
Pittsburgh, PA                                                Ament, Henny & Kochuba; Director, Eat'N Park
Birthdate: June 18, 1924                                      Restaurants, Inc.; formerly, Counsel, Horizon
                                                              Financial, F.A., Western Region; Director or
                                                              Trustee of the Funds. .

Edward C. Gonzales*
Federated Investors Tower
Pittsburgh, PA                                                President, Treasurer and Trustee of the Fund; Vice
Birthdate: October 22, 1930                                   Chairman, Treasurer, and Trustee, Federated Investors;
                                                              Vice President, Federated Advisers, Federated Management,
                                                              Federated Research, Federated Research Corp., Federated
                                                              Global Research Corp. and Passport Research, Ltd.;
                                                              Executive Vice President and Director, Federated
                                                              Securities Corp.; Trustee, Federated Shareholder Services
                                                              Company; Trustee or Director of some of the Funds;
                                                              President, Executive Vice President and Treasurer of some
                                                              of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL                                                Trustee of the Fund; Consultant; Former State
Birthdate: March 16, 1942                                     Representative, Commonwealth of Massachusetts;
                                                              formerly, President, State Street Bank and Trust
                                                              Company and State Street Boston Corporation;
                                                              Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
Duquesne University
Pittsburgh, PA                                                Trustee of the Fund; President, Law Professor,
Birthdate: December 20, 1932                                  Duquesne University; Consulting Partner, Mollica &
                                                              Murray; Director or Trustee of the Funds.





Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA                                                Trustee of the Fund; Professor, International Politics;
Birthdate: September 14, 1925                                 Management Consultant; Trustee, Carnegie Endowment for
                                                              International Peace, RAND Corporation, Online Computer
                                                              Library Center, Inc., National Defense University, and
                                                              U.S. Space Foundation; President Emeritus, University of
                                                              Pittsburgh; Founding Chairman; National Advisory Council
                                                              for Environmental Policy and Technology, Federal Emergency
                                                              Management Advisory Board and Czech Management Center,
                                                              Prague; Director or Trustee of the Funds. .

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA                                                Trustee of the Fund; Public
Birthdate: June 21, 1935                                      Relations/Marketing/Conference Planning; Director
                                                              or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA                                                Executive Vice President of the Fund; President
Birthdate: April 11, 1949                                     and Trustee, Federated Investors, Federated
                                                              Advisers, Federated Management, and Federated
                                                              Research:; President and Director, Federated
                                                              Research Corp. and Federated Global Research Corp.;
                                                              President, Passport Research, Ltd.; Trustee,
                                                              Federated Shareholder Services Company, and
                                                              Federated Shareholder Services; Director, Federated
                                                              Services Company; President or Executive Vice
                                                              President of the Funds; Director or Trustee of some
                                                              of the Funds. Mr. Donahue is the son of John F.
                                                              Donahue, Chairman and Trustee of the Trust.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA                                                Executive Vice President, and Secretary of the Fund;
Birthdate: October 26, 1938                                   Executive Vice President, Secretary, and Trustee,
                                                              Federated Investors; Trustee, Federated Advisers,
                                                              Federated Management, and Federated Research; Director,
                                                              Federated Research Corp. and Federated Global Research
                                                              Corp.; Trustee, Federated Shareholder Services Company;
                                                              Director, Federated Services Company; President and
                                                              Trustee, Federated Shareholder Services; Director,
                                                              Federated Securities Corp.; Executive Vice President and
                                                              Secretary of the Funds; Treasurer of some of the Funds.





Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA                                                Vice President of the Fund; Executive Vice
Birthdate: May 17, 1923                                       President and Trustee, Federated
                                                              Investors, Chairman and Director, Federated
                                                              Securities Corp.; President or Vice President of
                                                              some of the Funds; Director or Trustee of some of
                                                              the Funds.

Joeseph S. Machi
Federated Investors Tower
Pittsburgh, PA                                                Vice President  and Assistant Treasurer; Vice
Birthdate: May 22, 1962                                       President and Assistant Treasurer of some of the
                                                              Funds.


* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.
@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

         As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

         As of October 29, 1997, Officers and Trustees own less than 1% of the outstanding shares of each Fund.

         To the best knowledge of the FUND, as of October 29, 1997, no shareholder owned 5% or more of the outstanding shares of the FUND.

Officers and Trustees Compensation

-------------------------------------- ------------------------------------- -------------------------------------
                                       AGGREGATE COMPENSATION FROM           TOTAL COMPENSATION PAID TO TRUSTEES
NAME, POSITION                         THE TRUST*                            FROM THE FUND AND FUND COMPLEX**
WITH THE TRUST
-------------------------------------- ------------------------------------- -------------------------------------
-------------------------------------- ------------------------------------- -------------------------------------
John F. Donahue, Chairman and Trustee  $0                                    $0 for the Fund Complex
Thomas G. Bigley, Trustee              $1,011                                $3,217 for the Fund Complex
John T. Conroy, Jr., Trustee           $1,114                                $3,538 for the Fund Complex
William J. Copeland, Trustee           $1,114                                $3,538 for the Fund Complex
James E. Dowd, Trustee                 $1,114                                $3,538 for the Fund Complex
Lawrence D. Ellis, M.D., Trustee       $1,011                                $3,217 for the Fund Complex
Edward L. Flaherty, Jr., Trustee       $1,114                                $3,538 for the Fund Complex
Edward C. Gonzales, President and      $0                                    $0 for the Fund Complex
Trustee
Peter E. Madden, Trustee               $1,011                                $3,217 for the Fund Complex
John E. Murray, Jr., J.D., S.J.D.,     $1,011                                $3,217 for the Fund Complex
Trustee
Wesley W. Posvar, Trustee              $1,011                                $3,217 for the Fund Complex
Marjorie P. Smuts                      $1,011                                $3,217 for the Fund Complex
Trustee

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.
**The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc. and The Virtus Funds for the fiscal year ended 9/30/97.

                               MANAGEMENT SERVICES

Manager to the Trust

         The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

         The manager shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Management Fees

         For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the FUND's investment management fee paid to VCM was $1,273,719 and $610,104, respectively, less a voluntary expense reimbursement of $0 and $8,181, respectively. For the fiscal year ended April 30, 1996, the FUND's investment management fee paid to VCM and the prior manager was $1,795,137, less voluntary expense reimbursement of $0. For the fiscal year ended April 30, 1995, the FUND's investment management fee paid to the prior manager was $2,723,672, less a voluntary expense reimbursement of $43,422. For the fiscal year ended April 30, 1994, the FUND's investment management fee paid to the prior manager was $4,285,213, less a voluntary expense reimbursement of $1,252,529.

                           THE SUB-ADVISORY AGREEMENT

         OFFITBANK furnishes investment advisory services to the FUND pursuant to a Sub-Advisory Agreement between VCM and OFFITBANK. Pursuant to the Sub-Advisory Agreement, OFFITBANK supervises the investment and reinvestment of the cash, securities or other properties comprising the FUND's portfolio, subject at all times to the direction of VCM and the policies and control of the Trust's Board of Trustees. OFFITBANK gives the FUND the benefit of its best judgment, efforts and facilities in rendering its services as Sub-Adviser.

         In carrying out its obligations, OFFITBANK:

         (a) uses the same skill and care in providing such service as it uses in providing services to fiduciary accounts for which it has investment responsibilities; (b) obtains and evaluates pertinent information about significant developments and economics, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the FUND's portfolio and whether concerning the individual issuers whose securities are included in the FUND's portfolio or the activities in which the issuers engage, or with respect to securities which it considers desirable for inclusion in the FUND's portfolio; (c) determines which issuers and securities shall be represented in the FUND's portfolio and regularly reports thereon to the Trust's Board of Trustees; (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Trust's Board of Trustees; (e) is authorized to give instructions to the custodian and/or sub-custodian of the FUND appointed by the Trust's Board of Trustees, as to deliveries of securities, transfers of currencies and payments of cash for the account of the FUND, in relation to the matters contemplated by this Agreement; and (f) takes, on behalf of the FUND, all actions which appear to the Trust and VCM necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities for the FUND and the prompt reporting to VCM of such purchases and sales.

         OFFITBANK is responsible for decisions to buy and sell securities for the FUND's portfolio, broker-dealer selection, and negotiation of brokerage commission rates. OFFITBANK's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, OFFITBANK will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the FUND on a continuing basis. Accordingly, the price to the FUND in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, OFFITBANK shall not be deemed to have acted unlawfully or to have breached any duty created under the Sub-Advisory Agreement or otherwise solely by reason of its having caused the FUND to pay a broker or dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if OFFITBANK determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or OFFITBANK's overall responsibilities with respect to the FUND and to its other clients as to which it exercises investment discretion. Subject to such policies as the Board of Trustees may determine, OFFITBANK will purchase and sell foreign currency and futures contracts and other securities for the FUND. OFFITBANK is further authorized to allocate the orders placed by it on behalf of the FUND to any affiliated broker-dealer of the FUND or to such brokers and dealers who also provide research or statistical material, or other services to the FUND, VCM or OFFITBANK. Such allocation is in such amounts and proportions as OFFITBANK shall determine and OFFITBANK will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

         Any investment program undertaken by OFFITBANK pursuant to the Sub-Advisory Agreement, as well as any other activities undertaken by OFFITBANK on behalf of the FUND pursuant thereto, is at all times subject to any directives of the Board of Trustees of the Trust. VCM provides OFFITBANK with written notice of all such directives, so long as the Sub-Advisory Agreement remains in effect.

         Pursuant to the Sub-Advisory Agreement, OFFITBANK maintains, at its expense and without cost to VCM or the FUND, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the FUND.

         Pursuant to the Sub-Advisory Agreement, upon request of VCM and with the approval of the Trust's Board of Trustees, OFFITBANK may perform services on behalf of the FUND which are not required by the Sub-Advisory Agreement. Such services will be performed on behalf of the FUND and OFFITBANK's cost in rendering such services may be billed monthly to VCM, subject to examination by VCM's independent accountants. Payment or assumption by OFFITBANK of any FUND expense that OFFITBANK is not required to pay or assume under the Sub-Advisory Agreement shall not relieve VCM or OFFITBANK of any of their obligations to the FUND or obligate OFFITBANK to pay or assume any similar FUND expense on any subsequent occasions.

         Pursuant to the Sub-Advisory Agreement, for the services to be rendered and the facilities furnished hereunder, VCM pays OFFITBANK a monthly fee at the annual rate of .30% of the FUND's first $25 million of average daily net assets; plus .25% of the FUND's average daily net assets in excess of $25 million but less than $50 million; plus .20% of the FUND's average daily net assets in excess of $50 million. Compensation under the Sub-Advisory Agreement is calculated and accrued daily and the amounts of the daily accruals are paid monthly.

         The fee paid to OFFITBANK by VCM for the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, was $377,158 and $178,414, respectively. The fee paid to OFFITBANK by the prior manager and by VCM for the fiscal year ended April 30, 1996 was $516,503. The fees paid to OFFITBANK by the prior manager for the fiscal year ended April 30, 1995 and 1994, were $763,516 and $1,100,253. The compensation paid to OFFITBANK will not be reduced by the amount of brokerage commissions received by OFFITBANK or its affiliated broker-dealer pursuant to Section 17(e)(2) of the 1940 Act.

         Pursuant to the Sub-Advisory Agreement, OFFITBANK agrees that it will not render advisory or sub-advisory services to any other similar publicly offered no-load or low-load open-end investment company registered with the SEC while the Sub-Advisory Agreement is in effect.

         The Sub-Advisory Agreement was approved by the then Trustees on March 24, 1995. The Sub-Advisory Agreement will remain in force and effect for an initial term of two years, and shall remain in effect thereafter from year to year, provided that such continuance is specifically approved at least annually:
(a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the FUND's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of a party to the Sub-Advisory Agreement (other than as a Trustee of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the FUND's outstanding voting securities (as defined in Section 2(a)
(42) of the 1940 Act), or by VCM or OFFITBANK on sixty (60) days' written notice to the other party. The Sub-Advisory Agreement automatically terminates: (a) in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act, or (b) in the event that the Investment Advisory Contract between the FUND and VCM shall terminate.

                                    CUSTODIAN

         Signet Trust Company is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives a fee at an annual rate of .05% on the first $10 million of average net assets of each of the six respective portfolios and .025% on average net assets in excess of $10 million. There is a $20 fee imposed on each transaction. The custodian fee received during any fiscal year shall be at least $1,000 per Fund.

                             ADMINISTRATIVE SERVICES


         Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for the fees set forth in the prospectus. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, and for the fiscal year ended April 30, 1996, Federated Administrative Services earned $165,355, $77,731 and $190,752, respectively, in administrative services fees. For the fiscal years ended April 30, 1995 and 1994, the administrative services fees were included as part of the Management fee.

                                PURCHASING SHARES

         Shares of the Fund are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Fund is explained in the prospectus under "Investing in Shares."

                                DISTRIBUTION PLAN

         The Trust has adopted a Plan for Shares of the Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the FUND's Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Fund and its shareholders and (ii) stimulate administrators to render administrative support services to the Fund and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Fund; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests. For the fiscal year ended September 30, 1997, and for the period from May 1, 1996 through September 30, 1996, the Fund accrued payments under the Plan amounting to $424,573 and $203,367, respectively. For the fiscal year ended April 30, 1996, the Fund accrued payments under the Plan amounting to $598,379.

         Other benefits which the Fund hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

         By adopting the Plan, the then Board of Trustees expected that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the FUND may be able to curb sharp fluctuations in rates of redemptions and sales.

                             DESCRIPTION OF THE FUND

         Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

         The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

         The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.

                               SHAREHOLDER REPORTS

         Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.

         The financial statements for the fiscal year ended September 30, 1997, are incorporated herein by reference from the FUND's Annual Report dated September 30, 1997. A copy of the FUND'S Annual Report may be obtained without charge by contacting Signet Financial Services, Inc. at 1-800-829-3863.











                               EVERGREEN KEYSTONE
                                   LONG TERM
                                   BOND FUNDS

                               1997 ANNUAL REPORT

                (Logo of Evergreen Keystone Funds appears here)

                                EVERGREEN KEYSTONE
(Pine cone logo appears here)

                               TABLE OF CONTENTS

Letter to Shareholders.................................     1
Keystone Strategic Income Fund
     Fund at a Glance..................................     2
     Management Report.................................     3
Evergreen U.S. Government Fund
     Fund at a Glance..................................     4
     Management Report.................................     5
Growth of Investments..................................     6
Financial Highlights
     Keystone Strategic Income Fund....................     7
     Evergreen U.S. Government Fund....................    10
Schedule of Investments
     Keystone Strategic Income Fund....................    12
     Evergreen U.S. Government Fund....................    17
Statements of Assets and Liabilities...................    18
Statements of Operations...............................    19
Statements of Changes in Net Assets....................    21
Combined Notes to Financial Statements.................    23
Independent Auditors' Report...........................    30

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                                EVERGREEN KEYSTONE
                                                  (Pine cone logo appears here)

                             LETTER TO SHAREHOLDERS
                                   June 1997

                     (Photo of William M. Ennis appears here)

                                WILLIAM M. ENNIS

Dear Shareholders:

The past year has been a time when the most effective fixed income investment strategies have been those that emphasized the coupon rates paid by the bonds. Attempts to guess interest rate movements or foreign currency gains have tended to be less successful. The economy has been strong-- witness the 4.7% inflation-adjusted U.S. annualized growth rate for the fourth quarter of 1996 and the 5.6% annualized growth rate for the first quarter of 1997. Inflation has been contained, although the strong economic growth has sparked periodic fears of inflation and caused a great deal of short-term price fluctuations in the bond market. In fact, over the six months that ended on April 30, 1997, yields on the 30-year Treasury bond swung from a low of 6.35% to a high of 7.17%-- a very abrupt swing by historical standards. As of this writing, the Federal Reserve already has raised short-term rates by one-quarter of one percent, with most observers expecting another increase eventually.

In this environment, U.S. corporations have tended to do well, and investors have been well paid for holding corporate debt and focusing on income. In the U.S., lower-rated securities-- which are less interest-rate sensitive-- tended to do better than higher-rated securities. This meant high yield or "junk" bonds outperformed investment grade corporate bonds and mortgage-backed securities, which in turn outperformed U.S. Treasury Bonds. Strategies that emphasized investments in foreign markets tended to suffer-- unless investments were hedged back into the U.S. dollar. The strength of the U.S. dollar tended to undercut the returns generated in currencies denominated in foreign currencies-- particularly the Japanese yen.

History has shown, however, that you can't make good investment decisions by looking in the rear-view mirror. Should economic growth in the U.S. slow dramatically, and interest rates peak and then start to decline, the investment strategies that worked best during the past 12 months may not necessarily be the best for the next 12 months. This is why a diversified portfolio-- in which the investors balance the type of risks they take-- makes sense for many people. At Evergreen Keystone, we also believe it is important for investors to remain in close touch with their professional advisors for guidance on changing markets and strategies.

I am delighted to inform you that Evergreen Keystone successfully integrated all service functions of Evergreen and Keystone Funds in early May. This means that you now have full exchange privileges among all Evergreen and Keystone America funds. In addition, you will be receiving the top-flight shareholder service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies employed in managing your funds. You will notice that this annual report is a departure from past reports in format. It represents the effort of Evergreen Keystone Funds to provide honest, thoughtful reports and to present them in a format that is attractive and makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome any suggestions you may have.

                                  Sincerely,

                                  (Signature of William M. Ennis appears here)
                                  WILLIAM M. ENNIS
                                  MANAGING DIRECTOR

(Keystone Strategic Income Fund logo appears here)

                                     KEYSTONE
                              STRATEGIC INCOME FUND


                                FUND AT A GLANCE
                              As of April 30, 1997

ONE YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y
One year with sales
  charge                 4.08  %  3.48  %  7.49  %   N/A
One year w/o sales
  charge                 9.27     8.48     8.49      N/A
SEC 30-day yield
  w/sales charge1        7.02     6.66     6.61      N/A
Twelve month dividends
  per share             $0.54    $0.49    $0.49    $0.18  3

AVERAGE
ANNUAL RETURNS*         CLASS A  CLASS B  CLASS C  CLASS Y
Three years              3.38  %  3.47  %  4.26  %   N/A
Five years               8.44      N/A      N/A      N/A
Ten years                6.90      N/A      N/A      N/A
Life of class2           6.87     7.11     7.44      N/A
CUMULATIVE RETURNS*     CLASS A  CLASS B  CLASS C  CLASS Y
Nine months w/o sales
  charge                 6.80  %  6.06  %  6.07  %   N/A
Three years             10.47    10.77    13.33      N/A
Five years              49.95      N/A      N/A      N/A
Ten years               94.81      N/A      N/A      N/A
Life of class2          95.01    33.85    35.64    -2.87  %
*ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES
  CHARGE
PORTFOLIO CHARACTERISTICS
Total net assets      $193.1 million
Average credit
  quality             BBB
Average maturity      6.5 years
Average duration      4.93 years
1SEC YIELD IS BASED ON THE FUND'S NET INVESTMENT INCOME
  OVER A 30-DAY PERIOD AND IS CALCULATED IN ACCORDANCE
  WITH SECURITIES AND EXCHANGE COMMISSION GUIDELINES.
2CLASS A SHARES COMMENCED INVESTMENT OPERATIONS ON
  4/14/87. CLASS B AND C SHARES WERE INTRODUCED ON
  2/1/93. CLASS Y SHARES WERE INTRODUCED ON 1/13/97.
3DIVIDENDS FOR CLASS Y ARE FOR THE PERIOD JANUARY 13,
  1997 TO APRIL 30, 1997.

PORTFOLIO QUALITY (AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears here with the following information:)

AAA    34.2%
AA      2.0%
BBB     5.5%
Other  58.3%


OBJECTIVES
High current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

STRATEGY
The Fund seeks to meet its objectives by investing in three fixed-income asset classes: U.S. government and agency securities; high yield corporate bonds issued in the United States; and foreign bonds. The U.S. investments include a range of issues spanning virtually the entire quality spectrum, from the highest-quality government and agency obligations to high yielding bonds rated below investment-grade. The foreign portion consists primarily of high-quality securities issued by sovereign governments. Investing in foreign securities generally involves more risk than investing in a portfolio consisting solely of securities of domestic issuers. Fluctuations in foreign exchange rates pose an additional level of risk. Keystone Strategic Income Fund manages investment and currency risk by conducting extensive research of the countries and companies whose securities it buys and by hedging the foreign currency exposure, if needed.

PORTFOLIO MANAGEMENT TEAM

(Photo of Prescott Crocker appears here)

                  Senior Vice President and Head of the High Yield Bond Team, Prescott Crocker is portfolio manager of Keystone Strategic Income Fund. A Chartered Financial Analyst, Mr. Crocker has 25 years of senior-level investment experience. He is a graduate of Harvard College and holds an M.B.A. in international finance from Harvard Business School.

                                     KEYSTONE
                              STRATEGIC INCOME FUND

                            (Keystone Strategic Income Fund logo appears here)


                               MANAGEMENT REPORT
                                   June 1997

Dear Shareholders:

We are pleased to report to you on the activities of Keystone Strategic Income Fund for the fiscal period which ended April 30, 1997. You may recall you recently received a semi-annual report for the period ending January 31, 1997. We have changed your Fund's fiscal year, however, to end on April 30, 1997. This is part of an effort by Evergreen Keystone Funds to streamline fund administration. Funds with similar investment objectives are being placed on the same fiscal year cycle. The next report you will receive will be a semi-annual report for the period ending October 31, 1997. You should expect to receive it in December.

PERFORMANCE

Your Fund generated strong total returns for the nine-month period ending April 30, 1997. The overall performance reflected the favorable investment climates in each of the Fund's three asset classes. The high yield sector had the strongest performance during the period and helped to boost the overall total return. The results of U.S. government securities were generally lackluster, but stayed positive despite fluctuating interest rates. However, the Fund's European holdings denominated in non-U.S. currencies underperformed, due to the strength of the U.S. dollar. We have modified our hedging strategy to protect the portfolio more effectively. At this writing, 100% of the Fund's European holdings denominated in non-U.S. dollars is hedged.

UNPREDICTABLE MARKET

The investment environment was generally favorable during the period, with the economy growing moderately and many corporations reporting better-than-expected earnings growth. Consumer confidence was high, as was evidenced by strong retail sales and demand for stocks and high-yield bonds. Conversely, these positive fundamentals spurred fears of inflation and higher interest rates, resulting in pockets of significant turbulence during the period. The inflation concerns subsided when the Federal Reserve raised interest rates at the end of March.

STRATEGY

We have made some material adjustments to the Fund, primarily seeking to increase the portfolio's total return. We increased the weighting in the high yield area, as we believed this sector was fundamentally strong, attractively valued, and consistently in high demand during the period.

At the close of the period, the Fund had 33% of net assets in high yield bonds, versus 25% at the time of our last semiannual report dated January 31, 1997. The economic uncertainties in Europe combined with the strength of the U.S. dollar motivated us to reduce significantly our foreign currency exposure. We did this by reducing our European holdings and by hedging the remaining positions. In expectation of lower interest rates in the later part of 1997, we increased our positions in U.S. government and agency issues to represent 33.7% of the portfolio. Our overall optimism notwithstanding, we positioned the Fund's duration-- or sensitivity to interest rates-- conservatively, to help preserve the value of the portfolio during periods of volatility, which we believed would recur. Although the Fund's duration is generally in the range of 4-6 years, we adjusted it downward at fiscal year-end

PORTFOLIO ALLOCATIONS                                             APRIL 30, 1997
(AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears here with the following information:)

Corporate debt       33.3%
Foreign bonds        26.3%
Mortgage-backed      21.2%
U.S. Treasury        11.3%
Other assets and
  liabilities (net)   4.6%
Short-term
 investments          3.3%

to 4.9 years to guard against potential interest-rate volatility in the short-term.

OUTLOOK

We are confident that we could see substantially better markets in the following months after a potential period of interest rate fluctuations in the short run. The economy responded favorably to the interest rate hike in March and we think that economic growth will continue to moderate.

We are bullish on the high yield sector, given the continuing apparent good health of U.S. corporations and the strong demand from investors seeking higher yields.

With regard to the Fund's foreign holdings, we think the U.S. dollar may continue to be strong. Economic uncertainty surrounds the forming of the European Monetary Union (EMU) in 1999, as indicated by the turbulence in the markets following the Socialist victory in the French elections. This uncertainty may continue to pressure European currencies, but provide investment opportunities for the Fund in Italian, Spanish, and Swedish bonds as the outlying markets continue to converge on the stronger core German market.

Emerging market bonds have been very attractive relative to U.S. treasuries and we believe this will continue. These trends reflect the growing confidence of investors in the viability and creditworthiness of developing economies.

Thank you for your support of Keystone Strategic Income Fund.

Sincerely,

(Signature of Albert H. Elfner, III appears here)

ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

(Signature of Prescott Crocker appears here)

PRESCOTT CROCKER
SENIOR VICE PRESIDENT
Keystone Investment Management Company

                                    EVERGREEN
                              U . S. GOVERNMENT FUND

(Evergreen U.S. Government Fund logo appears here)

                                FUND AT A GLANCE
                              As of April 30, 1997

ONE YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y
One year with sales
  charge                 1.32  %  0.60  %  4.58  %  6.63  %
One year w/o sales
  charge                 6.37     5.58     5.58     6.63
SEC 30-day yield1 with
  sales charge           6.13     5.37     5.36     6.38
Twelve month dividends
  per share             $0.62    $0.55    $0.55    $0.65

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y
Three years              5.04  %  5.10  %   N/A     7.02  %
Life of class2           4.30     4.42     6.18  %  4.75
ALL RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE


CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y
Ten months w/o sales
  charge                 5.30  %  4.65  %  4.65  %  5.52  %
Three years             15.90    16.10      N/A    22.58
Life of class2          19.84    20.45    17.33    18.67
PORTFOLIO CHARACTERISTICS
Total net assets        $287.8 million
Average credit quality  AAA
Average maturity        8.65 years
Average duration        4.27 years
1SEC YIELD IS BASED ON THE FUND'S NET INVESTMENT INCOME
  OVER A 30-DAY PERIOD AND IS CALCULATED IN ACCORDANCE
  WITH SECURITIES AND EXCHANGE COMMISSION GUIDELINES.
2CLASS A AND B SHARES WERE INTRODUCED ON 1/11/93. CLASS C
  SHARES WERE INTRODUCED ON 9/2/94. CLASS Y SHARES WERE
  INTRODUCED ON 9/2/93.

PORTFOLIO COMPOSITION                                             APRIL 30, 1997
(AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears here with the following information:)

Mortgage-back
  securities           53.6%
U.S. Treasury
  obligations          44.7%
Repurchase
  Agreements           0.7%
Other assets and
  liabilities          1.0%


OBJECTIVE
A high level of current income consistent with stability of principal.

STRATEGY
The Fund seeks to meet its objectives by investing in debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in mortgage-backed securities, which represent ownership interests in mortgage pools of U.S. government agencies, such as Federal Home Loan Mortgage Corporation and Government National Mortgage Association. Other investments may include asset-backed securities, for which automobile and credit card receivables are the most common collateral. Up to 20% of net assets may be invested in collateralized mortgage obligations (CMOs), and other debt securities considered appropriate. The Fund's net asset value is not insured and is likely to fluctuate according to changes in interest rates. Experienced professional management seeks to ensure broad diversification of issues and maturities, helping to maximize opportunities and minimize the risks of changing interest rates.

PORTFOLIO MANAGEMENT TEAM


(Photo of Rollin C. Williams appears here)

                  Rollin C. Williams, a Vice President and Senior Fixed Income Portfolio Manager of First Union Capital Management Group, is portfolio manager of Evergreen U.S. Government Fund. An investment professional with more than 27 years of banking and investment management experience, he is responsible for the management of over $2.1 billion in fixed income portfolios. Mr. Williams is a Chartered Financial Analyst, and holds a B.B.A. from Milton College as well as graduate studies from University of Nebraska, Omaha. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts. Before joining First Union, Mr. Williams was the head of fixed-income investments at Dominion Trust Company in Roanoke, Va. Mr. Williams has been with First Union since 1993 when Dominion was acquired by First Union National Bank.

                                    EVERGREEN
                              U . S. GOVERNMENT FUND

                             (Evergreen U.S. Government Fund logo appears here)

                               MANAGEMENT REPORT
                                   June 1997

Dear Shareholders:
We are pleased to present the annual report for the Evergreen U.S. Government Fund for the fiscal period which ended April 30, 1997. You may recall that you recently received a semi-annual report for the period which ended December 31, 1996. We have changed your Fund's fiscal year, however, to end on April 30, 1997. This is part of an effort by Evergreen Keystone Funds to streamline and increase the efficiency of fund administration. Funds with similar investment objectives are being placed on the same fiscal year cycle. The next report you will receive will be a semi-annual report for the period ending October 31, 1997. You should expect to receive it in December.

PERFORMANCE

Evergreen U.S. Government Fund performed very well during the period. In fact, Class Y shares completed the period with top-quartile, 12-month performance among the 175 funds in the U.S. Government Bond Fund Category of Lipper Analytical Services, Inc., an independent mutual fund ranking service.

We attribute the Fund's solid performance during this period both to strong duration management during a period when interest rates fluctuated dramatically, and to an emphasis on mortgage-backed securities.

INVESTMENT CLIMATE

Throughout the 12-month period, U.S. economic growth remained extremely strong, as evidenced by the inflation-adjusted annualized growth rate of 5.6% in the first quarter of 1997. This strong growth, however, has made the financial markets wary of any signs of inflationary pressure. After hitting a low point in late November, 1996, interest rates began rising in anticipation of potential Federal Reserve Board action to raise short-term rates to head off potential inflation. In fact on March 25, the Federal Reserve Board raised the key Federal Funds Rate by one-quarter of one percent, indicating it was concerned that strong economic growth was "increasing the risk of inflationary imbalances."

Going forward, the financial markets continue to focus on any emerging information that could suggest inflationary pressure and could result in further hikes in short-term interest rates by the Federal Reserve.

STRATEGY

In response to rising interest rates and uncertainty about the Federal Reserve Board's course of action, the duration of your Fund has been shortened from 4.78 years to 4.27 years over the 12-month period that ended April 30. Duration adjustments were implemented in the Treasury sector by selling securities due in 2019 and buying shorter-term securities. In addition to shortening the duration, we modestly increased the mortgage position of the Fund, primarily in the first half of the year. A greater emphasis on mortgages serves as a more defensive posture in times of interest rate increases, in that mortgages tend to show greater price stability than

WHY INVEST IN U.S. GOVERNMENT SECURITIES?
1. The most diverse and actively traded sector of the securities market, U.S. government securities offer a wide selection of investment choices and liquidity.

2. U.S. government securities represent the highest-quality issues in the fixed-income market.

3. If held to maturity, U.S. Treasury bills, notes and bonds are guaranteed by the U.S. government as to the payment of principal and interest. This guarantee applies to the individual securities only and not to the shares of U.S. government securities mutual funds.

Treasuries when prices start to fall. Over the past 12 months, the mortgage position of the Fund has been increased from 49.6% of net assets to 53.6% on April 30, 1997. U.S. Treasuries accounted for 44.7% of assets on April 30, with cash and other assets and liabilities accounting for the remaining 1.7%.

OUTLOOK

Looking forward, we believe the bond market's participants will continue to monitor both the Federal Reserve Board's actions and any signs of inflation appearing in emerging economic data. Historically, the Federal Reserve has tended not to take isolated steps in moving short-term interest rates in any direction, whether up or down. In fact, the last time the Federal Reserve moved rates only once was back in 1987. As a result, we believe it is likely that the March 25 increase in short-term rates will not be an isolated event, and that interest rates will rise further in the short term. Over the longer term, however, we think interest rates are more likely to decline.

Consistent with this outlook, we expect over the next few months that the duration of the Fund will be aggressively extended to take advantage of opportunities as interest rates peak and start to decline, and bond prices consequently rise.

The overall strategy of the Evergreen U.S. Government Fund continues to be to provide the investor with a high quality portfolio that offers attractive income.

Thank you for your investment in the Evergreen U.S. Government Fund.

Sincerely,

(Signature of Richard K. Wagoner appears here)

RICHARD K. WAGONER
EXECUTIVE VICE PRESIDENT
CHIEF INVESTMENT OFFICER
First Union Capital Management Group

(Signature of Rollin C. Williams appears here)

ROLLIN C. WILLIAMS
VICE PRESIDENT
SENIOR FIXED INCOME PORTFOLIO MANAGER

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

                               GROWTH OF INVESTMENTS



                KEYSTONE STRATEGIC INCOME FUND



(A chart appears below with the following information:)

Comparisons of a $10,000 investment in Keystone Strategic
Income Fund, Class A shares, versus a similar investment in the Lehman Aggregate Bond Index (LABI) and the
Consumer Price Index (CPI).

        Class A     CPI       LABI
        -------    ------    ------
               (In Thousands)

4/87    $ 9,525   $10,000   $10,000
4/88      9,788    10,495    10,421
4/89     10,645    10,979    11,246
4/90      9,734    11,497    12,261
4/91      9,478    12,058    14,120
4/92     12,388    12,442    15,673
4/93     15,011    12,840    17,754
4/94     16,814    13,144    17,902
4/95     16,202    13,545    19,213
4/96     17,847    13,939    20,872
4/97     19,501    14,286    22,350

           Average Annual Total Returns
-------------------------------------------------
         1 Year   5 Year   10 Year  Life of Class
         ------   ------   -------  -------------
Class A   4.08%    8.44%    6.90%      6.87%
Class B   3.48%      -        -        7.11%
Class C   7.49%      -        -        7.44%
Class Y     -        -        -          -

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Aggregate Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1997.



                EVERGREEN U.S. GOVERNMENT FUND

(A chart appears below with the following information:)

Comparisons of a $10,000 investment in Evergreen U.S.
Government Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Term Government
Bond Index (LBIGBI), and the Consumer Price Index (CPI).

           Class A     CPI       LABI
           -------    ------    ------
               (In Thousands)

1/12/93    $ 9,525   $10,000   $10,000
   4/93      9,860    10,148    10,455
   4/94      9,849    10,388    10,549
   4/95     10,488    10,705    11,200
   4/96     11,266    11,016    12,044
   4/97     11,984    11,290    12,888


 Average Annual Total Returns
--------------------------------
         1 Year    Life of Class
         ------    -------------
Class A   1.32%        4.30%
Class B   0.60%        4.42%
Class C   4.58%        6.18%
Class Y   6.63         4.75%

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers Intermediate Government Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1997.

                                     KEYSTONE
                              STRATEGIC INCOME FUND

                            (Keystone Strategic Income Fund logo appears here)

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    NINE MONTHS ENDED
                                                                     APRIL 30, 1997                 YEAR ENDED JULY 31,
                                                                           (D)            1996       1995      1994 (B)     1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD..............................        $  6.77         $  6.89    $  7.35    $   7.86    $  7.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................           0.37            0.54       0.64        0.61       0.69
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions..........................           0.09           (0.09)     (0.45)      (0.44)      0.89
Total from investment operations.................................           0.46            0.45       0.19        0.17       1.58
LESS DISTRIBUTIONS FROM:
Net investment income............................................          (0.38)          (0.52)     (0.60)      (0.61)     (0.72)
In excess of investment income...................................          (0.03)              0      (0.03)      (0.03)     (0.02)
Tax basis return of capital......................................              0           (0.05)     (0.02)      (0.04)         0
Net realized gains on investments and foreign currency
  related transactions...........................................              0               0          0           0          0
Total distributions..............................................          (0.41)          (0.57)     (0.65)      (0.68)     (0.74)
NET ASSET VALUE END OF PERIOD....................................        $  6.82         $  6.77    $  6.89    $   7.35    $  7.86
Total return (a).................................................           6.80%           6.84%      3.00%       1.86%     24.13%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses.......................................................           1.28%(c)        1.30%      1.33%       1.32%      1.80%
  Expenses excluding reimbursement...............................           1.28%(c)        1.30%      1.33%       1.32%      1.80%
  Expenses excluding indirectly paid expenses....................           1.26%(c)        1.28%        --          --         --
  Net investment income..........................................           7.28%(c)        8.05%      9.31%       7.79%      9.50%
Portfolio turnover rate..........................................             86%            101%        95%         92%       151%
NET ASSETS END OF PERIOD (THOUSANDS).............................        $58,725         $68,118    $85,970    $105,181    $85,793

                                                                                                                   FEBRUARY 13, 1987
                                                                                                                     (COMMENCEMENT
                                                                           YEAR ENDED JULY 31,                     OF OPERATIONS) TO
                                                           1992       1991       1990        1989        1988        JULY 31, 1987
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD....................   $  6.10    $  7.17    $  9.02    $   9.36    $  10.04         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................      0.78       0.89       1.03        1.10        1.05            0.22
Net realized and unrealized gain (loss) on investments
  and
  foreign currency related transactions................      0.89      (1.01)     (1.79)      (0.31)      (0.65)           0.00
Total from investment operations.......................      1.67      (0.12)     (0.76)       0.79        0.40            0.22
LESS DISTRIBUTIONS FROM:
Net investment income..................................     (0.75)     (0.89)     (1.04)      (1.11)      (1.08)          (0.18)
In excess of investment income.........................         0      (0.06)     (0.05)          0           0               0
Tax basis return of capital............................         0          0          0           0           0               0
Net realized gains on investments and foreign currency
  related
  transactions.........................................         0          0          0       (0.02)          0               0
Total distributions....................................     (0.75)     (0.95)     (1.09)      (1.13)      (1.08)          (0.18)
NET ASSET VALUE END OF PERIOD..........................   $  7.02    $  6.10    $  7.17    $   9.02    $   9.36         $ 10.04
Total return (a).......................................     28.73%      0.54%     (8.55%)      9.00%       4.49%           2.20%(e)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................      2.09%      2.00%      2.00%       1.81%       1.28%           1.00%(e)
  Expenses excluding reimbursement.....................      2.12%      2.25%      2.01%       1.90%       2.08%           6.08%(e)
  Expenses excluding indirectly paid expenses..........        --         --         --          --          --              --
  Net investment income................................     11.73%     15.23%     12.91%      12.06%      10.98%          10.12%(e)
Portfolio turnover rate................................        95%        82%        36%         73%         46%             13%
NET ASSETS END OF PERIOD (THOUSANDS)...................   $70,459    $70,246    $83,106    $138,499    $114,310         $ 8,191

(a) Excluding applicable sales charges.
(b) Calculation based on average shares outstanding.
(c) Annualized.
(d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.
(e) Annualized for the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                       KEYSTONE
                                STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)

                         FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  FEBRUARY 1, 1993
                                                       NINE MONTHS ENDED                                          (DATE OF INITIAL
                                                        APRIL 30, 1997            YEAR ENDED JULY 31,             PUBLIC OFFERING)
                                                              (D)             1996        1995      1994 (B)      TO JULY 31, 1993
  CLASS B SHARES
  NET ASSET VALUE BEGINNING OF PERIOD...............       $    6.81        $   6.92    $   7.38    $   7.89          $   7.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................            0.34            0.50        0.60        0.55              0.24
  Net realized and unrealized gain (loss) on
    investments and foreign currency related
    transactions....................................            0.07           (0.09)      (0.47)      (0.44)             0.92
  Total from investment operations..................            0.41            0.41        0.13        0.11              1.16
  LESS DISTRIBUTIONS FROM:
  Net investment income.............................           (0.34)          (0.47)      (0.55)      (0.55)            (0.24)
  In excess of net investment income................           (0.03)              0       (0.03)      (0.03)            (0.10)
  Tax basis return of capital.......................               0           (0.05)      (0.01)      (0.04)                0
  Total distributions...............................           (0.37)          (0.52)      (0.59)      (0.62)            (0.34)
  NET ASSET VALUE END OF PERIOD.....................       $    6.85        $   6.81    $   6.92    $   7.38          $   7.89
  Total return (a)..................................            6.06%           6.21%       2.12%       1.10%            16.75%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses..........................................            2.04%(c)        2.07%       2.06%       2.07%             2.37%(c)
  Expenses excluding indirectly paid expenses.......            2.02%(c)        2.05%         --          --                --
  Net investment income.............................            6.52%(c)        7.28%       8.58%       7.11%             7.18%(c)
  Portfolio turnover rate...........................              86%            101%         95%         92%              151%
  NET ASSETS END OF PERIOD (THOUSANDS)..............       $ 110,082        $123,389    $149,091    $162,866          $ 35,415

    (a) Excluding applicable sales charges.
    (b) Calculation based on average shares outstanding.
    (c) Annualized.
    (d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.

                                                                                                                   FEBRUARY 1, 1993
                                                          NINE MONTHS ENDED                                        (DATE OF INITIAL
                                                           APRIL 30, 1997           YEAR ENDED JULY 31,            PUBLIC OFFERING)
                                                                 (D)            1996       1995      1994 (B)      TO JULY 31, 1993
  CLASS C SHARES
  NET ASSET VALUE BEGINNING OF PERIOD..................        $  6.80         $  6.92    $  7.37    $  7.88           $   7.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................           0.33            0.49       0.59       0.55               0.24
  Net realized and unrealized gain (loss) on
    investments and foreign currency related
    transactions.......................................           0.08           (0.09)     (0.45)     (0.44 )             0.91
  Total from investment operations.....................           0.41            0.40       0.14       0.11               1.15
  LESS DISTRIBUTIONS FROM:
  Net investment income................................          (0.34)          (0.47)     (0.55)     (0.55 )            (0.24)
  In excess of net investment income...................          (0.03)              0      (0.03)     (0.03 )            (0.10)
  Tax basis return of capital..........................              0           (0.05)     (0.01)     (0.04 )                0
  Total distributions..................................          (0.37)          (0.52)     (0.59)     (0.62 )            (0.34)
  NET ASSET VALUE END OF PERIOD........................        $  6.84         $  6.80    $  6.92    $  7.37           $   7.88
  Total return (a).....................................           6.07%           6.07%      2.27%      1.09%             16.61%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................           2.04%(c)        2.07%      2.08%      2.07%              2.25%(c)
  Expenses excluding indirectly paid expenses..........           2.03%(c)        2.05%        --         --                 --
  Net investment income................................           6.52%(c)        7.29%      8.56%      7.09%              7.35%(c)
  Portfolio turnover rate..............................             86%            101%        95%        92%               151%
  NET ASSETS END OF PERIOD (THOUSANDS).................        $24,304         $31,816    $46,221    $59,228           $ 19,706

    (a) Excluding applicable sales charges
    (b) Calculation based on average shares outstanding.
    (c) Annualized.
    (d) The Fund changed its fiscal year end from July 31 to April 30 during the current period.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                       KEYSTONE
                                STRATEGIC INCOME FUND

                             (Keystone Strategic Income Fund logo appears here)

                         FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                              JANUARY 13, 1997
                                                                                                                (COMMENCEMENT
                                                                                                                  OF CLASS
                                                                                                                 OPERATIONS)
                                                                                                                     TO
                                                                                                               APRIL 30, 1997
  CLASS Y SHARES
  NET ASSET VALUE BEGINNING OF PERIOD.....................................................................          $7.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................................................................................           0.00
  Net realized and unrealized loss on investments and foreign currency related transactions...............          (0.20)
  Total from investment operations........................................................................          (0.20)
  LESS DISTRIBUTIONS FROM:
  Net investment income...................................................................................          (0.17)
  In excess of net investment income......................................................................          (0.01)
  Total distributions.....................................................................................          (0.18)
  NET ASSET VALUE END OF PERIOD...........................................................................          $6.65
  Total return............................................................................................          (2.87%)
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses................................................................................................           0.00%(a)
  Expenses excluding indirectly paid expenses.............................................................           0.00%(a)
  NET INVESTMENT INCOME...................................................................................           0.00%(a)
  Portfolio turnover rate.................................................................................             86%
  NET ASSETS END OF PERIOD................................................................................          $   7

    (a) Annualized.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                      EVERGREEN
                                U . S. GOVERNMENT FUND

(Evergreen U.S. Government Fund logo appears here)

                               FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                 JANUARY 11, 1993
                                                         TEN MONTHS      YEAR      SIX MONTHS        YEAR        (COMMENCEMENT OF
                                                           ENDED        ENDED        ENDED          ENDED         OPERATIONS) TO
                                                         APRIL 30,     JUNE 30,     JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                          1997 (D)       1996       1995 (C)         1994              1993
  CLASS A SHARES
  NET ASSET VALUE BEGINNING OF PERIOD.................    $   9.42     $  9.65      $   9.07       $  10.05          $  10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................        0.52        0.63          0.33           0.66              0.68
  Net realized and unrealized gain (loss) on
    investments.......................................       (0.03)      (0.23 )        0.58          (0.98)             0.05
  Total from investment operations....................        0.49        0.40          0.91          (0.32)             0.73
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME.......       (0.52)      (0.63 )       (0.33)         (0.66)            (0.68)
  NET ASSET VALUE END OF PERIOD.......................    $   9.39     $  9.42      $   9.65       $   9.07          $  10.05
  Total return (b)....................................        5.30%       4.28%        10.17%         (3.18%)            7.43%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses............................................        0.98%(a)    0.99%         1.04%(a)       0.96%             0.68%(a)
  Expenses excluding waivers and/or reimbursements....        0.98%(a)    0.99%         1.05%(a)       1.00%             0.99%(a)
  Expenses excluding indirectly paid expenses.........        0.98%(a)      --            --             --                --
  Net investment income...............................        6.60%(a)    6.61%         7.07%(a)       6.97%             6.93%(a)
  Portfolio turnover rate.............................          12%         23%            0%            19%               39%
  NET ASSETS END OF PERIOD (THOUSANDS)................    $ 17,913     $20,345      $ 22,445       $ 23,706          $ 38,851

    (a) Annualized.
    (b) Excluding applicable sales charges.
    (c) The Fund changed its fiscal year end from December 31 to June 30.
    (d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

                                                                                                                JANUARY 11, 1993
                                                        TEN MONTHS      YEAR      SIX MONTHS        YEAR        (COMMENCEMENT OF
                                                          ENDED        ENDED        ENDED          ENDED         OPERATIONS) TO
                                                        APRIL 30,     JUNE 30,     JUNE 30,     DECEMBER 31,      DECEMBER 31,
                                                         1997 (D)       1996       1995 (C)         1994              1993
  CLASS B SHARES
  NET ASSET VALUE BEGINNING OF PERIOD................    $   9.42     $   9.65     $   9.07       $  10.05          $  10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............................        0.46         0.56         0.29           0.61              0.63
  Net realized and unrealized gain (loss) on
    investments......................................       (0.03)       (0.23)        0.58          (0.98)             0.05
  Total from investment operations...................        0.43         0.33         0.87          (0.37)             0.68
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME......       (0.46)       (0.56)       (0.29)         (0.61)            (0.63)
  NET ASSET VALUE END OF PERIOD......................    $   9.39     $   9.42     $   9.65       $   9.07          $  10.05
  Total return (b)...................................        4.65%        3.50%        9.76%         (3.75%)            6.91%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................        1.73%(a)     1.74%        1.79%(a)       1.54%             1.19%(a)
  Expenses excluding waivers and reimbursements......        1.73%(a)     1.74%        1.80%(a)       1.58%             1.50%(a)
  Expenses excluding indirectly paid expenses........        1.73%(a)       --           --             --                --
  Net investment income..............................        5.85%(a)     5.85%        6.32%(a)       6.42%             6.44%(a)
  Portfolio turnover rate............................          12%          23%           0%            19%               39%
  NET ASSETS END OF PERIOD (THOUSANDS)...............    $142,371     $165,988     $192,490       $195,571          $236,696

    (a) Annualized.
    (b) Excluding applicable sales charges.
    (c) The Fund changed its fiscal year end from December 31 to June 30.
    (d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                      EVERGREEN
                                U . S. GOVERNMENT FUND

                            (Evergreen U.S. Government Fund logo appears here)

                         FINANCIAL HIGHLIGHTS (CONTINUED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                SEPTEMBER 2, 1994
                                                                        TEN MONTHS      YEAR      SIX MONTHS    (DATE OF INITIAL
                                                                          ENDED        ENDED        ENDED       PUBLIC OFFERING)
                                                                        APRIL 30,     JUNE 30,     JUNE 30,            TO
                                                                         1997 (D)       1996       1995 (C)     DECEMBER 31, 1994
  CLASS C SHARES
  NET ASSET VALUE BEGINNING OF PERIOD................................    $   9.42     $  9.65      $   9.07          $  9.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............................................        0.46        0.56          0.29             0.20
  Net realized and unrealized gain (loss) on investments.............       (0.03)      (0.23 )        0.58            (0.32)
  Total from investment operations...................................        0.43        0.33          0.87            (0.12)
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME......................       (0.46)      (0.56 )       (0.29)           (0.20)
  NET ASSET VALUE END OF PERIOD......................................    $   9.39     $  9.42      $   9.65          $  9.07
  Total return (b)...................................................        4.65%       3.50%         9.76%           (1.30%)
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................................        1.73%(a)    1.74%         1.79%(a)         1.71%(a)
  Expenses excluding waivers and reimbursements......................        1.73%(a)    1.74%         1.80%(a)         1.75%(a)
  Expenses excluding indirectly paid expenses........................        1.73%(a)      --            --               --
  Net investment income..............................................        5.85%(a)    5.87%         6.36%(a)         6.70%(a)
  Portfolio turnover rate............................................          12%         23%            0%              19%
  NET ASSETS END OF PERIOD (THOUSANDS)...............................    $    455     $   649      $    350          $   266

    (a) Annualized.
    (b) Excluding applicable sales charges.
    (c) The Fund changed its fiscal year end from December 31 to June 30.
    (d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

                                                                                                                SEPTEMBER 2, 1993
                                                        TEN MONTHS      YEAR      SIX MONTHS        YEAR        (DATE OF INITIAL
                                                          ENDED        ENDED        ENDED          ENDED        PUBLIC OFFERING)
                                                        APRIL 30,     JUNE 30,     JUNE 30,     DECEMBER 31,           TO
                                                         1997 (D)       1996       1995 (C)         1994        DECEMBER 31, 1993
  CLASS Y SHARES
  NET ASSET VALUE BEGINNING OF PERIOD................    $   9.42     $   9.65     $   9.07       $  10.05          $   10.25
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............................        0.54         0.66         0.34           0.69               0.25
  Net realized and unrealized gain (loss) on
    investments......................................       (0.03)       (0.23)        0.58          (0.98)             (0.20)
  Total from investment operations...................        0.51         0.43         0.92          (0.29)              0.05
  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME......       (0.54)       (0.66)       (0.34)         (0.69)             (0.25)
  NET ASSET VALUE END OF PERIOD......................    $   9.39     $   9.42     $   9.65       $   9.07          $   10.05
  Total return (b)...................................        5.52%        4.54%       10.30%         (2.94%)             0.49%
  RATIOS/SUPPLEMENTAL DATA
  RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................        0.73%(a)     0.74%        0.79%(a)       0.71%              0.48%(a)
  Expenses excluding waivers and reimbursements......        0.73%(a)     0.74%        0.80%(a)       0.75%              0.79%(a)
  Expenses excluding indirectly paid expenses........        0.73%(a)       --           --             --                 --
  Net investment income..............................        6.85%(a)     6.86%        7.31%(a)       7.27%              7.20%(a)
  Portfolio turnover rate............................          12%          23%           0%            19%                39%
  NET ASSETS END OF PERIOD (THOUSANDS)...............    $127,099     $121,569     $ 16,934       $ 15,595          $  14,486

    (a) Annualized.
    (b) Excluding applicable sales charges.
    (c) The Fund changed its fiscal year end from December 31 to June 30.
    (d) The Fund changed its fiscal year end from June 30 to April 30 during the current period.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)

                            SCHEDULE OF INVESTMENTS
                                 April 30, 1997

PRINCIPAL                                            MARKET          PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE             AMOUNT                                             VALUE

FIXED INCOME-- 92.1%
INDUSTRIAL BONDS & NOTES-- 33.3%
             AEROSPACE-- 0.3%
$  500,000   Airplanes Pass Thru Trust,
               Series 1, Class D, Bond (Subord.),
               10.88%, 3/15/19................... $    552,780
             BROADCASTING-- 3.0%
   775,000   Ackerly Communications,
               Incorporated,
               Series B, Sr. Notes,
               10.75%, 10/1/03...................      813,750
 1,500,000   Echostar Satellite Broadcast
               Corporation,
               Sr. Disc. Notes,
               (Eff. Yield 10.05%) (d)
               0.00%, 3/15/04....................    1,110,000
   750,000   K-III Communications Corporation,
               Sr. Notes,
               8.50%, 2/1/06 (e).................      723,750
 1,000,000   Paxson Communications Corporation,
               Sr. Notes (Subord.),
               11.63%, 10/1/02...................    1,062,500
 1,000,000   SFX Broadcasting, Incorporated,
               Series B, Sr. Notes (Subord.),
               10.75%, 5/15/06 (e)...............    1,047,500
 1,000,000   Sinclair Broadcast Group,
               Incorporated,
               Sr. Notes (Subord.),
               10.00%, 9/30/05...................    1,017,500
                                                     5,775,000
             CABLE/OTHER VIDEO DISTRIBUTION-- 5.1%
 1,000,000   Adelphia Communications Corporation,
               Sr. Notes,
               9.88%, 3/1/07 (e).................      945,000
   500,000   Comcast Corporation,
               Sr. Deb. (Subord.),
               10.63%, 7/15/12...................      555,000
 2,000,000   Diamond Cable Communications
               Company,
               Sr. Disc. Notes,
               (Eff. Yield 10.07%) (d)
               0.00%, 9/30/04....................    1,640,000
   500,000   Diamond Cable Communications
               Company,
               Sr. Disc. Notes,
               (Eff. Yield 10.48%) (d)
               0.00%, 2/15/07 (e)................      291,250
   250,000   Frontiervision,
               Sr. Notes (Subord.),
               11.00%, 10/15/06..................      250,000
             CABLE/OTHER VIDEO DISTRIBUTION-- CONTINUED
$1,000,000   Fundy Cable Limited,
               Sr. Secd. 2nd Priority Notes,
               11.00%, 11/15/05.................. $  1,055,000
 1,250,000   Marcus Cable Operating Company LP,
               Sr. Disc. Notes,
               13.50%, 8/1/04....................    1,034,375
 1,000,000   Rogers Cablesystems Limited,
               Sr. Deb. (Subord.),
               10.13%, 9/1/12....................    1,022,500
   650,000   Telewest Communications PLC,
               Sr. Disc. Deb.,
               (Eff. Yield 9.07%) (d)
               0.00%, 10/1/07....................      438,750
   750,000   TCI Satellite Entertainment,
               Incorporated,
               Sr. Notes (Subord.),
               10.88%, 2/15/07 (e)...............      714,375
   250,000   TCI Satellite Entertainment,
               Incorporated,
               Sr. Disc. Notes,
               12.25%, 2/15/07 (e)...............      131,250
 2,000,000   Videotron Holdings PLC,
               Sr. Disc. Notes,
               (Eff. Yield 11.00%) (d)
               0.00%, 8/15/05....................    1,620,000
                                                     9,697,500
             CHEMICALS-- 2.9%
   750,000   Astor Corporation,
               Series B, Sr. Notes (Subord.),
               10.50%, 10/15/06..................      772,500
   750,000   Freedom Chemicals, Incorporated,
               Sr. Notes (Subord.),
               10.63%, 10/15/06..................      778,125
 1,000,000   Kaiser Aluminum and Chemical
               Corporation,
               Sr. Notes (Subord.),
               12.75%, 2/1/03....................    1,085,000
 1,550,000   NL Industries, Incorporated,
               Sr. Secd. Notes,
               11.75%, 10/15/03..................    1,666,250
   675,000   Rexene Corporation,
               Sr. Notes,
               11.75%, 12/1/04...................      745,875
   500,000   Texas Petrochemicals Corporation,
               Sr. Notes (Subord.),
               11.13%, 7/1/06....................      520,000
                                                     5,567,750

                                  (CONTINUED)

                                     KEYSTONE
                              STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)


                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 April 30, 1997

PRINCIPAL                                            MARKET          PRINCIPAL                 MARKET
  AMOUNT                                             VALUE            AMOUNT                    VALUE

             CONSUMER-- 3.7%
$  500,000   Consumers International, Incorporated,
               Sr. Notes,
               10.25%, 4/1/05 (e)................ $    515,000
 1,000,000   Exide Corporation,
               Sr. Notes,
               10.75%, 12/15/02..................    1,025,000
 1,000,000   Fonda Group, Incorporated,
               Sr. Notes (Subord.),
               9.50%, 3/1/07 (e).................      945,000
 1,025,000   International Semi-Tech Micro-
               electronics, Incorporated,
               Sr. Disc. Notes,
               (Eff. Yield 11.98%) (d)
               0.00%, 8/15/03....................      553,500
 1,250,000   McLeod, Incorporated,
               Sr. Disc. Notes,
               (Eff. Yield 9.84%) (d)
               0.00%, 3/1/07 (e).................      712,500
 3,800,000   Revlon Worldwide Corporation,
               Sr. Disc. Notes,
               (Eff. Yield 10.75%) (d)
               0.00%, 3/15/01 (e)................    2,498,500
 1,000,000   Tracor, Incorporated,
               Sr. Notes (Subord.),
               8.50%, 3/1/07 (e).................      980,000
                                                     7,229,500
             DIVERSIFIED MEDIA-- 0.9%
   500,000   Cinemark USA, Incorporated,
               Series B, Sr. Notes (Subord.),
               9.63%, 8/1/08.....................      495,000
 1,000,000   Dawson Production Services,
               Incorporated,
               Sr. Notes,
               9.38%, 2/1/07.....................      990,000
   350,000   Lifestyle Brands,
               Gtd. Deb. (Surbord.),
               10.00%, 10/30/97..................      350,000
                                                     1,835,000
             ENERGY-- 3.2%
 1,000,000   Clark USA, Incorporated,
               Series B, Sr. Notes,
               10.88%, 12/1/05...................    1,012,500
   775,000   Ferrellgas Partners Limited Partnership
               Series B Sr. Secd. Notes,
               9.38%, 6/15/06....................      797,281
 1,250,000   HS Resources, Incorporated,
               Sr. Notes (Subord.),
               9.25%, 11/15/06...................    1,220,313
             ENERGY-- CONTINUED
$1,000,000   Nuevo Energy Company,
               Sr. Notes (Subord.),
               9.50%, 4/15/06.................... $  1,020,000
 1,000,000   Parker Drilling Corporation,
               Series B, Sr. Notes,
               9.75%, 11/15/06 (b)...............    1,027,500
   500,000   Plains Resources, Incorporated,
               Series B, Sr. Notes (Subord.),
               10.25%, 3/15/06 (e)...............      520,000
   500,000   Vintage Petroleum, Incorporated,
               Sr. Notes (Subord.),
               9.00%, 12/15/05...................      496,250
                                                     6,093,844
             FINANCIAL-- 0.5%
 1,000,000   Reliance Group Holdings,
               Incorporated,
               Sr. Deb. (Subord.),
               9.75%, 11/15/03...................    1,027,500
             FOODS/TOBACCO/BEVERAGES-- 2.0%
   500,000   Chiquita Brands International,
               Incorporated,
               Sr. Notes,
               9.63%, 1/15/04....................      510,000
 4,336,000   Iowa Select Farms,
               Series A, Sr. Notes,
               (Eff. Yield 16.62%) (d)
               (8/2/94-$2,243,310),
               0.00%, 2/15/04 (b)................    2,879,707
   500,000   Ralphs Grocery Company,
               Sr. Notes (Subord.),
               11.00%, 6/15/05...................      532,500
                                                     3,922,207
             FOREST PRODUCTS/CONTAINERS-- 3.3%
 1,000,000   Affiliated Newspaper Investments,
               Incorporated,
               Sr. Disc. Notes,
               (Eff. Yield 9.20%) (d)
               0.00%, 7/1/06.....................      855,000
 1,000,000   Container Corporation of America,
               Series A, Sr. Notes,
               11.25%, 5/1/04....................    1,070,000
   375,000   Four M Corporation,
               Sr. Notes,
               12.00%, 6/1/06 (e)................      367,500
   934,000   Owens-Illinois, Incorporated,
               Sr. Notes (Subord.),
               10.50%, 6/15/02...................      985,370
   350,000   Printpack, Incorporated,
               Series B, Sr. Notes (Subord.),
               10.63%, 8/15/06...................      359,188

                                  (CONTINUED)

                                     KEYSTONE
                              STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 April 30, 1997

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE

               Incorporated,
               Sr. Notes,
               10.75%, 10/15/01.................. $  1,095,000
   500,000   Sea Containers Limited,
               Sr. Deb. (Subord.),
               12.50%, 12/1/04...................      548,750
 1,000,000   Stone Container Corporation,
               1st Mtge. Notes,
               10.75%, 10/1/02...................    1,005,000
                                                     6,285,808
             GAMING-- 3.8%
 1,000,000   Casino America, Incorporated,
               Sr. Notes,
               12.50%, 8/1/03....................    1,007,500
 2,488,391   Grand Palais Casino, Incorporated,
               Sr. Secd. PIK Notes,
               (8/15/94-$2,488,391)
               18.25%, 11/1/97 (a) (b) (c).......           25
 1,000,000   Lodgenet Entertainment Corporation,
               Sr. Notes,
               10.25%, 12/15/06 (e)..............      971,250
 1,150,000   Magestic Star Casino LLC,
               Sr. Secd. Notes,
               12.75%, 5/15/03...................    1,242,000
   500,000   Prime Hospitality Corporation,
               Sr. Notes (Subord.),
               9.75%, 4/1/07 (e).................      507,500
   500,000   Prime Hospitality Corporation,
               1st Mtge. Notes,
               9.25%, 1/15/06....................      508,750
 1,000,000   Showboat, Incorporated,
               Sr. Notes (Subord.),
               13.00%, 8/1/09....................    1,130,000
   750,000   Starcraft Corporation,
               Notes (Subord.),
               16.50%, 1/15/98 (a) (b) (c).......       15,000
 1,000,000   Sun International Hotels Limited,
               Sr. Notes (Subord.),
               9.00%, 3/15/07 (e)................      990,000
 1,000,000   Sun World International, Incorporated,
               1st Mtge. Notes,
               11.25%, 4/15/04 (e)...............    1,030,000
                                                     7,402,025
             HOUSING-- 0.5%
 1,000,000   Continental Homes Holding
               Corporation,
               Sr. Notes,
               10.00%, 4/15/06...................      985,000
             RETAIL-- 1.0%
$  800,000   Cole National Group, Incorporated,
               Sr. Notes,
               11.25%, 10/1/01................... $    872,000
 1,000,000   Finlay Fine Jewelry Corporation,
               Sr. Notes,
               10.63%, 5/1/03....................    1,045,000
                                                     1,917,000
             TELECOMMUNICATIONS-- 2.1%
 1,000,000   Dial Call Communications,
               Incorporated,
               Series B, Sr. Disc. Notes,
               (Eff. Yield 11.24%) (d)
               0.00%, 12/15/05...................      742,500
 2,900,000   Nextel Communications, Incorporated,
               Sr. Disc. Notes,
               (Eff. Yield 10.70%) (d)
               0.00%, 8/15/04....................    2,109,750
 1,000,000   Teleport Communications Group,
               Sr. Disc. Notes,
               (Eff. Yield 8.97%) (d)
               0.00%, 7/1/07.....................      687,500
   525,000   Teleport Communications Group,
               Sr. Notes,
               9.88%, 7/1/06.....................      547,313
                                                     4,087,063
             TRANSPORTATION-- 0.2%
   500,000   Eletson Holdings, Incorporated,
               1st Pfd. Mtge. Notes,
               9.25%, 11/15/03...................      490,000
             WIRELESS COMMUNICATIONS-- 0.8%
   500,000   Rogers Cantel,
               Sr. Secd. Deb.,
               9.38%, 6/1/08.....................      513,750
 1,000,000   Vanguard Cellular Systems,
               Incorporated, Sr. Unsecd. Deb.,
               9.38%, 4/15/06....................      975,000
                                                     1,488,750
             TOTAL INDUSTRIAL BONDS & NOTES
               (COST-- $66,359,186)..............   64,356,727

MORTGAGE-BACKED SECURITIES-- 21.2%
 1,998,073   CWMBS, Incorporated,
              7.84%, 11/1/26....................     1,953,116
 7,611,868   FHLMC Participation Certificate Pool
             #607352,
              7.68%, 4/1/22.....................     7,991,244

2,625,806    FHLMC Participation Certificate Pool
               #846298,
              7.19%, 8/1/22.....................     2,719,757



                                  (CONTINUED)

                                     KEYSTONE
                              STRATEGIC INCOME FUND

                             (Keystone Strategic Income Fund logo appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 April 30, 1997




 1,171,156   FNMA Grantor Trust 95-T5, Class A,
                   7.00%, 3/17/35................$  1,126,506
 4,451,652   FNMA Pool #322356,
                   7.00%, 9/1/25.................   4,322,242
 5,886,008   FNMA Pool #324193,
               7.00%, 9/1/25.....................   5,714,902
 9,932,529   GNMA Pool #354714,
               6.50%, 12/15/23...................   9,420,407
 7,943,707   GNMA Pool #780163,
               6.50%, 7/15/09....................   7,771,169
             TOTAL MORTGAGE-BACKED SECURITIES
               (COST $41,324,624)................  41,019,343

FOREIGN BONDS (U. S. DOLLARS)-- 16.7%
 1,500,000   Argentina Republic, Deb.,
               11.38%, 1/30/17...................  1,594,500
 2,500,000   Argentina Global, Deb.,
               11.00%, 10/9/06...................  2,690,625
 8,150,138   Brazil (Federal Republic of), Govt.
               Gtd.,
               8.00%, 4/15/14....................  6,183,917
 5,500,000   Comtel Brasileira, Notes,
               10.75%, 9/26/04 (e)...............  5,692,500
 2,500,000   Grupo Industrial Durango S.A.,
               Notes,
               12.00%, 7/15/01...................  2,675,000
   400,000   Grupo Industrial Durango S.A.,
               Notes,
               12.63%, 8/1/03....................    431,000
 2,900,000   Grupo Televisa S.A., Series B,
               Sr. Notes,
               11.88%, 5/15/06 (e)...............  3,088,500
 3,000,000   Indah Kiat International Finance Co.,
               Gtd. Sr. Secd. Notes,
               11.88%, 6/15/02...................  3,210,000
   500,000   Intermedia Capital Partners, Sr.
               Notes,
               11.25%, 8/1/06 (e)................    513,750
   750,000   Ispat Mexicana S. A., Sr. Unsecd. Deb.,
               10.38%, 3/15/01 (e)...............    765,500


FOREIGN BONDS (U. S. DOLLARS)-- CONTINUED
$5,000,000   Klabin Fabricadora Papel, Unsecd. Deb.,
               10.00%, 12/20/01..................$  5,025,000
   425,000   TV Azteca SA DE CV, Sr. Notes,
               10.50%, 2/15/07 (e)...............     418,094
             TOTAL FOREIGN BONDS (U.S. DOLLARS)
               (COST-- $31,699,064)..............  32,287,886
FOREIGN BONDS (NON U. S. DOLLARS)-- 9.6%
 8,250,000   Canada Government, Deb.,
        CD   8.75%, 12/1/05......................    6,743,504
35,500,000   Denmark (Kingdom of), Deb.,
        DK   8.00%, 5/15/03......................    5,974,570
 9,400,000   Germany (Federal Republic of), Deb.,
        DM   6.88%, 5/12/05......................    5,862,652
             TOTAL FOREIGN BONDS (NON U.S.
               DOLLARS)(COST-- $20,140,076)......   18,580,726
U.S. TREASURY OBLIGATIONS-- 11.3%
 5,900,000   U.S. Treasury Bills,
               0.00%, 3/5/98.....................    5,622,877
 7,723,000   U.S. Treasury Bonds,
               7.88%, 2/15/21....................    8,442,166
 4,180,000   U.S. Treasury Bonds,
               6.50%, 11/15/26...................    3,925,940
 2,500,000   U.S. Treasury Notes,
               6.25%, 3/31/99....................    2,499,600
 1,250,000   U.S. Treasury Notes,
               6.13%, 12/31/01...................    1,228,325
             TOTAL U.S. TREASURY OBLIGATIONS
               (COST-- $21,584,207)..............   21,718,908
             TOTAL FIXED INCOME
               (COST-- $181,107,157).............  177,963,590


                                  (CONTINUED)

                                     KEYSTONE
                              STRATEGIC INCOME FUND

(Keystone Strategic Income Fund logo appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 April 30, 1997

COMMON STOCKS/WARRANTS-- 0.6%

   104,514   Casino America, Incorporated (a).... $    222,092
    19,582   Casino America, Incorporated, wts.
               (a)...............................          196
   170,042   Colorado Gaming and Entertainment
               Company (a).......................      765,189
    72,794   Grand Palais Casinos, Inc., Series
               A, wts.(8/15/94-$727) (a) (b).....           73
    39,706   Grand Palais Casinos, Inc., Series
               B, wts.(8/15/94-$397) (a) (b).....           40
   350,735   Grand Palais Casinos, Inc., Series
               C, wts.(8/15/94-$3,507) (a) (b)...          351
   160,136   Grand Palais Casinos, Inc., Series
               D, wts.(8/15/94-$-0-) (a) (b).....          160
    87,342   Grand Palais Casinos, Inc.,
               wts.(8/15/94-$57) (a) (b).........           87
   117,800   Iowa Select Farms, wts. (2/4/94-
               $955,122) (a) (b).................      117,800
     4,820   Nextel Communications Incorporated,
               wts. (a)..........................           48
             TOTAL COMMON STOCKS/WARRANTS
               (COST-- $3,034,294)...............    1,106,036


PREFERRED STOCK-- 0.6% (COST-- $2,106,055)
     2,156   Ampex Corp. (a) (b) (c)............. $  1,164,240

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION-- 2.2%
(COST-- $4,170,000)
PRINCIPAL
  AMOUNT
$4,170,000   Federal Home Loan Bank, Disc. Notes,
               5.28%, 05/01/97...................    4,170,000

REPURCHASE AGREEMENT-- 1.1% (COST-- $2,151,000)
 2,151,000   Keystone Joint Repurchase Agreement
               (Investments in repurchase
               agreements, in a joint trading
               account, dated 4/30/97, maturity
               value $2,151,329) (f)
               5.50%, 05/01/97...................    2,151,000

            TOTAL INVESTMENTS
               (COST-- $192,568,506)....  96.6%    186,554,866
             OTHER ASSETS AND
               LIABILITIES-- NET........   3.4%      6,555,485
             NET ASSETS................. 100.0%   $193,110,351


(a) Non-income producing.
(b) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the description of each restricted security. On the date of acquisition there were no market quotations on similar securities and the securities were valued at acquisition cost. At April 30, 1997, the fair value of these restricted securities was $2,998,243 (1.55% of the Fund's net assets).
(c) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on these securities. At April 30, 1997, the fair value of these securities was $1,179,265 (0.61% of the Fund's net assets).
(d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(f) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS:
CWMBS-- Countrywide Mortgage Backed Securities
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
GNMA-- Government National Mortgage Association
CD-- Canadian Dollar
DK-- Danish Krone
DM-- Deutsche Mark

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

EXCHANGE                                                             U.S. $ VALUE AT    IN EXCHANGE
 DATE                                                                 APRIL 30, 1997     FOR U.S. $

Forward Foreign Currency Exchange Contracts to Sell:
                                          Contracts to Deliver
5/27/97                                   6,619,351 Canadian Dollar    4,743,320         4,747,335
7/11/97                                   10,089,020 Deutsche Mark     5,856,040         5,879,040
7/11/97                                   39,138,750 Danish Krone      5,963,119         5,981,774

 EXCHANGE                                 NET UNREALIZED
   DATE                                    APPRECIATION
Forward Foreign Currency Exchange Contra
5/27/97                                      $  4,015
7/11/97                                        23,000
7/11/97                                        18,655
                                             $ 45,670

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              U . S. GOVERNMENT FUND

                             (Evergreen U.S. Government Fund logo appears here)

                            SCHEDULE OF INVESTMENTS
                                 April 30, 1997

 PRINCIPAL                                           MARKET
  AMOUNT                                             VALUE

MORTGAGE-BACKED SECURITIES-- 53.6%
              FEDERAL HOME LOAN MORTGAGE CORP.-- 11.5%
$14,790,674   6.50%, 04/01/26.................... $ 14,012,965
  5,535,754   8.00%, 07/01/17-04/01/22...........    5,677,345
  3,801,026   8.50%, 10/01/17-04/01/23...........    3,962,023
  3,541,622   9.00%, 12/01/19-04/01/23...........    3,765,089
  1,362,472   9.50%, 09/01/20....................    1,469,057
  2,106,788   10.00%, 12/01/19-08/01/21..........    2,304,105
  1,808,085   10.50%, 12/01/19...................    1,993,978
                                                    33,184,562
              FEDERAL NATIONAL MORTGAGE ASSN.-- 16.8%
  5,028,486   6.50%, 01/01/24....................    4,751,919
 17,902,428   7.00%, 08/01/01-08/01/25...........   17,382,130
 12,138,650   7.50%, 07/01/23-07/01/25...........   12,070,370
 11,886,747   8.00%, 08/01/25....................   12,086,908
  1,768,560   9.50%, 02/01/23....................    1,902,307
                                                    48,193,634
              GOVERNMENT NATIONAL MORTGAGE ASSN.-- 25.3%
 15,066,683   7.00%, 12/15/22-12/15/23...........   14,600,550
 10,544,426   7.50%, 02/15/22-03/15/23...........   10,478,523
 20,893,894   8.00%, 04/15/23-08/15/24...........   21,288,018
 11,950,122   8.50%, 12/15/21-07/15/24...........   12,397,450
  5,835,610   9.00%, 01/15/20-06/15/21...........    6,131,038
  6,036,338   9.50%, 01/15/19-02/15/21...........    6,502,265
  1,296,372   10.00%, 12/15/18...................    1,423,172
                                                    72,821,016
              TOTAL MORTGAGE-BACKED SECURITIES
                (COST-- $156,369,768)............  154,199,212

U.S. TREASURY OBLIGATIONS-- 44.7%
              U.S. TREASURY BONDS-- 15.7%
$ 8,100,000   8.50%, 2/15/20..................... $  9,401,062
  3,650,000   8.75%, 11/15/08....................    4,013,858
  3,080,000   8.75%, 8/15/20.....................    3,666,161
 14,010,000   8.88%, 8/15/17.....................   16,737,565
  9,300,000   9.25%, 2/15/16.....................   11,418,652
                                                    45,237,298
              U.S. TREASURY NOTES-- 29.0%
 12,000,000   7.75%, 11/30/99....................   12,378,744
  9,800,000   7.75%, 1/31/00.....................   10,124,625
 21,500,000   7.88%, 11/15/99....................   22,245,770
  6,850,000   8.25%, 7/15/98.....................    7,023,387
 17,180,000   8.88%, 11/15/97....................   17,453,798
 13,700,000   9.25%, 8/15/98.....................   14,226,587
                                                    83,452,911
              TOTAL U. S. TREASURY OBLIGATIONS
                (COST-- $135,846,696)............  128,690,209
REPURCHASE AGREEMENT (COST-- $2,039,802)-- 0.7%
  2,039,802   Donaldson, Lufkin & Jenrette
                Securities Corp., 5.40% dated
                04/30/97, due 05/01/97, maturity
                value $2,040,108 (Collateralized
                by $1,943,000 U.S Treasury Notes,
                7.50%, due 05/15/02; value,
                including accrued interest
                $2,081,365)......................    2,039,802
              TOTAL INVESTMENTS
                (COST-- $294,256,266)...  99.0%    284,929,223
              OTHER ASSETS AND
                LIABILITIES-- NET.......    1.0      2,909,325
              NET ASSETS................ 100.0%   $287,838,548

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 April 30, 1997

                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)


                                                                                                   STRATEGIC             U.S.
                                                                                                     INCOME          GOVERNMENT
                                                                                                       FUND              FUND
ASSETS
  Investments at market value (identified cost-- $192,568,506 and $294,256,266, respectively)...   $186,554,866      $284,929,223
  Cash..........................................................................................          8,446                 0
  Foreign currency (Cost $18,926)...............................................................         18,849                 0
  Receivable for investments sold...............................................................      4,615,523                 0
  Interest receivable...........................................................................      3,704,541         4,284,712
  Receivable for Fund shares sold...............................................................        645,220             7,886
  Unrealized appreciation on forward foreign currency exchange contracts........................         45,670                 0
  Prepaid expenses and other assets.............................................................        102,461            50,600
      Total assets..............................................................................    195,695,576       289,272,421
LIABILITIES
  Payable for investments purchased.............................................................      1,118,125                 0
  Payable for Fund shares redeemed..............................................................        638,306           614,697
  Distributions to shareholders.................................................................        552,765           490,615
  Payable for closed forward foreign currency exchange contracts................................        117,809                 0
  Distribution fee payable......................................................................         90,789           122,335
  Due to related parties........................................................................          8,818           124,765
  Accrued expenses and other liabilities........................................................         58,613            81,461
      Total liabilities.........................................................................      2,585,225         1,433,873
NET ASSETS......................................................................................   $193,110,351      $287,838,548
Net assets represented by
  Paid-in capital...............................................................................   $264,572,334      $314,822,329
  Undistributed net investment income (accumulated distributions in excess of net investment
    income).....................................................................................       (576,398)              207
  Accumulated net realized loss on investments and foreign currency related transactions........    (64,835,778)      (17,656,945)
  Net unrealized depreciation on investments and foreign currency related transactions..........     (6,049,807)       (9,327,043)
      TOTAL NET ASSETS..........................................................................   $193,110,351      $287,838,548
Net assets consist of
  Class A.......................................................................................   $ 58,725,075      $ 17,912,899
  Class B.......................................................................................    110,081,672       142,371,185
  Class C.......................................................................................     24,303,597           455,150
  Class Y.......................................................................................              7       127,099,314
                                                                                                   $193,110,351      $287,838,548
SHARES OUTSTANDING
  Class A.......................................................................................      8,613,751         1,907,838
  Class B.......................................................................................     16,071,930        15,164,185
  Class C.......................................................................................      3,552,632            48,478
  Class Y.......................................................................................              1        13,537,374
NET ASSET VALUE PER SHARE
  Class A.......................................................................................   $       6.82      $       9.39
  Class A-- Offering price (based on sales charge of 4.75%).....................................   $       7.16      $       9.86
  Class B.......................................................................................   $       6.85      $       9.39
  Class C.......................................................................................   $       6.84      $       9.39
  Class Y.......................................................................................   $       6.65      $       9.39

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                            STATEMENTS OF OPERATIONS
                          Periods Ended April 30, 1997

                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)



                                                                                                       FUND*           FUND**
INVESTMENT INCOME
  Interest (Net of foreign withholding taxes of $58,603 and $0, respectively)....................   $13,515,590      $19,078,615
  Other income...................................................................................        23,475               0
                                                                                                     13,539,065      19,078,615
EXPENSES
  Distribution Plan expenses.....................................................................     1,213,672       1,346,462
  Management fee.................................................................................     1,017,082       1,258,319
  Transfer agent fees............................................................................       398,950         185,488
  Custodian fees.................................................................................       119,727          95,205
  Administrative services fees...................................................................        23,600         108,936
  Professional fees..............................................................................        38,029          16,553
  Trustees' fees and expenses....................................................................        27,497           5,756
  Other..........................................................................................        25,850         163,314
    Total expenses...............................................................................     2,864,407       3,180,033
  Less: Indirectly paid expenses.................................................................       (25,507)           (108 )
    Net expenses.................................................................................     2,838,900       3,179,925
  NET INVESTMENT INCOME..........................................................................    10,700,165      15,898,690
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Realized gain (loss) on:
    Investments..................................................................................     6,552,327      (3,340,851 )
    Foreign currency related transactions........................................................    (1,090,050)              0
  Net realized gain (loss) on investments and foreign currency related transactions..............     5,462,277      (3,340,851 )
  Net change in unrealized appreciation (depreciation) on:
    Investments..................................................................................    (2,851,665)      2,370,773
    Foreign currency related transactions........................................................       153,110               0
  Net change in unrealized appreciation (depreciation) on investments and foreign currency
    related transactions.........................................................................    (2,698,555)      2,370,773
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED
    TRANSACTIONS.................................................................................     2,763,722        (970,078 )
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................   $13,463,887      $14,928,612

 * Nine months ended April 30, 1997. During the period, the Strategic Income Fund changed its fiscal year end from July 31 to April 30.
** Ten months ended April 30, 1997. During the period, the U.S. Government Fund changed its fiscal year end from June 30 to April 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                            STATEMENTS OF OPERATIONS


                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)


                                                                                                     STRATEGIC          U.S.
                                                                                                      INCOME         GOVERNMENT
                                                                                                       FUND*           FUND**
INVESTMENT INCOME
  Interest (Net of foreign withholding taxes of $48,566 and $0, respectively)....................   $23,880,913      $22,884,665
  Other income...................................................................................       133,017               0
                                                                                                     24,013,930      22,884,665
EXPENSES
  Distribution Plan expenses.....................................................................     1,972,005       1,891,240
  Management fee.................................................................................     1,663,669       1,507,281
  Transfer agent fees............................................................................       655,455         215,204
  Custodian fees.................................................................................       173,082         138,256
  Administrative services fees...................................................................        24,365         159,046
  Professional fees..............................................................................        54,863          45,212
  Trustees' fees and expenses....................................................................        30,556           7,532
  Other..........................................................................................       140,311         154,406
    Total expenses...............................................................................     4,714,306       4,118,177
  Less: Indirectly paid expenses.................................................................       (37,066)              0
    Net expenses.................................................................................     4,677,240       4,118,177
  NET INVESTMENT INCOME..........................................................................    19,336,690      18,766,488
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Realized loss on:
    Investments..................................................................................    (2,858,545)     (3,731,984 )
    Foreign currency related transactions........................................................    (1,073,293)              0
  Net realized loss on investments and foreign currency related transactions.....................    (3,931,838)     (3,731,984 )
  Net change in unrealized appreciation (depreciation) on:
    Investments..................................................................................       (48,177)     (3,860,415 )
    Foreign currency related transactions........................................................       295,422               0
  Net change in unrealized appreciation (depreciation) on investments and foreign currency
    related transactions.........................................................................       247,245      (3,860,415 )
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS......    (3,684,593)     (7,592,399 )
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................   $15,652,097      $11,174,089

 * Year ended July 31, 1996.
** Year ended June 30, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                      STATEMENTS OF CHANGES IN NET ASSETS
                          Periods Ended April 30, 1997


                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)



                                                                                                    STRATEGIC            U.S.
                                                                                                      INCOME          GOVERNMENT
                                                                                                      FUND*             FUND**
OPERATIONS
  Net investment income.........................................................................   $ 10,700,165      $ 15,898,690
  Net realized gain (loss) on investments and foreign currency related transactions.............      5,462,277        (3,340,851)
  Net change in unrealized appreciation (depreciation) on investments and foreign currency
    related transactions........................................................................     (2,698,555)        2,370,773
    Net increase in net assets resulting from operations........................................     13,463,887        14,928,612
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.....................................................................................     (3,484,550)       (1,050,495)
    Class B.....................................................................................     (5,810,734)       (7,610,760)
    Class C.....................................................................................     (1,404,882)          (35,021)
    Class Y.....................................................................................              0        (7,202,207)
  In excess of net investment income:
    Class A.....................................................................................       (256,701)                0
    Class B.....................................................................................       (428,067)                0
    Class C.....................................................................................       (103,495)                0
    Total distributions to shareholders.........................................................    (11,488,429)      (15,898,483)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.....................................................................     25,911,778        26,211,170
  Proceeds from reinvestment of distributions...................................................      6,009,396        10,717,216
  Payment for shares redeemed...................................................................    (64,109,043)      (56,670,711)
    Net decrease in net assets resulting from capital share transactions........................    (32,187,869)      (19,742,325)
      Total decrease in net assets..............................................................    (30,212,411)      (20,712,196)
NET ASSETS
  Beginning of period...........................................................................    223,322,762       308,550,744
  END OF PERIOD.................................................................................   $193,110,351      $287,838,548
Undistributed net investment income (accumulated distributions in excess of net investment
  income).......................................................................................   $   (576,398)     $        207

 * Nine months ended April 30, 1997. During the period, the Strategic Income Fund changed its fiscal year end from July 31 to April 30.
** Ten months ended April 30, 1997. During the period, the U.S. Government Fund changed its fiscal year end from June 30 to April 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                      STATEMENTS OF CHANGES IN NET ASSETS


                                          (Keystone Strategic logo appears here)
                              (Evergreen U.S. Government Fund logo appears here)



                                                                     STRATEGIC INCOME FUND              U.S. GOVERNMENT FUND
                                                                                                   YEAR ENDED     SIX MONTHS ENDED
                                                                      YEAR ENDED JULY 31,           JUNE 30,          JUNE 30,
                                                                      1996            1995            1996             1995*
OPERATIONS
  Net investment income........................................   $ 19,336,690    $ 25,856,250    $ 18,766,488      $  7,438,980
  Net realized loss on investments, closed futures contracts
    and foreign currency related transactions..................     (3,931,838)    (38,021,996)     (3,731,984)       (2,084,111)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency related transactions......        247,245      17,203,692      (3,860,415)       16,345,873
    Net increase in net assets resulting from operations.......     15,652,097       5,037,946      11,174,089        21,700,742
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A....................................................     (5,945,153)     (8,015,693)     (1,406,673)         (794,337)
    Class B....................................................     (9,706,657)    (12,000,626)    (10,727,964)       (6,054,489)
    Class C....................................................     (2,690,979)     (3,983,775)        (28,511)          (10,127)
    Class Y....................................................              0               0      (6,603,340)         (580,027)
  In excess of net investment income:
    Class A....................................................              0        (385,252)              0                 0
    Class B....................................................              0        (576,777)              0                 0
    Class C....................................................              0        (191,469)              0                 0
  Tax basis return of capital:
    Class A....................................................       (564,217)       (199,090)              0                 0
    Class B....................................................       (921,197)       (298,065)              0                 0
    Class C....................................................       (255,384)        (98,947)              0                 0
    Total distributions to shareholders........................    (20,083,587)    (25,749,694)    (18,766,488)       (7,438,980)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold....................................     28,128,495      57,203,658     138,179,343         8,321,751
  Proceeds from shares issued in acquisition of Evergreen U.S.
    Government Securities Fund.................................              0               0       5,739,713                 0
  Proceeds from reinvestment of distributions..................     10,567,921      13,886,209      11,871,813         3,745,065
  Payment for shares redeemed..................................    (92,224,304)    (96,370,777)    (71,866,685)      (29,247,163)
    Net increase (decrease) in net assets resulting from
      capital share transactions...............................    (53,527,888)    (25,280,910)     83,924,184       (17,180,347)
      Total increase (decrease) in net assets..................    (57,959,378)    (45,992,658)     76,331,785        (2,918,585)
NET ASSETS
  Beginning of period..........................................    281,282,140     327,274,798     232,218,959       235,137,544
  END OF PERIOD................................................   $223,322,762    $281,282,140    $308,550,744      $232,218,959
Undistributed net investment income (accumulated distributions
  in excess of net investment income)..........................   $ (1,169,996)   $ (1,023,303)   $          0      $          0

* The U.S. Government Fund changed its fiscal year end from December 31 to June 30.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                                   (Pine cone logo appears here)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen Keystone Long Term Bond Funds consist of Keystone Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund") both of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end investment management companies. Keystone Strategic Income Fund and Evergreen U.S. Government Fund, a separate series of Evergreen Investment Trust, are collectively known as the "Funds".

Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager of the Strategic Income Fund. Keystone is a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). First Union is the Investment Adviser for the U.S. Government Fund. Each Fund offers several classes of shares. The investment objective of Strategic Income is to seek high current income from high yield, foreign and U.S. government or agency obligations. The investment objective of the U.S. Government Fund is to achieve a high level of current income consistent with stability of principal from U.S. government or agency obligations.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed income securities, mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Boards of Trustees.

Short term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short term investments with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Strategic Income Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
The Strategic Income Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on foreign currency related transactions.

E. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Strategic Income Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

H. FEDERAL INCOME TAXES
The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds are relieved of any federal income tax liability by distributing all of their net taxable investment income and net taxable capital gains, if any, to their shareholders. The Funds also intend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

I. DISTRIBUTIONS
Distributions from net investment income for the Strategic Income Fund are declared and paid monthly. Distributions from net investment income for the U.S. Government Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for foreign currency related transactions.

J. CLASS ALLOCATIONS
Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase.

Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features.

Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.

Class Y shares are available without a front-end sales charge or contingent deferred sales charge only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

                                EVERGREEN KEYSTONE

                                                  (Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. CAPITAL SHARE TRANSACTIONS

The Strategic Income Fund has an unlimited number of shares of beneficial interest with no par value authorized. The U.S. Government Fund has an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

STRATEGIC INCOME FUND

                                                      NINE MONTHS
                                                         ENDED                    YEAR ENDED                  YEAR ENDED
                                                    APRIL 30, 1997               JULY 31, 1996               JULY 31, 1995
                                                 SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold.................................      722,925   $  5,021,195      862,737   $  5,908,665    1,476,748   $ 10,254,533
Shares issued in reinvestment of
  distributions.............................      280,932      1,940,819      493,925      3,365,004      630,245      4,322,219
Shares redeemed.............................   (2,450,268)   (16,920,382)  (3,779,494)   (25,781,907)  (3,933,229)   (27,229,543)
Net decrease................................   (1,446,411)  $ (9,958,368)  (2,422,832)  $(16,508,238)  (1,826,236)  $(12,652,791)
CLASS B
Shares sold.................................    2,590,485   $ 18,030,379    2,657,436   $ 18,284,154    4,868,980   $ 34,092,723
Shares issued in reinvestment of
  distributions.............................      448,617      3,114,373      781,880      5,354,257      989,682      6,821,317
Shares redeemed.............................   (5,099,176)   (35,510,240)  (6,840,568)   (46,918,273)  (6,393,919)   (44,185,075)
Net decrease................................   (2,060,074)  $(14,365,488)  (3,401,252)  $(23,279,862)    (535,257)  $ (3,271,035)
CLASS C
Shares sold.................................      413,449   $  2,860,197      573,201   $  3,935,676    1,847,558   $ 12,856,402
Shares issued in reinvestment of
  distributions.............................      137,625        954,204      270,184      1,848,660      397,992      2,742,673
Shares redeemed.............................   (1,679,415)   (11,678,421)  (2,845,554)   (19,524,124)  (3,594,976)   (24,956,159)
Net decrease................................   (1,128,341)  $ (7,864,020)  (2,002,169)  $(13,739,788)  (1,349,426)  $ (9,357,084)

                                                       JANUARY 13, 1997
                                                       (COMMENCEMENT OF
                                                       CLASS OPERATIONS)
                                                              TO
                                                        APRIL 30, 1997
                                                     SHARES        AMOUNT
CLASS Y
Shares sold.....................................            1             $7
Shares issued in reinvestment of
  distributions................................         --             --
Shares redeemed................................         --             --
Net increase...................................          1             $7
Total net decrease resulting from Fund share
  transactions................................ .(4,634,825)  $(32,187,869)  (7,826,253)  $(53,527,888)  (3,710,919)  $(25,280,910)

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. GOVERNMENT FUND
                                                         TEN MONTHS                                              SIX MONTHS
                                                            ENDED                    YEAR ENDED                     ENDED
                                                       APRIL 30, 1997               JUNE 30, 1996               JUNE 30, 1995
                                                    SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold....................................      294,513   $  2,785,151      786,564   $  7,560,325      129,542   $  1,230,340
Shares issued in reinvestment of
  distributions................................       60,924        575,792       78,565        755,991       38,627        363,779
Shares redeemed................................     (606,651)    (5,738,805)  (1,032,918)    (9,892,163)    (455,148)    (4,253,390)
Net decrease...................................     (251,214)  $ (2,377,862)    (167,789)  $ (1,575,847)    (286,979)  $ (2,659,271)
CLASS B
Shares sold....................................      776,060   $  7,347,686    1,702,353   $ 16,401,640      361,937   $  3,402,126
Shares issued in reinvestment of
  distributions................................      394,931      3,733,484      533,686      5,138,748      310,078      2,918,499
Shares redeemed................................   (3,621,913)   (34,238,311)  (4,576,583)   (43,960,576)  (2,281,908)   (21,266,740)
Net decrease...................................   (2,450,922)  $(23,157,141)  (2,340,544)  $(22,420,188)  (1,609,893)  $(14,946,115)
CLASS C
Shares sold....................................       28,184   $    265,064       43,395   $    420,990       21,067   $    197,099
Shares issued in reinvestment of
  distributions................................        1,432         13,539        1,437         13,783          377          3,563
Shares redeemed................................      (50,056)      (470,176)     (12,168)      (117,297)     (14,514)      (136,177)
Net increase (decrease)........................      (20,440)  $   (191,573)      32,664   $    317,476        6,930   $     64,485
CLASS Y
Shares sold....................................    1,675,475   $ 15,813,269   11,801,163   $113,796,388      370,297   $  3,492,186
Shares issued in Acquisition of Evergreen U.S.
  Government Securities Fund (Note 7)..........           --             --      590,505      5,739,713           --             --
Shares issued in reinvestment of
  distributions................................      676,410      6,394,401      620,463      5,963,291       48,784        459,225
Shares redeemed................................   (1,715,716)   (16,223,419)  (1,866,525)   (17,896,649)    (383,032)    (3,590,857)
Net increase...................................      636,169   $  5,984,251   11,145,606   $107,602,743       36,049   $    360,554
Total net increase (decrease) resulting from
  Fund share transactions......................   (2,086,407)  $(19,742,325)   8,669,937   $ 83,924,184   (1,853,893)  $(17,180,347)

                                EVERGREEN KEYSTONE

                                                  (Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short term securities) were as follows for the period ended April 30, 1997:

                                                                             COST OF         PROCEEDS
                                                                            PURCHASES       FROM SALES
Strategic Income Fund*..................................................   $175,425,523    $220,805,535
U.S. Government Fund**..................................................     34,081,380      37,955,747

         * For the nine months ended April 30, 1997.
        ** For the ten months ended April 30, 1997.

The average daily balance of reverse repurchase agreements outstanding for the Strategic Income Fund during the nine months ended April 30, 1997 was approximately $4,984,000 at a weighted average interest rate of 4.98%. The maximum amount of borrowing during the nine months ended April 30, 1997 for Strategic Income Fund was $9,907,597 (including accrued interest). There were no reverse repurchase agreements outstanding at April 30, 1997.

On April 30, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                          TAX                                               NET UNREALIZED
                                                          COST        APPRECIATION    DEPRECIATION    APPRECIATION (DEPRECIATION)
Strategic Income Fund..............................   $193,176,646     $2,988,581      $9,610,361             ($6,621,780)
U.S. Government Fund...............................    294,256,266        565,635       9,892,678              (9,327,043)

As of April 30, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                                               EXPIRATION
                                      1999         2000           2001           2002          2003          2004           2005
Strategic Income Fund.............   $28,000    $11,547,000    $12,170,000            --    $5,288,000    $35,072,000            --
U.S. Government Fund..............        --             --      1,978,000    $6,521,000            --      2,973,000    $3,134,000

4. DISTRIBUTION PLANS

Each Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, each Fund pays its principal underwriter amounts which are calculated and paid monthly.

On December 11, 1996, the Strategic Income Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"). Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Strategic Income Fund's principal underwriter. EKD also serves as the principal underwriter for the U.S. Government Fund.

The Class A Distribution Plans of the Funds provide for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

Pursuant to each Fund's Class B and Class C Distribution Plans, each Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

During the period ended April 30, 1997, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                              CLASS A      CLASS B      CLASS C
Strategic Income Fund......................   $112,916    $  885,405    $215,351
U.S. Government Fund.......................     39,780     1,300,696       5,986

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been provided while the Distribution Plan was in effect.

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At April 30, 1997, total unpaid distribution costs for the Strategic Income Fund were $11,424,582 for Class B and $5,014,549 for Class C.

EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from the sales of Class A shares during the period ended April 30, 1997 of $9,140 and $32,391 for the Strategic Income Fund and the U.S. Government Fund, respectively.

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of an Investment Advisory Agreement dated December 11, 1996, Keystone provides investment management and administrative services to the Strategic Income Fund. In return, Keystone is paid a management fee that is computed daily and paid monthly. The management fee is computed at an annual rate of 2.00% of Strategic Income Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund. First Union serves as the Investment Adviser to the U.S. Government Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

For the U.S. Government Fund, EKIS, a subsidiary of First Union, is the administrator. Prior to March 11, 1997, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly BISYS became sub-administrator. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries is also the investment advisor. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund.

During the period ended April 30, 1997, the Strategic Income Fund and U.S. Government Fund paid or accrued to EKIS $23,600 and $90,757, respectively, for certain accounting services.

Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), ("EKSC") a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Strategic Income Fund. Effective May 5, 1997, EKSC also began providing transfer and dividend disbursing agent services for the U.S. Government Fund that were formerly provided by State Street Bank and Trust Company ("State Street"). For certain accounts, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled a fee which in aggregate totaled $44,946 for the ten months ended April 30, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

ORGANIZATIONAL EXPENSES-- U.S. Government's organizational expenses were borne initially by a prior administrator. As a result of the change in the administration agreement, First Union purchased the remaining unreimbursed initial organizational expenses from the prior administrator. U.S. Government will reimburse First Union during the five-year period following its commencement of operations. Pursuant to these arrangements, as of and for the ten months ended April 30, 1997, U.S. Government has paid and has a remaining liability of $22,819 and $5,566, respectively.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets. The custody fees incurred, credits received and net custody expenses for the Funds are as follows for the period ended April 30, 1997:

                                                      CUSTODY      CREDIT       NET
                                                        FEES      RECEIVED      FEE
Strategic Income Fund..............................   $119,727    $25,507     $94,220
U.S. Government Fund...............................     95,205        108      95,097

                                EVERGREEN KEYSTONE

                                                 (Pine cone logo appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. ACQUISITIONS

Effective at the close of business on July 7, 1995, U.S. Government Fund acquired substantially all of the assets of Evergreen U.S. Government Securities Fund through the issuance of 590,505 of its Class Y shares in exchange for Evergreen U.S. Government Securities Fund's net assets valued at $5,739,713. The aggregate net assets immediately after the acquisition was $233,475,732. The acquired net assets, in this non-taxable transaction, consisted primarily of portfolio securities with unrealized appreciation of $24,133.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the U.S. Government Fund may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years, at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of April 30, 1997, the value of the Trustees' deferral account was $9,648 for the U.S. Government Fund.

9. FINANCING AGREEMENT

Prior to October 31, 1996, a financing agreement was in place with all of the Evergreen Funds and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Evergreen Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Effective October 31, 1996, a new financing agreement was put in place with all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. During the period ended April 30, 1997, the U.S. Government Fund had no borrowings outstanding.

                                EVERGREEN KEYSTONE

(Pine cone logo appears here)

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Keystone Strategic Income Fund
  Evergreen Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Keystone Long Term Bond Funds listed below as of April 30, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods listed below:

    KEYSTONE STRATEGIC INCOME FUND-- statements of operations for the nine months ended April 30, 1997 and the year ended July 31, 1996, statements of changes in net assets for the nine months ended April 30, 1997 and for each of the years in the two-year period ended July 31, 1996, and financial highlights for the nine months ended April 30, 1997, each of the years in the nine-year period ended July 31, 1996 and the period from February 13, 1987 (commencement of operations) to July 31, 1987.

    EVERGREEN U.S. GOVERNMENT FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN INVESTMENT TRUST)-- statements of operations for the ten months ended April 30, 1997 and the year ended June 30, 1996, statements of changes in net assets for the ten months ended April 30, 1997, for the year ended June 30, 1996 and for the six months ended June 30, 1995, and the financial highlights for the ten months ended April 30, 1997, the year ended June 30, 1996, the six months ended June 30, 1995, the year ended December 31, 1994 and the period from January 11, 1993 (commencement of operations) to December 31, 1993.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Strategic Income Fund and Evergreen U.S. Government Fund as of April 30, 1997, the results of their operations for the years or periods then ended, and the changes in their net assets and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

Boston, Massachusetts              KPMG Peat Marwick LLP
May 30, 1997

(Pine cone logo appears here)


                      (This Page Left Blank Intentionally)

                                                 (Pine cone logo appears here)

                      (This Page Left Blank Intentionally)

This report was prepared primarily for the information of fund shareholders. It is authorized for distribution if preceded or accompanied by each fund's current prospectus. The prospectus contains important information about each fund, including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone Funds, contact your financial adviser or call Evergreen Keystone.


                         NOT
                         FDIC        May lose value
                         INSURED     No bank guarantee

                      Evergreen Keystone Distributor, Inc.

   Evergreen Keystone(SM) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.

                                                                         541075
59425                                                                      6/97

                             EVERGREEN KEYSTONE FUNDS
                   EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                               200 Berkeley Street
                              Boston, MA 02116-5034

Securities and Exchange Commission
Juciciary Plaza
450 Fifth Street, NW
Washington, D.C.


Attn: File Room

Re: The Keystone Strategic Income Fund
    File No. 811-4947
    CIK# 0000808330
    CCC# azz*ud8s

    The Evergreen Investment Trust (Evergreen U.S. Government Fund) File No. 811-4154
    CIK# 0000757440
    CCC# 4apyfsr*


Commissioners:

Please be advised that the Annual Report for the above referenced Fund(s) were submitted to your office on June 30, 1997, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3570.


                                    Very Truly Yours,


                                    /s/ Doug Miller
                                    Doug Miller
                                    Assistant Vice President









-------------------------------------------------------------------------------
 PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Investor:

I'm pleased to present the Annual Report to Shareholders for the Blanchard Group of Funds. This report covers the funds' fiscal year, which is the period from October 1, 1996 through September 30, 1997.

For greater efficiency in printing and mailing, this report now combines information for all funds. It begins with a commentary by the portfolio manager, and follows with a complete list of holdings and financial statements for each fund.

A fund-by-fund summary for the period follows:

 . BLANCHARD GLOBAL GROWTH FUND
The fund's diversified portfolio of U.S. and foreign stocks and bonds+ produced a solid total return of 13.20%* through dividends totaling $0.21 per share and capital gains totaling $2.26 per share. Assets in the fund totaled more than $62 million at the end of the period.

 . BLANCHARD PRECIOUS METALS FUND, INC.
Due to extremely weak market conditions, the fund's portfolio of precious metals investments and securities of mining companies produced a negative total return of (15.24%).* While the fund paid dividends totaling $0.30 per share and capital gains totaling $2.25 per share, the fund's share price fell from $8.90 to $5.37 as prices of the fund's holdings declined with the market. The fund's assets closed the period at $67 million.

 . BLANCHARD FLEXIBLE INCOME FUND
The fund's diversified portfolio of fixed income securities paid monthly dividends totaling $0.31 per share and recorded a $0.14 per share increase in net asset value. As a result, the fund achieved a total return of 9.53%.* The fund's assets reached $155 million.

 . BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
The fund's conservative portfolio of fixed income securities produced a total return of 7.24%* through monthly dividends totaling $0.17 per share, and a $0.04 per share increase in net asset value. Assets in the fund totaled more than $133 million.

 . BLANCHARD FLEXIBLE TAX-FREE BOND FUND
Designed for tax-sensitive investors, this fund paid federally tax-free dividends totaling $0.25 per share.** Through this income stream and a $0.25 per share increase in net asset value, the fund achieved a total return of 9.59%.* Assets reached $24 million.


-------------------------------------------------------------------------------
 PRESIDENT'S MESSAGE (CONTINUED)
-------------------------------------------------------------------------------

Thank you for pursuing your financial goals through the Blanchard Group of Funds. If you are not already doing so, consider reinvesting your earnings automatically in additional shares. It's a convenient way to gain the advantage of compounding--and increase your opportunity to participate in key financial markets over time.

                             Sincerely,

                             /s/ Edward C. Gonzales

                             Edward C. Gonzales
                             President
                             November 15, 1997



 +Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
 *Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**Income may be subject to the federal alternative minimum tax and state and local taxes.



Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Global Growth Fund for the fiscal year ended September 30, 1997.

["Graphic representation A1 omitted. See Appendix."]

  The Blanchard Global Growth Fund's total return (price change plus reinvestment of distributions) for the year ending September 30, 1997 was 13.20%. By comparison, the Morgan Stanley World Index (MSCI World) rose 24.12%, and the Salomon Brothers World Government Bond Index (WGBI) was up 2.41% for the same period.*

  During the past year, equity markets substantially outperformed bond markets around the globe. It appears the markets have priced in a continued period of strong economic growth with low inflation. Equity markets in Continental Europe performed better than the rest of the world, mainly because corporate earnings have increased. Corporate earnings increased due to a pick up in economic growth, and an increase in exports (due to their weaker currencies), as well as from gains in productivity. Among the major stock markets, only

*The Morgan Stanley World Index is based on the share prices of approximately
 1,600 companies listed on the stock exchanges of 22 countries. The Salomon Brothers World Government Bond Index is comprised of 17 Government bond markets whose eligibility is determined based on market capitalization and investment criteria; a market's issues must total at least US$20 billion, DM30 billion, and 2.5 trillion for three consecutive months, after which it will be added to the SBWGBI at the end of the following quarter. These indices are unmanaged. Actual investment cannot be made in an index.



the Japanese stock market declined during the past year. The low interest rate environment in Japan has yet to spur economic growth, as the deregulation of the financial industry has been slow.

  The Blanchard Global Growth Fund benefited from its exposure to equities, since equities posted higher returns than bonds. However, our allocation across equity markets did not help performance. We were overweighted in Continental Europe and Japan and underweighted in the United States. Our currency hedging strategy added value, since the U.S. Dollar strengthened against most currencies in Continental Europe and Japan. We continue to hedge a portion of our Japanese Yen, Swiss Franc, and Dutch Guilder exposure.

  During the past year, the Blanchard Global Growth Fund sold equities in favor of fixed income securities, as the result of strong equity performance during the past year. We also shifted a portion of the fund out of U.S. equities and into foreign equities. Continental Europe and Japan offer more attractive values, since the U.S. equity market has appreciated substantially in the past few years. We believe the gloom has been overdone in Japan, and the stock market reflects attractive long-term value.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Thomas B. Hazuka

                         Thomas B. Hazuka, Ph.D.
                         Chief Investment Officer
                         Mellon Capital Management Corporation

                         Portfolio Manager of the
                         Blanchard Global Growth Fund



Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Precious Metals Fund for the fiscal year ended September 30, 1997.

["Graphic representation A2 omitted. See Appendix."]

                               THE YEAR IN REVIEW

  One year ago, gold was trading around the $380 level and concerns were mounting that the International Monetary Fund, or IMF, was likely to sell 5 million ounces of gold to fund capital projects in developing countries. This and other concerns, such as the strengthening U.S. dollar, moved us to adopt a more defensive posture in the portfolio to reflect the increasing likelihood that the gold price would come under pressure.

  This turned out to be quite an understatement, as large sales of gold by central banks, particularly the Dutch and Australians, drove the yellow metal sharply lower. Central bank sales are almost impossible to forecast except for the general expectation that they do occur every year, but generally in quantities that don't disrupt the market. This is partly because other central banks tend to buy about half of the gold sold by their sister institutions. In the 1990's, central bank gold sales have netted out to about 7.5 million ounces per year when central bank buying is accounted for.


  Surprisingly, the past year has not been terribly out of the ordinary. About 15 million ounces of central bank gold has been sold, with perhaps 9 million of this not taken up by other central bank purchases. Ordinarily, one would not expect the price of gold to swoon by as much as 19% (from $380 to $308) in response. However, this time was different in a very significant way.

  Aggressive speculative short sales of gold accompanied every announcement of a central bank sale. Large quantities of gold have been borrowed from central banks at a borrowing cost of 2-3% per annum and sold in the marketplace in what turned out to be a successful effort to drive the gold price lower. These speculators have correctly assumed that gold buyers will be timid in the face of a growing perception that some banks are less willing to hold onto their sizable gold holdings.

  Estimates of the quantity of gold borrowed and sold short range as high as 2,000 metric tons, which is about 65 million ounces! Clearly, this swamps the actual amount of gold sold by the banks and amply explains the sharp gold price decline, which has in turn pushed most gold equities dramatically lower. In line with the gold price decline, the Blanchard Precious Metals Fund declined by 15.24% in the past year.

                                  A LOOK AHEAD

  The dominant theme of increasing and long-lasting central bank gold sales continues to weigh heavily on the bullion price as 1997 draws to a close. In recent days, the focal point of the issue has become the potential for sales of Swiss gold reserves starting in the year 2000. These sales could come about in response to a change in the Swiss constitution, which would eliminate or reduce the requirement for a gold backstop in the money supply. Complicating the issue is the proposal to create a Solidarity Foundation for charitable purposes, which would be funded in part by gold bullion sales, perhaps as much as 800 metric tons (about 26 million ounces).

  These proposals would both require political approval, followed by popular approval in a national referendum. If successful, the gold would be sold gradually over a period of five to eight years. The worst-case scenario at present seems to be the addition of 9 million ounces of gold to the annual supply-demand equation, which would last 5 years. Putting this into perspective, the annual gold market is currently sized at 130 million ounces of gold, so this is a manageable quantity. However, the larger issue is whether a significant change in central bank attitudes toward gold is at hand. If central banks are more willing to part with their gold in the years ahead, then gold will settle into a lower trading range than we have become accustomed to in the past ten years. If instead, the net supply of central bank gold remains at less than ten million ounces per year as in the past, then we can look forward to an explosive rally in the gold market as the huge outstanding short position is bought back.

  We lean toward the latter scenario, particularly since gold is now trading below the cost of production for about one quarter of the global gold mining community! New mining projects are being canceled or deferred and the supply of newly mined gold and scrap is now falling. Nonetheless, caution is the order of the day until we discern a more predictable upward path for the gold price.

  Thank you for your continued patronage.

                           Sincerely,

                           /s/ Peter C. Cavelti

                           Peter C. Cavelti
                           Chairman and CEO
                           Cavelti Capital Management Ltd.

                           Portfolio Manager of the
                           Blanchard Precious Metals Fund, Inc.

Dear Shareholders,

  Enclosed please find the annual report for your Blanchard Flexible Income Fund for the fiscal year ended September 30, 1997.

["Graphic representation A3 omitted. See Appendix."]

  The past year has been one of relatively good economic growth and declining inflation. The Federal Reserve Board (the "Fed") has continued its policy of promoting price stability and the market has responded by pushing bonds yields lower.

  The fund has benefited from this environment as the investments in high yield bonds* and mortgage backed securities have not only earned attractive yields, but have also appreciated in price. The third allocation, U.S. Treasurys, has provided the anchor to the portfolio.

  Looking forward, we are increasingly concerned with the tight labor markets and high resource utilization currently existing in the U.S. In order to relieve these pressures, higher interest rates will probably be required. However, if the Fed continues to be vigilant in its fight against inflation, significant interest rate increases should not be in the offing.

*Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.


  While the markets will undoubtedly have bouts of volatility, relative stability may remain the norm. In this environment, the fund should continue to benefit from its prudent blend of financial assets.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Jack D. Burks

                         Jack D. Burks
                         Managing Director of OFFITBANK

                         Portfolio Manager of the
                         Blanchard Flexible Income Fund


Dear Shareholders,

  Enclosed please find the annual report for your Blanchard Short-Term Flexible Income Fund for the fiscal year ended September 30, 1997.

["Graphic representation A4 omitted. See Appendix."]

  The past year has been one of relatively good economic growth and declining inflation. The Federal Reserve Board (the "Fed") has continued its policy of promoting price stability and the market has responded by pushing bond yields lower.

  The fund has benefited from this environment as the investments in high yield bonds* and mortgage backed securities have not only earned attractive yields, but have also appreciated in price. The third allocation, U.S. Treasurys, has provided the anchor to the portfolio.

  Looking forward, we are increasingly concerned with the tight labor markets and high resource utilization currently existing in the U.S. In order to relieve these pressures, higher interest rates will probably be required. However, if the Fed continues to be vigilant in its fight against inflation, significant interest rate increases should not be in the offing.

*Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.


  While the markets will undoubtedly have bouts of volatility, relative stability may remain the norm. In this environment, the fund should continue to benefit from its prudent blend of financial assets.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Jack D. Burks

                         Jack D. Burks
                         Managing Director of OFFITBANK

                         Portfolio Manager of the
                         Blanchard Short-Term Flexible Income Fund


Dear Shareholders,

  Enclosed please find the Annual Report for your Blanchard Flexible Tax-Free Bond Fund for the fiscal year ended September 30, 1997.

["Graphic representation A5 omitted. See Appendix."]

  The past fiscal year was an excellent one for investors in the Blanchard Flexible Tax-Free Bond Fund. Interest rates declined during the first fiscal quarter, but rose sharply in early 1997 as the Federal Reserve Board raised interest rates to slow an extremely strong economy and quell inflation fears. Although the economy continued to grow at a 3.5% - 4% rate over the next two quarters, inflation continued moderate with the consumer price index rising only 2.2% over the past 12 months. Consequently, interest rates declined during the final two quarters of the fund's fiscal year.

  The Blanchard Flexible Tax-Free Bond Fund was invested in a portfolio of longer-term, high-quality tax exempt bonds, with a maturity of approximately 20 years for most of the year. During the latter part of the fiscal year, cash reserves were raised to reduce the average maturity of the fund in anticipation of possible interest rate increases.

  Overall, the fund had an excellent year, posting a total return of 9.59% versus 8.43% for the Lehman Brothers Current Municipal Bond Index.+


  Additionally, the fund was ranked #31 by Lipper Analytical Services out of 233 funds in its category of general municipal debt funds for total cumulative reinvested performance for the twelve month period ended 9/30/97. The fund also outperformed the Lipper General Municipal Debt Fund average of 8.59%.++

  Morningstar has awarded the Blanchard Flexible Tax-Free Bond Fund its 4-star rating for risk-adjusted performance for the overall period ended 9/30/97 in its category of 1,374 municipal funds.*

  Naturally, past performance is no guarantee of future performance. As with any fixed income fund, investment return, yield, and principal value will vary with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

  Thank you for your continued patronage.

                         Sincerely,

                         /s/ Kenneth J. McAlley

                         Kenneth J. McAlley
                         Executive Vice President
                         United States Trust Company of New York

                         Portfolio Manager of the
                         Blanchard Flexible Tax-Free Bond Fund

 +Lehman Brothers Municipal Index is an unmanaged broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. Actual investments cannot be made in an index.

++Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper rankings and figures do not reflect sales charges.

 *Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/97. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the fund's three-year returns in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund received 4 stars for the three-year period. It was rated among 1,374 municipal funds for the three-year period. The top ten percent of the funds in the category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The rating shown does not reflect certain management fees which were waived during the period. If reflected, they may have impacted the rating.


BLANCHARD GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                            VALUE
                                           IN U.S.
 SHARES                                    DOLLARS
 ------ ------------------------------   -----------
 FOREIGN SECURITIES SECTOR--29.8%
 -------------------------------------
        AUSTRIA--0.1%
        ------------------------------
        BANKING--0.0%
        ------------------------------
   100  Bank Austria, AG                 $     4,865
        ------------------------------
   100  (a)Bank Austria AG, Rights               226
        ------------------------------   -----------
         Total                                 5,091
        ------------------------------   -----------
        CHEMICALS--0.0%
        ------------------------------
   200  Lenzing AG                            11,821
        ------------------------------   -----------
        FINANCIAL SERVICES--0.0%
        ------------------------------
   100  Creditanstalt-Bankverein               6,298
        ------------------------------
   200  Creditanstalt-Bankverein, Pfd.        10,422
        ------------------------------   -----------
         Total                                16,720
        ------------------------------   -----------
        PETROLEUM--0.1%
        ------------------------------
   150  OMV AG                                22,375
        ------------------------------   -----------
        RUBBER & MISC. MATERIALS--0.0%
        ------------------------------
   200  Radex-Heraklith                        8,299
        ------------------------------   -----------
        STEEL--0.0%
        ------------------------------
   100  Boehler-Uddeholm                       8,403
        ------------------------------   -----------
        UTILITIES--0.0%
        ------------------------------
   100  Oest Elektrizitats, Class A            7,081
        ------------------------------   -----------
         TOTAL AUSTRIA                        79,790
        ------------------------------   -----------
        BRAZIL--0.0%
        ------------------------------
 7,481  Rhodia-Ster S.A., GDR                 18,702
        ------------------------------   -----------
        DENMARK--0.1%
        ------------------------------
        BANKING--0.1%
        ------------------------------
   200  Den Danske Bank                       21,787
        ------------------------------
   400  Unidanmark, Class A                   25,978
        ------------------------------   -----------
         Total                                47,765
        ------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                            VALUE
                                           IN U.S.
 SHARES                                    DOLLARS
 ------ ------------------------------   ------------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -------------------------------------
        DENMARK--CONTINUED
        ------------------------------
        COMMUNICATIONS EQUIPMENT--0.0%
        ------------------------------
   200  Tele Danmark AS, Class B         $     10,492
        ------------------------------   ------------
        ENVIRONMENTAL SERVICES--0.0%
        ------------------------------
   100  Danisco                                 5,662
        ------------------------------   ------------
        INDUSTRIAL SERVICES--0.0%
        ------------------------------
   100  Nkt Holding                             7,728
        ------------------------------   ------------
        MISCELLANEOUS--0.0%
        ------------------------------
   300  Korn-Og Foderstof                       9,363
        ------------------------------   ------------
        TRANSPORTATION-AIR--0.0%
        ------------------------------
   400  SAS Danmark AS                          6,717
        ------------------------------   ------------
         TOTAL DENMARK                         87,727
        ------------------------------   ------------
        FINLAND--0.2%
        ------------------------------
        BANKING--0.0%
        ------------------------------
 3,950  Merita Ltd, Class A                    18,739
        ------------------------------   ------------
        ELECTRICAL EQUIPMENT--0.1%
        ------------------------------
   250  Nokia AB, Class K                      23,672
        ------------------------------
   500  Nokia AB-A                             47,534
        ------------------------------   ------------
         Total                                 71,206
        ------------------------------   ------------
        MISCELLANEOUS--0.1%
        ------------------------------
    36  Rauma Oy                                  748
        ------------------------------
 1,300  UPM-Kymmene OY                         36,118
        ------------------------------   ------------
         Total                                 36,866
        ------------------------------   ------------
        NON-FERROUS METALS--0.0%
        ------------------------------
   500  Outokumpu Oy                            9,119
        ------------------------------   ------------
        TRADING COMPANY--0.0%
        ------------------------------
   750  Kesko                                  10,560
        ------------------------------   ------------
         TOTAL FINLAND                        146,490
        ------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                      VALUE
                                                     IN U.S.
 SHARES                                              DOLLARS
 ------ ----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------------
        FRANCE--0.7%
        ----------------------------------------
        AUTOMOBILE--0.0%
        ----------------------------------------
   150  Peugeot S.A.                               $    19,772
        ----------------------------------------   -----------
        BEVERAGE--0.2%
        ----------------------------------------
   310  LVMH (Moet-Hennessy)                            65,891
        ----------------------------------------   -----------
        BROADCASTING--0.0%
        ----------------------------------------
   150  Havas S.A.                                      10,182
        ----------------------------------------   -----------
        BUILDING MATERIALS--0.1%
        ----------------------------------------
   255  Compagnie de St. Gobain                         39,329
        ----------------------------------------
   280  Lafarge-Coppee                                  20,521
        ----------------------------------------   -----------
         Total                                          59,850
        ----------------------------------------   -----------
        CHEMICALS--0.1%
        ----------------------------------------
 1,122  Rhone-Poulenc, Class A                          44,633
        ----------------------------------------   -----------
        FINANCIAL SERVICES--0.1%
        ----------------------------------------
   260  AXA                                             17,442
        ----------------------------------------
   230  Compagnie Financiere de Paribas, Class A        17,058
        ----------------------------------------   -----------
         Total                                          34,500
        ----------------------------------------   -----------
        MOTOR VEHICLE PARTS--0.0%
        ----------------------------------------
   384  Michelin, Class B                               21,813
        ----------------------------------------   -----------
        PHARMACEUTICALS--0.2%
        ----------------------------------------
   220  L'Oreal                                         88,072
        ----------------------------------------
   290  Sanofi S.A.                                     26,934
        ----------------------------------------   -----------
         Total                                         115,006
        ----------------------------------------   -----------
        RETAILERS-BROADLINE--0.0%
        ----------------------------------------
    60  Pinault-Printemps-Redoute S.A.                  28,146
        ----------------------------------------   -----------
        RETAILERS SPECIALTY--0.0%
        ----------------------------------------
   275  Castorama Dubois Investisse                     29,574
        ----------------------------------------   -----------
        UTILITIES--0.0%
        ----------------------------------------
   170  Lyonnaise des Eaux S.A.                         18,970
        ----------------------------------------   -----------
         TOTAL FRANCE                                  448,337
        ----------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                       VALUE
                                                      IN U.S.
 SHARES                                               DOLLARS
 ------ -----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------------
        GERMANY--2.6%
        -----------------------------------------
        AIRLINES--0.1%
        -----------------------------------------
 2,500  Deutsche Lufthansa AG                       $    49,237
        -----------------------------------------   -----------
        AUTOMOTIVE & RELATED--0.1%
        -----------------------------------------
 1,000  Daimler Benz AG                                  82,515
        -----------------------------------------   -----------
        BANKING--0.4%
        -----------------------------------------
 2,250  Bayerische Hypotheken-Und Wechsel-Bank AG        96,140
        -----------------------------------------
 2,700  Deutsche Bank AG                                190,090
        -----------------------------------------   -----------
         Total                                          286,230
        -----------------------------------------   -----------
        CHEMICALS--0.2%
        -----------------------------------------
 4,500  Bayer AG                                        179,165
        -----------------------------------------   -----------
        ELECTRICAL EQUIPMENT--0.6%
        -----------------------------------------
 5,650  Siemens AG                                      381,634
        -----------------------------------------   -----------
        HEALTHCARE-GENERAL--0.1%
        -----------------------------------------
 1,500  Merck KGAA                                       57,302
        -----------------------------------------   -----------
        INSURANCE-LIFE--0.6%
        -----------------------------------------
 1,500  Allianz AG Holding                              361,895
        -----------------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        -----------------------------------------
   218  Viag AG                                          97,566
        -----------------------------------------   -----------
        STEEL--0.1%
        -----------------------------------------
   200  Thyssen AG                                       46,634
        -----------------------------------------   -----------
        UTILITIES-ELECTRIC--0.2%
        -----------------------------------------
 2,050  RWE AG                                           99,254
        -----------------------------------------   -----------
         TOTAL GERMANY                                1,641,432
        -----------------------------------------   -----------
        HONG KONG--1.1%
        -----------------------------------------
        BANKING--0.2%
        -----------------------------------------
 4,844  Bank Of East Asia                                18,093
        -----------------------------------------
 6,000  Hang Seng Bank, Ltd.                             73,856
        -----------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                VALUE
                                               IN U.S.
 SHARES                                        DOLLARS
 ------ ----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------
        HONG KONG--CONTINUED
        ----------------------------------
        BANKING--CONTINUED
        ----------------------------------
  1,545 HSBC Holdings PLC                    $    51,713
        ----------------------------------
  1,200 Wing Lung Bank                             7,118
        ----------------------------------   -----------
         Total                                   150,780
        ----------------------------------   -----------
        BROADCASTING--0.0%
        ----------------------------------
  2,000 Television Broadcasting                    7,082
        ----------------------------------   -----------
        ENTERTAINMENT & RECREATION--0.0%
        ----------------------------------
  3,000 Hong Kong & Shang Hot                      3,644
        ----------------------------------
  4,000 Shangri-La Asia                            4,110
        ----------------------------------   -----------
         Total                                     7,754
        ----------------------------------   -----------
        FINANCIAL SERVICES--0.0%
        ----------------------------------
  6,000 Peregrine Investment                      10,196
        ----------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        ----------------------------------
  9,000 Hutchison Whampoa                         88,686
        ----------------------------------
  3,000 Swire Pacific, Ltd.                       22,971
        ----------------------------------   -----------
         Total                                   111,657
        ----------------------------------   -----------
        PROPERTY--0.1%
        ----------------------------------
  2,000 Hysan Development Co., Ltd.                5,983
        ----------------------------------
  5,033 New World Development Co., Ltd.           30,440
        ----------------------------------
  4,000 Wharf Holdings Ltd.                       14,732
        ----------------------------------   -----------
         Total                                    51,155
        ----------------------------------   -----------
        REAL ESTATE--0.3%
        ----------------------------------
  5,000 Cheung Kong                               56,216
        ----------------------------------
 10,000 Sun Hung Kai Properties                  117,601
        ----------------------------------   -----------
         Total                                   173,817
        ----------------------------------   -----------
        TELECOMMUNICATIONS--0.2%
        ----------------------------------
 34,843 Hong Kong Telecommunications, Ltd.        78,800
        ----------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                               VALUE
                                              IN U.S.
 SHARES                                       DOLLARS
 ------ ---------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------
        HONG KONG--CONTINUED
        ---------------------------------
        UTILITIES--0.1%
        ---------------------------------
  9,000 China Light and Power Co., Ltd.     $    49,548
        ---------------------------------
 12,000 Hong Kong and China Gas Co., Ltd.        24,735
        ---------------------------------   -----------
         Total                                   74,283
        ---------------------------------   -----------
         TOTAL HONG KONG                        665,524
        ---------------------------------   -----------
        IRELAND--0.3%
        ---------------------------------
        BANKING--0.0%
        ---------------------------------
      1 Bank of Ireland PLC                           7
        ---------------------------------   -----------
        BUILDING MATERIALS--0.3%
        ---------------------------------
 14,329 CRH PLC                                 163,425
        ---------------------------------   -----------
         TOTAL IRELAND                          163,432
        ---------------------------------   -----------
        ITALY--1.0%
        ---------------------------------
        AUTOMOTIVE & RELATED--0.2%
        ---------------------------------
 37,510 Fiat SPA                                133,859
        ---------------------------------
  4,180 Fiat SPA                                  7,434
        ---------------------------------   -----------
         Total                                  141,293
        ---------------------------------   -----------
        BANKING--0.1%
        ---------------------------------
  5,300 Banca Commerciale Italiana               15,229
        ---------------------------------
    600 Imi                                       6,437
        ---------------------------------   -----------
         Total                                   21,666
        ---------------------------------   -----------
        BROADCASTING--0.0%
        ---------------------------------
  3,500 Mediaset SPA                             18,046
        ---------------------------------   -----------
        FINANCE-0.0%
        ---------------------------------
  6,200 Credito Italiano                         16,774
        ---------------------------------   -----------
        PAPER PRODUCTS--0.0%
        ---------------------------------
  1,000 Burgo (Cartiere) SPA                      6,488
        ---------------------------------   -----------
        PETROLEUM--0.3%
        ---------------------------------
 26,000 Eni SPA                                 163,729
        ---------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                     VALUE
                                                    IN U.S.
 SHARES                                             DOLLARS
 ------ ---------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------------
        ITALY--CONTINUED
        ---------------------------------------
        RUBBER & MISC. MATERIALS--0.0%
        ---------------------------------------
  2,300 Pirelli SPA                               $     6,742
        ---------------------------------------   -----------
        TELECOMMUNICATIONS--0.4%
        ---------------------------------------
 46,000 Telecom Italia Mobile SPA                     182,545
        ---------------------------------------
  9,944 Telecom Italia SPA                             66,249
        ---------------------------------------   -----------
         Total                                        248,794
        ---------------------------------------   -----------
        UTILITIES--0.0%
        ---------------------------------------
  1,200 Edison SPA                                      6,458
        ---------------------------------------   -----------
         TOTAL ITALY                                  629,990
        ---------------------------------------   -----------
        JAPAN--10.3%
        ---------------------------------------
        AIRLINES-0.0%
        ---------------------------------------
  2,000 Japan Airlines Co.                              7,276
        ---------------------------------------   -----------
        AUTOMOTIVE & RELATED--1.0%
        ---------------------------------------
  2,000 Denso Corp.                                    48,562
        ---------------------------------------
  3,000 Honda Motor Co., Ltd.                         104,666
        ---------------------------------------
  5,000 Nissan Motor Co., Ltd.                         29,833
        ---------------------------------------
 15,000 Toyota Motor Credit Corp.                     459,932
        ---------------------------------------   -----------
         Total                                        642,993
        ---------------------------------------   -----------
        BANKING--1.7%
        ---------------------------------------
  9,000 Asahi Bank, Ltd.                               52,208
        ---------------------------------------
 18,000 Bank of Tokyo-Mitsubishi, Ltd.                343,084
        ---------------------------------------
  9,000 Fuji Bank, Ltd., Tokyo                         99,196
        ---------------------------------------
  8,000 Industrial Bank of Japan, Ltd., Tokyo          99,445
        ---------------------------------------
  6,000 Mitsubishi Trust & Banking Corp., Tokyo        93,478
        ---------------------------------------
  4,000 Mitsui Trust & Banking                         19,922
        ---------------------------------------
 15,000 Sakura Bank, Ltd., Tokyo                       71,725
        ---------------------------------------
 10,000 Sumitomo Bank, Ltd., Osaka                    150,825
        ---------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
 SHARES                                         DOLLARS
 ------ -----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------
        JAPAN--CONTINUED
        -----------------------------------
        BANKING--CONTINUED
        -----------------------------------
  8,000 Tokai Bank, Ltd., Nagoya              $    66,230
        -----------------------------------   -----------
         Total                                    996,113
        -----------------------------------   -----------
        BUILDING & CONSTRUCTION-0.0%
        -----------------------------------
  1,000 Obayashi Corp.                              6,041
        -----------------------------------   -----------
        BUILDING MATERIALS--0.0%
        -----------------------------------
  3,000 Takara Standard Co.                        21,331
        -----------------------------------   -----------
        CAPITAL GOODS--0.2%
        -----------------------------------
 13,000 Asahi Glass Co., Ltd.                     101,052
        -----------------------------------   -----------
        CHEMICALS & RELATED--0.4%
        -----------------------------------
 12,000 Daicel Chemical Industries                 30,728
        -----------------------------------
  6,000 Sekisui Chemical Co.                       45,198
        -----------------------------------
  1,000 Shin-Etsu Chemical Co.                     27,513
        -----------------------------------
  6,000 Sumitomo Bakelite Co., Ltd.                42,562
        -----------------------------------
  2,000 Sumitomo Chemical Co.                       7,342
        -----------------------------------
  3,000 Takeda Chemical Industries                 89,998
        -----------------------------------   -----------
         Total                                    243,341
        -----------------------------------   -----------
        CHEMICAL-SPECIALTY--0.3%
        -----------------------------------
  2,000 Fuji Photo Film Co.                        82,539
        -----------------------------------
  5,000 Shiseido Co.                               80,385
        -----------------------------------   -----------
         Total                                    162,924
        -----------------------------------   -----------
        COMMUNICATION EQUIPMENT--0.3%
        -----------------------------------
  8,000 Matsushita Electric Industrial Co.        144,526
        -----------------------------------
      1 NTT Data Communications Systems Co.        45,330
        -----------------------------------   -----------
         Total                                    189,856
        -----------------------------------   -----------
        COMPUTERS--0.2%
        -----------------------------------
  6,000 Fujitsu, Ltd.                              75,081
        -----------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                       VALUE
                                                      IN U.S.
 SHARES                                               DOLLARS
 ------- ----------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------------
         JAPAN--CONTINUED
         ----------------------------------------
         COMPUTERS--CONTINUED
         ----------------------------------------
   6,000 NEC Corp.                                  $    73,092
         ----------------------------------------   -----------
          Total                                         148,173
         ----------------------------------------   -----------
         CONSUMER ELECTRONIC--0.4%
         ----------------------------------------
   1,000 Rohm Co.                                       117,676
         ----------------------------------------
   6,000 Sharp Corp.                                     54,695
         ----------------------------------------
   1,000 Sony Corp.                                      94,473
         ----------------------------------------   -----------
          Total                                         266,844
         ----------------------------------------   -----------
         ELECTRONICS & ELECTRICAL EQUIPMENT--0.9%
         ----------------------------------------
     500 Advantest                                       49,308
         ----------------------------------------
   2,000 Canon Sales Co., Inc.                           39,446
         ----------------------------------------
   5,000 Canon, Inc.                                    146,267
         ----------------------------------------
  16,000 Hitachi, Ltd.                                  139,223
         ----------------------------------------
     600 Kyocera Corp.                                   39,231
         ----------------------------------------
   1,000 Mitsubishi Corp.                                 9,696
         ----------------------------------------
   1,000 Murata Manufacturing                            43,258
         ----------------------------------------
   1,000 Tokyo Electron, Ltd.                            61,076
         ----------------------------------------
   4,000 Yamatake-Honeywell                              56,352
         ----------------------------------------   -----------
          Total                                         583,857
         ----------------------------------------   -----------
         FINANCIAL SERVICES--0.8%
         ----------------------------------------
   2,200 Credit Saison Co., Ltd.                         59,799
         ----------------------------------------
   4,000 Daiwa Securities Co., Ltd.                      24,530
         ----------------------------------------
 134,000 (a)Nikkei 300 Stock Index List Fund            304,268
         ----------------------------------------
   7,000 Nomura Securities Co., Ltd.                     91,075
         ----------------------------------------
   3,000 Yamaichi Securities Co., Ltd.                    6,166
         ----------------------------------------   -----------
          Total                                         485,838
         ----------------------------------------   -----------
         FOOD PROCESSING--0.1%
         ----------------------------------------
   3,000 House Foods Corp.                               50,965
         ----------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
 SHARES                                         DOLLARS
 ------ -----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ------------------------------------------
        JAPAN--CONTINUED
        -----------------------------------
        HOUSING & CONSTRUCTION--0.1%
        -----------------------------------
 13,000 Taisei Corp.                          $    48,587
        -----------------------------------   -----------
        INSURANCE--0.2%
        -----------------------------------
 11,000 Sumitomo Marine & Fire                     76,117
        -----------------------------------
  4,000 Tokio Marine and Fire Insurance Co.        48,065
        -----------------------------------   -----------
         Total                                    124,182
        -----------------------------------   -----------
        MACHINERY--0.3%
        -----------------------------------
 14,000 Komatsu, Ltd.                              78,313
        -----------------------------------
  4,000 Mori Seiki Co.                             46,739
        -----------------------------------
  4,000 Takuma Co., Ltd.                           39,778
        -----------------------------------   -----------
         Total                                    164,830
        -----------------------------------   -----------
        NON-RESIDENTIAL CONSTRUCTION--0.1%
        -----------------------------------
  7,000 Sekisui House, Ltd.                        66,711
        -----------------------------------   -----------
        OIL & RELATED--0.0%
        -----------------------------------
  8,000 Mitsubishi Oil Co.                         21,480
        -----------------------------------   -----------
        PAPER PRODUCTS--0.0%
        -----------------------------------
  2,000 Nippon Paper Industries Co.                10,972
        -----------------------------------   -----------
        PHARMACEUTICALS--0.4%
        -----------------------------------
  6,000 Chugai Pharmaceutical Co.                  51,711
        -----------------------------------
  4,000 Kaken Pharmaceutical                       13,823
        -----------------------------------
  2,000 Sankyo Co., Ltd.                           69,280
        -----------------------------------
  4,000 Shionogi and Co.                           24,894
        -----------------------------------
  3,000 Yamanouchi Pharmaceutical Co., Ltd.        74,086
        -----------------------------------   -----------
         Total                                    233,794
        -----------------------------------   -----------
        PHOTO EQUIPMENT & SUPPLIES--0.0%
        -----------------------------------
  1,000 Nikon Corp.                                15,745
        -----------------------------------   -----------
        PRINTING-COMMERCIAL--0.0%
        -----------------------------------
  1,000 Dai Nippon Printing Co., Ltd.              21,381
        -----------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                VALUE
                                               IN U.S.
 SHARES                                        DOLLARS
 ------ ----------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 -----------------------------------------
        JAPAN--CONTINUED
        ----------------------------------
        REAL ESTATE--0.2%
        ----------------------------------
  8,000 Mitsubishi Estate Co., Ltd.          $   116,682
        ----------------------------------   -----------
        RETAIL--0.3%
        ----------------------------------
  1,000 Daiei, Inc.                                5,519
        ----------------------------------
  5,000 Hankyu Department Stores, Inc.            41,435
        ----------------------------------
  1,000 Isetan Co.                                 9,613
        ----------------------------------
  2,000 Ito Yokado Co., Ltd.                     108,395
        ----------------------------------   -----------
         Total                                   164,962
        ----------------------------------   -----------
        RUBBER & MISC. MATERIALS--0.1%
        ----------------------------------
  3,000 Bridgestone Corp.                         72,097
        ----------------------------------   -----------
        SHIPBUILDING--0.2%
        ----------------------------------
 27,000 Mitsubishi Heavy Industries, Ltd.        147,899
        ----------------------------------   -----------
        STEEL--0.1%
        ----------------------------------
 44,000 NKK Corp.                                 59,070
        ----------------------------------
  9,000 Nippon Steel Co.                          19,839
        ----------------------------------   -----------
         Total                                    78,909
        ----------------------------------   -----------
        TELECOMMUNICATIONS--0.9%
        ----------------------------------
     62 Nippon Telegraph & Telephone Corp.       570,316
        ----------------------------------   -----------
        TEXTILE & APPAREL--0.1%
        ----------------------------------
  6,000 Nisshinbo Industries                      39,728
        ----------------------------------   -----------
        TRADING COMPANY--0.3%
        ----------------------------------
 15,000 Itochu Corp.                              51,960
        ----------------------------------
 22,000 Marubeni Corp.                            72,926
        ----------------------------------
  4,000 Onward Kashiyama Co., Ltd.                57,678
        ----------------------------------   -----------
         Total                                   182,564
        ----------------------------------   -----------
        TRANSPORTATION--0.4%
        ----------------------------------
     12 East Japan Railway Co.                    56,286
        ----------------------------------
 35,000 (a)Kawasaki Kisen Kaisha, Ltd.            38,286
        ----------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                             VALUE
                                            IN U.S.
 SHARES                                     DOLLARS
 ------ -------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 --------------------------------------
        JAPAN--CONTINUED
        -------------------------------
        TRANSPORTATION--CONTINUED
        -------------------------------
 28,000 Kinki Nippon Railway              $   159,874
        -------------------------------   -----------
         Total                                254,446
        -------------------------------   -----------
        UTILITIES--0.3%
        -------------------------------
    900 Kansai Electric Power Co., Inc.        16,035
        -------------------------------
  1,000 Sumitomo Electric Industries           14,337
        -------------------------------
  8,100 Tokyo Electric Power Co.              155,731
        -------------------------------   -----------
         Total                                186,103
        -------------------------------   -----------
         TOTAL JAPAN                        6,427,992
        -------------------------------   -----------
        NETHERLANDS--0.7%
        -------------------------------
        BANKING--0.1%
        -------------------------------
  1,621 ABN-Amro Hldgs N.V.                    32,822
        -------------------------------   -----------
        CONSUMER & RELATED--0.0%
        -------------------------------
    200 Heineken N.V.                          35,080
        -------------------------------   -----------
        FOOD PROCESSING--0.1%
        -------------------------------
    200 Unilever N.V.                          42,687
        -------------------------------   -----------
        HOUSEHOLD DURABLES--0.1%
        -------------------------------
    600 Philips Electronics N.V.               50,766
        -------------------------------   -----------
        INSURANCE--0.2%
        -------------------------------
    315 Aegon N.V.                             25,228
        -------------------------------
  1,065 Ahold N.V.                             28,788
        -------------------------------
  1,436 ING Groep N.V.                         65,945
        -------------------------------   -----------
         Total                                119,961
        -------------------------------   -----------
        PETROLEUM--0.2%
        -------------------------------
  2,600 Royal Dutch Petroleum                 145,526
        -------------------------------   -----------
         TOTAL NETHERLANDS                    426,842
        -------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                               VALUE
                                              IN U.S.
 SHARES                                       DOLLARS
 ------ ---------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ----------------------------------------
        NEW ZEALAND--0.1%
        ---------------------------------
        BUILDING MATERIALS--0.0%
        ---------------------------------
 5,552  Fletcher Challenge Energy           $     6,936
        ---------------------------------   -----------
        FOREST PRODUCTS--0.1%
        ---------------------------------
 8,300  Carter Holt Harvey                       18,026
        ---------------------------------
   222  Fletcher Challenge Forests                  277
        ---------------------------------   -----------
         Total                                   18,303
        ---------------------------------   -----------
        TELECOMMUNICATIONS--0.0%
        ---------------------------------
 3,900  Telecom Corp. of New Zealand             19,788
        ---------------------------------   -----------
         TOTAL NEW ZEALAND                       45,027
        ---------------------------------   -----------
        NORWAY--0.2%
        ---------------------------------
        ENERGY--0.1%
        ---------------------------------
 1,000  Norsk Hydro AS                           59,591
        ---------------------------------   -----------
        FOREST PRODUCTS--0.1%
        ---------------------------------
   300  Norske Skogindustrier AS, Class A        11,271
        ---------------------------------
   200  Norske Skogindustrier AS, Class B         6,867
        ---------------------------------   -----------
         Total                                   18,138
        ---------------------------------   -----------
        INSURANCE-LIFE--0.0%
        ---------------------------------
 1,300  (a)Storebrand ASA                         9,329
        ---------------------------------   -----------
        MULTI-INDUSTRY--0.0%
        ---------------------------------
   200  Aker AS, Class A                          3,743
        ---------------------------------
    40  Aker AS, Class B                            681
        ---------------------------------
   100  Orkla Borregaard AS, Class A              8,837
        ---------------------------------   -----------
         Total                                   13,261
        ---------------------------------   -----------
        NON-FERROUS METALS--0.0%
        ---------------------------------
   400  Elkem AS, Class A                         7,092
        ---------------------------------   -----------
         TOTAL NORWAY                           107,411
        ---------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                              VALUE
                                             IN U.S.
 SHARES                                      DOLLARS
 ------ --------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------
        SOUTH AFRICA--0.1%
        --------------------------------
        MINERAL PRODUCTS--0.1%
        --------------------------------
 20,000 Billiton PLC                       $    77,030
        --------------------------------   -----------
        SPAIN--0.8%
        --------------------------------
        BANKING--0.1%
        --------------------------------
    300 Argentaria SA                           17,947
        --------------------------------
    900 Banco Bilbao Vizcaya SA                 27,705
        --------------------------------
  1,200 Banco Santander                         39,311
        --------------------------------   -----------
         Total                                  84,963
        --------------------------------   -----------
        PETROLEUM--0.1%
        --------------------------------
  1,100 Repsol SA                               47,531
        --------------------------------   -----------
        REAL ESTATE--0.3%
        --------------------------------
  6,000 Vallehermosa SA                        165,405
        --------------------------------   -----------
        TELECOMMUNICATIONS--0.1%
        --------------------------------
  2,200 Telefonica de Espana                    69,123
        --------------------------------   -----------
        UTILITIES--0.2%
        --------------------------------
  2,400 Endesa SA                               51,209
        --------------------------------
    400 Gas Natural SDG SA                      21,063
        --------------------------------
  2,200 Iberdrola SA                            27,045
        --------------------------------
    600 Union Elec Fenosa                        5,205
        --------------------------------   -----------
         Total                                 104,522
        --------------------------------   -----------
         TOTAL SPAIN                           471,544
        --------------------------------   -----------
        SWEDEN--0.7%
        --------------------------------
        BANKING--0.0%
        --------------------------------
  1,500 Skand Enskilda BKN, Class A             18,188
        --------------------------------
    300 Svenska Handelsbanken, Stockholm        10,399
        --------------------------------   -----------
         Total                                  28,587
        --------------------------------   -----------
        COMMUNICATIONS--0.2%
        --------------------------------
  2,300 Telefonaktiebolaget LM Ericsson        110,491
        --------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                                VALUE
                                                               IN U.S.
 SHARES                                                        DOLLARS
 ------  -------------------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------------------------
         SWEDEN--CONTINUED
         -------------------------------------------------
         MISCELLANEOUS--0.2%
         -------------------------------------------------
 2,600   Scania AB, Class A                                       78,814
         -------------------------------------------------
 2,600   Scania AB, Class B                                  $    78,814
         -------------------------------------------------   -----------
          Total                                                  157,628
         -------------------------------------------------   -----------
         PHARMACEUTICALS--0.3%
         -------------------------------------------------
 8,800   Astra AB, Class A                                       162,372
         -------------------------------------------------   -----------
          TOTAL SWEDEN                                           459,078
         -------------------------------------------------   -----------
         SWITZERLAND--7.6%
         -------------------------------------------------
         AIRLINES-0.1%
         -------------------------------------------------
    30   Sairgroup                                                40,120
         -------------------------------------------------   -----------
         BANKING--1.2%
         -------------------------------------------------
   600   Credit Suisse Group                                      81,064
         -------------------------------------------------
   200   Schweizerische Bankgesellschaft (UBS)                    46,755
         -------------------------------------------------
   300   Schweizerische Bankgesellschaft (UBS)                   350,454
         -------------------------------------------------
   900   Schweizerischer Bankverein                              243,193
         -------------------------------------------------   -----------
          Total                                                  721,466
         -------------------------------------------------   -----------
         BUILDING PRODUCTS--0.1%
         -------------------------------------------------
    50   Holderbank Financiere Glaris AG, Class B                 47,442
         -------------------------------------------------
   100   Holderbank Financiere Glaris AG, Class R                 19,527
         -------------------------------------------------   -----------
          Total                                                   66,969
         -------------------------------------------------   -----------
         COMMERCIAL SERVICES--0.0%
         -------------------------------------------------
    15   SGS Societe Generale de Surveillance Holding S.A.        26,248
         -------------------------------------------------   -----------
         ELECTRICAL EQUIPMENT--0.3%
         -------------------------------------------------
    95   ABB AG                                                  139,913
         -------------------------------------------------
    10   Schindler Holding AG                                     12,445
         -------------------------------------------------
    50   Sulzer AG                                                38,023
         -------------------------------------------------   -----------
          Total                                                  190,381
         -------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                              DOLLARS
 ------ --------------------------------------------------------   ------------
 FOREIGN SECURITIES SECTOR--CONTINUED
 ---------------------------------------------------------------
        SWITZERLAND--CONTINUED
        --------------------------------------------------------
        FOOD PROCESSING--1.1%
        --------------------------------------------------------
    500 Nestle SA                                                  $    696,507
        --------------------------------------------------------   ------------
        HEALTHCARE-GENERAL--1.6%
        --------------------------------------------------------
    100 Roche Holding AG                                              1,015,677
        --------------------------------------------------------   ------------
        HOUSEHOLD PRODUCTS--0.4%
        --------------------------------------------------------
    600 Zurich Versicherungsgesellschaft                                261,139
        --------------------------------------------------------   ------------
        HUMAN RESOURCES--0.1%
        --------------------------------------------------------
    200 Adecco S.A.                                                      80,446
        --------------------------------------------------------   ------------
        INSURANCE-LIFE--0.5%
        --------------------------------------------------------
    190 Schw Rueckversicherungs                                         284,922
        --------------------------------------------------------   ------------
        METAL & MINING--0.1%
        --------------------------------------------------------
     75 Alusuisse Lonza Holding AG                                       73,002
        --------------------------------------------------------   ------------
        MISCELLANEOUS--2.0%
        --------------------------------------------------------
    790 Novartis AG                                                   1,211,909
        --------------------------------------------------------   ------------
        RETAIL-RESTAURANTS--0.0%
        --------------------------------------------------------
     50 Valora Holding AG                                                10,640
        --------------------------------------------------------   ------------
        UNASSIGNED--0.1%
        --------------------------------------------------------
     50 Societe Suisse pour la Microelectronique et l'Horlogerie         29,772
        --------------------------------------------------------
    200 Societe Suisse pour la Microelectronique et l'Horlogerie         27,537
        --------------------------------------------------------   ------------
         Total                                                           57,309
        --------------------------------------------------------   ------------
         TOTAL SWITZERLAND                                            4,736,735
        --------------------------------------------------------   ------------
        UNITED KINGDOM--3.2%
        --------------------------------------------------------
        AEROSPACE--0.1%
        --------------------------------------------------------
  1,900 British Aerospace PLC                                            50,307
        --------------------------------------------------------   ------------
        BANKING--0.6%
        --------------------------------------------------------
  7,100 Lloyds TSB Group PLC                                             95,311
        --------------------------------------------------------
 18,028 National Westminster Bank PLC, London                           272,242
        --------------------------------------------------------   ------------
         Total                                                          367,553
        --------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                               VALUE
                                                              IN U.S.
 SHARES                                                       DOLLARS
 ------ -------------------------------------------------   -----------
 FOREIGN SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------
        UNITED KINGDOM--CONTINUED
        -------------------------------------------------
        BROADCASTING--0.4%
        -------------------------------------------------
    900 British Sky Broadcasting Group PLC                   $    6,809
        -------------------------------------------------
 27,500 Carlton Communications PLC                              227,572
        -------------------------------------------------   -----------
         Total                                                  234,381
        -------------------------------------------------   -----------
        DIVERSIFIED OPERATIONS--0.2%
        -------------------------------------------------
 19,334 Williams Holdings PLC                                   115,040
        -------------------------------------------------   -----------
        FOOD PROCESSING--0.2%
        -------------------------------------------------
 14,300 Allied Domecq PLC                                       113,334
        -------------------------------------------------   -----------
        HEALTH CARE--0.5%
        -------------------------------------------------
 33,224 Smithkline Beecham Corp.                                324,121
        -------------------------------------------------   -----------
        MACHINERY--0.3%
        -------------------------------------------------
  8,800 Siebe PLC                                               176,949
        -------------------------------------------------   -----------
        MULTI-INDUSTRY--0.3%
        -------------------------------------------------
  7,500 Hanson PLC, ADR                                         180,938
        -------------------------------------------------   -----------
        OIL & RELATED--0.2%
        -------------------------------------------------
 10,370 British Petroleum Co. PLC                               156,347
        -------------------------------------------------   -----------
        PHARMACEUTICALS--0.2%
        -------------------------------------------------
  4,800 Glaxo Wellcome PLC                                      107,036
        -------------------------------------------------   -----------
        PUBLISHING--0.2%
        -------------------------------------------------
 12,722 EMI Group PLC                                           124,933
        -------------------------------------------------   -----------
        RETAIL--0.0%
        -------------------------------------------------
  5,468 Thorn EMI                                                12,318
        -------------------------------------------------   -----------
        TELECOMMUNICATIONS--0.0%
        -------------------------------------------------
  1,125 Cable & Wireless                                          9,578
        -------------------------------------------------   -----------
         TOTAL UNITED KINGDOM                                 1,972,835
        -------------------------------------------------   -----------
         TOTAL FOREIGN SECURITIES SECTOR (IDENTIFIED COST
        $18,032,118)                                         18,605,918
        -------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
  SHARES                                                           DOLLARS
 --------- ---------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--9.9%
 -------------------------------------------------------------
           ARGENTINA--0.3%
           ---------------------------------------------------
           PETROLEUM--0.3%
           ---------------------------------------------------
    21,385 Compania Naviera Perez Companc S.A., Class B          $    172,398
           ---------------------------------------------------   ------------
           BRAZIL--1.4%
           ---------------------------------------------------
           BANKING--0.1%
           ---------------------------------------------------
 7,000,000 Banco Bradesco S.A., Pfd.                                   73,794
           ---------------------------------------------------   ------------
           BASIC INDUSTRY--0.6%
           ---------------------------------------------------
     4,387 (a)Cia Acos Especiais Itabira-Acesita, ADR                  16,937
           ---------------------------------------------------
     3,207 (a)Companhia Energetica de Minas Gerais, ADR               176,219
           ---------------------------------------------------
     7,400 Companhia Vale Do Rio Doce, ADR                            181,017
           ---------------------------------------------------   ------------
            Total                                                     374,173
           ---------------------------------------------------   ------------
           INDUSTRIAL SERVICES--0.6%
           ---------------------------------------------------
     2,750 Telecomunicacoes Brasileras, ADR                           354,063
           ---------------------------------------------------   ------------
           STEEL--0.0%
           ---------------------------------------------------
 1,211,792 Cia Acos Especiais Itabira-Acesita, Pfd.                     2,632
           ---------------------------------------------------   ------------
           UTILITIES--0.1%
           ---------------------------------------------------
   150,000 Centrais Eletricas Brasileiras S.A., Pfd., Series B         84,887
           ---------------------------------------------------
     6,588 Light Servicos de Eletricidade S.A.                          2,820
           ---------------------------------------------------   ------------
            Total                                                      87,707
           ---------------------------------------------------   ------------
            TOTAL BRAZIL                                              892,369
           ---------------------------------------------------   ------------
           CHILE--0.8%
           ---------------------------------------------------
           CONSUMER DURABLES--0.2%
           ---------------------------------------------------
     4,200 Compania Cervecerias Unidas S.A., ADR                      120,750
           ---------------------------------------------------   ------------
           ENGINEERING-BUSINESS SERVICES--0.3%
           ---------------------------------------------------
     5,319 Chilgener S.A., ADR                                        145,940
           ---------------------------------------------------   ------------
           TELECOMMUNICATIONS--0.1%
           ---------------------------------------------------
     2,525 Compania Telecomunicacion Chile, ADR                        81,747
           ---------------------------------------------------   ------------
           UTILITIES--0.2%
           ---------------------------------------------------
     3,750 (b)Chilectra S.A., ADR                                     118,378
           ---------------------------------------------------   ------------
            TOTAL CHILE                                               466,815
           ---------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                             DOLLARS
 ------- ------------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------------
         COLOMBIA--0.4%
         ------------------------------------------------------
         BANKING--0.3%
         ------------------------------------------------------
   2,600 Banco Ganadero S.A., ADR, Class B                        $    104,000
         ------------------------------------------------------
   5,500 Banco Industrial Colombiano, ADR                               98,313
         ------------------------------------------------------   ------------
          Total                                                        202,313
         ------------------------------------------------------   ------------
         MISCELLANEOUS--0.1%
         ------------------------------------------------------
   3,500 Cementos Diamante S.A., GDR                                    45,500
         ------------------------------------------------------   ------------
          TOTAL COLOMBIA                                               247,813
         ------------------------------------------------------   ------------
         GREECE--0.0%
         ------------------------------------------------------
         BANKING--0.0%
         ------------------------------------------------------
     422 Ergo Bank S.A.                                                 28,267
         ------------------------------------------------------   ------------
         INDIA--0.3%
         ------------------------------------------------------
         CHEMICALS--0.1%
         ------------------------------------------------------
   5,700 Indian Petrochemicals, GDR                                     58,397
         ------------------------------------------------------   ------------
         STEEL--0.0%
         ------------------------------------------------------
   5,500 Steel Authority of India, GDR                                  35,888
         ------------------------------------------------------   ------------
         TEXTILES--0.2%
         ------------------------------------------------------
   4,300 Reliance Industries, Ltd., GDR                                 98,631
         ------------------------------------------------------   ------------
          TOTAL INDIA                                                  192,916
         ------------------------------------------------------   ------------
         INDONESIA--0.3%
         ------------------------------------------------------
         BANKING--0.2%
         ------------------------------------------------------
 275,626 (a)PT Bank Dagang Nasional                                     54,455
         ------------------------------------------------------
  39,374 (a)PT Bank Dagang Nasional, Warrants 2/14/2000                  2,274
         ------------------------------------------------------
 260,814 (a)PT Bank International Indonesia                             75,311
         ------------------------------------------------------
  32,072 (a)PT Bank International Indonesia, Warrants 1/17/2000          2,720
         ------------------------------------------------------   ------------
          Total                                                        134,760
         ------------------------------------------------------   ------------
         CAPITAL GOODS--0.1%
         ------------------------------------------------------
   3,100 (a)PT Indosat, ADR                                             81,375
         ------------------------------------------------------   ------------
          TOTAL INDONESIA                                              216,135
         ------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                           VALUE
                                                          IN U.S.
 SHARES                                                   DOLLARS
 ------ ---------------------------------------------   -----------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 ----------------------------------------------------
        KOREA--0.6%
        ---------------------------------------------
        AUTOMOBILE--0.0%
        ---------------------------------------------
  2,066 Hyundai Motor Service Co., Pfd.                 $    13,999
        ---------------------------------------------   -----------
        CAPITAL GOODS--0.1%
        ---------------------------------------------
  3,284 (a)Anam Industrial Co., Ltd.                         52,400
        ---------------------------------------------   -----------
        COMPUTERS--0.1%
        ---------------------------------------------
  5,750 Anam Industrial Co., Ltd., Pfd.                      33,934
        ---------------------------------------------   -----------
        ELECTRONICS & ELECTRICAL--0.0%
        ---------------------------------------------
      2 (a)Samsung Electronics Co.                              193
        ---------------------------------------------
     18 (b)Samsung Electronics Co., GDR                         968
        ---------------------------------------------   -----------
         Total                                                1,161
        ---------------------------------------------   -----------
        HOUSING & CONSTRUCTION--0.0%
        ---------------------------------------------
  9,000 (a)Kumho Construction & Engineering Co., Pfd.        21,836
        ---------------------------------------------   -----------
        MACHINERY--0.0%
        ---------------------------------------------
  6,000 (a)(b)Daewoo Heavy Industries, Pfd.                  23,213
        ---------------------------------------------   -----------
        MULTI-INDUSTRY--0.2%
        ---------------------------------------------
  2,283 (a)(b)Dong Bang Forwarding Co.                      118,516
        ---------------------------------------------
    913 (a)Dong Bang Forwarding Co., Rights                  14,222
        ---------------------------------------------   -----------
         Total                                              132,738
        ---------------------------------------------   -----------
        PETROLEUM--0.1%
        ---------------------------------------------
  2,571 (a)Yukong, Ltd.                                      47,767
        ---------------------------------------------   -----------
        UTILITIES--0.1%
        ---------------------------------------------
  3,200 (a)Korea Electric Power Corp.                        70,995
        ---------------------------------------------   -----------
         TOTAL KOREA                                        398,043
        ---------------------------------------------   -----------
        MALAYSIA--0.9%
        ---------------------------------------------
        AIRLINES--0.1%
        ---------------------------------------------
 25,000 Malaysian Airline System                             40,071
        ---------------------------------------------   -----------
        BANKING--0.2%
        ---------------------------------------------
 14,000 Commerce Asset Holdings Berhad                       15,708
        ---------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                           DOLLARS
 ------ ------------------------------------------------------   ----------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -------------------------------------------------------------
        MALAYSIA--CONTINUED
        ------------------------------------------------------
        BANKING--CONTINUED
        ------------------------------------------------------
  1,750 (a)Commerce Asset Holdings Berhad, Warrants 12/31/2002   $      566
        ------------------------------------------------------
 25,000 RHB Capital BHD                                              29,591
        ------------------------------------------------------
 12,000 Malayan Banking Berhad                                       60,291
        ------------------------------------------------------   ----------
         Total                                                      106,156
        ------------------------------------------------------   ----------
        BEVERAGES--0.1%
        ------------------------------------------------------
 40,000 Guinness Anchor Berhad                                       61,648
        ------------------------------------------------------   ----------
        FOREST PRODUCTS--0.0%
        ------------------------------------------------------
 10,000 Jaya Tiasa Holdings                                          27,587
        ------------------------------------------------------   ----------
        INDUSTRIAL COMPONENT--0.0%
        ------------------------------------------------------
  9,000 United Engineers, Ltd.                                       28,851
        ------------------------------------------------------   ----------
        LEISURE & RECREATION--0.1%
        ------------------------------------------------------
 12,000 Genting Berhad                                               37,358
        ------------------------------------------------------   ----------
        MULTI-INDUSTRY--0.1%
        ------------------------------------------------------
 35,000 Sime Darby Berhad                                            72,821
        ------------------------------------------------------   ----------
        NON RESIDENTIAL CONSTRUCTION--0.1%
        ------------------------------------------------------
 47,000 Renong Berhad                                                46,359
        ------------------------------------------------------   ----------
        TELECOMMUNICATIONS--0.1%
        ------------------------------------------------------
 13,500 Telekom Malaysia Berhad                                      40,988
        ------------------------------------------------------   ----------
        UTILITIES--0.1%
        ------------------------------------------------------
 18,000 Petronas Gas Berhad                                          53,263
        ------------------------------------------------------   ----------
         TOTAL MALAYSIA                                             515,102
        ------------------------------------------------------   ----------
        MEXICO--1.4%
        ------------------------------------------------------
        FINANCIAL SERVICES--0.3%
        ------------------------------------------------------
  4,900 (a)Carso Global Telecom, ADR                                 41,592
        ------------------------------------------------------
  4,900 (a)Grupo Carso S.A. de C.V., Class A1, ADR                   78,898
        ------------------------------------------------------
 16,000 (a)Grupo Financiero Banamex Accivel, Class B                 50,450
        ------------------------------------------------------
  1,140 (a)Grupo Financiero Banamex Accivel, Class L                  3,345
        ------------------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                      VALUE
                                     IN U.S.
 SHARES                                                             DOLLARS
 ------- ------------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 --------------------------------------------------------------
         MEXICO--CONTINUED
         ------------------------------------------------------
         FINANCIAL SERVICES--CONTINUED
         ------------------------------------------------------
      68 Grupo Financiero Inbursa, S.A. de C.V., Class B, ADR     $      1,504
         ------------------------------------------------------   ------------
          Total                                                        175,789
         ------------------------------------------------------   ------------
         INDUSTRIAL & RELATED--0.1%
         ------------------------------------------------------
  11,000 Apasco S.A. de C.V.                                            83,668
         ------------------------------------------------------   ------------
         MULTI-INDUSTRY--0.2%
         ------------------------------------------------------
  12,791 Alfa, S.A. de C.V., Class A                                   120,173
         ------------------------------------------------------   ------------
         PAPER PRODUCTS--0.2%
         ------------------------------------------------------
  25,000 Kimberly-Clark de Mexico                                      130,792
         ------------------------------------------------------   ------------
         TELECOMMUNICATIONS--0.5%
         ------------------------------------------------------
 110,000 Telefonos de Mexico                                           286,679
         ------------------------------------------------------   ------------
         TELECOMMUNICATION SERVICES--0.1%
         ------------------------------------------------------
   4,000 Grupo Televisa S.A.                                            71,094
         ------------------------------------------------------   ------------
          TOTAL MEXICO                                                 868,195
         ------------------------------------------------------   ------------
         PHILIPPINES--0.1%
         ------------------------------------------------------
         BANKING--0.0%
         ------------------------------------------------------
   1,935 Metro Bank and Trust Co.                                       17,247
         ------------------------------------------------------   ------------
         OIL & RELATED--0.1%
         ------------------------------------------------------
 400,000 (a)Belle Corp.                                                 52,174
         ------------------------------------------------------
  80,000 (a)Belle Corp., warrants 10/6/2000                                  0
         ------------------------------------------------------   ------------
          Total                                                         52,174
         ------------------------------------------------------   ------------
          TOTAL PHILIPPINES                                             69,421
         ------------------------------------------------------   ------------
         PORTUGAL--0.6%
         ------------------------------------------------------
         ENGINEERING-BUSINESS SERVICES--0.1%
         ------------------------------------------------------
         Sonae Investimentos Sociedade Gestora de Participacoes
   1,500 Sociais, S.A.                                                  59,303
         ------------------------------------------------------   ------------
         FINANCIAL SERVICES--0.2%
         ------------------------------------------------------
   6,000 Banco Commercial Portugues, Class R                           126,709
         ------------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                                  VALUE
                                                                 IN U.S.
 SHARES                                                          DOLLARS
 ------ ----------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------------------
        PORTUGAL--CONTINUED
        ----------------------------------------------------
        FOOD & BEVERAGE--0.2%
        ----------------------------------------------------
  1,399 Estabelecimentos Jeronimo Martins & Filho SGPS, S.A.   $    107,681
        ----------------------------------------------------   ------------
        TELECOMMUNICATIONS--0.1%
        ----------------------------------------------------
  2,000 Portugal Telecom S.A.                                        86,751
        ----------------------------------------------------   ------------
         TOTAL PORTUGAL                                             380,444
        ----------------------------------------------------   ------------
        SINGAPORE--0.3%
        ----------------------------------------------------
        BANKING--0.1%
        ----------------------------------------------------
  3,000 Development Bank of Singapore, Ltd.                          30,598
        ----------------------------------------------------
  6,000 Oversea-Chinese Banking Corp., Ltd.                          41,582
        ----------------------------------------------------   ------------
         Total                                                       72,180
        ----------------------------------------------------   ------------
        BROADCASTING--0.0%
        ----------------------------------------------------
  1,000 Singapore Press Holdings, Ltd.                               14,711
        ----------------------------------------------------   ------------
        ENTERTAINMENT & RECREATION--0.0%
        ----------------------------------------------------
  3,000 Hotel Properties, Ltd.                                        3,707
        ----------------------------------------------------   ------------
        MACHINERY--0.0%
        ----------------------------------------------------
  1,250 Keppel Corp.                                                  4,985
        ----------------------------------------------------
  2,000 Van Der Horst, Ltd.                                           2,733
        ----------------------------------------------------   ------------
         Total                                                        7,718
        ----------------------------------------------------   ------------
        PROPERTY--0.1%
        ----------------------------------------------------
  2,000 City Developments, Ltd.                                      12,945
        ----------------------------------------------------
  3,000 DBS Land Ltd.                                                 7,297
        ----------------------------------------------------
  2,000 First Capital Corp., Ltd.                                     4,472
        ----------------------------------------------------
  9,000 United Overseas Bank, Ltd.                                   35,829
        ----------------------------------------------------   ------------
         Total                                                       60,543
        ----------------------------------------------------   ------------
        TELECOMMUNICATIONS--0.1%
        ----------------------------------------------------
 13,000 Singapore Telecommunications                                 22,014
        ----------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

                                                      VALUE
                                                     IN U.S.
 SHARES                                              DOLLARS
 ------ ----------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------
        SINGAPORE--CONTINUED
        ----------------------------------------
        TRANSPORTATION-AIR--0.0%
        ----------------------------------------
  3,000 Singapore Airlines, Ltd.                   $     22,164
        ----------------------------------------   ------------
         TOTAL SINGAPORE                                203,037
        ----------------------------------------   ------------
        SOUTH AFRICA--1.8%
        ----------------------------------------
        BANKING--0.2%
        ----------------------------------------
  7,186 Amalgamated Banks of South Africa                48,955
        ----------------------------------------
  2,515 Nedcor, Ltd.                                     54,234
        ----------------------------------------
  1,000 Standard Bank Investment Corp., Ltd.             44,523
        ----------------------------------------   ------------
         Total                                          147,712
        ----------------------------------------   ------------
        CHEMICAL--0.2%
        ----------------------------------------
  9,000 Sasol, Ltd.                                     124,075
        ----------------------------------------   ------------
        COAL--0.0%
        ----------------------------------------
    419 Anglo American Coal Corp., Ltd.                  24,454
        ----------------------------------------   ------------
        ENTERTAINMENT--0.1%
        ----------------------------------------
 62,743 Sun International (South Africa), Ltd.           38,503
        ----------------------------------------   ------------
        FINANCIAL SERVICES--0.2%
        ----------------------------------------
    312 (a)Dimension Data Holdings, Ltd.                  1,305
        ----------------------------------------
  4,500 Free State Consolidated Gold Mines, Ltd.         26,553
        ----------------------------------------
  6,000 Malbak Limited                                    8,754
        ----------------------------------------
  7,000 Rembrandt Group, Ltd.                            63,384
        ----------------------------------------   ------------
         Total                                           99,996
        ----------------------------------------   ------------
        FOOD & BEVERAGE--0.0%
        ----------------------------------------
    672 Foodcorp., Ltd.                                   4,326
        ----------------------------------------   ------------
        HOUSEHOLD PRODUCTS--0.0%
        ----------------------------------------
    837 Ellerine Holdings, Ltd.                           6,645
        ----------------------------------------
     81 (a)JD Group, Ltd.                                   613
        ----------------------------------------   ------------
         Total                                            7,258
        ----------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


 SHARES OR                                                         VALUE
 PRINCIPAL                                                        IN U.S.
  AMOUNT                                                          DOLLARS
 --------- --------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 ------------------------------------------------------------
           SOUTH AFRICA--CONTINUED
           --------------------------------------------------
           INDUSTRIAL MANUFACTURING--0.2%
           --------------------------------------------------
   6,045   Barlow Ltd.                                          $     69,069
           --------------------------------------------------
   1,030   Anglo American Industrial Corp., Ltd.                      38,676
           --------------------------------------------------   ------------
            Total                                                    107,745
           --------------------------------------------------   ------------
           INSURANCE--0.3%
           --------------------------------------------------
  27,826   LibLife Strategic Investments, Ltd.                        96,127
           --------------------------------------------------
   3,000   Liberty Life Association of Africa, Ltd.                   87,544
           --------------------------------------------------   ------------
            Total                                                    183,671
           --------------------------------------------------   ------------
           LODGING & RESTAURANT--0.2%
           --------------------------------------------------
   4,068   South African Breweries, Ltd.                             118,055
           --------------------------------------------------   ------------
           MEDICAL-DRUGS--0.0%
           --------------------------------------------------
     989   South African Druggists, Ltd.                               6,451
           --------------------------------------------------   ------------
           METALS & MINING--0.4%
           --------------------------------------------------
   3,000   Anglo American Platinum Corp., Ltd.                        51,979
           --------------------------------------------------
   1,500   Anglo American Corporation of South Africa Limited         76,762
           --------------------------------------------------
   3,300   De Beers Centenary AG                                      96,299
           --------------------------------------------------
   4,000   Gencor Ltd.                                                 9,441
           --------------------------------------------------   ------------
            Total                                                    234,481
           --------------------------------------------------   ------------
           RETAIL-DIVERSIFIED--0.0%
           --------------------------------------------------
   2,284   New Clicks Holdings, Ltd.                                   2,960
           --------------------------------------------------   ------------
            TOTAL SOUTH AFRICA                                     1,099,687
           --------------------------------------------------   ------------
           TAIWAN--0.4%
           --------------------------------------------------
           MISCELLANEOUS--0.1%
           --------------------------------------------------
   7,018   (a)Walsin Lihwa Wire, GDR                                  56,846
           --------------------------------------------------   ------------
           NON-RESIDENTIAL CONSTRUCTION--0.1%
           --------------------------------------------------
  10,902   (a)Tuntex Distinct Corp., GDR                              62,414
           --------------------------------------------------   ------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

 SHARES OR                                                        VALUE
 PRINCIPAL                                                       IN U.S.
  AMOUNT                                                         DOLLARS
 ---------- ------------------------------------------------   ------------
 EMERGING MARKETS SECURITIES SECTOR--CONTINUED
 -----------------------------------------------------------
            TAIWAN--CONTINUED
            ------------------------------------------------
            TECHNOLOGY--0.2%
            ------------------------------------------------
      4,213 (a)Macronix International Co., Ltd., ADR           $     94,529
            ------------------------------------------------   ------------
             TOTAL TAIWAN                                           213,789
            ------------------------------------------------   ------------
            THAILAND--0.3%
            ------------------------------------------------
            BANKING--0.1%
            ------------------------------------------------
     27,000 Krung Thai Bank PLC                                      18,223
            ------------------------------------------------
     13,500 Siam Commercial Bank                                     43,884
            ------------------------------------------------   ------------
             Total                                                   62,107
            ------------------------------------------------   ------------
            BUILDING MATERIALS--0.0%
            ------------------------------------------------
      2,000 Siam Cement Co., Ltd                                     32,837
            ------------------------------------------------   ------------
            COMMUNICATIONS--0.1%
            ------------------------------------------------
     35,000 (a)TelecomAsia Corp.                                     28,444
            ------------------------------------------------
      9,000 United Communication Industry Public Co., Ltd.           26,777
            ------------------------------------------------   ------------
             Total                                                   55,221
            ------------------------------------------------   ------------
            PETROLEUM--0.1%
            ------------------------------------------------
      4,500 PTT Exploration and Production Public Co.                60,248
            ------------------------------------------------   ------------
             TOTAL THAILAND                                         210,413
            ------------------------------------------------   ------------
            TURKEY--0.0%
            ------------------------------------------------
            MULTI-INDUSTRY--0.0%
            ------------------------------------------------
        349 Koc Yatirim Ve Sanayi Mamulleri Pazarlama S.A.              132
            ------------------------------------------------   ------------
             TOTAL EMERGING MARKETS SECURITIES SECTOR             6,174,976
            (IDENTIFIED COST $6,248,756)
            ------------------------------------------------   ------------
 COMMERCIAL PAPER--28.8%
 -----------------------------------------------------------
            FINANCE--28.8%
            ------------------------------------------------
 $3,000,000 Ford Motor Credit Corp., 5.50%, 12/12/1997            2,969,670
            ------------------------------------------------
  3,000,000 General Electric Capital Corp., 5.50%, 10/8/1997      2,996,792
            ------------------------------------------------
  3,000,000 Hertz Corp., 5.50%, 12/12/1997                        2,969,670
            ------------------------------------------------
  3,000,000 Monte Rosa Capital Corp., 5.54%, 10/2/1997            2,999,538
            ------------------------------------------------
            New Center Asset Trust, A1/P1 Series, 5.53%,
  3,000,000 10/6/1997                                             2,997,696
            ------------------------------------------------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


  PRINCIPAL
  AMOUNT OR
   FOREIGN                                                            VALUE
 CURRENCY PAR                                                        IN U.S.
    AMOUNT                                                           DOLLARS
 ------------ --------------------------------------------------   -----------
 COMMERCIAL PAPER--CONTINUED
 ---------------------------------------------------------------
              FINANCE--CONTINUED
              --------------------------------------------------
 $ 3,000,000  Sheffield Receivables Corp., 5.54%, 10/2/1997        $ 2,999,538
              --------------------------------------------------   -----------
               TOTAL COMMERCIAL PAPER (IDENTIFIED COST
              $17,927,564)                                          17,932,904
              --------------------------------------------------   -----------
 U.S. FIXED INCOME SECURITIES SECTOR--10.7%
 ---------------------------------------------------------------
              GOVERNMENT/AGENCY--10.7%
              --------------------------------------------------
   1,500,000  United States Treasury Bill, 12/11/1997                1,485,591
              --------------------------------------------------
     325,000  United States Treasury Bond, 7.25%, 8/15/2022            355,427
              --------------------------------------------------
     500,000  United States Treasury Bond, 7.50%, 11/15/2016           556,730
              --------------------------------------------------
   1,200,000  United States Treasury Bond, 7.625%, 11/15/2022        1,368,528
              --------------------------------------------------
   1,430,000  United States Treasury Bond, 11.75%, 11/15/2014        2,076,432
              --------------------------------------------------
     400,000  United States Treasury Note, 6.25%, 2/15/2003            404,000
              --------------------------------------------------
     350,000  United States Treasury Receipt PO Strip, 8/15/2005       216,097
              --------------------------------------------------
     350,000  United States Treasury Receipt IO Strip, 2/15/2005       223,298
              --------------------------------------------------   -----------
               TOTAL U.S. FIXED INCOME SECURITIES SECTOR
               (IDENTIFIED COST $6,431,631)                          6,686,103
              --------------------------------------------------   -----------
 FOREIGN FIXED INCOME SECURITIES SECTOR--17.1%
 ---------------------------------------------------------------
              DENMARK--0.9%
              --------------------------------------------------
   3,310,000  Denmark--Bullet, Bond, 8.00%, 3/15/2006                  562,497
              --------------------------------------------------   -----------
              FRANCE--3.7%
              --------------------------------------------------
  10,500,000  France (Govt. of), 6.50%, 10/25/2006                   1,909,509
              --------------------------------------------------
   2,150,000  France O.A.T., Bond, 7.25%, 4/25/2006                    409,622
              --------------------------------------------------   -----------
               Total                                                 2,319,131
              --------------------------------------------------   -----------
              GERMANY--3.4%
              --------------------------------------------------
   1,040,000  Republic of Germany, Bond, 6.25%, 4/26/2006              620,604
              --------------------------------------------------
     287,000  Republic of Germany, Deb., 7.125%, 12/20/2002            178,442
              --------------------------------------------------
   1,065,000  Germany (Fed. Republic), 6.50%, 7/15/2003                646,130
              --------------------------------------------------
   1,140,000  Germany (Fed. Republic), Bond, 6.00%, 1/5/2006           669,438
              --------------------------------------------------   -----------
               Total                                                 2,114,614
              --------------------------------------------------   -----------


BLANCHARD GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


  PRINCIPAL
  AMOUNT OR
   FOREIGN                                                             VALUE
 CURRENCY PAR                                                         IN U.S.
    AMOUNT                                                            DOLLARS
 ------------ ---------------------------------------------------   -----------
 FOREIGN FIXED INCOME SECURITIES SECTOR--CONTINUED
 ----------------------------------------------------------------
              ITALY--1.2%
              ---------------------------------------------------
 $880,000,000 Buoni Poliennali Del Tes, Deb., 10.50%, 4/15/1998     $   519,182
              ---------------------------------------------------
  310,000,000 Italy (Republic of), Deb., 10.50%, 4/1/2005               227,162
              ---------------------------------------------------   -----------
               Total                                                    746,344
              ---------------------------------------------------   -----------
              NETHERLANDS--3.1%
              ---------------------------------------------------
    1,690,000 Dutch Government Bond, 5.75%, 2/15/2007                   864,572
              ---------------------------------------------------
      580,000 Netherlands Government Bond, 7.50%, 4/15/2010             337,602
              ---------------------------------------------------
      880,000 Dutch Government Bond, 7.25%, 10/1/2004                   493,875
              ---------------------------------------------------
      410,000 Netherlands Government Bond, 7.00%, 2/15/2003             225,363
              ---------------------------------------------------   -----------
               Total                                                  1,921,412
              ---------------------------------------------------   -----------
              SPAIN--1.3%
              ---------------------------------------------------
  104,600,000 Kingdom of Spain, Deb., 12.25%, 3/25/2000                 817,732
              ---------------------------------------------------   -----------
              SWEDEN--0.4%
              ---------------------------------------------------
    1,600,000 Sweden (Kingdom of), 10.25%, 5/5/2000                     236,091
              ---------------------------------------------------   -----------
              UNITED KINGDOM--3.1%
              ---------------------------------------------------
      245,000 United Kingdom Treasury Bond, 8.00%, 12/7/2015            455,561
              ---------------------------------------------------
      239,000 United Kingdom Treasury, 7.75%, 9/8/2006                  417,789
              ---------------------------------------------------
      400,000 United Kingdom Treasury, 8.50%, 7/16/2007                 737,321
              ---------------------------------------------------
      190,000 United Kingdom Treasury, 9.75%, 8/27/2002                 346,591
              ---------------------------------------------------   -----------
               Total                                                  1,957,262
              ---------------------------------------------------   -----------
               TOTAL FOREIGN FIXED INCOME SECURITIES SECTOR
               (IDENTIFIED COST $10,804,770)                         10,675,083
              ---------------------------------------------------   -----------
 (C) REPURCHASE AGREEMENT--1.9%
 ----------------------------------------------------------------
    1,176,958 CS First Boston, 6.05%, dated 9/30/1997, due
              10/1/1997
              (at amortized cost)                                     1,176,958
              ---------------------------------------------------   -----------
               TOTAL INVESTMENTS (IDENTIFIED COST $60,621,797)(D)   $61,251,942
              ---------------------------------------------------   -----------



BLANCHARD GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $261,075 which represents 0.4% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $60,689,138 The net unrealized appreciation of investments on a federal tax basis amounts to $562,804 which is comprised of $2,899,362 appreciation and $2,336,558 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($62,197,366) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt
IO--Interest Only
PO--Principal Only
PLC--Public Limited Company
SPA--Standby Purchase Agreement
STRIP--Separate Trading of Registered Interest & Principal of Securities

(See Notes which are an integral part of the Financial Statements)


BLANCHARD PRECIOUS METALS FUND, INC.
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
  SHARES                                        DOLLARS
 --------- --------------------------------   -----------
 EQUITIES--84.5%
 ------------------------------------------
           METALS & MINING--84.5%
           --------------------------------
           AUSTRALIA--1.0%
           --------------------------------
   600,000 (a)Croesus Mining NL               $   152,449
           --------------------------------
 1,000,000 (a)Laverton Gold NL                    148,820
           --------------------------------
 1,258,000 (a)(b)Lone Star Exploration NL         200,253
           --------------------------------
 1,300,000 (a)Lone Star Exploration NL            215,500
           --------------------------------   -----------
            Total                                 717,022
           --------------------------------   -----------
           CANADA--53.0%
           --------------------------------
 1,640,000 (a)Ariel Resources, Ltd.               367,859
           --------------------------------
   421,000 Cambior, Inc.                        4,736,840
           --------------------------------
   229,600 (a)Dayton Mining Corp.                 803,600
           --------------------------------
 1,405,500 (a)(b)Eldorado Gold Corp., Ltd.      3,823,798
           --------------------------------
   230,000 (a)First Silver Reserve, Inc.          183,061
           --------------------------------
    95,200 Franco-Nevada Mining Corp., Ltd.     2,242,148
           --------------------------------
   721,000 (a)Geomaque Explorations, Ltd.       1,930,249
           --------------------------------
    50,000 (a)Goldcorp, Inc., Class A             318,750
           --------------------------------
   401,500 (a)Golden Knight Resources, Inc.     1,191,093
           --------------------------------
   316,000 (a)Greenstone Resources, Ltd.        3,235,339
           --------------------------------
   510,000 (a)Kinross Gold Corp.                2,836,875
           --------------------------------
   194,300 (a)Philex Gold, Inc.                   773,235
           --------------------------------
   135,000 Placer Dome, Inc.                    2,581,875
           --------------------------------
 4,115,069 (a)Santa Cruz Gold, Inc.             1,488,755
           --------------------------------
 1,260,000 (a)TVX Gold, Inc.                    7,840,527
           --------------------------------
   466,000 (a)Viceroy Resource Corp.            1,180,131
           --------------------------------   -----------
            Total                              35,534,135
           --------------------------------   -----------


BLANCHARD PRECIOUS METALS FUND, INC.
--------------------------------------------------------------------------------


 SHARES OR                                                            VALUE
 PRINCIPAL                                                           IN U.S.
  AMOUNT                                                             DOLLARS
 ---------- ----------------------------------------------------   -----------
 EQUITIES--CONTINUED
 ---------------------------------------------------------------
            GHANA--4.8%
            ----------------------------------------------------
    290,000 Ashanti Goldfields Co., GDR                            $ 3,190,000
            ----------------------------------------------------   -----------
            SOUTH AFRICA--5.0%
            ----------------------------------------------------
    551,700 East Rand Gold & Uranium Co., Ltd., ADR                    764,325
            ----------------------------------------------------
    200,000 Free State Consolidated Gold Mines Ltd., ADR             1,218,750
            ----------------------------------------------------
    255,000 Vaal Reefs Explorations & Mining Co., Ltd., ADR          1,370,625
            ----------------------------------------------------   -----------
             Total                                                   3,353,700
            ----------------------------------------------------   -----------
            UNITED STATES--20.7%
            ----------------------------------------------------
  1,425,000 (a)Canyon Resources Corp.                                3,918,750
            ----------------------------------------------------
    260,000 Homestake Mining Co.                                     3,981,250
            ----------------------------------------------------
    626,500 (a)Meridian Gold, Inc.                                   3,093,344
            ----------------------------------------------------
     64,500 Newmont Mining Corp.                                     2,898,469
            ----------------------------------------------------   -----------
             Total                                                  13,891,813
            ----------------------------------------------------   -----------
             TOTAL EQUITIES (IDENTIFIED COST $78,030,194)           56,686,670
            ----------------------------------------------------   -----------
 WARRANTS--1.3%
 ---------------------------------------------------------------
    227,500 (a)Atlas Corp., Warrants (expire 12/15/99)                   1,138
            ----------------------------------------------------
     75,000 (a)Canyon Resources Corp., Warrants (expire 3/20/99)           --
            ----------------------------------------------------
            (a)(b)Geomaque Explorations Ltd., Warrants (expire         870,084
    325,000 3/19/99)
            ----------------------------------------------------   -----------
             TOTAL WARRANTS (IDENTIFIED COST $827,565)                 871,222
            ----------------------------------------------------   -----------
 PREFERRED STOCK--0.8%
 ---------------------------------------------------------------
            UNITED STATES--0.8%
            ----------------------------------------------------
     25,000 Freeport-McMoRan Copper & Gold, Inc., Cumulative
            Pfd., Series SILV (IDENTIFIED COST $432,868)               528,125
            ----------------------------------------------------   -----------
 U.S. TREASURY SECURITIES--7.8%
 ---------------------------------------------------------------
            U.S. TREASURY BILL--7.8%
            ----------------------------------------------------
 $5,300,000 12/11/1997 (IDENTIFIED COST $5,248,217)                  5,249,088
            ----------------------------------------------------   -----------


BLANCHARD PRECIOUS METALS FUND, INC.
-------------------------------------------------------------------------------

                                      VALUE
 PRINCIPAL                                                          IN U.S.
  AMOUNT                                                            DOLLARS
 ---------- ---------------------------------------------------   -----------
 (C) REPURCHASE AGREEMENT--8.2%
 --------------------------------------------------------------
 $5,492,706 CS First Boston Corp., 6.05%, dated 9/30/1997, due
            10/1/1997 (at amortized cost)                         $ 5,492,706
            ---------------------------------------------------   -----------
             TOTAL INVESTMENTS (IDENTIFIED COST $90,031,550)(D)   $68,827,811
            ---------------------------------------------------   -----------

(a) Non-income producing security.

(b) Certain of these securities are subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $4,894,135 with represents 7.3% of net assets.

(c) The repurchase agreements is fully collateralized by U.S.government and/or agency obligations based on market prices at the date of the portfolio.

(d) The cost of investments for federal tax purposes amounts to $90,719,260. The net unrealized depreciation of investments on a federal tax basis amounts to $20,522,951 which is comprised of $1,599,113 appreciation and $22,122,064 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($67,037,240) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipt

(See Notes which are an integral part of the Financial Statements)


BLANCHARD FLEXIBLE INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--26.6%
 ---------------------------------------------------------------
               AEROSPACE--1.1%
               -------------------------------------------------
 $   1,700,000 Sequa Corp., Sr. Note, 8.75%, 12/15/2001            $  1,738,250
               -------------------------------------------------   ------------
               CONSUMER RELATED--1.3%
               -------------------------------------------------
               Host Marriot Travel Plaza, Sr. Note, 9.50%,            1,062,500
     1,000,000 5/15/2005
               -------------------------------------------------
               John Q. Hammons Hotels, 1st Mtg. Bond, 8.875%,         1,015,000
     1,000,000 2/15/2004
               -------------------------------------------------   ------------
                Total                                                 2,077,500
               -------------------------------------------------   ------------
               FINANCE--3.5%
               -------------------------------------------------
               Americo Life, Inc., Sr. Sub. Note, 9.25%,              1,548,750
     1,500,000 6/1/2005
               -------------------------------------------------
     1,000,000 Navistar Financial Corp. Owner Trust 1995-A , Sr.
               Sub. Note, 8.875%, 11/15/1998                          1,024,241
               -------------------------------------------------
               Presidential Life Corp., Sr. Note, 9.50%,              1,556,250
     1,500,000 12/15/2000
               -------------------------------------------------
               Reliance Group Holdings, Inc., Sr. Note, 9.00%,        1,306,250
     1,250,000 11/15/2000
               -------------------------------------------------   ------------
                Total                                                 5,435,491
               -------------------------------------------------   ------------
               INDUSTRIAL SERVICES--0.6%
               -------------------------------------------------
     1,000,000 EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003         1,005,000
               -------------------------------------------------   ------------
               OIL REFINING--1.5%
               -------------------------------------------------
     2,250,000 PDV America, Sr. Note, 7.25%, 8/1/1998                 2,267,957
               -------------------------------------------------   ------------
               PAPER/FOREST PRODUCTS/CONTAINERS--4.9%
               -------------------------------------------------
               Doman Industries, Ltd., Sr. Note, 8.75%,                 995,000
     1,000,000 3/15/2004
               -------------------------------------------------
     1,250,000 Fort Howard Corp., Sr. Sub. Note, 9.00%, 2/1/2006      1,358,749
               -------------------------------------------------
     1,000,000 Maxxam Group, Inc., Sr. Note, 11.25%, 8/1/2003         1,065,000
               -------------------------------------------------
     1,000,000 Repap New Brunswick, 1st Priority Sr. Secd. Note,
               9.875%, 7/15/2000                                      1,012,500
               -------------------------------------------------
     1,000,000 Repap Wisconsin, Inc., 1st Priority Sr. Secd.
               Note, 9.25%, 2/1/2002                                  1,058,750
               -------------------------------------------------
     2,000,000 (a)Stone Container Finance Co. CDA, Company
               Guarantee, 11.50%, 8/15/2006                           2,130,000
               -------------------------------------------------   ------------
                Total                                                 7,619,999
               -------------------------------------------------   ------------


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
               REAL ESTATE DEVELOPMENT--1.0%
               -------------------------------------------------
               Granite Development Partners, Sr. Note, Series B,   $  1,477,500
 $   1,500,000 10.83%, 11/15/2003
               -------------------------------------------------   ------------
               RETAIL TRADE--0.7%
               -------------------------------------------------
               (a)Nine West Group, Inc., Sr. Note, 8.375%,            1,010,000
     1,000,000 8/15/2005
               -------------------------------------------------   ------------
               SERVICES--2.0%
               -------------------------------------------------
     1,000,000 (a)Calpine Corp., Sr. Note, 8.75%, 7/15/2007           1,022,500
               -------------------------------------------------
               HMH Properties, Inc., Sr. Note, Series B, 9.50%,       1,057,500
     1,000,000 5/15/2005
               -------------------------------------------------
               Prime Hospitality Corp., Sr. Sub. Note, 9.75%,         1,060,000
     1,000,000 4/1/2007
               -------------------------------------------------   ------------
                Total                                                 3,140,000
               -------------------------------------------------   ------------
               STEEL--1.7%
               -------------------------------------------------
     1,500,000 Armco, Inc., Sr. Note, 9.375%, 11/1/2000               1,552,500
               -------------------------------------------------
               Bethlehem Steel Corp., Sr. Note, 10.375%,              1,080,000
     1,000,000 9/1/2003
               -------------------------------------------------   ------------
                Total                                                 2,632,500
               -------------------------------------------------   ------------
               TELECOMMUNICATIONS/CABLE--2.0%
               -------------------------------------------------
               Centennial Cellular Corp., Sr. Note, 8.875%,           1,020,000
     1,000,000 11/1/2001
               -------------------------------------------------
               Lenfest Communications Inc., Sr. Note, 8.375%,         1,007,500
     1,000,000 11/1/2005
               -------------------------------------------------
               Teleport Communications Group, Inc., Sr. Note,         1,097,500
     1,000,000 9.875%, 7/1/2006
               -------------------------------------------------   ------------
                Total                                                 3,125,000
               -------------------------------------------------   ------------
               TRANSPORTATION--4.1%
               -------------------------------------------------
               Eletson Holdings, Inc., 1st Mtg. Note, 9.25%,          1,541,250
     1,500,000 11/15/2003
               -------------------------------------------------
     1,389,000 Piedmont Aviation, 10.15%, 3/28/2003                   1,451,505
               -------------------------------------------------
       852,000 Piedmont Aviation, 9.90%, 1/15/2001                      862,650
               -------------------------------------------------
     1,500,000 Sea Containers Ltd., Sr. Note, 9.50%, 7/1/2003         1,552,500
               -------------------------------------------------
       896,000 USAir, Inc., 9.90%, 1/15/2001                            885,920
               -------------------------------------------------   ------------
                Total                                                 6,293,825
               -------------------------------------------------   ------------
               UTILITIES-ELECTRIC--2.2%
               -------------------------------------------------
     1,000,000 Cleveland Electric Illuminating Co., 1st Mtg.
               Bond, 9.50%, 5/15/2005                                 1,090,000
               -------------------------------------------------


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                            VALUE
 ------------- -------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
               UTILITIES-ELECTRIC--CONTINUED
               -------------------------------------------------
 $   2,218,808 (a)Tucson Electric Power Co., 10.21%, 1/1/2009      $  2,307,561
               -------------------------------------------------   ------------
                Total                                                 3,397,561
               -------------------------------------------------   ------------
                TOTAL CORPORATE BONDS (IDENTIFIED COST               41,220,583
               $39,374,399)
               -------------------------------------------------   ------------
 FOREIGN SECURITIES--1.0%
 ---------------------------------------------------------------
               TELECOMMUNICATIONS--1.0%
               -------------------------------------------------
 CAD 2,000,000 Rogers Cablesystems, Ltd., Sr. Secd. Note, 9.65%,
               1/15/2014 (IDENTIFIED COST $1,511,716)                 1,545,948
               -------------------------------------------------   ------------
 MORTGAGE BACKED SECURITIES--31.1%
 ---------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION--31.1%
               -------------------------------------------------
        35,403 Pool E00434, 7.00%, 5/1/2011                              35,809
               -------------------------------------------------
       975,488 Pool E00466, 7.00%, 1/1/2012                             986,676
               -------------------------------------------------
       993,214 Pool E00497, 7.00%, 7/1/2012                           1,004,139
               -------------------------------------------------
     1,627,552 Pool E20217, 7.00%, 1/1/2011                           1,646,202
               -------------------------------------------------
     3,643,090 Pool E20271, 7.00%, 11/1/2011                          3,684,872
               -------------------------------------------------
       702,239 Pool E64769, 7.00%, 7/1/2011                             710,292
               -------------------------------------------------
       264,596 Pool E64891, 7.00%, 7/1/2011                             267,631
               -------------------------------------------------
     1,498,267 Pool E65184, 7.00%, 8/1/2011                           1,515,450
               -------------------------------------------------
       440,315 Pool E65186, 7.00%, 8/1/2011                             445,365
               -------------------------------------------------
        58,006 Pool E65399, 7.00%, 9/1/2011                              58,671
               -------------------------------------------------
       459,199 Pool E65450, 7.00%, 10/1/2011                            464,466
               -------------------------------------------------
       283,376 Pool E65454, 7.00%, 10/1/2011                            286,626
               -------------------------------------------------
       163,361 Pool E65468, 7.00%, 10/1/2011                            165,235
               -------------------------------------------------
     2,208,871 Pool E65490, 7.00%, 10/1/2011                          2,234,205
               -------------------------------------------------
     2,821,959 Pool E65503, 7.00%, 10/1/2011                          2,854,324
               -------------------------------------------------
       304,766 Pool E65597, 7.00%, 10/1/2011                            308,261
               -------------------------------------------------
       241,313 Pool E65645, 7.00%, 11/1/2011                            244,080
               -------------------------------------------------
       643,716 Pool E65660, 7.00%, 11/1/2011                            651,099
               -------------------------------------------------
       786,446 Pool E65690, 7.00%, 11/1/2011                            795,466
               -------------------------------------------------
     1,523,500 Pool E65702, 7.00%, 11/1/2011                          1,540,973
               -------------------------------------------------



BLANCHARD FLEXIBLE INCOME FUND
-------------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT                                                        VALUE
 ------------- ---------------------------------------------   ------------
 MORTGAGE BACKED SECURITIES--CONTINUED
 -----------------------------------------------------------
 $     945,741 Pool E65703, 7.00%, 11/1/2011                   $    956,588
               ---------------------------------------------
     1,908,905 Pool E65712, 7.00%, 12/1/2011                      1,930,799
               ---------------------------------------------
       326,516 Pool E65717, 7.00%, 11/1/2011                        330,261
               ---------------------------------------------
     1,026,390 Pool E65723, 7.00%, 11/1/2011                      1,038,161
               ---------------------------------------------
       409,609 Pool E65750, 7.00%, 11/1/2011                        414,307
               ---------------------------------------------
        34,080 Pool E65759, 7.00%, 12/1/2011                         34,471
               ---------------------------------------------
     3,252,636 Pool E67171, 7.00%, 7/1/2012                       3,288,412
               ---------------------------------------------
     2,981,906 Pool E67276, 7.00%, 8/1/2012                       3,014,704
               ---------------------------------------------
        30,851 Pool G10524, 7.00%, 5/1/2011                          31,205
               ---------------------------------------------
       596,894 Pool G10556, 7.00%, 7/1/2011                         603,740
               ---------------------------------------------
       298,671 Pool G10590, 7.00%, 10/1/2011                        302,097
               ---------------------------------------------
    16,291,034 Pool G10690, 7.00%, 7/1/2012                      16,470,219
               ---------------------------------------------   ------------
                TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED     48,314,806
               COST $47,988,240)
               ---------------------------------------------   ------------
 U.S. TREASURY--37.5%
 -----------------------------------------------------------
               U.S. TREASURY BONDS--13.7%
               ---------------------------------------------
    20,000,000 7.25%, 5/15/2004                                  21,256,240
               ---------------------------------------------   ------------
               U.S. TREASURY NOTES--23.8%
               ---------------------------------------------
    35,000,000 7.00%, 7/15/2006                                  36,914,047
               ---------------------------------------------   ------------
                TOTAL U.S. TREASURY (IDENTIFIED COST             58,170,287
               $56,623,205)
               ---------------------------------------------   ------------
 (B)REPURCHASE AGREEMENT--2.9%
 -----------------------------------------------------------
     4,512,438 CS First Boston, 6.05%, dated 9/30/1997, due
               10/1/1997
               (AT AMORTIZED COST)                                4,512,438
               ---------------------------------------------   ------------
                TOTAL INVESTMENTS (IDENTIFIED COST             $153,764,062
               $150,009,998)(C)
               ---------------------------------------------   ------------

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At September 30, 1997, these securities amounted to $6,470,061 which represents 4.2% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $150,009,998. The net unrealized appreciation of investments on a federal tax basis amounts to $3,754,064 which is comprised of $3,781,564 appreciation and $27,500 depreciation at September 30, 1997.


BLANCHARD FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Note: The categories of investments are shown as a percentage of net assets
      ($155,222,701) at September 30, 1997.

The following acronyms are used throughout this portfolio:

CAD--Canadian Dollars
CDA--Community Development Administration

(See Notes which are an integral part of the Financial Statements)



BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
 ---------------------------------------------------------------
             FINANCIAL SERVICES--0.4%
             ---------------------------------------------------
 $     4,796 CMC Securities Corp. 1993-A, Series 1993-A, Class
             A2, 7.50%, 2/25/2023                                  $      4,785
             ---------------------------------------------------
     583,666 Merrill Lynch Mortgage Investors, Series 1990-I,
             Class A, 9.20%, 1/15/2011                                  583,223
             ---------------------------------------------------   ------------
             Total                                                      588,008
             ---------------------------------------------------   ------------
             GOVERNMENT/AGENCY--4.1%
             ---------------------------------------------------
   1,892,678 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-3,
             Series 1992-3, Class A2, 6.45%, 10/25/2019               1,896,823
             ---------------------------------------------------
   1,283,183 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-3,
             Series 1992-3, Class A3, 6.05%, 6/25/2021                1,287,200
             ---------------------------------------------------
   1,412,944 (a)Resolution Trust Corp. Mtg. Pass-Thru 1992-6,
             Series 1992-6, Class A4, 7.36%, 11/25/2025               1,423,542
             ---------------------------------------------------
     774,275 Resolution Trust Corp. Mtg. Pass-Thru 1992-C1,
             Series 1992-C1, Class A1, 8.80%, 8/25/2023                 781,778
             ---------------------------------------------------   ------------
              Total                                                   5,389,343
             ---------------------------------------------------   ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (IDENTIFIED COST $5,841,278)                            5,977,351
             ---------------------------------------------------   ------------
 CORPORATE BONDS--29.3%
 ---------------------------------------------------------------
             AEROSPACE/DEFENSE--0.4%
             ---------------------------------------------------
     500,000 Sequa Corp., Sr. Note, 8.75%, 12/15/2001                   511,250
             ---------------------------------------------------   ------------
             AIRLINES--0.1%
             ---------------------------------------------------
     200,000 USAir, Inc., 9.80%, 1/15/2000                              208,250
             ---------------------------------------------------   ------------
             CHEMICALS--1.9%
             ---------------------------------------------------
     500,000 Borden Chemicals & Plastics Operating, Note, 9.50%,
             5/1/2005                                                   528,750
             ---------------------------------------------------
             Harris Chemical North America, Inc., Sr. Note,             523,750
     500,000 10.25%, 7/15/2001
             ---------------------------------------------------
     300,000 ISP Holdings, Inc., Sr. Note, 9.00%, 10/15/2003            315,000
             ---------------------------------------------------
     500,000 Kaiser Aluminum & Chemical Corp., Sr. Note, 9.875%,
             2/15/2002                                                  522,500
             ---------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                           VALUE
 ----------- -------------------------------------------------   ------------
             CHEMICALS--CONTINUED
             -------------------------------------------------
 $   600,000 SIFTO Canada, Inc., Sr. Note, 8.50%, 7/15/2000      $    612,000
             -------------------------------------------------   ------------
              Total                                                 2,502,000
             -------------------------------------------------   ------------
             CONSUMER RELATED--4.0%
             -------------------------------------------------
     750,000 Chiquita Brands International Inc., Sr. Note,
             9.625%, 1/15/2004                                        795,000
             -------------------------------------------------
     800,000 HMH Properties, Inc., Sr. Note, Series B, 9.50%,
             5/15/2005                                                846,000
             -------------------------------------------------
   2,460,000 RJR Nabisco, Inc., Note, 8.75%, 7/15/2007              2,615,172
             -------------------------------------------------
   1,000,000 Revlon Consumer Products Corp., Note, 9.375%,
             4/1/2001                                               1,037,500
             -------------------------------------------------   ------------
              Total                                                 5,293,672
             -------------------------------------------------   ------------
             CONTAINERS-PAPER/PLASTIC--0.8%
             -------------------------------------------------
     500,000 Container Corp. of America, Sr. Note, 11.25%,
             5/1/2004                                                 555,000
             -------------------------------------------------
     500,000 Sea Containers Ltd., 9.50%, 7/1/2003                     517,500
             -------------------------------------------------   ------------
              Total                                                 1,072,500
             -------------------------------------------------   ------------
             ENERGY MINERALS--1.4%
             -------------------------------------------------
   2,000,000 USX Marathon Group, 5.75%, 7/1/2001                    1,962,500
             -------------------------------------------------   ------------
             ENTERTAINMENT--4.2%
             -------------------------------------------------
   1,000,000 Caesars World, Inc., Sr. Sub. Note, 8.875%,
             8/15/2002                                              1,037,500
             -------------------------------------------------
   1,000,000 Harrah's Operations, Inc., Sr. Sub. Note, 8.75%,
             3/15/2000                                              1,027,500
             -------------------------------------------------
     405,000 Host Marriot Travel Plazas Inc., Sr. Note, 9.50%,
             5/15/2005                                                430,312
             -------------------------------------------------
     900,000 Station Casinos, Inc., Sr. Sub. Note, 9.625%,
             6/1/2003                                                 904,500
             -------------------------------------------------
   1,000,000 Time Warner Entertainment Co. LP, Note, 9.625%,
             5/1/2002                                               1,116,927
             -------------------------------------------------
     600,000 Trump Atlantic City Associations, Company
             Guarantee, 11.25%, 5/1/2006                              584,250
             -------------------------------------------------
     500,000 Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                 500,000
             -------------------------------------------------   ------------
              Total                                                 5,600,989
             -------------------------------------------------   ------------
             FINANCIAL SERVICES--1.9%
             -------------------------------------------------
     500,000 Navistar Financial Corp. Owner Trust 1995-A , Sr.
             Sub. Note, 8.875%, 11/15/1998                            512,120
             -------------------------------------------------
     500,000 Presidential Life Corp., Sr. Note, 9.50%,
             12/15/2000                                               518,750
             -------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
             FINANCIAL SERVICES--CONTINUED
             ---------------------------------------------------
 $ 1,000,000 Reliance Group Holdings, Inc., Sr. Note, 9.00%,
             11/15/2000                                            $  1,045,000
             ---------------------------------------------------
     500,000 Williams Scotsman, Inc., Sr. Note, 9.875%, 6/1/2007        512,500
             ---------------------------------------------------   ------------
              Total                                                   2,588,370
             ---------------------------------------------------   ------------
             INDUSTRIAL RELATED--2.9%
             ---------------------------------------------------
     850,000 Armco, Inc., Sr. Note, 9.375%, 11/1/2000                   879,750
             ---------------------------------------------------
     350,000 Bethlehem Steel Corp., Sr. Note, 10.375%, 9/1/2003         378,000
             ---------------------------------------------------
     500,000 Exide Corp., Sr. Note, 10.75%, 12/15/2002                  531,250
             ---------------------------------------------------
     500,000 Fort Howard Corp., Sr. Sub. Note, 9.00%, 2/1/2006          543,499
             ---------------------------------------------------
     700,000 John Q. Hammon Hotels, 1st Mtg. Bond, 8.875%,
             2/15/2004                                                  710,500
             ---------------------------------------------------
     500,000 Unisys Corp., Deb., 9.50%, 7/15/1998                       503,750
             ---------------------------------------------------
     300,000 Unisys Corp., Sr. Note, 10.625%, 10/1/1999                 311,250
             ---------------------------------------------------   ------------
              Total                                                   3,857,999
             ---------------------------------------------------   ------------
             OIL REFINING--1.1%
             ---------------------------------------------------
   1,000,000 Clark Oil Refining and Corp. Del, Sr. Note, 10.50%,
             12/1/2001                                                1,035,000
             ---------------------------------------------------
     500,000 PDV America Inc., Sr. Note, 7.25%, 8/1/1998                503,991
             ---------------------------------------------------   ------------
              Total                                                   1,538,991
             ---------------------------------------------------   ------------
             PAPER PRODUCTS--2.0%
             ---------------------------------------------------
     500,000 Repap New Brunswick Inc., 1st Priority Sr. Secd.
             Note, 9.875%, 7/15/2000                                    506,250
             ---------------------------------------------------
     500,000 Repap New Brunswick Inc., Sr. Note, 9.0625%,
             7/15/2000                                                  495,000
             ---------------------------------------------------
     700,000 Repap Wisconsin, Inc., 1st Priority Sr. Secd. Note,
             9.25%, 2/1/2002                                            741,125
             ---------------------------------------------------
     700,000 Stone Container Corp., Sr. Note, 9.875%, 2/1/2001          714,875
             ---------------------------------------------------
     200,000 Stone Container Corp., Sr. Sub. Note, 11.00%,
             8/15/1999                                                  208,500
             ---------------------------------------------------   ------------
              Total                                                   2,665,750
             ---------------------------------------------------   ------------
             PRINTING & PUBLISHING--0.5%
             ---------------------------------------------------
     600,000 World Color Press Inc., Sr. Sub. Note, 9.125%,
             3/15/2003                                                  630,750
             ---------------------------------------------------   ------------
             RETAIL TRADE--0.7%
             ---------------------------------------------------
   1,000,000 Nine West Group, Inc., Sr. Note, 8.375%, 8/15/2005       1,010,000
             ---------------------------------------------------   ------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                              VALUE
 ----------- ---------------------------------------------------    ------------
 CORPORATE BONDS--CONTINUED
 ---------------------------------------------------------------
             SERVICES--1.2%
             ---------------------------------------------------
 $   600,000 Fleming Cos., Inc., Sr. Note, 10.625%, 12/15/2001      $    642,000
             ---------------------------------------------------
     500,000 Marcus Cable Operating Co. LP, Sr. Disc. Note,
             0/13.50%, 8/1/2004                                          453,750
             ---------------------------------------------------
     500,000 Prime Hospitality Corp., 1st Mtg. Bond, 9.25%,
             1/15/2006                                                   526,875
             ---------------------------------------------------    ------------
              Total                                                    1,622,625
             ---------------------------------------------------    ------------
             STEEL--0.6%
             ---------------------------------------------------
     750,000 Wheeling Pittsburgh Corp., Sr. Note, 9.375%,
             11/15/2003                                                  774,375
             ---------------------------------------------------    ------------
             TELECOMMUNICATIONS--4.0%
             ---------------------------------------------------
     750,000 Centennial Cellular Corp., Sr. Note, 8.875%,
             11/1/2001                                                   765,000
             ---------------------------------------------------
     750,000 Century Communications, Corp., Sr. Note, 9.75%,
             2/15/2002                                                   795,000
             ---------------------------------------------------
   1,000,000 Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005           1,075,000
             ---------------------------------------------------
   1,000,000 Videotron Group Ltd., Sr. Note, 10.625%, 2/15/2005        1,110,000
             ---------------------------------------------------
   1,000,000 Lenfest Communications Inc., Sr. Note, 8.375%,
             11/1/2005                                                 1,007,500
             ---------------------------------------------------
     500,000 Olympus Communications LP, Sr. Note, 10.625%,
             11/15/2006                                                  544,375
             ---------------------------------------------------    ------------
              Total                                                    5,296,875
             ---------------------------------------------------    ------------
             TEXTILE PRODUCTS--0.4%
             ---------------------------------------------------
     500,000 Dominion Textile USA Inc., Sr. Note, 8.875%,
             11/1/2003                                                   513,750
             ---------------------------------------------------    ------------
             UTILITIES-ELECTRIC--1.2%
             ---------------------------------------------------
     500,000 Jones Intercable, Inc., Sr. Note, 9.625%, 3/15/2002         537,500
             ---------------------------------------------------
   1,000,000 Long Island Lighting Co., Deb., 7.30%, 7/15/1999          1,016,131
             ---------------------------------------------------    ------------
              Total                                                    1,553,631
             ---------------------------------------------------    ------------
              TOTAL CORPORATE BONDS (IDENTIFIED COST $37,300,571)     39,204,277
             ---------------------------------------------------    ------------
 CORPORATE NOTE--0.8%
 ---------------------------------------------------------------
             TELECOMMUNICATIONS--0.8%
             ---------------------------------------------------
   1,000,000 Rogers Cablesystems Ltd., Note, 9.625%, 8/1/2002
             (identified cost $1,006,758)                              1,075,000
             ---------------------------------------------------    ------------
 U.S. TREASURY OBLIGATIONS--61.8%
 ---------------------------------------------------------------
             U.S. TREASURY NOTES--61.8%
             ---------------------------------------------------
  15,000,000 5.75%, 12/31/1998                                        15,009,375
             ---------------------------------------------------
  20,000,000 6.125%, 5/15/1998                                        20,075,000
             ---------------------------------------------------


BLANCHARD SHORT-TERM FLEXIBLE INCOME FUND
-------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT                                                              VALUE
 ----------- ---------------------------------------------------    ------------
 U.S. TREASURY OBLIGATIONS--CONTINUED
 ---------------------------------------------------------------
             U.S. TREASURY NOTES--CONTINUED
             ---------------------------------------------------
 $20,000,000 6.25%, 3/31/1999                                       $ 20,143,740
             ---------------------------------------------------
  27,000,000 6.875%, 8/31/1999                                        27,514,674
             ---------------------------------------------------    ------------
              TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST
             $82,053,737)                                             82,742,789
             ---------------------------------------------------    ------------
 (B)REPURCHASE AGREEMENT--2.9%
 ---------------------------------------------------------------
   3,832,176 CS First Boston, 6.05%, dated 9/30/1997, due
             10/1/1997 (at amortized cost)                             3,832,176
             ---------------------------------------------------    ------------
              TOTAL INVESTMENTS (IDENTIFIED COST $130,034,520)(C)   $132,831,593
             ---------------------------------------------------    ------------

(a) Denotes variable rate securities which show current rate.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $130,034,520. The net unrealized appreciation of investments on a federal tax basis amounts to $2,797,073 which is comprised of $2,812,462 appreciation and $15,389 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($133,877,535) at September 30, 1997.

The following acronym is used throughout this portfolio:

LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------


 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--94.5%
 --------------------------------------------------------
            ALASKA--4.1%
            ---------------------------------------------
 $1,000,000 Valdez, AK Marine Terminal, Revenue Refunding
            Bonds (Series B), 5.50% (BP Pipeline Inc.),
            10/1/2028                                         AA    $   983,917
            ---------------------------------------------           -----------
            CALIFORNIA--8.1%
            ---------------------------------------------
  1,000,000 California State Department of Water
            Resources, Revenue Refunding Bonds, 5.375%
            (Original Issue Yield: 5.67%), 12/1/2027          AAA       994,002
            ---------------------------------------------
  1,000,000 East Bay Municipal Utility District, CA,
            Water System Subordinated Refunding Revenue
            Bonds (Series 1996), 5.00% (FGIC
            INS)/(Original Issue Yield: 5.39%), 6/1/2026      AAA       947,502
            ---------------------------------------------           -----------
             Total                                                    1,941,504
            ---------------------------------------------           -----------
            FLORIDA--8.0%
            ---------------------------------------------
  1,000,000 Dade County, FL Water & Sewer System, Revenue
            Bonds, 5.25% (FGIC INS)/(Original Issue
            Yield: 5.70%), 10/1/2026                          AAA       979,577
            ---------------------------------------------
  1,000,000 Florida State Board of Education Capital
            Outlay, GO UT, (Series A), 5.00% (Original
            Issue Yield: 5.40%), 6/1/2027                     AA+       948,163
            ---------------------------------------------           -----------
             Total                                                    1,927,740
            ---------------------------------------------           -----------
            ILLINOIS--16.5%
            ---------------------------------------------
  1,000,000 Cook County, IL, GO UT Refunding Bonds (Series B), 5.375% (MBIA
            INS)/(Original Issue
            Yield: 5.72%), 11/15/2018                         AAA     1,001,236
            ---------------------------------------------
  1,000,000 Illinois Health Facilities Authority, Revenue
            Bonds Daily VRDNs (Healthcorp Affiliates)         Aaa     1,000,000
            ---------------------------------------------
  1,000,000 Illinois State Sales Tax, Refunding Revenue
            Bonds (Series Q), 5.50% (Original Issue
            Yield: 6.202%), 6/15/2020                         AAA     1,000,000
            ---------------------------------------------
  1,000,000 Metropolitan Pier & Exposition Authority, IL,
            Revenue Refunding Bonds, 5.25% (McCormick
            Plan Expansion Project)/(AMBAC INS)/(Original
            Issue Yield: 5.90%), 6/15/2027                    AAA       972,077
            ---------------------------------------------           -----------
             Total                                                    3,973,313
            ---------------------------------------------           -----------


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
--------------------------------------------------------------------------------


 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            INDIANA--4.2%
            ---------------------------------------------
 $1,000,000 Purdue University, IN, Student Fees Revenue
            Bonds (Series H), Weekly VRDNs (Purdue
            University, IN LOC)                               AA-   $ 1,000,000
            ---------------------------------------------           -----------
            MASSACHUSETTS--3.9%
            ---------------------------------------------
  1,000,000 Massachusetts Water Resources Authority,
            Water Revenue Bonds, 5.00% (Original Issue
            Yield: 5.35%), 12/1/2025                          AAA       942,362
            ---------------------------------------------           -----------
            MICHIGAN--4.1%
            ---------------------------------------------
  1,000,000 Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
            5.25% (Henry Ford Health System, MI)/(Original Issue Yield:
            5.70%), 11/15/2025                                AA        984,047
            ---------------------------------------------           -----------
            NEVADA--4.1%
            ---------------------------------------------
  1,000,000 Clark County, NV School District, GO UT,
            5.25% (Original Issue Yield: 5.83%),
            6/15/2017                                         AAA       996,268
            ---------------------------------------------           -----------
            NEW JERSEY--4.2%
            ---------------------------------------------
  1,000,000 New Jersey State Transportation Trust Fund
            Agency, Revenue Bonds, 5.25% (Original Issue
            Yield: 5.70%), 6/15/2016                          A+      1,004,261
            ---------------------------------------------           -----------
            NEW YORK--20.8%
            ---------------------------------------------
  1,000,000 New York City Municipal Water Finance
            Authority, Revenue Bonds, 5.50% (Original
            Issue Yield: 5.855%), 6/15/2027                   AAA     1,003,925
            ---------------------------------------------
  1,000,000 New York State Dormitory Authority, Revenue
            Bonds, 5.25% (Monte Fiore Medical
            Center)/(AMBAC and FHA INSs)/(Original Issue
            Yield: 5.53%), 2/1/2015                           AAA     1,006,724
            ---------------------------------------------
  1,000,000 New York State Local Government Assistance
            Corp., Refunding Revenue Bonds (Series B),
            5.50% (Original Issue Yield: 5.97%), 4/1/2021      A      1,003,043
            ---------------------------------------------
  1,000,000 New York State Medical Care Facilities
            Finance Agency, Revenue Refunding Bonds,
            5.375% (Presbyterian Hospital)/(Original
            Issue Yield: 5.52%), 2/15/2025                    AAA       995,669
            ---------------------------------------------
  1,000,000 Port Authority of New York and New Jersey,
            Revenue Bonds (104th Series), 5.20% (AMBAC
            INS)/(Original Issue Yield: 5.35%), 7/15/2021     AAA       990,487
            ---------------------------------------------           -----------
            Total                                                     4,999,848
            ---------------------------------------------           -----------


BLANCHARD FLEXIBLE TAX-FREE BOND FUND
-------------------------------------------------------------------------------


 SHARES OR
 PRINCIPAL                                                  CREDIT
  AMOUNT                                                    RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPALS--CONTINUED
 --------------------------------------------------------
            TEXAS--8.2%
            ---------------------------------------------
 $1,000,000 Coastal Bend Health Facilities Development
            Corp., TX, Revenue Bonds Weekly VRDNs
            (Incarnate World Health Systems)/(First
            National Bank of Chicago LOC)                     Aa3   $ 1,000,000
            ---------------------------------------------
  1,000,000 San Antonio, TX, Electric & Gas, Revenue Refunding Bonds, 5.00%
            (Original Issue Yield:
            5.275%), 2/1/2014                                 AA        980,250
            ---------------------------------------------           -----------
            Total                                                     1,980,250
            ---------------------------------------------           -----------
            WASHINGTON--4.2%
            ---------------------------------------------
  1,000,000 Port of Seattle, WA, Revenue Bonds, 5.50%
            (FGIC INS)/(Original Issue Yield: 5.80%),
            10/1/2022                                         AAA     1,008,212
            ---------------------------------------------           -----------
            WISCONSIN--4.2%
            ---------------------------------------------
  1,000,000 Wisconsin State Transportation, Revenue Bonds
            (Series B), 5.50% (Original Issue Yield:
            5.912%), 7/1/2022                                 AA-     1,004,466
            ---------------------------------------------           -----------
            TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST
            $21,420,079)                                             22,746,188
            ---------------------------------------------           -----------
 MUTUAL FUND SHARES--4.2%
 --------------------------------------------------------
    999,900 Dreyfus Tax Exempt Cash Management (AT NET
            ASSET VALUE)                                                999,900
            ---------------------------------------------           -----------
            TOTAL INVESTMENTS (IDENTIFIED COST
            $22,419,979)(A)                                         $23,746,088
            ---------------------------------------------           -----------

  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) The cost of investments for federal tax purposes amounts to $22,419,979. The unrealized appreciation of investments on a federal tax basis amounts to $1,326,109 at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($24,076,686) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company FHA--Federal Housing Administration GO--General Obligation INS--Insured LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance
UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                     BLANCHARD     BLANCHARD
                           BLANCHARD     BLANCHARD     BLANCHARD    SHORT -TERM    FLEXIBLE
                            GLOBAL    PRECIOUS METALS   FLEXIBLE      FLEXIBLE     TAX-FREE
                          GROWTH FUND   FUND, INC.    INCOME FUND   INCOME FUND    BOND FUND
------------------------  ----------- --------------- ------------  ------------  -----------
ASSETS:
------------------------
Investments in
repurchase agreements     $ 1,176,958   $ 5,492,706   $  4,512,438  $  3,832,176  $   --
------------------------
Investments in
securities                 60,074,984    63,335,105    149,251,624   128,999,417   23,746,088
------------------------  -----------   -----------   ------------  ------------  -----------
 Total investments in
 securities, at value     $61,251,942   $68,827,811   $153,764,062  $132,831,593  $23,746,088
------------------------
Cash                          --            --             --            --                72
------------------------
Income receivable             330,910       191,606      2,362,460     2,479,981      365,497
------------------------
Receivable for
investments sold            1,820,484       485,614        --            --           --
------------------------
Receivable for shares
sold                            1,350     1,250,418         72,325        46,320       41,115
------------------------
Net receivable for
foreign currency
exchange contracts sold       150,030       --             --            --           --
------------------------
Deferred organizational
costs                         --            --              15,094        17,490       16,399
------------------------  -----------   -----------   ------------  ------------  -----------
 Total assets              63,554,716    70,755,449    156,213,941   135,375,384   24,169,171
------------------------  -----------   -----------   ------------  ------------  -----------
LIABILITIES:
------------------------
Payable for investments
purchased                   1,024,123     2,114,799        --            --           --
------------------------
Payable for shares
redeemed                       60,354       605,097        272,640       497,950       24,696
------------------------
Income distribution
payable                       --            --             446,081        75,908       40,374
------------------------
Payable to Bank               --            803,519        --            625,000      --
------------------------
Payable for forward
foreign currency
exchange contracts            --            --               7,439       --           --
------------------------
Payable for taxes
withheld                        7,796         3,188        --            --
------------------------
Payable for daily
variation margin               63,340       --             --            --           --
------------------------
Accrued expenses              201,737       191,606        265,080       298,991       27,415
------------------------  -----------   -----------   ------------  ------------  -----------
 Total liabilities          1,357,350     3,718,209        991,240     1,497,849       92,485
------------------------  -----------   -----------   ------------  ------------  -----------
NET ASSETS CONSIST OF:
------------------------
Paid in capital            53,368,473    92,377,394    168,418,381   140,351,915   23,120,612
------------------------
Net unrealized
appreciation
(depreciation) of
investments, translation
of assets and
liabilities in foreign
currency, and futures
contracts                     821,161   (21,203,902)     3,746,717     2,798,583    1,326,109
------------------------
Accumulated net realized
gain (loss) on
investments, foreign
currency transactions,
and futures contracts       7,100,967    (5,605,824)   (16,630,125)   (9,171,223)    (354,461)
------------------------
Distributions in excess
of/Undistributed net
investment income             906,765     1,469,572       (312,272)     (101,740)     (15,574)
------------------------  -----------   -----------   ------------  ------------  -----------
 Total Net Assets         $62,197,366   $67,037,240   $155,222,701  $133,877,535  $24,076,686
------------------------  -----------   -----------   ------------  ------------  -----------
NET ASSET VALUE,
OFFERING PRICE AND
REDEMPTION PROCEEDS PER
SHARE:                    $     10.54   $      5.37   $       4.98  $       3.04  $      5.56
------------------------  -----------   -----------   ------------  ------------  -----------
Shares Outstanding          5,899,615    12,486,361     31,152,932    44,036,295    4,328,344
------------------------  -----------   -----------   ------------  ------------  -----------
Investments, at
identified cost           $60,621,797   $90,031,550   $150,009,998  $130,034,520  $22,419,979
------------------------  -----------   -----------   ------------  ------------  -----------
Investments, at tax cost  $60,689,138   $90,719,260   $150,009,998  $130,034,520  $22,419,979
------------------------  -----------   -----------   ------------  ------------  -----------

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROUP OF FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                        BLANCHARD   BLANCHARD
                           BLANCHARD        BLANCHARD       BLANCHARD  SHORT -TERM   FLEXIBLE
                            GLOBAL       PRECIOUS METALS    FLEXIBLE    FLEXIBLE     TAX-FREE
                          GROWTH FUND      FUND, INC.      INCOME FUND INCOME FUND  BOND FUND
------------------------  -----------    ---------------   ----------- -----------  ----------
INVESTMENT INCOME:
------------------------
Dividends                 $  376,712(a)   $    675,606(c)  $   --      $   --       $   --
------------------------
Interest                   2,434,670(b)        631,572      13,043,023  10,247,264   1,236,154
------------------------  ----------      ------------     ----------- -----------  ----------
 Total income              2,811,382         1,307,178      13,043,023  10,247,264   1,236,154
------------------------  ----------      ------------     ----------- -----------  ----------
EXPENSES:
------------------------
Management fee               645,955           744,283       1,273,719   1,095,713     169,751
------------------------
Administrative personnel
and services fee              75,000            78,467         165,355     142,259      75,000
------------------------
Custodian fees                63,163            50,200          68,539      48,762      16,080
------------------------
Transfer and dividend
disbursing agent fees
and expenses                 118,177            77,453         317,118     343,119      37,447
------------------------
Directors'/Trustees'
fees                           2,098             2,544           3,267       3,420       1,598
------------------------
Auditing fees                 20,726            21,698          20,688      12,277      26,804
------------------------
Legal fees                     2,939             2,290           1,764       1,653          85
------------------------
Portfolio accounting
fees                          49,714            54,606          57,885      49,725      43,386
------------------------
Distribution services
fee                          484,467           558,212         424,573     365,238      56,584
------------------------
Share registration costs      11,775            21,568          12,098      13,477      11,706
------------------------
Printing and postage          61,840            28,849          33,894      48,635       7,825
------------------------
Insurance premiums             2,255             1,873           1,665       2,288       1,412
------------------------
Taxes                            495               697             495         495      --
------------------------
Miscellaneous                  2,018             1,786          34,211      18,580      17,258
------------------------  ----------      ------------     ----------- -----------  ----------
 Total expenses            1,540,622         1,644,526       2,415,271   2,145,641     464,936
------------------------  ----------      ------------     ----------- -----------  ----------
WAIVERS--
------------------------
Waiver of management fee      --               --              --         (129,528)   (142,067)
------------------------
Waiver of administrative
personnel and services
fee                           --               --              --          --          (39,951)
------------------------
Waiver of distribution
services fee                  --               --              --          --          (56,584)
------------------------  ----------      ------------     ----------- -----------  ----------
 Total waivers                --               --              --         (129,528)   (238,602)
------------------------  ----------      ------------     ----------- -----------  ----------
   Net expenses            1,540,622         1,644,526       2,415,271   2,016,113     226,334
------------------------  ----------      ------------     ----------- -----------  ----------
   Net investment income
   (loss)                  1,270,760          (337,348)     10,627,752   8,231,151   1,009,820
------------------------  ----------      ------------     ----------- -----------  ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, FOREIGN
CURRENCY, AND FUTURES
CONTRACTS:
------------------------
Net realized gain (loss)
on investments, foreign
currency transactions,
and futures contracts      8,407,403        (2,561,982)      2,191,827     483,971     285,298
------------------------
Net change in unrealized
appreciation
(depreciation) of
investments, translation
of assets and liablities
in foreign currency, and
futures contracts         (1,721,197)       (9,413,528)      2,926,980   1,694,128     784,728
------------------------  ----------      ------------     ----------- -----------  ----------
 Net realized and
 unrealized gain (loss)
 on investments            6,686,206       (11,975,510)      5,118,807   2,178,099   1,070,026
------------------------  ----------      ------------     ----------- -----------  ----------
   Change in net assets
   resulting from
   operations             $7,956,966      $(12,312,858)    $15,746,559 $10,409,250  $2,079,846
------------------------  ----------      ------------     ----------- -----------  ----------

(a) Net of Foreign taxes withheld $33,962.
(b) Net of Foreign taxes withheld $4,228.
(c) Net of Foreign taxes withheld $47,201.
(See Notes which are an integral part of the Financial Statements)


THE BLANCHARD GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                       BLANCHARD GLOBAL                         BLANCHARD PRECIOUS
                                          GROWTH FUND                           METALS FUND, INC.
                            ---------------------------------------  ----------------------------------------
                             YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED
                            SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,
                                1997          1996         1996          1997          1996          1996
 ----------------           ------------- ------------- -----------  ------------- ------------- ------------
 INCREASE
 (DECREASE) IN
 NET ASSETS:
 ----------------
 OPERATIONS--
 ----------------
 Net investment
 income/operating
 (loss)                      $ 1,270,760   $   465,544  $   295,860   $  (337,348)  $  (500,885) $ (1,069,928)
 ----------------
 Net realized
 gain (loss) on
 investments,
 foreign currency
 transactions and
 futures
 contracts                     8,407,403     6,148,207    8,019,815    (2,561,982)   10,615,594    13,950,013
 ----------------
 Net change in
 unrealized
 appreciation/depreciation
 of investments,
 translation of
 assets and
 liablities in
 foreign
 currency, and
 futures
 contracts                    (1,721,197)   (5,394,534)   5,636,916    (9,413,528)  (19,953,719)   13,616,081
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 operations                    7,956,966     1,219,217   13,952,591   (12,312,858)   (9,839,010)   26,496,166
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 DISTRIBUTIONS TO
 SHAREHOLDERS--
 ----------------
 Distributions
 from net
 investment
 income                       (1,170,525)      --          (295,860)   (2,843,687)      --            --
 ----------------
 Distributions
 from net
 realized gains              (12,602,965)                             (20,849,369)      --            --
 ----------------
 Distributions in
 excess of net
 investment
 income                          --            --          (274,732)      --            --            --
 ----------------
 Tax return of
 capital                         --            --           --            --            --            --
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 distributions
 to shareholders             (13,773,490)      --          (570,592)  (23,693,056)      --            --
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 SHARE
 TRANSACTIONS--
 ----------------
 Proceeds from
 sale of shares               10,109,624     8,636,590    5,765,409    60,617,474    35,684,735   103,376,874
 ----------------
 Net asset value
 of shares issued
 to shareholders
 in payment of
 distributions
 declared                     13,095,694       --           548,261    21,735,905       --            --
 ----------------
 Cost of shares
 redeemed                    (23,098,557)  (13,130,249) (35,601,975)  (67,198,114)  (67,247,212)  (75,865,525)
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Change in net
 assets
 resulting from
 share
 transactions                    106,761    (4,493,659) (29,288,305)   15,155,265   (31,562,477)   27,511,349
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
  Change in net
  assets                      (5,709,763)   (3,274,442) (15,906,306)  (20,850,649)  (41,401,487)   54,007,515
 ----------------
 NET ASSETS:
 ----------------
 Beginning of
 period                       67,907,129    71,181,571   87,087,877    87,887,889   129,289,376    75,281,861
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 End of period               $62,197,366   $67,907,129  $71,181,571   $67,037,240   $87,887,889  $129,289,376
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Undistributed
 net investment
 income included
 in net assets at
 end of period               $   906,765   $   818,136  $   --        $ 1,469,572   $ 2,856,971  $  1,904,789
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
 Net gain (loss)
 as computed for
 federal tax
 purposes                    $ 7,911,101   $ 6,561,362  $ 5,881,028   $    76,050   $ 9,039,433  $ 12,174,374
 ----------------            -----------   -----------  -----------   -----------   -----------  ------------
                                       BLANCHARD FLEXIBLE
                                           INCOME FUND
                            --------------------------------------------
                             YEAR ENDED    PERIOD ENDED    YEAR ENDED
                            SEPTEMBER 30,  SEPTEMBER 30,    APRIL 30,
                                1997           1996           1996
--------------------------- -------------- -------------- --------------
 INCREASE
 (DECREASE) IN
 NET ASSETS:
---------------------------
 OPERATIONS--
---------------------------
 Net investment
 income/operating
 (loss)                      $10,627,752   $  5,059,729   $  14,539,300
---------------------------
 Net realized
 gain (loss) on
 investments,
 foreign currency
 transactions and
 futures
 contracts                     2,191,827        175,174         480,236
---------------------------
 Net change in
 unrealized
 appreciation/depreciation
 of investments,
 translation of
 assets and
 liablities in
 foreign
 currency, and
 futures
 contracts                     2,926,980      2,016,909       5,042,160
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 operations                   15,746,559      7,251,812      20,061,696
--------------------------- -------------- -------------- --------------
 DISTRIBUTIONS TO
 SHAREHOLDERS--
---------------------------
 Distributions
 from net
 investment
 income                      (10,302,558)    (5,012,727)    (15,359,777)
---------------------------
 Distributions
 from net
 realized gains                  --             --             --
---------------------------
 Distributions in
 excess of net
 investment
 income                          --             --             --
---------------------------
 Tax return of
 capital                        (342,877)       (48,762)       --
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 distributions
 to shareholders             (10,645,435)    (5,061,489)    (15,359,777)
--------------------------- -------------- -------------- --------------
 SHARE
 TRANSACTIONS--
---------------------------
 Proceeds from
 sale of shares               33,454,106     13,294,718      60,702,516
---------------------------
 Net asset value
 of shares issued
 to shareholders
 in payment of
 distributions
 declared                      8,400,717      4,042,963      11,757,432
---------------------------
 Cost of shares
 redeemed                    (79,085,787)   (38,410,603)   (133,349,811)
--------------------------- -------------- -------------- --------------
 Change in net
 assets
 resulting from
 share
 transactions                (37,230,964)   (21,072,922)    (60,889,863)
--------------------------- -------------- -------------- --------------
  Change in net
  assets                     (32,129,840)   (18,882,599)    (56,187,944)
---------------------------
 NET ASSETS:
---------------------------
 Beginning of
 period                      187,352,541    206,235,140     262,423,084
--------------------------- -------------- -------------- --------------
 End of period              $155,222,701   $187,352,541   $ 206,235,140
--------------------------- -------------- -------------- --------------
 Undistributed
 net investment
 income included
 in net assets at
 end of period              $    --        $    --        $    --
--------------------------- -------------- -------------- --------------
 Net gain (loss)
 as computed for
 federal tax
 purposes                   $  1,771,520   $ (1,335,786)  $  (3,223,064)
--------------------------- -------------- -------------- --------------

(See Notes which are an integral part of the Financial Statements)


THE BLANCHARD GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    BLANCHARD SHORT-TERM                         BLANCHARD FLEXIBLE
                                    FLEXIBLE INCOME FUND                         TAX-FREE BOND FUND
                          ------------------------------------------  -----------------------------------------
                           YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED   YEAR ENDED
                          SEPTEMBER 30,  SEPTEMBER 30,   APRIL 30,    SEPTEMBER 30,  SEPTEMBER 30,  APRIL 30,
                              1997           1996           1996          1997           1996          1996
------------------------  -------------  -------------  ------------  -------------  ------------- ------------
INCREASE (DECREASE) IN
NET ASSETS:
------------------------
OPERATIONS--
------------------------
Net investment income     $  8,231,151   $  3,640,476   $  3,088,222  $  1,009,820    $   461,956  $    960,342
------------------------
Net realized gain (loss)
on investments, foreign
currency transactions
and futures contracts          483,971        (42,344)       511,538       285,298         39,445       891,432
------------------------
Net change in unrealized
appreciation/
depreciation of
investments, translation
of assets and liablities
in foreign currency, and
futures contracts            1,694,128        526,658        767,013       784,728        594,290      (406,293)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from
 operations                 10,409,250      4,124,790      4,366,773     2,079,846      1,095,691     1,445,481
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
DISTRIBUTIONS TO
SHAREHOLDERS--
------------------------
Distributions from net
investment income           (8,210,879)    (3,150,985)    (3,088,222)   (1,005,915)      (445,952)     (960,342)
------------------------
Distributions from net
realized gains                 (45,361)       --             --            --             --            --
------------------------
Distributions in excess
of net investment income       --             --              (4,918)      --             --             (8,706)
------------------------
Tax return of capital          --            (529,561)       --            --             --            --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from
 distributions to
 shareholders               (8,256,240)    (3,680,546)    (3,093,140)   (1,005,915)      (445,952)     (969,048)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
SHARE TRANSACTIONS--
------------------------
Proceeds from sale of
shares                      34,559,663     12,700,025     13,369,396    10,279,470      6,936,750    26,287,368
------------------------
Proceeds from shares
issued in connection
with the acquisition of
Blanchard Short-Term
Global Income Fund             --             --         174,188,041       --             --            --
------------------------
Net asset value of
shares issued to
shareholders in payment
of distributions
declared                     7,218,527      3,194,311      2,652,603       919,487        411,088       750,232
------------------------
Cost of shares redeemed    (68,087,183)   (36,071,531)   (37,161,711)  (10,766,336)    (8,149,963)  (24,287,075)
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
 Change in net assets
 resulting from share
 transactions              (26,308,993)   (20,177,195)   153,048,329       432,621       (802,125)    2,750,525
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
   Change in net assets    (24,155,983)   (19,732,951)   154,321,962     1,506,552       (152,386)    3,226,958
------------------------
NET ASSETS:
------------------------
Beginning of period        158,033,518    177,766,469     23,444,507    22,570,134     22,722,520    19,495,562
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
End of period             $133,877,535   $158,033,518   $177,766,469  $ 24,076,686    $22,570,134  $ 22,722,520
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
Undistributed net
investment income
included in net assets
at end of period          $    --        $    --        $    --       $    --         $   --       $    --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------
Net gain (loss) as
computed for federal tax
purposes                  $    483,971   $     87,710   $    493,015  $    --         $   --       $    --
------------------------  ------------   ------------   ------------  ------------    -----------  ------------

(See Notes which are an integral part of the Financial Statements)


                      [This Page Intentionally Left Blank]

                                       63

BLANCHARD GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      NET REALIZED AND                                                        DISTRIBUTIONS
                                         UNREALIZED                                                              FROM NET
                                        GAIN/(LOSS)                                                           REALIZED GAINS
                            NET        ON INVESTMENTS,                                                       ON INVESTMENTS,
    YEAR       NET ASSET INVESTMENT       FUTURES                  DISTRIBUTIONS DISTRIBUTIONS                   FUTURES
    ENDED        VALUE    INCOME/      CONTRACTS, AND  TOTAL FROM    FROM NET     IN EXCESS OF     TAX        CONTRACTS, AND
  APRIL30/     BEGINNING OPERATING    FOREIGN CURRENCY INVESTMENT   INVESTMENT   NET INVESTMENT   RETURN     FOREIGN CURRENCY
SEPTEMBER 30,  OF PERIOD   (LOSS)       TRANSACTIONS   OPERATIONS     INCOME       INCOME(E)    OF CAPITAL     TRANSACTIONS
-------------  --------- ----------   ---------------- ----------  ------------- -------------- ----------   ----------------
BGGF
1993            $ 9.92      0.25            0.32          0.57         (0.30)          --           --            (0.19)
1994            $10.00      0.03            1.29          1.32          --             --           --            (1.28)
1995            $10.04      0.08           (0.19)        (0.11)         --             --           --              --
1996            $ 9.71      0.04            1.86          1.90         (0.04)        (0.04)         --              --
1996(a)         $11.53      0.08            0.13          0.21          --             --           --              --
1997            $11.74      0.23            1.04          1.27         (0.21)          --           --            (2.26)
BPMF
1993            $ 5.04     (0.08)(h)        1.87(h)       1.79          --             --           --              --
1994            $ 6.83     (0.11)(h)        2.01(h)       1.90          --             --           --              --
1995            $ 8.73     (0.02)          (0.41)        (0.43)         --             --         (0.09)          (0.03)
1996            $ 7.12     (0.10)           2.75          2.65          --             --           --              --
1996(a)         $ 9.77     (0.10)          (0.77)        (0.87)         --             --           --              --
1997            $ 8.90     (0.02)          (0.96)        (0.98)        (0.30)          --           --            (2.25)
BFIF
1993(b)         $ 5.00      0.21            0.09          0.30         (0.21)          --           --              --
1994            $ 5.09      0.40           (0.17)         0.23         (0.36)          --         (0.03)          (0.08)
1995            $ 4.85      0.30           (0.13)         0.17         (0.00)(i)       --         (0.31)            --
1996            $ 4.71      0.28            0.10          0.38         (0.31)          --           --              --
1996(a)         $ 4.78      0.15            0.04          0.19         (0.13)          --         (0.00)(i)         --
1997            $ 4.84      0.30            0.15          0.45         (0.30)          --         (0.01)            --
BSTFIF
1993(c)         $ 3.00      0.00(i)         0.00(i)       0.00(i)      (0.00)(i)       --           --            (0.00)(i)
1994            $ 3.00      0.17           (0.06)         0.11         (0.17)          --           --            (0.01)
1995            $ 2.93      0.15             --           0.15         (0.14)        (0.00)(i)      --              --
1996            $ 2.94      0.22             --           0.22         (0.17)        (0.00)(i)      --              --
1996(a)         $ 2.99      0.07            0.01          0.08         (0.06)        (0.00)(i)    (0.01)            --
1997            $ 3.00      0.17            0.04          0.21         (0.17)          --           --            (0.00)(i)
BFTFBF
1994(d)         $ 5.00      0.18           (0.20)        (0.02)        (0.18)          --           --            (0.03)
1995            $ 4.77      0.24            0.26          0.50         (0.23)        (0.01)         --              --
1996            $ 5.03      0.22            0.13          0.35         (0.22)          --           --              --
1996(a)         $ 5.16      0.11            0.15          0.26         (0.11)          --           --              --
1997            $ 5.31      0.25            0.25          0.50         (0.25)          --           --              --
                DISTRIBUTIONS
                 IN EXCESS OF
                 NET REALIZED
                   GAINS ON
                 INVESTMENTS,
    YEAR           FUTURES
    ENDED       CONTRACTS, AND
  APRIL30/     FOREIGN CURRENCY
SEPTEMBER 30,  TRANSACTIONS(E)
-------------  ----------------
BGGF
1993                  --
1994                  --
1995                (0.22)
1996                  --
1996(a)               --
1997                  --
BPMF
1993                  --
1994                  --
1995                (1.06)
1996                  --
1996(a)               --
1997                  --
BFIF
1993(b)               --
1994                  --
1995                  --
1996                  --
1996(a)               --
1997                  --
BSTFIF
1993(c)               --
1994                  --
1995                  --
1996                  --
1996(a)               --
1997                  --
BFTFBF
1994(d)               --
1995                  --
1996                  --
1996(a)               --
1997                  --

  * Computed on an annualized basis.
(a) The Funds have changed their fiscal year end from April 30 to September 30. Reflects operations for the period from May 1, 1996 to September 30, 1996.
(b) Reflects operations for the period from November 2, 1992 (commencement of operations) to April 30, 1993.
(c) Reflects operations for the period from April 16, 1993 (commencement of operations) to April 30, 1993.
(d) Reflects operations for the period from August 12, 1993 (commencement of operations) to April 30, 1994.
(e) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(f) Based on net asset value.
(g) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(h) Calculated based on average shares outstanding-prior years amounts restated for comparative purposes.
(i) Less than one cent per share.
(j) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
(See Notes which are an integral part of the Financial Statements)



                                        RATIOS TO AVERAGE NET ASSETS
                                    ------------------------------------
                                                NET
                                             INVESTMENT                   NET ASSETS,
               NET ASSET                      INCOME/       EXPENSE           END        AVERAGE    PORTFOLIO
    TOTAL      VALUE, AND   TOTAL            OPERATING      WAIVER/        OF PERIOD   COMMISSIONS  TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN(F) EXPENSES   (LOSS)   REIMBURSEMENT(G) (000 OMITTED) RATE PAID(J)   RATE
-------------  ---------- --------- -------- ---------- ---------------- ------------- ------------ ---------
    (0.49)       $10.00      6.08%   2.40%      1.72%          --          $ 84,780         --        138%
    (1.28)       $10.04     12.91%   2.61%      0.67%          --          $109,805         --        166%
    (0.22)       $ 9.71     (1.04%)  2.51%      0.76%          --          $ 87,088         --        221%
    (0.08)       $11.53     19.68%   2.54%      0.38%          --          $ 71,182         --         91%
     --          $11.74      1.91%   2.52%*     1.60%*         --          $ 67,907      $0.0040       47%
    (2.47)       $10.54     13.20%   2.39%      1.97%          --          $ 62,197      $0.0049       49%
     --          $ 6.83     35.50%   3.24%     (1.46%)         --          $ 32,636         --         66%
     --          $ 8.73     27.80%   2.46%     (1.21%)         --          $ 68,092         --        174%
    (1.18)       $ 7.12     (4.39%)  2.49%     (1.48%)         --          $ 75,282         --        116%
     --          $ 9.77     37.03%   2.36%     (1.27%)         --          $129,289         --        176%
     --          $ 8.90     (8.90%)  2.32%*    (1.13%)*        --          $ 87,888      $0.0199       36%
    (2.55)       $ 5.37    (15.24%)  2.21%     (0.45%)         --          $ 67,037      $0.0125       97%
    (0.21)       $ 5.09      6.17%   0.20%*     9.02%*         --          $315,845         --        129%
    (0.47)       $ 4.85      4.11%   1.30%      7.10%          --          $550,254         --        346%
    (0.31)       $ 4.71      3.74%   1.58%      6.52%          --          $262,423         --        455%
    (0.31)       $ 4.78      8.06%   1.56%      6.06%          --          $206,235         --        347%
    (0.13)       $ 4.84      3.95%   1.59%*     7.38%*       0.01%*        $187,353         --         87%
    (0.31)       $ 4.98      9.53%   1.42%      6.26%          --          $155,223         --        101%
    (0.00)(i)    $ 3.00      0.15%   3.03%*     3.89%*         --          $  2,000         --         36%
    (0.18)       $ 2.93      3.72%   0.63%      5.64%        1.42%         $ 42,381         --        212%
    (0.14)       $ 2.94      5.34%   1.38%      4.80%        0.75%         $ 23,445         --         84%
    (0.17)       $ 2.99      7.47%   1.44%      5.49%        0.40%         $177,766         --        291%
    (0.07)       $ 3.00      2.61%   1.39%*     5.26%*       0.25%*        $158,034         --         21%
    (0.17)       $ 3.04      7.24%   1.38%      5.63%        0.09%         $133,878         --         80%
    (0.21)       $ 4.77     (0.48%)  0.00%*     6.79%*       2.22%*        $ 23,267         --        190%
    (0.24)       $ 5.03     10.74%   1.00%      4.87%        1.17%         $ 19,496         --        170%
    (0.22)       $ 5.16      6.86%   1.05%      4.43%        1.25%         $ 22,723         --        275%
    (0.11)       $ 5.31      5.02%   1.01%*     4.83%*       1.23%*        $ 22,570         --         25%
    (0.25)       $ 5.56      9.59%   1.00%      4.46%        1.05%         $ 24,077         --        163%


BLANCHARD GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

(1) ORGANIZATION

Blanchard Group of Funds consists of Blanchard Funds (the "Trust") and Blanchard Precious Metals Fund, Inc. (the "Company") which are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Trust consists of six portfolios. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

         PORTFOLIO NAME            DIVERSIFICATION           INVESTMENT OBJECTIVE
         --------------            ---------------           --------------------
Blanchard Global Growth Fund         diversified   Long-term capital growth.
 ("BGGF")
Blanchard Precious Metal Fund,          non-       Long-term capital appreciation and
 Inc. ("BPMF")                       diversified   preservation of purchasing power
                                                   through investments in
                                                   physical precious metals,
                                                   such as gold, silver,
                                                   platinum and palladium, and
                                                   in securities of companies
                                                   involved in precious metals.
                                                   A secondary objective of the
                                                   Fund is to reduce the risk of
                                                   loss of capital and decrease
                                                   the volatility often
                                                   associated with precious
                                                   metals investments by
                                                   changing the allocation of
                                                   its assets from precious
                                                   metals securities to physical
                                                   precious metals and/or
                                                   investing in short-term
                                                   instruments and government
                                                   securities during periods
                                                   when the Fund's portfolio
                                                   manager believes the precious
                                                   metals markets may experience
                                                   declines.
Blanchard Flexible Income Fund diversified High current income while seeking
 ("BFIF") opportunities for capital appreciation.
Blanchard Short-Term Flexible diversified High current income while seeking
 Income Fund ("BSTFIF") opportunities for capital appreciation.
Blanchard Flexible Tax-Free Bond     diversified   High level of current interest income
 Fund ("BFTFBF")                                   exempt from federal income tax,
                                                   consistent with the preservation of
                                                   capital.

In addition, the Trust offers Blanchard Asset Allocation Fund which is presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity foreign valued at the last sale price reported on a national securities exchange. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign or domestic securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in open-end regulated investment companies are valued at net asset value. Foreign government and corporate bonds are valued at the last sales price reported on a national exchange. If the last sales price is not available the securities are valued at the mean of the latest bid and ask price as furnished by an independent pricing service.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

  Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. In addition, BPMF and BFIF reclassed a tax return of capital. The following reclassifications have been made to the financial statements as of September 30, 1997.

                                    INCREASE (DECREASE)
                -------------------------------------------------------------
                                               UNDISTRIBUTED NET INVESTMENT
       FUND      PAID-IN    ACCUMULATED NET   INCOME/ DISTRIBUTIONS IN EXCESS
       NAME      CAPITAL   REALIZED GAIN/LOSS    OF NET INVESTMENT INCOME
   ------------ ---------  ------------------ -------------------------------
   BGGF               --      $    11,606               $  (11,606)
   BPMF         $ 120,846      (1,911,826)               1,790,980
   BFIF          (342,877)       (258,682)                 601,559

  Net investment income, net realized gain/losses, and net assets were not affected by this change.

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  At September 30, 1997, BFIF, BSTFIF, and BFTFBF, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

   FUNDS   TOTAL TAX LOSS CARRYFORWARD
   ------  ---------------------------
   BFIF            $16,630,124
   BSTFIF            9,125,862
   BFTFBF              354,460

  Pursuant to the Code, such capital loss carryforwards will expire as follows:

                 BFIF                               BSTFIF
   ---------------------------------------------------------------------
   EXPIRATION YEAR   EXPIRATION AMOUNT EXPIRATION YEAR EXPIRATION AMOUNT
   ---------------   ----------------- --------------- -----------------
        2002            $12,071,274         2003          $9,125,862
        2003              3,223,064
        2004              1,335,786

                BFTFBF
   ------------------------------------
   EXPIRATION YEAR   EXPIRATION AMOUNT
   ---------------   -----------------
        2003             $354,460



BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  Additionally, net capital losses, as noted below, attributable to security transactions incurred after October 31, 1996 are treated as arising on October 1, 1997 the first day of the Funds' next taxable year.

   FUND   TOTAL TAX LOSS PUSHFORWARD
   ----   --------------------------
   BPMF           $4,504,362
   BFIF              157,286

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FUTURES CONTRACTS--BGGF purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended September 30, 1997, BGGF had realized gains on futures contracts of $5,426,009. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At September 30, 1997, BGGF had outstanding futures contracts as set forth below:

                                                  UNREALIZED
    EXPIRATION                                   APPRECIATION
      DATE        CONTRACTS TO RECEIVE POSITION (DEPRECIATION)
   -----------    -------------------- -------- --------------
   December 1997         20 S&P 500      Long      $332,326
   December 1997        4 Long Gilt      Long        17,265
   December 1997         5 Notional      Long         3,412
   December 1997           7 CAC 40      Long           773
   December 1997             7 Bund      Long        15,831
   December 1997              3 DAX      Long        28,979
   December 1997     221 Nikkei 300      Long      (195,176)
   December 1997          12 T Bond      Long        43,438
   December 1997          11 T Note      Long        20,875
   December 1997        5 ALL--Ords      Long           253
   December 1997            5 FT-SE      Long        81,577
                                                   --------
   Net Unrealized Appreciation on
    Futures Contracts                              $349,553

  FOREIGN EXCHANGE CONTRACTS--BGGF, BPMF, BFIF, and BSTFIF may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. BGGF, BPMF, BFIF, and BSTFIF may enter into these contracts for the purchase or sale of a specific foreign currency at a


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
  fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Funds foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Funds foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1997, only BGGF and BFIF had outstanding foreign exchange contracts as set forth below:

                                     BGGF

                                          CONTRACTS TO     IN                     UNREALIZED
                            SETTLEMENT      DELIVER/    EXCHANGE   CONTRACTS AT  APPRECIATION
                               DATE         RECEIVE        FOR        VALUE     (DEPRECIATION)
                         ---------------- ------------ ----------- ------------ --------------
   CONTRACTS PURCHASED:
    Australian Dollar        10/2/97          517,000  $   388,913 $   387,621     $  1,292
    Australian Dollar         1/5/98          330,000      240,059     240,195         (136)
    Swiss Franc              10/2/97        7,812,500    5,368,856   5,372,931       (4,075)
    Deutsche Mark            12/23/97       3,787,600    2,147,104   2,155,278       (8,174)
    French Franc          10/2/97-1/5/98   15,903,400    2,662,152   2,687,859      (25,707)
    British Pound            12/23/97         907,200    1,457,870   1,457,897          (27)
    Netherlands Guilder      10/2/97        3,975,000    1,998,692   1,997,458        1,234
   CONTRACTS SOLD:
    Swiss Franc          10/2/97-12/23/97  14,772,000   10,111,286  10,205,532       94,246
    Deutsche Mark            12/23/97         971,000      552,489     552,533           44
    French Franc             10/2/97        9,246,200    1,553,066   1,558,737        5,671
    British Pound            12/23/97         127,000      204,286     204,093         (193)
    Japanese Yen             12/18/97     414,228,700    3,460,752   3,472,727       11,975
    Netherlands Guilder  10/2/97-12/23/97   7,950,000    3,931,396   4,005,276       73,880
                                                                                   --------
   Net Unrealized Appreciation on Foreign Exchange Contracts                       $150,030
                                                                                   ========


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
                                     BFIF

                                                   IN                    UNREALIZED
                    SETTLEMENT  CONTRACTS TO    EXCHANGE  CONTRACTS AT  APPRECIATION
                       DATE    DELIVER/RECEIVE    FOR        VALUE     (DEPRECIATION)
                    ---------- --------------- ---------- ------------ --------------
   Contracts Sold:
   Canadian Dollar   12/15/97     2,200,000    $1,591,320  $1,598,759     ($7,439)
                                                                          -------
   Net Unrealized Depreciation on Foreign Exchange Contracts              ($7,439)
                                                                          -------

  FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal or international securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------

  Additional information on each restricted security held by BGGF at September 30, 1997 is as follows:

   SECURITY                       ACQUISITION DATE ACQUISITION COST
   -----------------------------  ---------------- ----------------
   Chilectra S.A. ADR                     7/19/96      $91,177
   Daewoo Heavy Industries, Pfd.   2/3/95-4/12/95       49,952
   Samsung Electronics Co., GDR            1/3/95          917
   Dong Bang Forwarding Co.        2/3/95-5/29/95       74,380

  Additional information on each restricted security held by BPMF at September 30, 1997 is as follows:

   SECURITY                     ACQUISITION DATE  ACQUISITION COST
   ---------------------------  ----------------- ----------------
   Eldorado Gold Corp. Ltd.     04/08/96-08/14/97     $433,523
   Geomaque Explorations Ltd.,
   Warrants                               3/11/97      827,565
   Lone Star Exploration          2/26/96-3/26/97      587,746

  Additional information on each restricted security held by BFIF at September 30, 1997 is as follows:

   SECURITY                      ACQUISITION DATE  ACQUISITION COST
   ---------------------------  ------------------ ----------------
   Calpine Corp.                          7/2/1997    $  996,412
   Nine West Group, Inc.                  7/1/1997       999,012
   Stone Container Finance Co.            8/9/1996     2,000,000
   Tucson Electric Power Co.    2/10/1993-12/22/93     2,098,170

  CHANGE IN FISCAL YEAR--The Funds changed their fiscal year-end from April 30 to September 30 beginning May 1, 1996.

  DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Articles of Incorporation permit the Directors to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                           BGGF                                       BPMF
                          ---------------------------------------  ------------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,   YEAR ENDED
                              1997          1996         1996          1997          1996      APRIL 30, 1996
                          ------------- ------------- -----------  ------------- ------------- --------------
Shares sold                    973,160       748,872      559,635     9,876,823     3,728,778    11,891,108
Shares issued to
shareholders in payment
of distributions
declared                     1,381,403           --        52,311     3,428,378           --            --
Shares redeemed             (2,237,898)   (1,137,138)  (3,413,086)  (10,697,610)   (7,081,402)   (9,230,002)
                           -----------   -----------  -----------   -----------   -----------   -----------
Net change resulting
from share transactions        116,665      (388,266)  (2,801,140)    2,607,591    (3,352,624)    2,661,106
                           ===========   ===========  ===========   ===========   ===========   ===========
                                           BFIF                                      BSTFIF
                          ---------------------------------------  ------------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED    YEAR ENDED   PERIOD ENDED    YEAR ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,   SEPTEMBER 30, SEPTEMBER 30,   APRIL 30,
                              1997          1996         1996          1997          1996           1996
                          ------------- ------------- -----------  ------------- ------------- --------------
Shares sold                  6,828,666     2,777,685   12,498,920    11,452,843     4,248,564     4,477,310
Shares issued in
connection with the
acquisition of Blanchard
Short-Term Global Income
Fund                               --            --           --            --            --     57,869,781
Shares issued to
shareholders in payment
of distributions
declared                     1,711,576       844,211    2,424,612     2,391,887     1,070,524       888,044
Shares redeemed            (16,127,237)  (8,034 ,939) (27,527,713)  (22,560,468)  (12,096,346)  (11,691,202)
                           -----------   -----------  -----------   -----------   -----------   -----------
Net change resulting
from share transactions     (7,586,995)   (4,413,043) (12,604,181)   (8,715,738)   (6,777,258)   51,543,933
                           ===========   ===========  ===========   ===========   ===========   ===========
                                          BFTFBF
                          ---------------------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED
                          SEPTEMBER 30, SEPTEMBER 30,  APRIL 30,
                              1997          1996         1996
                          ------------- ------------- -----------
Shares sold                  1,901,018     1,341,280    5,015,985
Shares issued to
shareholders in payment
of distributions
declared                       169,611        78,775      142,764
Shares redeemed             (1,995,557)   (1,571,250)  (4,631,991)
                           -----------   -----------  -----------
Net change resulting
from share transactions         75,072      (151,195)     526,758
                           ===========   ===========  ===========


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE--Virtus Capital Management, Inc., the Trust's manger (the "Manager"), receives for its services an annual management fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                                 ANNUAL RATE
 ------ -----------------------------------------------------------------------
 BGGF   1.00% of the first 150 million, 0.875% of the excess of 150 million but not exceeding 300 million, 0.75% in excess of 300 million
 BPMF   1.00% of the first 150 million, 0.875% of the excess of 150 million but not exceeding 300 million, 0.75% in excess of 300 million
 BFIF   0.75%
 BSTFIF 0.75%
 BFTFBF 0.75%

The Manager may voluntarily choose to waive a portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion.

SUB-ADVISORY FEE--To provide portfolio advisory services for the Funds, the Manager has entered into sub-advisory agreements with the sub-advisers listed below. Under the terms of each sub-advisory agreement, the Manager will pay each sub-adviser a fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                 SUB-ADVISER                         ANNUAL RATE
 ------ --------------------------------------- -------------------------------
 BGGF   Mellon Capital Mortgage Corp.           0.375% of the first $100
                                                million, 0.350% of the excess
                                                of $100 million but not
                                                exceeding $150 million, 0.325%
                                                of the excess of $150 million
 BPMF   Cavelti Capital Management, Ltd.        0.30% of the first $150
                                                million, 0.2625% of the excess
                                                of $150 million but less than
                                                $300 million, and 0.255% in
                                                excess of $300 million
 BFIF   OFFITBANK                               0.30% of the first $25 million,
                                                0.25% of the next $25 million,
                                                and 0.20% in excess of $50
                                                million
 BSTFIF OFFITBANK                               0.30% of the first $25 million,
                                                0.25% of the next $25 million,
                                                and 0.20% in excess of $50
                                                million
 BFTFBF United States Trust Company of New York               0.20%

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds and The Virtus Funds for the period. FAS may voluntarily choose to waive a portion of its fee. The administrative fee received during the period of the Administrative Services Agreement shall be at least $75,000 per portfolio. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
result in the sale of the Fund's Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the BFIF, BSTFIF, and BFTFBF and up to 0.75% of the average daily net assets of BGGF and BPMF, annually, to reimburse FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Signet Trust Company is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--The Funds' Manager paid the organization expenses of the Funds listed below incurred prior to the public offering of its shares. The Funds reimbursed the Manager for these expenses and has deferred and is amortizing such expenses over five years from the date of commencement of the Funds operations. Organizational expenses paid is as follows:

FUND    ORGANIZATIONAL EXPENSES
------  -----------------------
BFIF           $151,712
BSTFIF           80,724
BFTFBF           89,448

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997 were as follows:

FUND     PURCHASES      SALES
------  ------------ -----------
BGGF    $ 44,853,363 $18,165,537
BPMF      63,481,368  66,049,224
BFIF     164,757,771 202,202,473
BSTFIF   109,275,828 128,141,491
BFTFBF    35,259,413  35,460,535


BLANCHARD GROUP OF FUNDS
-------------------------------------------------------------------------------
(6) CONCENTRATION OF CREDIT RISK

BGGF, BPMF, and BFIF invest in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

(7) PROPOSED FUND MERGER

On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). It is anticipated that the merger will be consummated on or about November 28, 1997.

As a result of this First Union merger, First Union will succeed to the investment advisory and functions formerly performed for the Funds by various units of Signet and various unaffiliated parties.

The Board of Trustees/Directors of the Funds has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds (the "Acquiring Funds") that is advised by affiliates of First Union. The reorganization would result in the liquidation and termination of the Funds. Pursuant to the reorganization, shareholders of the Funds will receive, tax-free, the number of shares of the Acquiring Funds having a value equal to the value of their shares immediately prior to the reorganization. Consummation of the reorganization is subject to approval of the shareholders of the Funds.


INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Blanchard Group of Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Blanchard Group of Funds (comprising the following portfolios: Blanchard Global Growth Fund, Blanchard Precious Metals Fund, Inc., Blanchard Flexible Income Fund, Blanchard Short- Term Flexible Income Fund, Blanchard Flexible Tax-Free Bond Fund) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended September 30, 1997 and the period ended September 30, 1996, and the financial highlights for the periods ended in 1997 and 1996. The financial highlights for the periods ended in 1993, 1994 and 1995 were audited by other auditors, whose reports thereon dated June 20, 1995, expressed an unqualified opinion. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blanchard Group of Funds as of September 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As more fully described in Note 7, in November, 1997 the Funds are expected to enter into an Agreement and Plan of Reorganization, pursuant to which (subject to Fund shareholder approval) on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds that are advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Funds.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
November 7, 1997


TRUSTEES/DIRECTORS                    OFFICERS
--------------------------------------------------------------------------------
John F. Donahue                       John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                   Edward C. Gonzales
William J. Copeland                      President and Treasurer
James E. Dowd                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Edward L. Flaherty, Jr.               John W. McGonigle
Edward C. Gonzales                       Executive Vice President and
Peter E. Madden                          Secretary
John E. Murray, Jr.                   Joseph S. Machi
Wesley W. Posvar                         Vice President and Assistant
Marjorie P. Smuts                        Treasurer
                                      Richard B. Fisher
                                         Vice President
                                      C. Grant Anderson
                                         Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contain facts concerning its objective and policies, management fees, expenses and other information.


        PORTFOLIO ADVISERS                             B L A N C H A R D

        Global Growth Fund                             GLOBAL GROWTH FUND
   Mellon Capital Management Corp.

     Precious Metals Fund, Inc.                    PRECIOUS METALS FUND, INC.
   Cavelti Capital Management Ltd.

       Flexible Income Fund                           FLEXIBLE INCOME FUND
            OFFITBANK

  Short-Term Flexible Income Fund               SHORT-TERM FLEXIBLE INCOME FUND
            OFFITBANK

    Flexible Tax-Free Bond Fund                    FLEXIBLE TAX-FREE BOND FUND
United States Trust Company of New York


The Blanchard Group of Funds are available through Signet(R) Financial Services, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.

---------------------------------------------
  INVESTMENT PRODUCTS ARE NOT DEPOSITS,
  OBLIGATIONS OF, OR GUARANTEED BY ANY
  BANK. THEY ARE NOT INSURED BY THE FDIC.
  THEY INVOLVE RISK, INCLUDING THE POSSIBLE
  LOSS OF PRINCIPAL INVESTED.
---------------------------------------------

Federated Securities Corporation is the                      ANNUAL REPORT
distributor of the Funds.                                 SEPTEMBER 30, 1997

                                                      Managed by: Virtus Capital
                                                           Management, Inc.


                      G01684-12
CUSIP 093212603/093212405/093265106/093212306/093254100
                    (2431)AR1197




A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Global Growth Fund (the "Fund") is represented by a broken line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 4/30/98 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values were $20,006 and $44,582, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, five-year, ten-year and the since inception (6/1/86) periods ended 9/30/97, which were 13.20%, 10.51%, 6.44% and 8.97%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Precious Metals Fund (the "Fund") is represented by a broken line. The Toronto Stock Exchange Gold & Silver Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Toronto Stock Exchange Gold & Silver Index. The "x" axis reflects computation periods from 6/23/88 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Toronto Stock Exchange Gold & Silver Index; the ending values were $11,167and $13,936, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, five-year, and the since inception (6/23/88) periods ended 9/30/97, which were (15.24%), 9.96%, and 1.27%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Flexible Income Fund (the "Fund") is represented by a broken line. The Merrill Lynch Aggregate Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Merrill Lynch Aggregate Bond Index. The "x" axis reflects computation periods from 11/2/92 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch Aggregate Bond Index; the ending values were $14,003 and $14,387, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (11/2/92) periods ended 9/30/97, which were 9.53% and 7.25%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Short-Term Flexible Income Fund (the "Fund") is represented by a broken line. The Merrill Lynch Short-Term Govenment Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Merrill Lynch Short-Term Govenment Index. The "x" axis reflects computation periods from 4/16/93 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch Short-Term Govenment Index; the ending values were $12,940 and $12,709, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (4/16/93) periods ended 9/30/97, which were 7.24% and 5.95%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Flexible Tax-Free Bond Fund (the "Fund") is represented by a broken line. The Lehman Brothers Current Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Lehman Brothers Current Municipal Bond Index. The "x" axis reflects computation periods from 8/12/93 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers Current Municipal Bond Index; the ending values were $13,553 and $12,485, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (8/12/93) periods ended 9/30/97, which were 9.59% and 7.63%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Asset Alocation Fund (the "Fund") is represented by a broken line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 6/6/96 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values were $14,534 and $14,571, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year and the since inception (6/6/96) periods ended 9/30/97, which were 38.64%, 33.03%, respectively.

Keystone Strategic Income Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities (000's omitted)
April 30, 1997

                                                                     Keystone    Blanchard Flexible                   Pro Forma
                                                                Strategic Income       Income        Adjustments       Combined
                                                               --------------------------------------------------    ------------
Assets:
Investments at value (cost $192,569, $161,370                        186,555           161,790                          $348,345
   and $353,938, respectively)
Foreign currency (cost $19, $0 and $19, respectively)                     19                 -                                19
Cash                                                                       8                 -                                 8
Interest receivable                                                    3,705             3,252                             6,957
Receivable for investment sold                                         4,615                 -                             4,615
Receivable for closed forward foreign currency
 exchange contracts                                                        -               140                               140
Unrealized appreciation on forward foreign currency
 exchange contracts                                                       46                22                                68
Receivable for Fund shares sold                                          645                 -                               645
Prepaid expenses and other assets                                        102                15                               117
                                                               --------------------------------------------------    ------------
Total Assets                                                         195,695           165,219                           360,914

Liabilities:
Payable for investments purchased                                      1,118                 -                             1,118
Payable for closed forward foreign currency
 exchange contracts                                                      118                 -                               118
Distributions to shareholders                                            553             1,116                             1,669
Payable for Fund shares redeemed                                         638                 -                               638
Distribution fee payable                                                  91                43                               134
Due to related parties                                                     9               192                               201
Due to custodian                                                           -                41                                41
Accrued expenses                                                          58                88                               146
                                                               ------------------------------------------------------------------
Total Liabilities                                                      2,585             1,480                             4,065
                                                               ------------------------------------------------------------------

Net Assets                                                           193,110           163,739                           356,849
                                                               ==================================================================

Net assets are comprised of:
Paid-in capital                                                      264,572           181,642                           446,214
Undistributed net investment income (accumulated
     distributions in excess of investment income)                      (576)              369                              (207)
Accumulated net realized loss on investments                         (64,836)          (18,714)                          (83,550)
Net unrealized appreciation (depreciation) on investments             (6,050)              442                            (5,608)
                                                               ------------------------------------------------------------------
Net Assets                                                           193,110           163,739                           356,849
                                                               ==================================================================

Class A Shares
Net Assets                                                            58,725           163,739                          222,464
Shares of Beneficial Interest Outstanding                              8,614            33,755          (9,747)a         32,622
Net Asset Value                                                        $6.82             $4.85                            $6.82
Maximum Offering Price (4.75%)                                         $7.16                                              $7.16

Class B Shares
Net Assets                                                           110,082                 -                          110,082
Shares of Beneficial Interest Outstanding                             16,072                 -               -           16,072
Net Asset Value                                                        $6.85                 -                            $6.85

Class C Shares
Net Assets                                                            24,304                 -                           24,304
Shares of Beneficial Interest Outstanding                              3,553                 -               -            3,553
Net Asset Value                                                        $6.84                 -                            $6.84

Class Y Shares
Net Assets                                                                 -                 -                                -
Shares of Beneficial Interest Outstanding                                  -                 -                                -
Net Asset Value                                                        $6.65                 -                            $6.65


a Reflects the impact of converting shares of the target fund into the survivor fund


See Notes to Pro Forma Combining Financial Statements.

Keystone Strategic Income Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Operations (000's omitted)
April 30, 1997

                                                                 Keystone      Blanchard Flexible                   Pro Forma
                                                              Strategic Income      Income          Adjustments      Combined
                                                             --------------------------------------------------    -------------
Investment Income:
Interest income (net of withholding taxes*)                         18,829              14,319              $0           33,148
Other income                                                            23                   5               -               28
                                                             --------------------------------------------------    -------------
Total income                                                        18,852              14,324               -           33,176

Expenses:
Advisory fee                                                         1,397               1,378            (407) a         2,368
Administrative services fees                                            24                 177            (157) a            44
Distribution fee                                                     1,660                 459               -            2,119
Transfer agent fee                                                     549                 472              30  b         1,051
Custodian fee                                                          185                  74              83  a           342
Professional fees                                                       73                 106             (85) c            94
Directors fees                                                          34                   4              24  d            62
Miscellaneous                                                           51                 163            (120) e            94
                                                             -------------------------------------------------------------------
Total Expenses                                                       3,973               2,833            (632)           6,174
Less:  Expenses paid indirectly (fee waivers)                          (63)                 (8)              8  f           (63)
                                                             -------------------------------------------------------------------
Net expenses                                                         3,910               2,825            (624)           6,111
                                                             -------------------------------------------------------------------
Net investment income                                               14,942              11,499             624           27,065

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments                              3,898               1,302               -            5,200
Net change in unrealized appreciation
    (depreciation) on investments                                     (289)              1,639               -            1,350
                                                             -------------------------------------------------------------------
Net realized and unrealized loss on investments                      3,609               2,941               -            6,550
                                                             -------------------------------------------------------------------

Net increase in net assets resulting from operations                18,551              14,440             624           33,615
                                                             ===================================================================

*  Withholding taxes equalled $87, $2 and $88, respectively.
a  Combined fund expense calculated as a % of net assets.
b  Combined fund expense based on total accounts.
c Reflects elimination of acquired fund's audit, legal and accounting charges d Reflects increased allocation of expense based on increased net assets.
e Reflects elimination of acquired fund's registration and printing costs and reduction of other misc. expenses.
f  Reflects elimination of expense waivers on acquired fund.

See Notes to Pro Forma Combining Financial Statements.

Keystone Strategic Income Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
Schedule of Investments - April 30, 1997   (000's omitted)

                                                                                                    Keystone      Blanchard Flexible
                                                                                                 Strategic Fund       Income Fund
                                                                                                 ---------------  ------------------
                                                                                   Maturity               Market            Market
                                                                      Coupon       Date           Shares   Value    Shares   Value
                                                                    ----------------------------------------------------------------
FIXED INCOME (93.4%)

COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%) (Cost- $131)

Resolution Trust Corp.                                                  10.50%     12/15/04        -           -     $133     $133

INDUSTRIAL BONDS & NOTES (33.3%)

Aerospace (1.1%)
Airplanes Pass Thru Trust                                               10.88%      3/15/19      500         553        -        -
Sequa Corp.                                                              8.75%     12/15/01        -           -    1,700    1,683
UNC, Inc.                                                                9.13%      7/15/03        -           -    1,500    1,583
                                                                                                     ------------         ---------
                                                                                                             553             3,266
Broadcasting (1.6%)
Ackerly Communications, Inc.                                            10.75%     10/1/03       775         814        -        -
Echostar Satellite Broadcast Corp. (Eff. Yield 10.05%) (d)               0.00%      3/15/04    1,500       1,110        -        -
K-III Communications Corp. (e)                                           8.50%      2/1/06       750         724        -        -
Paxson Communications Corp.                                             11.63%     10/1/02     1,000       1,062        -        -
SFX Broadcasting, Inc. (e)                                              10.75%      5/15/06    1,000       1,048        -        -
Sinclair Broadcast Group, Inc.                                          10.00%      9/30/05    1,000       1,017        -        -
                                                                                                     ------------         ---------
                                                                                                           5,775                 -
Cable/Other Video Distribution (2.4%)
Adelphia Communications Corp. (e)                                        9.88%      3/1/07     1,000         945        -        -
Comcast Corp.                                                           10.63%      7/15/12      500         555        -        -
Diamond Cable Communications Co. (Eff. Yield 10.07%) (d)                 0.00%      9/30/04    2,000       1,640        -        -
Diamond Cable Communications Co. (Eff. Yield 10.48%) (d)(e)              0.00%      2/15/07      500         291        -        -
Frontiervision                                                          11.00%     10/15/06      250         250        -        -
Fundy Cable Limited                                                     11.00%     11/15/05    1,000       1,055        -        -
Marcus Cable Operating Co. LP                                           13.50%      8/1/04     1,250       1,034        -        -
Rogers Cablesystems Limited                                             10.13%      9/1/12     1,000       1,023        -        -
Telewest Communications PLC (Eff. Yield 9.07%) (d)                       0.00%     10/1/07       650         439        -        -
Videotron Holdings PLC (Eff. Yield 11.00%) (d)                           0.00%      8/15/05    2,000       1,620        -        -
                                                                                                     ------------         ---------
                                                                                                           8,852                 -
Chemicals (1.6%)
Astor Corp.                                                             10.50%     10/15/06      750         773        -        -
Freedom Chemicals, Inc.                                                 10.63%     10/15/06      750         778        -        -
Kaiser Aluminum and Chemical Corp.                                      12.75%      2/1/03     1,000       1,085        -        -
NL Industries, Inc.                                                     11.75%     10/15/03    1,550       1,666        -        -
Rexene Corp.                                                            11.75%     12/1/04       675         746        -        -
Texas Petrochemical Corp.                                               11.13%      7/1/06       500         520        -        -
                                                                                                     ------------         ---------
                                                                                                           5,568                 -
Consumer (2.7%)
Consumers International, Inc. (e)                                       10.25%      4/1/05       500         515        -        -
Exide Corp.                                                             10.75%     12/15/02    1,000       1,025        -        -
Fonda Group, Inc. (e)                                                    9.50%      3/1/07     1,000         945        -        -
Host Marriott Travel Plaza                                               9.50%      5/15/05        -           -    1,000    1,025
International Semi-Tech Electronics, Inc. (Eff. Yield 11.98%) (d)        0.00%      8/15/03    1,025         554        -        -
McLeod, Inc. (Eff. Yield 9.84%) (d) (e)                                  0.00%      3/1/07     1,250         713        -        -
Revlon Consumer Products Corp.                                          10.88%      7/15/10        -           -    1,600    1,646
Revlon Worldwide Corp. (Eff. Yield 10.75%) (d) (e)                       0.00%      3/15/01    3,800       2,498        -        -
Tracor, Inc. (e)                                                         8.50%      3/1/07     1,000         980        -        -
                                                                                                     ------------         ---------
                                                                                                           7,230             2,671
Diversified Media (0.5%)
Cinemark USA, Inc.                                                       9.63%      8/1/08       500         495        -        -
Dawson Production Services, Inc.                                         9.38%      2/1/07     1,000         990        -        -
Lifestyle Brands                                                        10.00%     10/30/97      350         350        -        -
                                                                                                     ------------         ---------
                                                                                                           1,835                 -
Energy (2.6%)
Clark USA, Inc.                                                         10.88%     12/1/05     1,000       1,013        -        -
Ferrellgas Partners Limited Partnership                                  9.38%      6/15/06      775         797        -        -
HS Resources, Inc.                                                       9.25%     11/15/06    1,250       1,220        -        -
Maxus Energy Corp.                                                      11.02%      5/15/01        -           -    2,000    2,143
Nuevo Energy Co.                                                         9.50%      4/15/06    1,000       1,020        -        -
Parker Drilling Corp. (b)                                                9.75%     11/15/06    1,000       1,028        -        -
Plains Resources, Inc. (e)                                              10.25%      3/15/06      500         520        -        -
Triton Energy Corp.                                                      9.75%     12/15/00        -           -    1,000    1,073
Vintage Petroleum, Inc.                                                  9.00%     12/15/05      500         496        -        -
                                                                                                     ------------         ---------
                                                                                                           6,094             3,216
Financial (1.8%)
Americo Life, Inc.                                                       9.25%      6/1/05         -           -    1,500    1,485
Navistar Financial Corp.                                                 8.88%     11/15/98        -           -    1,000    1,018
Presidential Life Corp.                                                  9.50%     12/15/00        -           -    1,500    1,538
Reliance Group Holdings, Inc.                                            9.00%     11/15/00        -           -    1,250    1,281
Reliance Group Holdings, Inc.                                            9.75%     11/15/03    1,000       1,028        -        -
                                                                                                     ------------         ---------
                                                                                                           1,028             5,322
Foods/Tobacco/Beverages (1.1%)
Chiquita Brands International, Inc.                                      9.63%      1/15/04      500         510        -        -
Iowa Select Farms (8/2/94-$2,243,310) (Eff. Yield 16.62%) (b) (d)        0.00%      2/15/04    4,336       2,880        -        -
Ralphs Grocery Co.                                                      11.00%      6/15/05      500         532        -        -
                                                                                                     ------------         ---------
                                                                                             Pro Forma
                                                                                               Combined
                                                                                         -------------------------
                                                                                                          Market
                                                                       Adjustments        Shares          Value
                                                                    ----------------------------------------------
FIXED INCOME (93.4%)

COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%) (Cost- $131)

Resolution Trust Corp.                                                                      $133             $133

INDUSTRIAL BONDS & NOTES (33.3%)

Aerospace (1.1%)
Airplanes Pass Thru Trust                                                                    500              553
Sequa Corp.                                                                                1,700            1,683
UNC, Inc.                                                                                  1,500            1,583
                                                                                                 -----------------
                                                                                                            3,819
Broadcasting (1.6%)
Ackerly Communications, Inc.                                                                 775              814
Echostar Satellite Broadcast Corp. (Eff. Yield 10.05%) (d)                                 1,500            1,110
K-III Communications Corp. (e)                                                               750              724
Paxson Communications Corp.                                                                1,000            1,062
SFX Broadcasting, Inc. (e)                                                                 1,000            1,048
Sinclair Broadcast Group, Inc.                                                             1,000            1,017
                                                                                                 -----------------
                                                                                                            5,775
Cable/Other Video Distribution (2.4%)
Adelphia Communications Corp. (e)                                                          1,000              945
Comcast Corp.                                                                                500              555
Diamond Cable Communications Co. (Eff. Yield 10.07%) (d)                                   2,000            1,640
Diamond Cable Communications Co. (Eff. Yield 10.48%) (d)(e)                                  500              291
Frontiervision                                                                               250              250
Fundy Cable Limited                                                                        1,000            1,055
Marcus Cable Operating Co. LP                                                              1,250            1,034
Rogers Cablesystems Limited                                                                1,000            1,023
Telewest Communications PLC (Eff. Yield 9.07%) (d)                                           650              439
Videotron Holdings PLC (Eff. Yield 11.00%) (d)                                             2,000            1,620
                                                                                                 -----------------
                                                                                                            8,852
Chemicals (1.6%)
Astor Corp.                                                                                  750              773
Freedom Chemicals, Inc.                                                                      750              778
Kaiser Aluminum and Chemical Corp.                                                         1,000            1,085
NL Industries, Inc.                                                                        1,550            1,666
Rexene Corp.                                                                                 675              746
Texas Petrochemical Corp.                                                                    500              520
                                                                                                 -----------------
                                                                                                            5,568
Consumer (2.7%)
Consumers International, Inc. (e)                                                            500              515
Exide Corp.                                                                                1,000            1,025
Fonda Group, Inc. (e)                                                                      1,000              945
Host Marriott Travel Plaza                                                                 1,000            1,025
International Semi-Tech Electronics, Inc. (Eff. Yield 11.98%) (d)                          1,025              554
McLeod, Inc. (Eff. Yield 9.84%) (d) (e)                                                    1,250              713
Revlon Consumer Products Corp.                                                             1,600            1,646
Revlon Worldwide Corp. (Eff. Yield 10.75%) (d) (e)                                         3,800            2,498
Tracor, Inc. (e)                                                                           1,000              980
                                                                                                 -----------------
                                                                                                            9,901
Diversified Media (0.5%)
Cinemark USA, Inc.                                                                           500              495
Dawson Production Services, Inc.                                                           1,000              990
Lifestyle Brands                                                                             350              350
                                                                                                 -----------------
                                                                                                            1,835
Energy (2.6%)
Clark USA, Inc.                                                                            1,000            1,013
Ferrellgas Partners Limited Partnership                                                      775              797
HS Resources, Inc.                                                                         1,250            1,220
Maxus Energy Corp.                                                                         2,000            2,143
Nuevo Energy Co.                                                                           1,000            1,020
Parker Drilling Corp. (b)                                                                  1,000            1,028
Plains Resources, Inc. (e)                                                                   500              520
Triton Energy Corp.                                                                        1,000            1,073
Vintage Petroleum, Inc.                                                                      500              496
                                                                                                 -----------------
                                                                                                            9,310
Financial (1.8%)
Americo Life, Inc.                                                                         1,500            1,485
Navistar Financial Corp.                                                                   1,000            1,018
Presidential Life Corp.                                                                    1,500            1,538
Reliance Group Holdings, Inc.                                                              1,250            1,281
Reliance Group Holdings, Inc.                                                              1,000            1,028
                                                                                                 -----------------
                                                                                                            6,350
Foods/Tobacco/Beverages (1.1%)
Chiquita Brands International, Inc.                                                          500              510
Iowa Select Farms (8/2/94-$2,243,310) (Eff. Yield 16.62%) (b) (d)                          4,336            2,880
Ralphs Grocery Co.                                                                           500              532
                                                                                                 -----------------

Keystone Strategic Income Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
Schedule of Investments - April 30, 1997   (000's omitted)

                                                                                            Keystone          Blanchard Flexible
                                                                                         Strategic Fund          Income Fund
                                                                               ------------------------     -----------------------
                                                                            Maturity             Market                    Market
                                                                 Coupon       Date     Shares     Value      Shares         Value
                                                                -------------------------------------------------------------------
                                                                                                  3,922                         -

Forest Products/Containers (1.8%)
Affiliated Newspaper Investments, Inc. (Eff. Yield 9.20%) (d)      0.00%     7/1/06     1,000       855           -             -
Container Corp. of America                                        11.25%     5/1/04     1,000     1,070           -             -
Four M Corp. (e)                                                  12.00%     6/1/06       375       368           -             -
Owens-Illinois, Inc.                                              10.50%    6/15/02       934       985           -             -
Printpack, Inc.                                                   10.63%    8/15/06       350       359           -             -
Rainy River Forest Products, Inc.                                 10.75%   10/15/01     1,000     1,095           -             -
Sea Containers Limited                                            12.50%    12/1/04       500       549           -             -
Stone Container Corp. (e)                                         10.75%    10/1/02     1,000     1,005           -             -
                                                                                              ----------            --------------
                                                                                                  6,286                         -

Gaming (2.3%)
Casino America, Inc.                                              12.50%     8/1/03     1,000     1,008           -
Grand Palais Casino, Inc. (8/15/94- $2,488,391) (a) (b) (c)       18.25%    11/1/97     2,488         0           -             -
Lodgenet Entertainment Corp. (b) (e)                              10.25%   12/15/06     1,000       971                         -
Magestic Star Casino LLC                                          12.75%    5/15/03     1,150     1,242           -             -
Prime Hospitality Corp. (e)                                        9.75%     4/1/07       500       508           -             -
Prime Hospitality Corp.                                            9.25%    1/15/06       500       509           -             -
Showboat, Inc.                                                    13.00%     8/1/09     1,000     1,130           -             -
Starcraft Corp. (a) (b) (c)                                       16.50%    1/15/98       750        15           -             -
Sun International Hotels Limited (e)                               9.00%    3/15/07     1,000       990           -             -
Sun World International, Inc. (e)                                 11.25%    4/15/04     1,000     1,030           -             -
TCI Satellite Entertainment, Inc. (e)                             10.88%    2/15/07       750       714           -             -
TCI Satellite Entertainment, Inc. (e)                             12.25%    2/15/07       250       131           -             -
                                                                                              ----------            --------------
                                                                                                  8,248                         -

Housing (0.3%)
Continental Homes Holding Corp.                                   10.00%    4/15/06     1,000       985           -             -
                                                                                              ----------            --------------


Industrial Services (0.8%)
ADT Operations                                                     9.25%     8/1/03         -         -       1,000         1,052
Bell & Howell Oper. Co.                                            9.25%    7/15/00         -         -       1,000         1,015
EnviroSource, Inc.                                                 9.75%    6/15/03         -         -       1,000           958
                                                                                              ----------            --------------
                                                                                                      -                     3,025

Oil Refining (0.6%)
PDV America                                                        7.25%     8/1/98         -         -       2,250         2,254
                                                                                              ----------            --------------


Paper/Forest Products/Containers (2.9%)
Doman Industries, Ltd.                                             8.75%    3/15/04         -         -       1,000           933
Fort Howard Corp.                                                  9.00%     2/1/06         -         -       1,250         1,272
Gaylord Container Corp.                                           11.50%    5/15/01         -         -       1,000         1,045
Maxxam Group, Inc.                                                11.25%     8/1/03         -         -       1,000         1,015
Owens-Illinois, Inc.                                              10.00%     8/1/02         -         -       2,500         2,637
Repap New Brunswick, Inc.                                          9.88%    7/15/00         -         -       1,000         1,000
Repap Wisconsin, Inc.                                              9.25%     2/1/02         -         -       1,000           995
Stone Container Finance Corp.                                     11.50%    8/15/06         -         -       2,000         1,840
                                                                                              ----------            --------------
                                                                                                      -                    10,737

Real Estate Development (0.4%)
Granite Development Partners LP                                   10.83%   11/15/03         -         -       1,500         1,470
                                                                                              ----------            --------------


Retail (0.5%)
Cole National Group, Inc.                                         11.25%    10/1/01       800       872           -             -
Finlay Fine Jewelry Corp.                                         10.63%     5/1/03     1,000     1,045           -             -
                                                                                              ----------            --------------
                                                                                                  1,917                         -

Services (0.6%)
HMH Properties, Inc.                                               9.50%    5/15/05         -         -       1,000         1,025
Prime Hospitality Corp. (e)                                        9.75%     4/1/07         -         -       1,000         1,025
                                                                                              ----------            --------------
                                                                                                      -                     2,050

Steel (1.2%)
Armco, Inc.                                                        9.38%    11/1/00         -         -       1,500         1,519
Bethlehem Steel Corp.                                             10.38%     9/1/03         -         -       1,000         1,042
Earle M. Jorgensen Co.                                            10.75%     3/1/00         -         -       1,000           960
Northwestern Steel & Wire Co.                                      9.50%    6/15/01         -         -       1,000           910
                                                                                              ----------            --------------
                                                                                                      -                     4,431

Telecommunications (2.6%)
Cablevision Systems Corp.                                         10.75%     4/1/04         -         -       1,000         1,036
Centennial Cellular Corp.                                          8.88%    11/1/01         -         -       1,000           975
Dial Call Communications, Inc. (Eff. Yield 11.24%) (d)             0.00%   12/15/05     1,000       743           -             -
Lenfest Communications, Inc.                                       8.38%    11/1/05         -         -       1,000           956
Nextel Communications, Inc. (Eff. Yield 10.70%) (d)                0.00%    8/15/04     2,900     2,110           -             -
Storer Communications, Inc.                                       10.00%    5/15/03         -         -       1,000         1,010
Teleport Communications Group (Eff. Yield 8.97%) (d)               0.00%     7/1/07     1,000       687           -             -
Teleport Communications Group                                      9.88%     7/1/06       525       547       1,000         1,050
                                                                                              ----------            --------------
                                                                                                  4,087                     5,027


                                                                                      Pro Forma
                                                                                       Combined
                                                                ----------------------------------------------
                                                                                                      Market
                                                                   Adjustments        Shares          Value
                                                                ----------------------------------------------
                                                                                                        3,922


Forest Products/Containers (1.8%)
Affiliated Newspaper Investments, Inc. (Eff. Yield 9.20%) (d)                          1,000              855
Container Corp. of America                                                             1,000            1,070
Four M Corp. (e)                                                                         375              368
Owens-Illinois, Inc.                                                                     934              985
Printpack, Inc.                                                                          350              359
Rainy River Forest Products, Inc.                                                      1,000            1,095
Sea Containers Limited                                                                   500              549
Stone Container Corp. (e)                                                              1,000            1,005
                                                                                             -----------------
                                                                                                        6,286

Gaming (2.3%)
Casino America, Inc.                                                                   1,000            1,008
Grand Palais Casino, Inc. (8/15/94- $2,488,391) (a) (b) (c)                            2,488                0
Lodgenet Entertainment Corp. (b) (e)                                                   1,000              971
Magestic Star Casino LLC                                                               1,150            1,242
Prime Hospitality Corp. (e)                                                              500              508
Prime Hospitality Corp.                                                                  500              509
Showboat, Inc.                                                                         1,000            1,130
Starcraft Corp. (a) (b) (c)                                                              750               15
Sun International Hotels Limited (e)                                                   1,000              990
Sun World International, Inc. (e)                                                      1,000            1,030
TCI Satellite Entertainment, Inc. (e)                                                    750              714
TCI Satellite Entertainment, Inc. (e)                                                    250              131
                                                                                             -----------------
                                                                                                        8,248

Housing (0.3%)
Continental Homes Holding Corp.                                                        1,000              985
                                                                                             -----------------


Industrial Services (0.8%)
ADT Operations                                                                         1,000            1,052
Bell & Howell Oper. Co.                                                                1,000            1,015
EnviroSource, Inc.                                                                     1,000              958
                                                                                             -----------------
                                                                                                        3,025

Oil Refining (0.6%)
PDV America                                                                            2,250            2,254
                                                                                             -----------------


Paper/Forest Products/Containers (2.9%)
Doman Industries, Ltd.                                                                 1,000              933
Fort Howard Corp.                                                                      1,250            1,272
Gaylord Container Corp.                                                                1,000            1,045
Maxxam Group, Inc.                                                                     1,000            1,015
Owens-Illinois, Inc.                                                                   2,500            2,637
Repap New Brunswick, Inc.                                                              1,000            1,000
Repap Wisconsin, Inc.                                                                  1,000              995
Stone Container Finance Corp.                                                          2,000            1,840
                                                                                             -----------------
                                                                                                       10,737


Real Estate Development (0.4%)
Granite Development Partners LP                                                        1,500            1,470
                                                                                             -----------------


Retail (0.5%)
Cole National Group, Inc.                                                                800              872
Finlay Fine Jewelry Corp.                                                              1,000            1,045
                                                                                             -----------------
                                                                                                        1,917

Services (0.6%)
HMH Properties, Inc.                                                                   1,000            1,025
Prime Hospitality Corp. (e)                                                            1,000            1,025
                                                                                             -----------------
                                                                                                        2,050


Steel (1.2%)
Armco, Inc.                                                                            1,500            1,519
Bethlehem Steel Corp.                                                                  1,000            1,042
Earle M. Jorgensen Co.                                                                 1,000              960
Northwestern Steel & Wire Co.                                                          1,000              910
                                                                                             -----------------
                                                                                                        4,431

Telecommunications (2.6%)
Cablevision Systems Corp.                                                              1,000            1,036
Centennial Cellular Corp.                                                              1,000              975
Dial Call Communications, Inc. (Eff. Yield 11.24%) (d)                                 1,000              743
Lenfest Communications, Inc.                                                           1,000              956
Nextel Communications, Inc. (Eff. Yield 10.70%) (d)                                    2,900            2,110
Storer Communications, Inc.                                                            1,000            1,010
Teleport Communications Group (Eff. Yield 8.97%) (d)                                   1,000              687
Teleport Communications Group                                                          1,525            1,597
                                                                                             -----------------
                                                                                                        9,114

Keystone Strategic Income Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
Schedule of Investments - April 30, 1997   (000's omitted)


                                                                                    Keystone          Blanchard Flexible
                                                                                 Strategic Fund          Income Fund
                                                                        -----------------------------------------------------
                                                             Maturity                Market                        Market
                                                    Coupon     Date       Shares     Value          Shares          Value
                                                  ---------------------------------------------------------------------------
Transportation (1.9%)
Eletson Holdings, Inc.                               9.25%    11/15/03      500        490          1,500         1,481
Piedmont Aviation, Inc.                              9.90%     1/15/01        -          -            852           866
Piedmont Aviation, Inc.                             10.15%     3/28/03        -          -          1,389         1,389
Sea Containers, Ltd.                                 9.50%      7/1/03        -          -          1,500         1,511
USAir, Inc.                                          9.90%     1/15/01        -          -            896           883
                                                                                -----------                  -----------
                                                                                       490                        6,130


Utilities-Electric (1.3%)
Cleveland Electric Illuminating Co.                  9.50%     5/15/05        -          -          1,000         1,069
CTC Mansfield Funding Corp.                         10.25%     3/30/03        -          -          1,478         1,530
Tuscon Electric Power Co.                           10.21%      1/1/09        -          -          2,219         2,196
                                                                                -----------                  -----------
                                                                                         -                        4,795


Wireless Communications (0.4%)
Rogers Cantel                                        9.38%      6/1/08      500        514              -             -
Vanguard Cellular Systems, Inc.                      9.38%     4/15/06    1,000        975              -             -
                                                                                -----------                  -----------
                                                                                     1,489                            -


TOTAL INDUSTRIAL BONDS & NOTES (Cost-$120,071)                                      64,357                       54,394


MORTGAGE-BACKED SECURITIES (26.6%)

CWMBS, Inc.                                          7.84%     11/1/26    1,998      1,953              -             -
FHLMC Participation Certificate Pool #607352         7.68%      4/1/22    7,612      7,991              -             -
FHLMC Participation Certificate Pool #E65399         7.00%      9/1/11        -          -             60            59
FHLMC Participation Certificate Pool #E64769         7.00%      7/1/11        -          -            715           710
FHLMC Participation Certificate Pool #E64891         7.00%      7/1/11        -          -            276           273
FHLMC Participation Certificate Pool #E65184         7.00%      8/1/11        -          -          1,547         1,535
FHLMC Participation Certificate Pool #E65186         7.00%      8/1/11        -          -            467           463
FHLMC Participation Certificate Pool #E65450         7.00%     10/1/11        -          -            468           464
FHLMC Participation Certificate Pool #E65454         7.00%     10/1/11        -          -            311           309
FHLMC Participation Certificate Pool #E65490         7.00%     10/1/11        -          -          2,248         2,231
FHLMC Participation Certificate Pool #E65468         7.00%     10/1/11        -          -            166           165
FHLMC Participation Certificate Pool #E65503         7.00%     10/1/11        -          -          2,921         2,899
FHLMC Participation Certificate Pool #E65597         7.00%     10/1/11        -          -            320           317
FHLMC Participation Certificate Pool #E65645         7.00%     11/1/11        -          -            247           245
FHLMC Participation Certificate Pool #E65660         7.00%     11/1/11        -          -            655           650
FHLMC Participation Certificate Pool #E65717         7.00%     11/1/11        -          -            334           331
FHLMC Participation Certificate Pool #E65690         7.00%     11/1/11        -          -            826           819
FHLMC Participation Certificate Pool #E65702         7.00%     11/1/11        -          -          1,601         1,589
FHLMC Participation Certificate Pool #E65703         7.00%     11/1/11        -          -            974           966
FHLMC Participation Certificate Pool #E65712         7.00%     12/1/11        -          -          1,947         1,932
FHLMC Participation Certificate Pool #E65750         7.00%     11/1/11        -          -            424           421
FHLMC Participation Certificate Pool #E65723         7.00%     11/1/11        -          -          1,056         1,048
FHLMC Participation Certificate Pool #E65759         7.00%     12/1/11        -          -             35            35
FHLMC Participation Certificate Pool #G10524         7.00%      6/1/11        -          -             33            32
FHLMC Participation Certificate Pool #G10556         7.00%      7/1/11        -          -            625           620
FHLMC Participation Certificate Pool #G10590         7.00%     10/1/11        -          -            309           307
FHLMC Participation Certificate Pool #E00434         7.00%      5/1/11        -          -             37            37
FHLMC Participation Certificate Pool #E20217         7.00%      1/1/11        -          -          1,744         1,731
FHLMC Participation Certificate Pool #E20271         7.00%     11/1/11        -          -          3,785         3,756
FHLMC Participation Certificate Pool #846298         7.19%      8/1/22    2,626      2,720              -             -
FNMA Grantor Trust 95-T5A                            7.00%     3/17/35    1,171      1,127              -             -
FNMA Pool #322356                                    7.00%      9/1/25    4,452      4,322              -             -
FNMA Pool #324193                                    7.00%      9/1/25    5,886      5,715              -             -
GNMA Pool #353016                                    8.00%     1/15/25        -          -            454           462
GNMA Pool #354163                                    8.00%     8/15/26        -          -            556           565
GNMA Pool #354714                                    6.50%    12/15/23    9,933      9,420              -             -
GNMA Pool #361590                                    8.00%     7/15/24        -          -            162           165
GNMA Pool #361942                                    8.00%     5/15/25        -          -            259           263
GNMA Pool #365136                                    8.00%     9/15/24        -          -             46            47
GNMA Pool #369463                                    8.00%     1/15/25        -          -            470           478
GNMA Pool #369485                                    8.00%     9/15/24        -          -            873           889
GNMA Pool #370587                                    8.00%     9/15/25        -          -            555           564
GNMA Pool #372365                                    8.00%     7/15/26        -          -            875           889
GNMA Pool #375080                                    8.00%     4/15/25        -          -            194           197
GNMA Pool #375189                                    8.00%     2/15/24        -          -             52            53
GNMA Pool #376175                                    8.00%     2/15/25        -          -            240           244
GNMA Pool #376198                                    8.00%     5/15/25        -          -             71            72
GNMA Pool #377404                                    8.00%     1/15/25        -          -             59            60
GNMA Pool #377608                                    8.00%     8/15/25        -          -            382           388
GNMA Pool #379597                                    8.00%     5/15/25        -          -            554           563
GNMA Pool #380634                                    8.00%    10/15/24        -          -             29            30
GNMA Pool #382067                                    8.00%     5/15/25        -          -             52            53
GNMA Pool #384598                                    8.00%     4/15/25        -          -            438           445
GNMA Pool #384600                                    8.00%     5/15/25        -          -            827           841
GNMA Pool #384694                                    8.00%     8/15/25        -          -            556           566
GNMA Pool #385904                                    8.00%     9/15/24        -          -            723           735
GNMA Pool #386613                                    8.00%    11/15/24        -          -            377           383
GNMA Pool #386721                                    8.00%     4/15/25        -          -            732           744
GNMA Pool #388751                                    8.00%     6/15/24        -          -            101           103
GNMA Pool #388757                                    8.00%     9/15/24        -          -            203           207
GNMA Pool #389603                                    8.00%     9/15/24        -          -            802           816
GNMA Pool #390602                                    8.00%     9/15/24        -          -            750           764
GNMA Pool #390343                                    8.00%     4/15/25        -          -            597           607
GNMA Pool #392003                                    8.00%     9/15/24        -          -             82            83
GNMA Pool #392233                                    8.00%     5/15/24        -          -             48            49
GNMA Pool #392550                                    8.00%     9/15/24        -          -             36            37
GNMA Pool #393260                                    8.00%     4/15/25        -          -            724           736
GNMA Pool #393769                                    8.00%     5/15/25        -          -            109           111


                                                                               Pro Forma
                                                                               Combined
                                                                    ---------------------------
                                                                                       Market
                                                      Adjustments       Shares          Value
                                                  ---------------------------------------------
Transportation (1.9%)
Eletson Holdings, Inc.                                                  2,000            1,971
Piedmont Aviation, Inc.                                                   852              866
Piedmont Aviation, Inc.                                                 1,389            1,389
Sea Containers, Ltd.                                                    1,500            1,511
USAir, Inc.                                                               896              883
                                                                                  -------------
                                                                                         6,620


Utilities-Electric (1.3%)
Cleveland Electric Illuminating Co.                                     1,000            1,069
CTC Mansfield Funding Corp.                                             1,478            1,530
Tuscon Electric Power Co.                                               2,219            2,196
                                                                                  -------------
                                                                                         4,795


Wireless Communications (0.4%)
Rogers Cantel                                                             500              514
Vanguard Cellular Systems, Inc.                                         1,000              975
                                                                                  -------------
                                                                                         1,489


TOTAL INDUSTRIAL BONDS & NOTES (Cost-$120,071)                                         118,751


MORTGAGE-BACKED SECURITIES (26.6%)

CWMBS, Inc.                                                             1,998            1,953
FHLMC Participation Certificate Pool #607352                            7,612            7,991
FHLMC Participation Certificate Pool #E65399                               60               59
FHLMC Participation Certificate Pool #E64769                              715              710
FHLMC Participation Certificate Pool #E64891                              276              273
FHLMC Participation Certificate Pool #E65184                            1,547            1,535
FHLMC Participation Certificate Pool #E65186                              467              463
FHLMC Participation Certificate Pool #E65450                              468              464
FHLMC Participation Certificate Pool #E65454                              311              309
FHLMC Participation Certificate Pool #E65490                            2,248            2,231
FHLMC Participation Certificate Pool #E65468                              166              165
FHLMC Participation Certificate Pool #E65503                            2,921            2,899
FHLMC Participation Certificate Pool #E65597                              320              317
FHLMC Participation Certificate Pool #E65645                              247              245
FHLMC Participation Certificate Pool #E65660                              655              650
FHLMC Participation Certificate Pool #E65717                              334              331
FHLMC Participation Certificate Pool #E65690                              826              819
FHLMC Participation Certificate Pool #E65702                            1,601            1,589
FHLMC Participation Certificate Pool #E65703                              974              966
FHLMC Participation Certificate Pool #E65712                            1,947            1,932
FHLMC Participation Certificate Pool #E65750                              424              421
FHLMC Participation Certificate Pool #E65723                            1,056            1,048
FHLMC Participation Certificate Pool #E65759                               35               35
FHLMC Participation Certificate Pool #G10524                               33               32
FHLMC Participation Certificate Pool #G10556                              625              620
FHLMC Participation Certificate Pool #G10590                              309              307
FHLMC Participation Certificate Pool #E00434                               37               37
FHLMC Participation Certificate Pool #E20217                            1,744            1,731
FHLMC Participation Certificate Pool #E20271                            3,785            3,756
FHLMC Participation Certificate Pool #846298                            2,626            2,720
FNMA Grantor Trust 95-T5A                                               1,171            1,127
FNMA Pool #322356                                                       4,452            4,322
FNMA Pool #324193                                                       5,886            5,715
GNMA Pool #353016                                                         454              462
GNMA Pool #354163                                                         556              565
GNMA Pool #354714                                                       9,933            9,420
GNMA Pool #361590                                                         162              165
GNMA Pool #361942                                                         259              263
GNMA Pool #365136                                                          46               47
GNMA Pool #369463                                                         470              478
GNMA Pool #369485                                                         873              889
GNMA Pool #370587                                                         555              564
GNMA Pool #372365                                                         875              889
GNMA Pool #375080                                                         194              197
GNMA Pool #375189                                                          52               53
GNMA Pool #376175                                                         240              244
GNMA Pool #376198                                                          71               72
GNMA Pool #377404                                                          59               60
GNMA Pool #377608                                                         382              388
GNMA Pool #379597                                                         554              563
GNMA Pool #380634                                                          29               30
GNMA Pool #382067                                                          52               53
GNMA Pool #384598                                                         438              445
GNMA Pool #384600                                                         827              841
GNMA Pool #384694                                                         556              566
GNMA Pool #385904                                                         723              735
GNMA Pool #386613                                                         377              383
GNMA Pool #386721                                                         732              744
GNMA Pool #388751                                                         101              103
GNMA Pool #388757                                                         203              207
GNMA Pool #389603                                                         802              816
GNMA Pool #390602                                                         750              764
GNMA Pool #390343                                                         597              607
GNMA Pool #392003                                                          82               83
GNMA Pool #392233                                                          48               49
GNMA Pool #392550                                                          36               37
GNMA Pool #393260                                                         724              736
GNMA Pool #393769                                                         109              111

Keystone Strategic Income Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
Schedule of Investments - April 30, 1997   (000's omitted)


                                                                                                 Keystone         Blanchard Flexible
                                                                                              Strategic Fund           Income Fund
                                                                                          ------------------------------------------
                                                                               Maturity                   Market              Market
                                                                    Coupon       Date         Shares      Value      Shares    Value
                                                                  ------------------------------------------------------------------
GNMA Pool #394649                                                    8.00%       8/15/24        -            -        203       207
GNMA Pool #395262                                                    8.00%       8/15/24        -            -        214       217
GNMA Pool #396925                                                    8.00%       7/15/25        -            -        782       795
GNMA Pool #398734                                                    8.00%       6/15/26        -            -        285       289
GNMA Pool #398746                                                    8.00%       6/15/26        -            -         33        34
GNMA Pool #398502                                                    8.00%       3/15/26        -            -        354       360
GNMA Pool #398646                                                    8.00%       5/15/26        -            -        500       508
GNMA Pool #398807                                                    8.00%       7/15/26        -            -        723       735
GNMA Pool #399971                                                    8.00%       6/15/26        -            -        616       626
GNMA Pool #400737                                                    8.00%       5/15/24        -            -        220       224
GNMA Pool #401191                                                    8.00%      11/15/24        -            -        655       668
GNMA Pool #401819                                                    8.00%       4/15/25        -            -        134       136
GNMA Pool #402263                                                    8.00%      12/15/24        -            -        568       578
GNMA Pool #402680                                                    8.00%       5/15/26        -            -        631       642
GNMA Pool #404080                                                    8.00%       4/15/25        -            -         54        54
GNMA Pool #403582                                                    8.00%       1/15/25        -            -         45        46
GNMA Pool #403965                                                    8.00%       9/15/24        -            -        807       823
GNMA Pool #405873                                                    8.00%       5/15/25        -            -        380       386
GNMA Pool #405937                                                    8.00%       7/15/25        -            -        151       153
GNMA Pool #405449                                                    8.00%       4/15/25        -            -        372       378
GNMA Pool #406638                                                    8.00%       5/15/25        -            -         97        98
GNMA Pool #408449                                                    8.00%       5/15/25        -            -        185       188
GNMA Pool #409740                                                    8.00%       5/15/25        -            -        146       148
GNMA Pool #410214                                                    8.00%      12/15/25        -            -         28        28
GNMA Pool #410284                                                    8.00%       9/15/25        -            -        555       564
GNMA Pool #410554                                                    8.00%      12/15/25        -            -        350       355
GNMA Pool #410858                                                    8.00%      12/15/25        -            -         31        32
GNMA Pool #413170                                                    8.00%      10/15/25        -            -        410       416
GNMA Pool #412618                                                    8.00%       6/15/26        -            -        790       804
GNMA Pool #414080                                                    8.00%       8/15/25        -            -        368       374
GNMA Pool #413535                                                    8.00%      10/15/25        -            -        337       343
GNMA Pool #413553                                                    8.00%      11/15/25        -            -         86        88
GNMA Pool #415464                                                    8.00%       7/15/25        -            -        223       227
GNMA Pool #418481                                                    8.00%       9/15/25        -            -        378       384
GNMA Pool #423964                                                    8.00%       7/15/26        -            -        915       930
GNMA Pool #424694                                                    8.00%      12/15/25        -            -        888       904
GNMA Pool #425651                                                    8.00%       6/15/26        -            -        627       637
GNMA Pool #435289                                                    8.00%       7/15/26        -            -        741       754
GNMA Pool #193576                                                    8.00%       7/15/26        -            -        648       660
GNMA Pool #326542                                                    8.00%       5/15/22        -            -         41        42
GNMA Pool #334760                                                    8.00%       8/15/25        -            -         29        29
GNMA Pool #338684                                                    8.00%       7/15/24        -            -         37        38
GNMA Pool #780195                                                    8.00%       7/15/25        -            -         41        42
GNMA Pool #780249                                                    8.00%       9/15/25        -            -        122       124
GNMA Pool #780247                                                    8.00%       9/15/25        -            -        833       848
GNMA Pool #780163                                                    6.50%       7/15/09    7,944        7,771          -         -
                                                                                                    -----------           ----------
                                                                                                        41,019               54,069

TOTAL MORTGAGE-BACKED SECURITIES (Cost $95,345)                                                         41,019               54,069

FOREIGN BONDS (U. S. DOLLARS) (9.4%)
Argentina Republic                                                  11.38%       1/30/17    1,500        1,595          -         -
Argentina Global                                                    11.00%       10/9/06    2,500        2,691          -         -
Brazil (Federal Republic of)                                         8.00%       4/15/14    8,150        6,184          -         -
Comtel Brasileira (e)                                               10.75%       9/26/04    5,500        5,692          -         -
Grupo Industrial Durango S.A.                                       12.00%       7/15/01    2,500        2,675          -         -
Grupo Industrial Durango S.A.                                       12.63%        8/1/03      400          431          -         -
Grupo Televisa S.A. (e)                                             11.88%       5/15/06    2,900        3,089          -         -
Indah Kiat International Finance Co.                                11.88%       6/15/02    3,000        3,210          -         -
Intermedia Capital Partners (e)                                     11.25%        8/1/06      500          514          -         -
Ispat Mexicana S. A.                                                10.38%       3/15/01      750          765          -         -
Klabin Fabricadora Papel                                            10.00%      12/20/01    5,000        5,024          -         -
Rogers Cablesystems, Ltd.                                            9.65%       1/15/14        -            -      2,000     1,392
TV Azteca SA DE CV (e)                                              10.50%       2/15/07      425          418          -
                                                                                                    -----------           ----------
                                                                                                        32,288                1,392

TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost-$33,211)                                                       32,288                1,392

FOREIGN BONDS (NON U. S. DOLLARS) (5.2%)
Canada Government                                                    8.75%       12/1/05 CD 8,250        6,743          -         -
Denmark (Kingdom of)                                                 8.00%       5/12/03 DK35,500        5,975          -         -
Germany (Federal Republic of)                                        6.88%       5/12/05 DM 9,400        5,863          -         -
                                                                                                    -----------           ----------
                                                                                                        18,581                    -

TOTAL FOREIGN BONDS (NON U. S. DOLLARS) (Cost- $20,140)                                                 18,581                    -

U. S. TREASURY OBLIGATIONS (19.1%)
U.S. Treasury Bills                                                  0.00%        3/5/98    5,900        5,623          -         -
U.S. Treasury Bonds                                                  7.88%       2/15/21    7,723        8,442          -         -
U.S. Treasury Bonds                                                  6.50%      11/15/26    4,180        3,926          -         -
U.S. Treasury Notes                                                  6.25%       3/31/99    2,500        2,500          -         -
U.S. Treasury Notes                                                  6.13%      12/31/01    1,250        1,228          -         -
U.S. Treasury Bond                                                   7.25%       5/15/04        -            -     20,000    20,625
U.S. Treasury Notes                                                  7.00%       7/15/06        -            -     25,000    25,414
                                                                                                    -----------           ----------
                                                                                                        21,719               46,039

TOTAL U. S. TREASURY OBLIGATIONS (Cost-$67,816)                                                         21,719               46,039

TOTAL FIXED INCOME (Cost-$336,714)                                                                     177,964              156,027

                                                                                         Shares                      Shares
                                                                                       ----------                  ----------
COMMON STOCKS/WARRANTS (0.3%)
Casino America, Inc. (a)                                                                      105          222          -         -
Casino America, Inc., wts. (a)                                                                 20            -          -         -
Colorado Gaming and Entertainment Co.(a)                                                      170          766          -         -
Grand Palais Casinos, Inc., Series A, wts.(8/15/94-$727) (a) (b)                               73            -          -         -


                                                                                             Pro Forma
                                                                                              Combined
                                                                                       ----------------------
                                                                                                      Market
                                                                       Adjustments        Shares      Value
                                                                  -------------------------------------------
GNMA Pool #394649                                                                           203          207
GNMA Pool #395262                                                                           214          217
GNMA Pool #396925                                                                           782          795
GNMA Pool #398734                                                                           285          289
GNMA Pool #398746                                                                            33           34
GNMA Pool #398502                                                                           354          360
GNMA Pool #398646                                                                           500          508
GNMA Pool #398807                                                                           723          735
GNMA Pool #399971                                                                           616          626
GNMA Pool #400737                                                                           220          224
GNMA Pool #401191                                                                           655          668
GNMA Pool #401819                                                                           134          136
GNMA Pool #402263                                                                           568          578
GNMA Pool #402680                                                                           631          642
GNMA Pool #404080                                                                            54           54
GNMA Pool #403582                                                                            45           46
GNMA Pool #403965                                                                           807          823
GNMA Pool #405873                                                                           380          386
GNMA Pool #405937                                                                           151          153
GNMA Pool #405449                                                                           372          378
GNMA Pool #406638                                                                            97           98
GNMA Pool #408449                                                                           185          188
GNMA Pool #409740                                                                           146          148
GNMA Pool #410214                                                                            28           28
GNMA Pool #410284                                                                           555          564
GNMA Pool #410554                                                                           350          355
GNMA Pool #410858                                                                            31           32
GNMA Pool #413170                                                                           410          416
GNMA Pool #412618                                                                           790          804
GNMA Pool #414080                                                                           368          374
GNMA Pool #413535                                                                           337          343
GNMA Pool #413553                                                                            86           88
GNMA Pool #415464                                                                           223          227
GNMA Pool #418481                                                                           378          384
GNMA Pool #423964                                                                           915          930
GNMA Pool #424694                                                                           888          904
GNMA Pool #425651                                                                           627          637
GNMA Pool #435289                                                                           741          754
GNMA Pool #193576                                                                           648          660
GNMA Pool #326542                                                                            41           42
GNMA Pool #334760                                                                            29           29
GNMA Pool #338684                                                                            37           38
GNMA Pool #780195                                                                            41           42
GNMA Pool #780249                                                                           122          124
GNMA Pool #780247                                                                           833          848
GNMA Pool #780163                                                                         7,944        7,771
                                                                                                -------------
                                                                                                      95,088

TOTAL MORTGAGE-BACKED SECURITIES (Cost $95,345)                                                       95,088

FOREIGN BONDS (U. S. DOLLARS) (9.4%)
Argentina Republic                                                                        1,500        1,595
Argentina Global                                                                          2,500        2,691
Brazil (Federal Republic of)                                                              8,150        6,184
Comtel Brasileira (e)                                                                     5,500        5,692
Grupo Industrial Durango S.A.                                                             2,500        2,675
Grupo Industrial Durango S.A.                                                               400          431
Grupo Televisa S.A. (e)                                                                   2,900        3,089
Indah Kiat International Finance Co.                                                      3,000        3,210
Intermedia Capital Partners (e)                                                             500          514
Ispat Mexicana S. A.                                                                        750          765
Klabin Fabricadora Papel                                                                  5,000        5,024
Rogers Cablesystems, Ltd.                                                                 2,000        1,392
TV Azteca SA DE CV (e)                                                                      425          418
                                                                                                -------------
                                                                                                      33,680

TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost-$33,211)                                                     33,680

FOREIGN BONDS (NON U. S. DOLLARS) (5.2%)
Canada Government                                                                      CD 8,250        6,743
Denmark (Kingdom of)                                                                  DK 35,500        5,975
Germany (Federal Republic of)                                                          DM 9,400        5,863
                                                                                                -------------
                                                                                                      18,581

TOTAL FOREIGN BONDS (NON U. S. DOLLARS) (Cost- $20,140)                                               18,581

U. S. TREASURY OBLIGATIONS (19.1%)
U.S. Treasury Bills                                                                       5,900        5,623
U.S. Treasury Bonds                                                                       7,723        8,442
U.S. Treasury Bonds                                                                       4,180        3,926
U.S. Treasury Notes                                                                       2,500        2,500
U.S. Treasury Notes                                                                       1,250        1,228
U.S. Treasury Bond                                                                       20,000       20,625
U.S. Treasury Notes                                                                      25,000       25,414
                                                                                                -------------
                                                                                                      67,758

TOTAL U. S. TREASURY OBLIGATIONS (Cost-$67,816)                                                       67,758

TOTAL FIXED INCOME (Cost-$336,714)                                                                   333,991

                                                                                            Shares
                                                                                        --------------
COMMON STOCKS/WARRANTS (0.3%)
Casino America, Inc. (a)                                                                    105          222
Casino America, Inc., wts. (a)                                                               20            -
Colorado Gaming and Entertainment Co.(a)                                                    170          766
Grand Palais Casinos, Inc., Series A, wts.(8/15/94-$727) (a) (b)                             73            -

Keystone Strategic Income Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
Schedule of Investments - April 30, 1997   (000's omitted)


                                                                                                             Keystone
                                                                                                          Strategic Fund
                                                                                              -----------------------------
                                                                                   Maturity                   Market
                                                                         Coupon      Date           Shares    Value
                                                                        -------------------------------------------------------
Grand Palais Casinos, Inc., Series B, wts.(8/15/94-$397)(a)(b)                                        40          -
Grand Palais Casinos, Inc., Series C, wts.(8/15/94-$3,507)(a)(b)                                     351          -
Grand Palais Casinos, Inc., Series D, wts.(8/15/94-$-0-)(a)(b)                                       160          -
Grand Palais Casinos, Inc., wts.(8/15/94-$57)(a)(b)                                                   87          -
Iowa Select Farms, wts. (2/4/94-$955,122)(a)(b)                                                      118        118
Nextel Communications Inc., wts.(a)                                                                    5          -
                                                                                                         -----------
                                                                                                              1,106

TOTAL COMMON STOCKS/WARRANTS (Cost-$3,034)                                                                    1,106

PREFERRED STOCK (0.3%)(Cost-$2,106)
Ampex Corp.(a)(b)(c)                                                                                   2      1,164


                                                                                              Shares
                                                                                          ---------------
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION (1.2%)(Cost - $4,170)
Federal Home Loan Bank                                                     5.28%        5/1/97    $4,170      4,170


REPURCHASE AGREEMENTS (2.2%)
CS First Boston, Inc. Repurchase Agreement (maturity value $5,764)         5.35%        5/1/97         -          -
Keystone Joint Repurchase Agreement (Investments in repurchase
  agreements, in a joint trading account, dated 4/30/97, maturity          5.50%        5/1/97     2,151      2,151
                                                                                                         --------------
  value $2,151) (f)                                                                                           2,151

TOTAL REPURCHASE AGREEMENTS (Cost- $7,914)                                                                    2,151


TOTAL INVESTMENTS (Cost-$353,938)(97.6%)                                                                    186,555

OTHER ASSETS AND LIABILITIES-NET (2.4%)                                                                       6,555


NET ASSETS (100.0%)                                                                                         193,110



                                                                                 Blanchard Flexible                   Pro Forma
                                                                                    Income Fund                       Combined
                                                                        ----------------------------             -----------------
                                                                                           Market                           Market
                                                                                Shares      Value   Adjustments    Shares   Value
                                                                        ----------------------------------------------------------
Grand Palais Casinos, Inc., Series B, wts.(8/15/94-$397)(a)(b)                      -         -                      40         -
Grand Palais Casinos, Inc., Series C, wts.(8/15/94-$3,507)(a)(b)                    -         -                     351         -
Grand Palais Casinos, Inc., Series D, wts.(8/15/94-$-0-)(a)(b)                      -         -                     160         -
Grand Palais Casinos, Inc., wts.(8/15/94-$57)(a)(b)                                 -         -                      87         -
Iowa Select Farms, wts. (2/4/94-$955,122)(a)(b)                                     -         -                     118       118
Nextel Communications Inc., wts.(a)                                                 -         -                       5         -
                                                                                         -------                          --------
                                                                                              -                             1,106

TOTAL COMMON STOCKS/WARRANTS (Cost-$3,034)                                                    -                             1,106

PREFERRED STOCK (0.3%)(Cost-$2,106)
Ampex Corp.(a)(b)(c)                                                                -         -                       2     1,164


                                                                          Shares                                 Shares
                                                                        --------------                        ----------
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION (1.2%)(Cost - $4,170)
Federal Home Loan Bank                                                             $0         -                  $4,170     4,170


REPURCHASE AGREEMENTS (2.2%)
CS First Boston, Inc. Repurchase Agreement (maturity value $5,764)              5,763     5,763                   5,763     5,763
Keystone Joint Repurchase Agreement (Investments in repurchase
  agreements, in a joint trading account, dated 4/30/97, maturity                   -         -                   2,151     2,151
                                                                                        ---------                         --------
  value $2,151) (f)                                                                       5,763                             7,914

TOTAL REPURCHASE AGREEMENTS (Cost- $7,914)                                                5,763                             7,914


TOTAL INVESTMENTS (Cost-$353,938)(97.6%)                                                161,790                           348,345

OTHER ASSETS AND LIABILITIES-NET (2.4%)                                                   1,949                             8,504


NET ASSETS (100.0%)                                                                     163,739                           356,849

Keystone Strategic Income Fund
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
Schedule of Investments - April 30, 1997 (000's omitted)

(a)  Non-income producing.
(b) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the description of each restricted security. On the date of acquisition there were no market quotations on similar securities and the securities were valued at acquisition cost. At April 30, 1997, the fair value of these restricted securities was $2,998,243 (0.84% of the Fund's net assets).
(c) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on these securities. At April 30, 1997, the face value of these securities was $1,179,265 (0.33% of the Fund's net assets).
(d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(f) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1997.



Legend of Portfolio Abbreviations:
CWMBS-Countrywide Mortgage Backed Securities
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA Government National Mortgage Association


Forward Foreign Currency Exchange Contracts

         Exchange                                            U.S. $ Value at             In Exchange               Net Unrealized
          Date                                               April 30, 1997              for U.S. $                 Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency
Exchange Contracts to Sell:
                                 Contracts to Dollar
                             ----------------------------
STRATEGIC INCOME FUND
        5/27/97                 6,619 Canadian Dollar            4,743                      4,747                           4
        7/11/97                10,089 Deutsche Mark              5,856                      5,879                          23
        7/11/97                39,139 Danish Krone               5,963                      5,982                          19
                                                                                                                   -----------
                                                                                                                           46
BLANCHARD FLEXIBLE FIXED INCOME
        9/25/97                 2,040 Canadian Dollar            1,474                      1,496                          22
                                                                                                                   -----------

COMBINED TOTAL                                                                                                             68
                                                                                                                   ===========


See Notes to Pro Forma Combining Financial Statements.

Keystone Strategic Income Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
April 30, 1997

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements") reflect the accounts of Keystone Strategic Income Fund (SIF) and Blanchard Flexible Income Fund (BFIF) at April 30, 1997 and for the year then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of BFIF. The Reorganization provides for the acquisition of all assets and liabilities of BFIF by SIF,in exchange for Class A shares of SIF. Thereafter, there will be a distribution of Class A shares of SIF to shareholders of BFIF in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of BFIF will become the owners of that number of full and fractional Class A shares of SIF having an aggregate net asset value equal to the aggregate net asset value of their shares of BFIF as of the close of business immediately prior to the date that BFIF assets are exchanged for Class A shares of SIF.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period ended April 30, 1997 and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of BFIF in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of SIF.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A shares of SIF which would have been issued at April 30, 1997 in connection with the proposed Reorganization. Shareholders of BFIF would receive Class A shares of SIF based on a conversion ratio determined on April 30, 1997. The conversion ratio is calculated by dividing the net asset value of BFIF by the net asset value per share of the Class A shares of SIF.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of the Funds' gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The investment advisory and distribution fees have been charged to the combined Fund based on the fee schedule in effect for SIF at the combined level of average net assets for the year ended April 30, 1997.

                          EVERGREEN FIXED INCOME TRUST


                                     PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust's Registration Statement on Form N-
1A filed on October 8, 1997 - Registration No. 333-37433 ("Form
N-1A Registration Statement").

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Fixed Income Trust Articles II., III.(6)(c), IV.(3), IV.(8), V., VI., VII. and VIII.
and By-Laws Articles II., III and VIII.

6(a).  Form  of  Investment   Advisory  Agreement  between  Keystone  Investment
Management Company and Evergreen Fixed Income Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b).           Form of Interim Management Contract.  Exhibit B to
Prospectus contained in Part A of this Registration Statement.

6(c).           Form of Interim Sub-Advisory Agreement.  Exhibit C to
Prospectus contained in Part A of this Registration Statement.

7(a). Principal Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Fixed Income Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Custody Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to the Form N-1A Registration Statement.

10(a). Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b).          Multiple Class Plan.  Incorporated by reference to the
Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.

14(a). Consent of KPMG Peat Marwick LLP. Filed herewith.


14(b). Consent of Deloitte & Touche LLP. Filed herewith.


15. Not applicable.


16. Powers of Attorney. Previously filed.

17. Form of Proxy Card.  Filed herewith.



Item 17.        Undertakings.

                (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES


                As required by the Securities Act of 1933, this Post- Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 22nd day of December, 1997.

                               EVERGREEN  FIXED INCOME TRUST

                               By:      /s/  William J. Tomko
                                        -----------------------
                                        Name:   William J. Tomko

                                        Title: President


                As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 22nd day of December, 1997.


Signatures                                                    Title
----------                                                    -----


/s/William J.  Tomko                                          President and
-------------------                                           Treasurer
 William J.  Tomko


/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------

Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                INDEX TO EXHIBITS

N-14
EXHIBIT NO.

11                Opinion and Consent of Sullivan & Worcester LLP
12                Tax Opinion and Consent of Sullivan & Worcester LLP
14(a)             Consent of KPMG Peat Marwick LLP
14(b)             Consent of Deloitte & Touche LLP
17                Form of Proxy
--------------------